4841-1404-2944.2 REGAL BELOIT AMERICA, INC. PENSION PLAN As Amended and Restated Effective January 1, 2017

i 4841-1404-2944.2 REGAL BELOIT AMERICA, INC. PENSION PLAN Page REGAL BELOIT AMERICA, INC. PENSION PLAN ................................................................. 1 ARTICLE I. DEFINED TERMS .................................................................................................... 3 Section 1.01. Defined Terms .............................................................................................3 Section 1.02. Construction .................................................................................................5 ARTICLE II. PARTICIPATION AND CALCULATION OF BENEFITS ................................... 6 Section 2.01. In General.....................................................................................................6 Section 2.02. Leased Employees .......................................................................................6 Section 2.03. Benefits Payable from Another Plan or Multiple Parts of this Plan ............6 Section 2.04. USERRA Leaves of Absence ......................................................................7 ARTICLE III. PAYMENT OF BENEFITS.................................................................................... 8 Section 3.01. Normal Payment Forms ...............................................................................8 Section 3.02. Optional Payment Forms .............................................................................8 Section 3.03. Commencement and Termination of Benefits ...........................................10 Section 3.04. Retroactive Annuity Starting Dates ...........................................................12 Section 3.05. Death Benefits ............................................................................................13 Section 3.06. Payment of Small Amounts and Service Cancellation Rules ....................13 Section 3.07. Reemployment After Retirement ...............................................................14 Section 3.08. Continued Employment or Re-Employment after Normal Retirement Date .........................................................................................14 Section 3.09. Direct Rollovers .........................................................................................15 Section 3.10. Required Minimum Distributions ..............................................................16 Section 3.11. 2014 Lump Sum Window Program ...........................................................20 Section 3.12. 2016 Lump Sum Window Program ...........................................................23 ARTICLE IV. ADMINISTRATION ............................................................................................ 28 Section 4.01. Administrator .............................................................................................28 Section 4.02. Responsibility and Authority of the Administrator ...................................28 Section 4.03. Procedure ...................................................................................................28 Section 4.04. Delegation of Duties and Responsibilities .................................................28 Section 4.05. Use of Professional Services ......................................................................29 Section 4.06. Fees and Expenses .....................................................................................29 Section 4.07. Claims Procedure .......................................................................................29 Section 4.08. Communications ........................................................................................31 Section 4.09. Agent for Service of Process......................................................................31 ARTICLE V. CONTRIBUTIONS AND FUNDING POLICY ................................................... 32 Section 5.01. Company Contribution...............................................................................32 Section 5.02. Funding Policy ...........................................................................................32 Section 5.03. Exclusive Benefit .......................................................................................32

ii 4841-1404-2944.2 ARTICLE VI. AMENDMENT AND TERMINATION .............................................................. 33 Section 6.01. Amendment ................................................................................................33 Section 6.02. Termination ................................................................................................33 Section 6.03. Priorities Upon Termination ......................................................................33 Section 6.04. Non-Reversion of Assets ...........................................................................33 ARTICLE VII. GENERAL PROVISIONS .................................................................................. 34 Section 7.01. Participants to Furnish Information ...........................................................34 Section 7.02. Non-Guarantee of Employment or Other Benefits ....................................34 Section 7.03. Responsibility for Co-Fiduciaries ..............................................................34 Section 7.04. Mergers, Consolidations and Transfers of Plan Assets .............................34 Section 7.05. Spendthrift Clause ......................................................................................35 Section 7.06. Restriction on Highly Compensated Participants’ and Former Participants’ Benefits .................................................................................35 Section 7.07. Maximum Benefit ......................................................................................36 Section 7.08. Successors and Assigns..............................................................................37 Section 7.09. Wisconsin Law Applies .............................................................................37 Section 7.10. Top-Heavy Restrictions .............................................................................37 Section 7.11. Restrictions Related to Plan Funding .........................................................39 Section 7.12. Military Leave Provisions ..........................................................................47 APPENDIX 1 ................................................................................................................................ 49 PART A: SALARIED EMPLOYEES’ PENSION PLAN ........................................................ A-1 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS ....................................................... A-2 Section 1.01. Format ..................................................................................................... A-2 Section 1.02. Definitions............................................................................................... A-2 ARTICLE II. PARTICIPATION AND SERVICE .................................................................... A-6 Section 2.01. Participation ............................................................................................ A-6 Section 2.02. Vesting Service ....................................................................................... A-6 Section 2.03. Benefit Service ........................................................................................ A-6 Section 2.04. Period of Severance ................................................................................ A-7 Section 2.05. Special Service Rule ............................................................................... A-7 Section 2.06. Transfer Out of Employee Status ............................................................ A-7 Section 2.07. Transfer to Employee Status ................................................................... A-8 Section 2.08. Transfer to Employment with an Affiliate .............................................. A-8 Section 2.09. Termination ............................................................................................. A-8 ARTICLE III. BENEFITS .......................................................................................................... A-9 Section 3.01. Accrued Benefit Formula ........................................................................ A-9 Section 3.02. Normal Retirement Benefit ..................................................................... A-9 Section 3.03. Disability Retirement ............................................................................ A-10 Section 3.04. Early Retirement or Deferred Vested Benefit ....................................... A-10 Section 3.05. Death Benefits ....................................................................................... A-10 Section 3.06. 1981 Retirees ........................................................................................ A-12

iii 4841-1404-2944.2 Section 3.07. Applicable Benefits ............................................................................... A-12 ARTICLE IV. PAYMENT OF BENEFITS ............................................................................. A-13 Section 4.01. Normal Form of Payment ..................................................................... A-13 Section 4.02. Optional Forms of Payment .................................................................. A-13 SCHEDULE A-1 ...................................................................................................................... A-15 SCHEDULE A-2 ...................................................................................................................... A-16 PART B: LEBANON AND WEST PLAINS HOURLY PENSION PLAN ............................. B-1 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS ....................................................... B-2 Section 1.01. Format ......................................................................................................B-2 Section 1.02. Defined Terms .........................................................................................B-2 ARTICLE II. PARTICIPATION AND SERVICE .................................................................... B-4 Section 2.01. Participation .............................................................................................B-4 Section 2.02. Vesting Service ........................................................................................B-4 Section 2.03. Benefit Service .........................................................................................B-4 Section 2.04. Break in Service .......................................................................................B-5 ARTICLE III. BENEFITS .......................................................................................................... B-6 Section 3.01. Normal Retirement Benefit ......................................................................B-6 Section 3.02. Early Retirement Benefit .........................................................................B-7 Section 3.03. Deferred Vested Benefit ..........................................................................B-7 Section 3.04. Spouse’s Death Benefit ............................................................................B-7 Section 3.05. Applicable Benefit Rate ...........................................................................B-8 PART C: RBC MANUFACTURING CORPORATION WAUSAU HOURLY PENSION PLAN ............................................................................................................ C-1 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS ....................................................... C-2 Section 1.01. Format ......................................................................................................C-2 Section 1.02. Defined Terms .........................................................................................C-2 ARTICLE II. PARTICIPATION AND SERVICE .................................................................... C-4 Section 2.01. Participation .............................................................................................C-4 Section 2.02. Vesting Service ........................................................................................C-4 Section 2.03. Benefit Service .........................................................................................C-4 Section 2.04. Break in Service .......................................................................................C-6 ARTICLE III. BENEFITS .......................................................................................................... C-7 Section 3.01. Normal Retirement Benefit ......................................................................C-7 Section 3.02. Early Retirement or Deferred Vested Benefit ..........................................C-8 Section 3.03. Spouse’s Death Benefit ............................................................................C-8 Section 3.04. Applicable Benefit Rate ...........................................................................C-9 Section 3.05. Disability Retirement ...............................................................................C-9

iv 4841-1404-2944.2 PART D: RBC MANUFACTURING MARATHON SPECIAL PRODUCTS HOURLY PENSION PLAN ............................................................................................................ D-1 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS ....................................................... D-2 Section 1.01. Format ..................................................................................................... D-2 Section 1.02. Defined Terms ........................................................................................ D-2 ARTICLE II. PARTICIPATION AND SERVICE .................................................................... D-4 Section 2.01. Participation ............................................................................................ D-4 Section 2.02. Vesting Service ....................................................................................... D-4 Section 2.03. Benefit Service ........................................................................................ D-4 Section 2.04. Break in Service ...................................................................................... D-5 ARTICLE III. BENEFITS .......................................................................................................... D-6 Section 3.01. Normal Retirement Benefit ..................................................................... D-6 Section 3.02. Early Retirement or Deferred Vested Benefit ......................................... D-7 Section 3.03. Spouse’s Death Benefit ........................................................................... D-7 Section 3.04. Applicable Benefit Rate .......................................................................... D-8 PART E: UNICO, INC. EMPLOYEES’ PENSION PLAN ....................................................... E-1 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS ........................................................ E-2 Section 1.01. Format ...................................................................................................... E-2 Section 1.02. Defined Terms ......................................................................................... E-2 ARTICLE II. ELIGIBILITY AND PARTICIPATION ............................................................... E-7 Section 2.01. Eligible Class of Employees .................................................................... E-7 Section 2.02. Commencement of Participation.............................................................. E-7 Section 2.03. Reemployment ......................................................................................... E-7 ARTICLE III. BENEFITS ........................................................................................................... E-9 Section 3.01. Normal Retirement Benefit ...................................................................... E-9 Section 3.02. Early Retirement or Deferred Vested Retirement Benefit ..................... E-10 ARTICLE IV. PRERETIREMENT DEATH BENEFITS FOR MARRIED PARTICIPANTS ........................................................................................................... E-11 Section 4.01. Death Benefits for Married Participants ................................................ E-11 Section 4.02. Amount of Surviving Spouse Death Benefit ......................................... E-11 PART F: TIPP CITY PLANT INDUSTRIAL PENSION PLAN .............................................. F-1 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS ........................................................ F-2 Section 1.01. Format ...................................................................................................... F-2 Section 1.02. Definitions................................................................................................ F-2 ARTICLE II. ELIGIBILITY ....................................................................................................... F-7 Section 2.01. Participation ............................................................................................. F-7 Section 2.02. Normal Retirement Eligibility ................................................................. F-7

v 4841-1404-2944.2 Section 2.03. Special Early Retirement Eligibility ........................................................ F-7 Section 2.04. 30 and Out Eligibility............................................................................... F-7 Section 2.05. Early Retirement Eligibility ..................................................................... F-7 Section 2.06. Disability Retirement Eligibility .............................................................. F-7 Section 2.07. Deferred Vested Eligibility ...................................................................... F-7 ARTICLE III. RETIREMENT BENEFITS ................................................................................. F-8 Section 3.01. Normal and Early Retirement Benefits .................................................... F-8 Section 3.02. Disability Retirement Benefits ................................................................. F-8 Section 3.03. Deferred Vested Benefits ......................................................................... F-9 Section 3.04. Automatic Pre-Retirement Survivor Protection ....................................... F-9 Section 3.05. Supplemental Allowance ....................................................................... F-10 Section 3.06. Additional Benefits ................................................................................ F-10 ARTICLE IV. PAYMENT OF BENEFITS .............................................................................. F-11 Section 4.01. Transfers and Reemployment ................................................................ F-11 PART G: MT. STERLING PLANT INDUSTRIAL PENSION PLAN .................................... G-1 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS ....................................................... G-2 Section 1.01. Format ..................................................................................................... G-2 Section 1.02. Definitions............................................................................................... G-2 ARTICLE II. ELIGIBILITY ...................................................................................................... G-7 Section 2.01. Participation ............................................................................................ G-7 Section 2.02. Normal Retirement Eligibility ................................................................ G-7 Section 2.03. Special Early Retirement Eligibility ....................................................... G-7 Section 2.04. Early Retirement Eligibility .................................................................... G-7 Section 2.05. Disability Retirement Eligibility ............................................................. G-7 Section 2.06. Deferred Vested Eligibility ..................................................................... G-7 ARTICLE III. RETIREMENT BENEFITS ................................................................................ G-8 Section 3.01. Normal and Early Retirement Benefits ................................................... G-8 Section 3.02. Disability Retirement Benefits ................................................................ G-8 Section 3.03. Deferred Vested Benefits ........................................................................ G-9 Section 3.04. Automatic Pre-Retirement Survivor Protection ...................................... G-9 ARTICLE IV. PAYMENT OF BENEFITS ............................................................................. G-11 Section 4.01. Transfers and Reemployment ............................................................... G-11 PART H: RETIREMENT PLAN NUMBER ONE FOR HOURLY EMPLOYEES OF MCGILL MANUFACTURING CO., INC. .................................................................... H-1 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS ....................................................... H-2 Section 1.01. Format ..................................................................................................... H-2 Section 1.02. Definitions............................................................................................... H-2

vi 4841-1404-2944.2 ARTICLE II. ELIGIBILITY ...................................................................................................... H-4 Section 2.01. Participants .............................................................................................. H-4 Section 2.02. Cessation Of Participation ...................................................................... H-4 ARTICLE III. RETIREMENT DATES ..................................................................................... H-5 Section 3.01. Normal Retirement Date ......................................................................... H-5 Section 3.02. Early Retirement Date............................................................................. H-5 Section 3.03. Postponed Retirement Date..................................................................... H-5 ARTICLE IV. SERVICE ............................................................................................................ H-6 Section 4.01. Credited Service ...................................................................................... H-6 Section 4.02. Vesting Service ....................................................................................... H-6 Section 4.03. Leave of Absence .................................................................................... H-7 Section 4.04. Credited Service and Vesting Service Prior to Break in Service ............ H-7 Section 4.05. Maternity or Paternity Absence .............................................................. H-7 Section 4.06. Family and Medical Leave Act ............................................................... H-8 ARTICLE V. PENSION BENEFITS ......................................................................................... H-9 Section 5.01. Normal Retirement Benefit ..................................................................... H-9 Section 5.02. Early Retirement Benefit ...................................................................... H-10 Section 5.03. Postponed Retirement Benefit .............................................................. H-10 Section 5.04. In-Service Benefit ................................................................................. H-11 Section 5.05. Actuarial Increase ................................................................................. H-12 Section 5.06. Limitation Of Benefit ............................................................................ H-12 ARTICLE VI. DISABILITY BENEFIT................................................................................... H-13 Section 6.01. Disability Payments .............................................................................. H-13 Section 6.02. Determination Of Disability ................................................................. H-13 ARTICLE VII. PRE-RETIREMENT DEATH BENEFIT ....................................................... H-14 Section 7.01. Pre-Retirement Death Benefit ............................................................... H-14 ARTICLE VIII. VESTING ....................................................................................................... H-15 Section 8.01. Benefits On Termination of Employment............................................. H-15 Section 8.02. Duplicating Payments ........................................................................... H-15 Section 8.03. Timing And Manner Of Payments ........................................................ H-15 Section 8.04. Termination Prior To Vesting ............................................................... H-15 Section 8.05. Vesting Upon Attainment Of Normal Retirement Date ....................... H-15 Section 8.06. Accelerated Vesting .............................................................................. H-15 ARTICLE IX. TIMING AND OPTIONAL FORMS OF BENEFITS ..................................... H-16 Section 9.01. Suspension of Benefits Upon Reemployment ...................................... H-16 Section 9.02. Timing Of Distributions ........................................................................ H-16 Section 9.03. Payment Forms ..................................................................................... H-17 ARTICLE X. TRANSFERS ..................................................................................................... H-18 Section 10.01. Termination Of Employment ................................................................ H-18 Section 10.02. Vesting Service ..................................................................................... H-18

vii 4841-1404-2944.2 Section 10.03. Acquisition Of Assets ........................................................................... H-18 EXHIBIT H-1 ........................................................................................................................... H-19 ACTUARIAL ASSUMPTIONS ............................................................................................... H-19 PART I: REGAL POWER TRANSMISSIONS SOLUTIONS PENSION PLAN – APPENDIX A – KOP-FLEX MEMORIAL LODGE 1784 & DISTRICT LODGE 12 UNION EMPLOYEES ................................................................................................ I-1 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS ......................................................... I-2 Section 1.01. Format ....................................................................................................... I-2 Section 1.02. Definitions................................................................................................. I-2 ARTICLE II. PARTICIPATION AND SERVICE ...................................................................... I-7 Section 2.01. Participation .............................................................................................. I-7 Section 2.02. Cessation of Participation ......................................................................... I-7 Section 2.03. Calculation of Pension Credited Service - Special Rules ......................... I-7 ARTICLE III. RETIREMENT BENEFITS .................................................................................. I-9 Section 3.01. Retirement Benefits .................................................................................. I-9 Section 3.02. Disregard of Accrued Benefit ................................................................. I-11 ARTICLE IV. OTHER BENEFITS ........................................................................................... I-13 Section 4.01. Death Benefits ......................................................................................... I-13 Section 4.02. Disability Benefits .................................................................................. I-13 Section 4.03. Vested Benefits. ...................................................................................... I-14 ARTICLE V. WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS ................ I-16 Section 5.01. When Benefits Start ................................................................................ I-16 Section 5.02. Automatic Forms of Distribution ............................................................ I-16 Section 5.03. Optional Forms Of Retirement Benefits ................................................. I-16 PART J: REGAL POWER TRANSMISSIONS SOLUTIONS PENSION PLAN – APPENDIX 8 – BROWNING MANUFACTURING DIVISION EMPLOYEES ......... J-1 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS ........................................................ J-2 Section 1.01. Format ....................................................................................................... J-2 Section 1.02. Definitions................................................................................................. J-2 ARTICLE II. PARTICIPATION AND SERVICE ..................................................................... J-7 Section 2.01. Eligibility .................................................................................................. J-7 Section 2.02. inactive Participant.................................................................................... J-7 Section 2.03. Cessation of Participation ......................................................................... J-7 Section 2.04. Calculation of Pension Credited Service - Special Rules ......................... J-7 ARTICLE III. RETIREMENT BENEFITS ................................................................................. J-9 Section 3.01. Normal Retirement Benefit ....................................................................... J-9

viii 4841-1404-2944.2 Section 3.02. Early Retirement ....................................................................................... J-9 Section 3.03. Postponed Retirement Benefit .................................................................. J-9 Section 3.04. Benefits Upon Employment After Annuity Starting Date ........................ J-9 Section 3.05. Disregard of Accrued Benefit ................................................................... J-9 ARTICLE IV. OTHER BENEFITS .......................................................................................... J-11 Section 4.01. Death Benefits ......................................................................................... J-11 Section 4.02. Disability Benefits .................................................................................. J-12 Section 4.03. Vested Benefits ....................................................................................... J-12 ARTICLE V. WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS ............... J-15 Section 5.01. When Benefits Start ................................................................................ J-15 Section 5.02. Mandatory Participant Contributions ...................................................... J-15 Section 5.03. Automatic Forms of Distribution ............................................................ J-15 Section 5.04. Optional Forms Of Retirement Benefits ................................................. J-15 PART K: REGAL POWER TRANSMISSIONS SOLUTIONS PENSION PLAN – APPENDIX 40 – MORSE/BEARINGS DIVISION (MOREHEAD, KY)/SOLUS INDUSTRIAL/KOP-FLEX SALARIED EMPLOYEES ............................................... K-1 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS ....................................................... K-2 Section 1.01. Format ..................................................................................................... K-2 Section 1.02. Definitions............................................................................................... K-2 ARTICLE II. PARTICIPATION AND SERVICE .................................................................... K-7 Section 2.01. Eligibility ................................................................................................ K-7 Section 2.02. Inactive Participant ................................................................................. K-7 Section 2.03. Cessation of Participation ....................................................................... K-7 Section 2.04. Calculation of Pension Credited Service - Special Rules ....................... K-8 ARTICLE III. RETIREMENT BENEFITS ................................................................................ K-9 Section 3.01. Retirement Benefits ................................................................................ K-9 Section 3.02. Disregard of Accrued Benefit ............................................................... K-11 ARTICLE IV. OTHER BENEFITS ......................................................................................... K-12 Section 4.01. Death Benefits ....................................................................................... K-12 Section 4.02. Disability Benefits ................................................................................ K-12 Section 4.03. Vested Benefits ..................................................................................... K-13 . K-13 ARTICLE V. WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS .............. K-16 Section 5.01. When Benefits Start .............................................................................. K-16 Section 5.02. Mandatory Participant Contributions .................................................... K-16 Section 5.03. Automatic Forms of Distribution .......................................................... K-16

ix 4841-1404-2944.2 PART L: REGAL POWER TRANSMISSIONS SOLUTIONS PENSION PLAN – APPENDIX 78 – BEARINGS DIVISION EMPLOYEES ............................................. L-1 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS ........................................................ L-2 Section 1.01. Format ...................................................................................................... L-2 Section 1.02. Definitions................................................................................................ L-2 ARTICLE II. PARTICIPATION AND SERVICE ..................................................................... L-8 Section 2.01. Eligibility ................................................................................................. L-8 Section 2.02. Inactive Participant .................................................................................. L-8 Section 2.03. Cessation of Participation ........................................................................ L-8 Section 2.04. Calculation of Pension Credited Service ................................................. L-8 ARTICLE III. RETIREMENT BENEFITS ............................................................................... L-10 Section 3.01. Retirement Benefits ............................................................................... L-10 Section 3.02. Disregard of Accrued Benefit ................................................................ L-11 ARTICLE IV. OTHER BENEFITS .......................................................................................... L-12 Section 4.01. Death Benefits ........................................................................................ L-12 Section 4.02. Vested Benefits ...................................................................................... L-13 ARTICLE V. WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS ............... L-15 Section 5.01. When Benefits Start ............................................................................... L-15 Section 5.02. Mandatory Participant Contributions ..................................................... L-15 Section 5.03. Automatic Forms of Distribution ........................................................... L-15 Section 5.04. Suspension of Benefits Upon Reemployment. ...................................... L-15 EXHIBIT L-1: ACTUARIAL ASSUMPTIONS ...................................................................... L-17 PART M: REGAL POWER TRANSMISSIONS SOLUTIONS PENSION PLAN – APPENDIX 79 – MCGILL MANUFACTURING NON-UNION HOURLY EMPLOYEES (MONTICELLO, IN) ............................................................................ M-1 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS ...................................................... M-2 Section 1.01. Format ..................................................................................................... M-2 Section 1.02. Definitions............................................................................................... M-2 ARTICLE II. PARTICIPATION AND SERVICE ................................................................... M-6 Section 2.01. Eligibility ................................................................................................ M-6 Section 2.02. Inactive Participant ................................................................................. M-6 Section 2.03. Cessation of Participation ....................................................................... M-6 Section 2.04. Calculation of Pension Credited Service ................................................ M-6 ARTICLE III. RETIREMENT BENEFITS ............................................................................... M-8 Section 3.01. Retirement Benefits ................................................................................ M-8 Section 3.02. Disregard of Accrued Benefit ................................................................. M-9

x 4841-1404-2944.2 ARTICLE IV. OTHER BENEFITS ........................................................................................ M-10 Section 4.01. Death Benefits ....................................................................................... M-10 Section 4.02. Disability Benefits ................................................................................ M-10 Section 4.03. Vested Benefits ..................................................................................... M-11 ARTICLE V. WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS ............. M-13 Section 5.01. When Benefits Start .............................................................................. M-13 Section 5.02. Mandatory Participant Contributions .................................................... M-13 Section 5.03. Automatic Forms of Distribution .......................................................... M-13 Section 5.04. Suspension of Benefits Upon Reemployment ...................................... M-13 EXHIBIT M-1: ACTUARIAL ASSUMPTIONS ................................................................... M-15 Actuarial Assumptions .................................................................................................. M-15

1 4841-1404-2944.2 REGAL BELOIT AMERICA, INC. PENSION PLAN The Regal Beloit America, Inc. Pension Plan (formerly known as the RBC Manufacturing Corporation Salaried Employees’ Pension Plan) is intended to provide benefits to eligible employees of participating employers upon their retirement or earlier termination of employment and to their spouses or other beneficiaries upon death. The Plan was last amended and restated effective January 1, 2013, as a continuation of the RBC Manufacturing Corporation Salaried Employees’ Pension Plan and reflected the merger of the following plans (collectively referred to as the “Predecessor Plans”) with and into such plan, effective midnight on December 31, 2012: (1) the RBC Manufacturing Corporation Lebanon & West Plains Hourly Pension Plan, (2) the RBC Manufacturing Corporation Wausau Hourly Pension Plan, (3) the RBC Manufacturing Corporation Marathon Special Products Hourly Pension Plan, (4) the Unico, Inc. Employees’ Pension Plan, (5) the Regal Beloit EPC, Inc. Tipp City Plant Industrial Pension Plan, and (6) the Regal Beloit EPC, Inc. Mt. Sterling Industrial Pension Plan. The Plan is now amended and restated effective January 1, 2017 to reflect the merger of the following plans with and into this Plan, effective midnight, on December 31, 2016: (1) the Regal Power Transmissions Solutions Pension Plan, and (2) Retirement Plan Number One for Hourly Employees of McGill Manufacturing Co., Inc. Except as otherwise specifically provided herein or as required in order to comply with applicable law, any amendment to the Plan shall apply only to periods on and after, and to employees whose employment is terminated on and after, the effective dates of the amendment. Rights with respect to periods before an amendment is effective shall be determined under the terms of the Plan (or any predecessor thereof) as in effect from time to time prior to the effective date of the amendment. The Plan consists of this Master Plan Document, which is applicable to all Participants in the Plan, as supplemented by thirteen Parts that define certain terms and conditions of the Plan as applied to specific groups of employees. The Parts are: • Part A: RBC Manufacturing Corporation Salaried Employees’ Pension Plan • Part B: RBC Manufacturing Corporation Lebanon & West Plains Hourly Pension Plan • Part C: RBC Manufacturing Corporation Wausau Hourly Pension Plan • Part D: RBC Manufacturing Corporation Marathon Special Products Hourly Pension Plan • Part E: Unico, Inc. Employees’ Pension Plan • Part F: Regal Beloit EPC, Inc. Tipp City Plant Industrial Pension Plan • Part G: Regal Beloit EPC, Inc. Mt. Sterling Industrial Pension Plan

2 4841-1404-2944.2 • Part H: Retirement Plan Number One for Hourly Employees of McGill Manufacturing Co., Inc. • Part I: Regal Power Transmissions Solutions Pension Plan – Appendix A – Kop-Flex Memorial Lodge 1784 & District Lodge 12 Union Employees • Part J: Regal Power Transmissions Solutions Pension Plan – Appendix 8 – Browning Manufacturing Division Employees • Part K: Regal Power Transmissions Solutions Pension Plan – Appendix 40 – Morse/Bearings Division (Morehead, KY)/Solus Industrial/Kop-Flex Salaried Employees • Part L: Regal Power Transmissions Solutions Pension Plan – Appendix 78 – Bearings Division Employees • Part M: Regal Power Transmissions Solutions Pension Plan – Appendix 79 – McGill Manufacturing Non-Union Hourly Employees (Monticello, IN)

3 4841-1404-2944.2 ARTICLE I. DEFINED TERMS Section 1.01. Defined Terms. The following words and phrases, when used in the Plan, shall have the following respective meanings, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in each Part. (a) “Accrued Benefit” means a Participant’s benefit (determined pursuant to the applicable Part) expressed in terms of a single life annuity beginning at or after the Participant’s Normal Retirement Date, unless otherwise specified in the applicable Part (or if applicable in the Normal Form). (b) “Actuarial Equivalent” means the dollar value of any Accrued Benefit on a specified date, computed in accordance with the interest rate and actuarial assumptions specified in the applicable Part. Notwithstanding the foregoing, the Actuarial Equivalent of any lump sum benefit (or other form of payment which Code Section 417(e)(3) applies) payable under the Plan shall be determined using the Applicable Mortality Table and the Applicable Interest Rate. (c) “Administrator” means the Retirement Plan Committee appointed pursuant to Section 4.01, which will have primary responsibility for administration of the Plan. In the absence of a Retirement Plan Committee, the Company shall be the Administrator. (d) “Affiliate” means each entity that is part of a controlled group of corporations, group of businesses under common control, or affiliated service group that includes the Company (or, if the context so requires, another Employer or Participating Employer), as determined pursuant to Code Sections 414(b), (c) and (m). (e) “Annuity Starting Date” means the first day of the first period for which an amount is payable as an annuity or any other form of benefit payment. The Annuity Starting Date is required to be the first day of a calendar month. (f) “Applicable Interest Rate” means the interest rate or rates pursuant to Code Section 417(e)(3) for the month of November immediately preceding the beginning of the Plan Year in which the Annuity Starting Date occurs. (g) “Applicable Mortality Table” means the applicable mortality table pursuant to Code Section 417(e)(3). In the event that a new or updated mortality table is prescribed for purposes of Code Section 417(e)(3), the new or updated mortality table shall automatically become the Applicable Mortality Table without the necessity of a Plan amendment to adopt such table. (h) “Beneficiary” means any person entitled to receive any payments due under the Plan as a result of the death of a Participant. (i) “Board” means the Board of Directors of the Company. (j) “Code” means the Internal Revenue Code of 1986 and the rules and regulations issued thereunder, all as amended and in effect from time to time.

4 4841-1404-2944.2 (k) “Company” means Regal Beloit America, Inc., a Wisconsin corporation, or any successor thereto. (l) “Employee” means, with respect to any Part of the Plan, a person who is classified by an Employer as a common law employee and who is employed in an eligible job classification with respect to that Part of the Plan. Specific rules regarding the definition of Employee as applied to each Part of the Plan are set forth in the applicable Part. An individual shall be considered an Employee on any day only if that individual is currently classified by an Employer as a common law employee on that day, regardless of whether that individual (i) was so classified on any other day, or (ii) in the future is retroactively reclassified as a common law employee effective on the applicable day. This result is not affected by whether that individual was classified as an employee on any other day, or in the future is retroactively reclassified as an employee as of the applicable day. The Administrator shall, in its sole discretion, determine whether any person is an Employee under the Plan. (m) “Employer” means the Company and those of its subsidiaries or Affiliates, divisions or units which shall have been designated as an Employer on Appendix 1. (n) “ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations issued thereunder, all as amended and in effect from time to time. (o) “Hours of Service” means each hour for which an Employee is entitled to payment for the performance of duties for the Company or an Affiliate, regardless of when payment is made or due. Hours of Service shall be credited for employment with an Affiliate for purposes of eligibility and vesting. Hours of Service shall also be credited for any individual who is considered an employee for purposes of this Plan pursuant to Code Section 414(n) or (o) and the regulations thereunder. Calculation and credit of Hours of Employment shall be made pursuant to Department of Labor regulations Section 2530.200b-2. See such Parts for additional rules. (p) “Leased Employee” means any person who (i) is not an employee of an Employer or an Affiliate (the “service recipient”), (ii) who provides services to the service recipient pursuant to an agreement between the service recipient and any other person, (iii) has performed such services for the service recipient on a substantially full-time basis for a period of at least one (1) year; and (iv) performs such services under the primary direction or control of the service recipient, all as determined pursuant to the provisions of Code Sections 414(n) and (o). (q) “Master Plan Document” means this document, which contains provisions of the Plan that are applicable to all of the Parts of the Plan. (r) “Normal Form” means a single life annuity, unless used in a Part where it is given a different meaning when used in such Part. (s) “Normal Retirement Date” has the meaning ascribed in the relevant Part. (t) “Part(s)” or “Part(s) of the Plan” means Parts A through M of the Plan and such additional Parts as may from time to time be added by amendment to the Plan. When used

5 4841-1404-2944.2 herein, a reference to a particular Part of the Plan, e.g., “Part A of the Plan” or “Part A”, refers only to the portion of the Plan applicable to Employees covered under such Part of the Plan. (u) “Participant” means any individual who is an Employee and who has satisfied the requirements for eligibility to participate in the Plan. (v) “Plan” means this Regal Beloit America, Inc. Pension Plan, the terms and provisions of which are herein set forth, as the same may be amended from time to time. (w) “Plan Year” means the calendar year. (x) “Required Beginning Date” means (i) in the case of a 5% owner (as defined in Code Section 416), the April 1 following the year in which the Participant attains age 70½, even if still employed, and (ii) in any other case, the April 1 of the calendar year following the year in which the Participant attains age 70½ or terminates employment from the Employer and its Affiliates, whichever is later. (y) “Spouse” has the meaning ascribed in the relevant Part. Section 1.02. Construction. Where appearing in the Plan, the masculine shall include the feminine, and the singular shall include the plural, and vice versa unless the context clearly indicates otherwise. The words “hereof”, “herein”, “hereunder” and other similar compounds of the word “here” shall mean and refer to the entire Plan and not to any particular section or subsection.

6 4841-1404-2944.2 ARTICLE II. PARTICIPATION AND CALCULATION OF BENEFITS Section 2.01. In General. The determination of the Employees who are eligible to participate in the Plan, the benefit formula or formulae that are used (and other components that are necessary) to calculate benefits, the rules for computing service for eligibility, vesting and benefit accrual and special forms of distribution that are available, are set forth in the applicable Part. Except as required under applicable law or as specifically provided in the applicable Part of the Plan, a Participant’s service for purposes of determining eligibility, vesting and benefit accrual will not include periods of employment (or Hours of Service) (a) with an entity prior to the date on which the entity becomes an Affiliate or after the date on which the entity ceases to be an Affiliate, or (b) with a predecessor entity some or all of the assets of which are acquired by the Company or an Affiliate. Section 2.02. Leased Employees. A Leased Employee shall not be eligible to participate in the Plan, but in the event such a person was participating or subsequently becomes eligible to participate herein, credit shall be given for the person’s service as a Leased Employee toward completion of the Plan’s eligibility and vesting requirements, including any service for an Affiliate, if applicable. Section 2.03. Benefits Payable from Another Plan or Multiple Parts of this Plan. Periods of employment for which the Participant received benefit accrual service (such as Benefit Service or Credited Service) in one Part of this Plan are not recognized as benefit accrual service, as applicable, in any other Part of this Plan, unless specifically set forth in an applicable Part. Periods of employment for which the Participant receives benefit accrual service hereunder are not recognized as benefit accrual service under any other defined benefit plan of the Company or any Affiliate, unless specifically provided under such other defined benefit plan. Periods of employment for which the Participant received benefit accrual service under any other defined benefit plan of the Company or any Affiliate is not counted as benefit accrual service hereunder. A Participant’s retirement benefit under the Plan shall be offset and reduced by any benefit previously paid under the Plan or payable (or paid) under any defined benefit predecessor plan. Periods of employment for which the Participant receives Benefit Service or Credited Service, as applicable, in one Part of this Plan are not recognized as Credited Service or Benefit Service, as applicable, in any other Part of this Plan, unless specifically set forth in an applicable Part. Periods of employment for which the Participant Benefit Service or Credited Service, as applicable, hereunder are not recognized as credited service or benefit service under any other defined benefit plan of the Company or any Affiliate, unless specifically provided under such other defined benefit plan. Periods of employment for which the Participant receives credited service or benefit service under any other defined benefit plan of the Company or any Affiliate is not counted as Benefit Service or Credited Service hereunder. A Participant’s retirement benefit under the Plan shall be offset and reduced by any benefit previously paid under the Plan or payable (or paid) under any defined benefit predecessor plan.

7 4841-1404-2944.2 Section 2.04. USERRA Leaves of Absence. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). For any period of absence for such military service, Service and Hours of Service shall in all instances be credited consistent with the requirements of that provision.

8 4841-1404-2944.2 ARTICLE III. PAYMENT OF BENEFITS Section 3.01. Normal Payment Forms. (a) The Normal Form of payment of retirement benefits for a Participant who does not have a Spouse (as defined in the applicable Part) shall be a life only annuity for the life of the Participant. The normal form of payment of retirement benefits for a Participant who does have a Spouse (as defined in the applicable Part) shall be a qualified joint and fifty percent (50%) survivor annuity pursuant to which the Participant will be paid reduced amounts which are the Actuarial Equivalent of the Accrued Benefit, and in the event the Participant predeceases his or her Spouse (to which he was married on the Annuity Starting Date), monthly payments equal to fifty percent (50%) of such reduced amounts shall be continued to such Spouse for his or her life. (b) Any Participant who becomes eligible to receive benefits under the Plan may select an optional form of benefit as provided in Section 3.02 hereof in lieu of the normal form. Section 3.02. Optional Payment Forms. (a) In lieu of the normal form of payment provided in Section 3.01 hereof, a Participant may elect to receive his or her retirement benefits in one of the following optional forms of payment as hereinafter described, or, if applicable, any other optional forms described in the applicable Part, each of which is the Actuarial Equivalent of the Participant’s Accrued Benefit: (i) Life Only Option. A monthly benefit in the amount determined under the applicable Part shall be payable to the Participant for life, with the final payment being paid for the month in which the Participant dies. (ii) 10-Year Period Certain Option. An actuarially reduced benefit shall be payable to the Participant through the month in which the Participant dies, and in the event the Participant dies prior to receiving 120 monthly payments, monthly payments in the same amount shall be continued payable to the Participant’s Beneficiary until an aggregate of 120 monthly payments have been made. (iii) Joint and 50% Survivor Option. An actuarially reduced benefit shall be payable to the Participant through the month in which the Participant dies and, in the event that the Participant dies before his or her Beneficiary, monthly payments equal to fifty percent (50%) of such reduced amount shall be continued to the Beneficiary for his or her life. If the Beneficiary is a person other than the Participant’s Spouse, then the present value of the benefits payable to the Participant shall not be less than fifty percent (50%) of the present value of the benefits which would

9 4841-1404-2944.2 have been payable to the Participant in the form of a Life Only Option. (iv) Joint and 75% Survivor Option. An actuarially reduced benefit shall be payable to the Participant through the month in which the Participant dies and, in the event that the Participant dies before his or her Beneficiary, monthly payments equal to seventy-five percent (75%) of such reduced amount shall be continued to the Beneficiary for his or her life. If the Beneficiary is a person other than the Participant’s Spouse, then the present value of the benefits payable to the Participant shall not be less than fifty percent (50%) of the present value of the benefits which would have been payable to the Participant in the form of a Life Only Option. (v) Joint and 100% Survivor Option. An actuarially reduced benefit shall be payable to the Participant through the month in which the Participant dies and, in the event that the Participant dies before his or her Beneficiary, monthly payments equal to one hundred percent (100%) of such reduced amount shall be continued to the Beneficiary for his or her life. If the Beneficiary is a person other than the Participant’s Spouse, then the present value of the benefits payable to the Participant shall not be less than fifty percent (50%) of the present value of the benefits which would have been payable to the Participant in the form of a Life Only Option. (vi) Lump Sum Option. If the Actuarial Equivalent lump sum value of the Participant’s vested Accrued Benefit does not exceed $10,000, then the Participant may elect a distribution in the form of a lump sum, or in any other form described in this Section 3.02, at any time after termination of employment. (b) In the event a Participant elects a form of payment that would pay benefits to a Beneficiary following the Participant’s death, then the Participant must designate a Beneficiary for purposes of this Section on a form prescribed by and submitted to the Administrator. Such designation may be changed or revoked at any time prior to the Annuity Starting Date or, in the case of the 10-Year Period Certain, at any time prior to the death of the Participant. If the Participant elects the 10-Year Period Certain Option and both the Participant and his or her Beneficiary die prior to receipt of 120 monthly payments in the aggregate, then the remainder of such 120 monthly payments shall be paid to the estate of the last to die of the Participant or his or her Beneficiary. (c) Any election pursuant to this Article III shall be made pursuant and subject to such rules and regulations as may be prescribed by the Administrator. Any election of an optional form by a Participant with a Spouse (as defined in the applicable Part) shall be invalid unless either (i) the Participant’s Spouse as of the Annuity Starting Date has executed the

10 4841-1404-2944.2 election form and acknowledged its effect, with such consent being witnessed by a notary public or a Plan representative appointed by the Administrator, or (ii) the Participant has demonstrated to the satisfaction of the Administrator that he or she has no Spouse of whom consent is required, his or her Spouse cannot be located or he or she is excused from obtaining spousal consent because of other circumstances recognized under the Code. Any such election may be made or revoked at any time prior to the Participant’s Annuity Starting Date. Effective as of the Annuity Starting Date, the form of payment selected shall be irrevocable. The Administrator shall notify the Participant and the Spouse of their rights under this Article as required by ERISA. (d) If a Participant has an Accrued Benefit under more than one Part of this Plan, the Participant may make separate distribution elections for each Part’s benefits. Section 3.03. Commencement and Termination of Benefits. (a) Unless otherwise provided under this Article III, a Participant’s retirement benefits shall become payable as of the first day of the month in which occurs the Participant’s effective date of commencement, as described below. In no event shall benefits commence hereunder until after a Participant has terminated employment from the Employer and its Affiliates, unless expressly otherwise provided herein, and in no event shall benefits commence hereunder unless and until the Participant has made proper application therefor. (i) A Participant’s effective date of commencement of normal retirement benefits is the later of the Participant’s Normal Retirement Date or the first day of the month after his or her termination of employment from the Employer and all of its Affiliates. (ii) A Participant’s effective date of commencement of early or deferred retirement benefits is the date requested by the Participant after his or her termination from employment from the Employer and all of its Affiliates, which date shall be no earlier than his or her Early Retirement Date (as applicable) or the date otherwise permitted by the applicable Part. (iii) A Participant’s effective date of commencement of disability retirement benefits, if applicable, is the later to occur of the first day of the month following the date the Participant makes proper application for such benefits or the date that is six months after the Participant’s Total and Permanent Disability commences. Except as set forth in an applicable Part of the Plan, disability benefits shall cease if it is determined that the Participant’s Total and Permanent Disability has ceased or upon the Participant’s death prior to age sixty-five (65). At age sixty-five (65), the disability benefits shall stop and the Participant shall be entitled to a normal retirement benefit, including the right to elect optional methods of payment.

11 4841-1404-2944.2 (b) If a Participant’s benefits are being paid in a form of payment that provides for continued payments after the Participant’s death, then the death benefits shall become payable as of the first day of the month which is next following the death of the Participant. (c) Subject to applicable spousal consent rules, a Participant may elect to receive a lump sum payment of his or her Profit Sharing Benefit under Part A of the Plan at any time after his or her termination of employment but in all events no later than his or her Annuity Starting Date, whether or not he or she qualifies for a benefit pursuant to Article III of Part A. (d) Any application for benefits hereunder shall be in writing on a form provided by the Administrator and shall be made to the Administrator or to such representative as may be designated by the Administrator for that purpose. The Administrator may require any applicant for a pension to furnish to it any such information as may reasonably be required. (e) The Administrator will notify a Participant when a benefit under the Plan is requested. Within ninety (90) days but not less than thirty (30) days prior to a Participant’s anticipated Annuity Starting Date, the Administrator shall provide to the Participant a written explanation of: (i) the terms and conditions of the normal form of benefit payable to the Participant and the relative value of the optional forms of payment; (ii) a general description of the eligibility conditions under the Plan; (iii) the Participant’s right to waive the normal form of benefit and the effect of such a waiver; (iv) the rights of a Participant’s Spouse; (v) the Participant’s right to revoke a previous waiver and the effect of revoking such a waiver; and (vi) in the case of any distribution (other than an automatic cash-out of $5,000 or less) which is to commence prior to the Participant’s attainment of Normal Retirement Date, the Participant’s right to defer the commencement of the distribution until the Participant’s Normal Retirement Date and the consequences of failing to defer. Notwithstanding the foregoing, the Participant’s Annuity Starting Date may be less than thirty (30) days after the written explanation is provided if (i) the written explanation clearly indicates that the Participant has the right to at least thirty (30) days to consider whether to waive the normal form of distribution and election an optional form, (ii) the Participant makes an affirmative election as to the form and time of distribution, (iii) the Participant is permitted to revoke his or her affirmative election at least until the Annuity Starting Date, or if later, at any time prior to the expiration of the 7-day period that begins the day after the written explanation is provided to the Participant, and (iv) distribution in accordance with the affirmative election is made after the expiration of such 7-day period. (f) If the Participant dies prior to the Annuity Starting Date, any election under this Article shall be considered revoked and void. In any such case, benefits shall only be payable pursuant to the death benefit rules set forth in the applicable Part. (g) Benefit payments under this Article other than the guaranteed amounts under the 10-Year Period Certain Option shall end with the payment made for the first day of the month in which occurs the death of the Participant, Spouse, or Beneficiary, as applicable. (h) Notwithstanding any other Section of the Plan, the payment of benefits under the Plan to the Participant will begin no later than the 60th day after the close of the Plan Year in which the last of the following occurs:

12 4841-1404-2944.2 (i) the date on which the Participant attains age 65; or (ii) the tenth anniversary of the date on which the Participant commenced participation in the Plan; or (iii) the Participant’s termination of employment with the Company. Notwithstanding the foregoing, the failure of a Participant and/or Spouse to make proper application for a benefit as of the date specified above shall be deemed to be an election to defer the start of benefits. Section 3.04. Retroactive Annuity Starting Dates. (a) Limited Application of Retroactive Annuity Starting Dates. Except in the limited circumstances described in this Section, the Plan does not provide for a retroactive Annuity Starting Date (i.e., an Annuity Starting Date that occurs on or prior to the date the notice described in Section 3.03(e) is provided to the Participant). However, the Plan will permit a Participant to elect a retroactive Annuity Starting Date in the following circumstances: (i) the Participant files an application for benefits after the Participant’s Normal Retirement Date; or (ii) due to an administrative error or delay, the Administrator provides to the Participant the notice described in Section 3.03 more than ninety (90) days after the Participant has made application for benefits. (b) If eligible, a Participant may elect a retroactive Annuity Starting Date subject to the following rules: (i) Either (A) in the case of a Participant who makes an application for benefits after his or her Normal Retirement Date, the retroactive Annuity Starting Date may not be before the later of the Participant’s Normal Retirement Date or the first day of the month following the date on which the Participant terminates employment with the Employer and its Affiliates, or (B) in the case of any other eligible Participant, the retroactive Annuity Starting Date cannot be a date that precedes the first day of the month following the date on which the Participant terminates employment with the Employer and its Affiliates or, if later, the first day of the month following the date on which the Participant could have otherwise started to receive benefits under the Plan. (ii) If the Participant is married, the Participant’s Spouse as of the date the first benefit payment will be distributed will be treated as a Spouse and must consent to the retroactive Annuity Starting Date if either: (A) the amount of the survivor’s benefit payable to such Spouse under the joint and fifty percent (50%) survivor

13 4841-1404-2944.2 annuity with a retroactive Annuity Starting Date is less than the amount of the survivor’s benefit that would be payable to such Spouse under the same form of benefit that commences immediately after the notice is provided, or (B) the Participant selects an optional form of distribution (other than an optional joint and survivor benefit with respect to which such Spouse is the designated contingent annuitant). The consent of the Participant’s Spouse as of the retroactive Annuity Starting Date (if different than the Spouse as of the date benefits commence) is not required, unless otherwise required by a qualified domestic relations order. (iii) The notice described in Section 3.03(e) is timely provided to the Participant. (iv) A Participant’s benefit shall be distributed pursuant to a retroactive Annuity Starting Date only if the Participant is eligible for and elects such a distribution (with consent of the Participant’s Spouse as of the date benefits commence, where required). (v) The lump sum form of payment is not available to a Participant for any benefits distributed pursuant to a retroactive Annuity Starting Date. (c) If payment is made pursuant to a retroactive Annuity Starting Date, then the Participant shall receive, in addition to future monthly payments, a make-up payment to reflect any missed payment or payments for the period from the retroactive Annuity Starting Date to the date of the actual make-up payment, with interest, compounded annually, at a rate determined by the Administrator. Under current administrative practice, the interest rate is seven percent (7%) per annum. The retroactive payment or payments must not exceed the limits of Code Section 415 as in effect on the dates the missed payment or payments would have been made and, if the date that benefits commence is more than twelve (12) months after the Annuity Starting Date, the retroactive payment or payments must also not exceed the limits of Code Section 415 as in effect as of the date the payment or payments are actually made. Section 3.05. Death Benefits. If a vested Participant dies before his or her Annuity Starting Date, the only death benefits payable shall be those set forth in the applicable Part. If a vested Participant dies on or after his or her Annuity Starting Date, the only death benefits payable shall be those provided under the form of distribution in effect. Section 3.06. Payment of Small Amounts and Service Cancellation Rules. (a) Notwithstanding any provision of the Plan to the contrary, in the event the Actuarial Equivalent lump sum value of a Participant’s Accrued Benefit or the death benefits payable to a Beneficiary or surviving Spouse) is less than $5,000, then the Administrator shall pay such Actuarial Equivalent value in a lump sum to the Participant, Beneficiary or surviving

14 4841-1404-2944.2 Spouse as soon as administratively feasible following the Participant’s separation from service or death, as applicable. The Actuarial Equivalent lump sum value shall be determined as soon as administratively practicable after the Participant’s termination of employment or the date the Administrator is provided notice of the Participant’s death, as applicable. (b) In the event of a mandatory distribution greater than $1,000 that is made in accordance with subsection (a) to a Participant without the Participant’s consent, if the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a direct rollover or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator. (c) If a Participant’s entire vested benefit has been distributed or he or she has no vested interest at the time of his or her termination of employment from the Employer and its Affiliates, he or she shall be deemed cashed out from the Plan. (d) If an employee is reemployed in a position covered by this Plan after receiving a lump-sum benefit regardless of amount (including a deemed lump sum cashout), the prior Vesting Service and Credited Service shall be retained and used in the calculation of the subsequent benefits, if any, subject to an offset for the value of the monthly benefit paid by the lump-sum distribution. Section 3.07. Reemployment After Retirement. In the event a Participant is reemployed by the Employer or an Affiliate after commencing benefits under Article III hereof, such benefit payments shall not be suspended during the period of reemployment, except as provided in Section 3.08 or in a Part. Section 3.08. Continued Employment or Re-Employment after Normal Retirement Date. (a) A Participant who has attained age sixty-five (65) but has not retired, or who previously retired and was subsequently reemployed by the Employer or an Affiliate after attaining age sixty-five (65), shall be deemed to have terminated employment for purposes of this Plan if he or she completes fewer than forty (40) Hours of Service per calendar month. Any Participant who fails to receive benefit payments due to such employment shall be notified pursuant to the requirements of DOL Reg. § 2530.203-3. (b) For a Participant who receives an in-service distribution pursuant to the application of subsection (a), upon such Participant’s termination of employment, he or she shall be entitled to a pension hereunder based upon the Benefit Service or Credited Service, as applicable, accrued prior to his or her attainment of age sixty-five (65) and the Benefit Service or Credited Service, if any, accrued after his or her attainment of age sixty-five (65), but reduced by the Actuarial Equivalent of the total amount of benefit payments received prior to the termination of employment, but in no event shall Benefit Service or Credited Service, as applicable, be credited after the date that such Benefit Service or Credited Service has been frozen under the applicable Part of this Plan.

15 4841-1404-2944.2 (c) If a Participant receives an in-service distribution during any calendar month in which he or she completes forty (40) or more Hours of Service, such Participant’s future benefit payments shall be offset by the amount of such in-service distribution, provided that such offset does not exceed in any one month twenty-five (25%) percent of that month’s total benefit payment which would have been due but for the offset. Section 3.09. Direct Rollovers. This Section deals with Participants’ and Beneficiaries’ rights to distribution in the form of a direct rollover. (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Plan, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. (b) For purposes of this Section, the following definitions apply: (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9); or (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). Notwithstanding the foregoing, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income; however, such portion may be transferred only as a direct rollover to an individual retirement account or annuity described in Code Section 408(a) or (b), a qualified plan described in Code Section 401(a) or 403(a), or a tax-deferred annuity plan described in Code Section 403(b) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible. (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), a Roth IRA described in Code Section 408A, an annuity

16 4841-1404-2944.2 plan described in Code Section 403(a), an annuity contract described in Code Section 403(b), a qualified trust described in Code Section 401(a), or an eligible plan described in Code Section 457 which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, and that accepts the distributee’s eligible rollover distribution. Notwithstanding the foregoing, a non-spouse beneficiary may roll over his or her interest only to an IRA. (iii) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee’s or former Employee’s spouse, surviving spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), or non-spouse beneficiary qualify as distributees with regard to the interest of the spouse or former spouse. (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee. Section 3.10. Required Minimum Distributions. (a) General. The provisions of this Section 3.10 will apply for purposes of determining required minimum distributions for calendar years beginning with 2003 and will take precedence over any inconsistent provisions of the Plan. This Section 3.10 shall not be interpreted to provide any additional options to the recipient with respect to the form or timing of payment beyond the other provisions of the Plan, except as necessary to comply with the minimum requirements. All Plan distributions will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9). Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the Plan provisions that relate to Section 242(b)(2) of TEFRA. (b) Definitions. (i) Designated Beneficiary. The designated beneficiary for purposes of this Section is the individual who is the beneficiary designated under the Plan and is the designated beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations. (ii) Distribution Calendar Year. A distribution calendar year is a calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately

17 4841-1404-2944.2 preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Article III and/or the applicable Part of the Plan. (iii) Life Expectancy. Life expectancy means the value computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations. (iv) Required Beginning Date. The date described in Section 1.01(x). (c) Time and Manner of Distribution. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows: (i) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later. (ii) If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then distributions to each designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died. (iii) If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. (iv) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, subparagraphs (ii) and (iii) will apply as if the surviving spouse were the Participant. Unless subsection (c)(iv) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If subsection (c)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under subsection (c)(i). If distributions irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving spouse before the date distributions are

18 4841-1404-2944.2 required to begin to the surviving spouse under subsection (c)(i)), the date distributions are considered to begin is the date distributions actually commence. (d) Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with the rules regarding required minimum distributions during the Participant’s lifetime and after the Participant’s death, as applicable. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury regulations. Any part of the Participant’s interest which is in the form of an individual account described in Code Section 414(k) will be distributed in a manner satisfying the requirements of Code Section 401(a)(9) and Treasury regulations that apply to individual accounts. (e) Determination of Amount to be Distributed Each Year. If the Participant’s interest is paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements: (i) the annuity distributions will be paid in periodic payments made at intervals not longer than one (1) year; (ii) the distribution period will be over a life (or lives) or over a period certain not longer than the period described in subsection (f) or (g); (iii) once payments have begun over a period, the period certain will not be changed even if the period certain is shorter than the maximum permitted; (iv) payments will either be nonincreasing or increase only (A) by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics; (B) to the extent of the reduction in the amount of the Participant’s payments to provide for a surviving benefit upon death, but only if the beneficiary whose life was being used to determine the distribution period described in subsection (i) dies or is no longer the Participant’s beneficiary pursuant to a qualified domestic relations order within the meaning of Code Section 414(p); (C) to provide cash refunds of employee contributions upon the Participant’s death; or (D) to pay increased benefits that result from a plan amendment. The amount that must be distributed on or before the Participant’s Required Beginning Date (or, if the Participant dies before distributions begin, the date distributions are required to begin under subsection (c)(i) or (ii)) is the payment that is required for one (1) payment interval. The second payment need not be made until the end of the next payment

19 4841-1404-2944.2 interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Participant’s benefit accruals as of the last day of the first distribution calendar year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant’s required beginning date. Any additional benefits accruing to the Participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues. (f) Requirements For Annuity Distributions That Commence During Participant’s Lifetime. If the Participant’s interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a non-spouse beneficiary, annuity payments to be made on or after the Participant’s Required Beginning Date to the designated beneficiary after the Participant’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A-2 of Section 1.401(a)(9)-6 of the Treasury regulations. If the form of distribution combines a joint and survivor annuity for the joint lives of the Participant and a non- spouse beneficiary and period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated beneficiary after the expiration of the period certain. Unless the Participant’s spouse is the sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant’s lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations for the calendar year that contains the annuity starting date. If the annuity starting date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations plus the excess of 70 over the age of the Participant as of the Participant’s birthday in the year that contains the annuity starting date. If the Participant’s spouse is the Participant’s sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant’s applicable distribution period, as determined under this subsection, or the joint life and last survivor expectancy of the Participant and the Participant’s spouse as determined under the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the calendar year that contains the annuity starting date. (g) Requirements For Minimum Distributions Where Participant Dies Before Date Distributions Begin. If the Participant dies before the date distribution of the Participant’s interest begins and there is a designated beneficiary, the Participant’s entire interest will be distributed, beginning no later than the time described in subsection (c)(i) or (ii), over the life of the designated beneficiary or over a period certain not exceeding: (i) unless the annuity starting date is before the first distribution calendar year, the life expectancy of the designated beneficiary determined using the beneficiary’s age as of the beneficiary’s birthday in the calendar year immediately following the calendar year of the Participant’s death; or

20 4841-1404-2944.2 (ii) if the annuity starting date is before the first distribution calendar year, the life expectancy of the designated beneficiary determined using the beneficiary’s age as of the beneficiary’s birthday in the calendar year that contains the annuity starting date. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant dies before the date distribution of the Participant’s interest begins, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions to the surviving spouse begin, this subsection will apply as if the surviving spouse were the Participant, except that the time by which distributions must begin will be determined without regard to subsection (f)(i). Section 3.11. 2014 Lump Sum Window Program. (a) Definitions. Solely for purposes of this Section, the following terms, when capitalized in this Section, will have the following meanings: (i) “Distributable Benefit Amount” means (A) with respect to a retirement benefit that is not otherwise distributable on the Program Annuity Starting Date, the benefit that would be payable if such benefit commenced on the Participant’s Normal Retirement Date and (B) with respect to a retirement benefit that is otherwise distributable on the Program Annuity Starting Date pursuant to the normal provisions of the Plan (e.g., a Participant entitled to elect early retirement), the greater of: (i) the benefit that would be payable if such benefit commenced on the Participant’s Normal Retirement Date or (ii) the benefit that would be payable on the Program Annuity Starting Date, calculated pursuant to the normal provisions of this Plan (including any actuarial adjustments required under the terms of the Plan with respect to the benefit of any Eligible Participant whose Normal Retirement Date precedes the Program Annuity Starting Date). (ii) “Election Window” means the period commencing September 15, 2014 and ending October 31, 2014. (iii) “Eligible Participant” means a Participant whose benefit is not subject to a qualified domestic relations order and (A) who separated from employment with the Company and all Affiliates prior to January 1, 2014 and remains separated through the Program Annuity Starting Date, (B) who is entitled to receive a deferred vested benefit, (C) whose Lump Sum Amount is less

21 4841-1404-2944.2 than $30,001 as of the Program Annuity Starting Date, (D) who has not yet commenced receiving, nor would otherwise be required under the Plan’s required minimum distribution rules to commence receiving, his or her benefit payments as of the Program Annuity Starting Date, and (E) who is living on the Program Annuity Starting Date. Notwithstanding the foregoing, a Participant whose election package is returned as undeliverable mail will not be considered an Eligible Participant under this Section. (iv) “Lump Sum Actuarial Equivalent” means the actuarial equivalent benefit calculated using the applicable mortality table under Code Section 417(e)(3)(B) for 2014 and the applicable interest rate under Code Section 417(e)(3)(C) for the month of November, 2013 (the November preceding the first day of the Plan Year in which occurs the Program Annuity Starting Date). (v) “Lump Sum Amount” means the Lump Sum Actuarial Equivalent value of the Distributable Benefit Amount. If an Eligible Participant had previously received any benefit payments under the Plan (e.g., payment of the Eligible Participant’s Profit Sharing Benefit under Part A of the Plan), then the Lump Sum Amount will be reduced by the amount of any payments previously made to or on behalf of the Participant. (vi) “Program” means the 2014 Lump Sum Window Program described in this Section. (vii) “Program Annuity Starting Date” means December 1, 2014. (b) Eligibility. Except as otherwise provided in this Section, an Eligible Participant shall be eligible to participate in the Program. Participation is limited to Eligible Participants and, except as otherwise provided in subsection (g) below, is voluntary. Surviving spouses or beneficiaries of deceased Participants, and alternate payees under a qualified domestic relations order, are not eligible. If an Eligible Participant’s Lump Sum Amount is $5,000 or more, then the Eligible Participant’s participation in the Program is governed by subsections (c) – (f) below. If an Eligible Participant’s Lump Sum Amount is less than $5,000, then the Eligible Participant’s participation in the Program is governed by subsection (g) below. (c) Distribution Timing and Form. An Eligible Participant whose Lump Sum Amount is $5,000 or more may, but need not, elect to participate in the Program and receive his or her benefits as follows: (i) If the Eligible Participant, as of the Program Annuity Starting Date, is eligible to commence his or her monthly retirement benefits under the Plan as in effect immediately prior to the

22 4841-1404-2944.2 adoption of the Program, then such Eligible Participant may elect to receive his or her benefits as: (1) A single payment equal to the Lump Sum Amount payable on the Program Annuity Starting Date (or as soon as administratively feasible thereafter); or (2) An annuity, commencing on the Program Annuity Starting Date, in any annuity form otherwise available under the Plan; provided that if the Program Annuity Starting date is after the Eligible Participant’s Normal Retirement Date, then the Participant may elect to receive his or her benefits as an annuity with a retroactive Annuity Starting Date in accordance with the otherwise applicable terms of the Plan. (ii) If the Eligible Participant, as of the Program Annuity Starting Date, is not eligible to commence his or her monthly retirement benefits under the Plan as in effect immediately prior to the adoption of the Program, then such Eligible Participant may elect to receive his or her benefits as: (A) A single payment equal to the Lump Sum Amount payable on the Program Annuity Starting Date (or as soon as administratively feasible thereafter); or (B) An annuity, commencing on the Program Annuity Starting Date, in any annuity form otherwise available under the master Plan document (i.e., without regard to any optional forms available solely under Parts A through G). If an Eligible Participant elects an annuity form of payment, but does not designate the annuity form, then such Eligible Participant’s benefits will be paid as a life only annuity (for a Participant who does not have a Spouse on the Program Annuity Starting Date) or as a joint and 50% survivor annuity (for a Participant who has a Spouse on the Program Annuity Starting Date) with the Spouse as the contingent annuitant. (d) Election Period and Procedures. An Eligible Participant whose Lump Sum Amount is $5,000 or more and who wishes to participate in the Program must make the election referred to in subsection (c) above during the Election Window. Elections by Eligible Participants are irrevocable as of the Program Annuity Starting Date. An Eligible Participant’s election shall be made in such form and in such manner as the Administrator shall prescribe, consistent, other than with regard to the election period provided under this Section, with the spousal consent, notice, and election requirements otherwise provided in the Plan and in accordance with Code Sections 401(a)(11) and 417 with respect to benefit commencement and the selection of the applicable form of payment. An Eligible Participant is not required to elect to commence benefits under the Program. If an Eligible Participant does not make a benefit payment election under the Program during the Election Window or does not survive to the

23 4841-1404-2944.2 Program Annuity Starting Date, then the special payment options available under the Program will no longer be available, and the Participant’s vested Plan benefit will continue to be distributable in accordance with the otherwise applicable terms of the Plan. (e) Calculation of Immediate Annuity Benefit. If an Eligible Participant elects to receive payment of his or her vested benefit in the form of an immediate monthly annuity, then the annuity shall be the actuarial equivalent of the Distributable Benefit Amount, calculated using the normal Actuarial Equivalent factors otherwise specified under the Plan for converting one form of periodic payment to another. (f) Death Before Payment. If an Eligible Participant who has elected a distribution under subsection (c) dies before the Program Annuity Starting Date, then the election shall be null and void and the only benefits payable will be in accordance with the otherwise applicable terms of the Plan. If an Eligible Participant has elected to receive a distribution under subsection (c) in the form of an annuity and the contingent annuitant dies before the Program Annuity Starting Date, then the Eligible Participant’s election to participate in the Program shall be null and void and the Eligible Participant will only be eligible to receive his or her benefit in accordance with the otherwise applicable terms of the Plan. An Eligible Participant whose contingent annuitant dies before the end of the Election Window shall be permitted to re-submit a new election before the end of the Election Window. (g) Lump Sum Amount of Less than $5,000. Notwithstanding anything herein to the contrary, if an Eligible Participant’s Lump Sum Amount is less than $5,000, then the Administrator will distribute such amount in a lump sum to the Eligible Participant on the Program Annuity Starting Date (or as soon as administratively feasible thereafter). If the Lump Sum Amount of a mandatory distribution under this subsection (g) is greater than $1,000, and the Eligible Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Eligible Participant in a direct rollover or to receive the distribution directly, then the Administrator will make the distribution in a direct rollover to an individual retirement account designated by the Administrator. No immediate annuity option is available to an Eligible Participant whose Lump Sum Amount is less than $5,000. Section 3.12. 2016 Lump Sum Window Program. (a) Definitions. Solely for the purposes of this Section 3.12, the following terms, when capitalized in this Section, will have the following meanings. (i) “Distributable Benefit Amount” means (A) with respect to a retirement benefit that is not otherwise distributable on the Program Annuity Starting Date, the benefit that would be payable if such benefit commenced on the Participant’s Normal Retirement Date and (B) with respect to a retirement benefit that is otherwise distributable on the Program Annuity Starting Date pursuant to the normal provisions of the Plan (e.g., a Participant entitled to elect early retirement), the greater of: (i) the benefit that would be payable if such benefit commenced on the Participant’s Normal Retirement Date or (ii) the benefit that

24 4841-1404-2944.2 would be payable on the Program Annuity Starting Date, calculated pursuant to the normal provisions of this Plan (including any actuarial adjustments required under the terms of the Plan with respect to the benefit of any Eligible Participant whose Normal Retirement Date precedes the Program Annuity Starting Date). (ii) “Election Window” means the period commencing September 19, 2016 and ending October 31, 2016, with exceptions that may be allowed by the Company, in its sole discretion, in reasonable circumstances resulting in an untimely election. (iii) “Eligible Participant” means a Participant (A) who, as of December 31, 2015, is terminated from employment with the Company and all of its Affiliates and remains terminated through the Program Annuity Starting Date, (B) who is entitled to receive a deferred vested benefit under the Plan, (C) who has not yet commenced receiving, nor would otherwise be required under the Plan’s required minimum distribution rules to commence receiving, his or her benefit payments as of the Program Annuity Starting Date, (D) who is living on the Program Annuity Starting Date, and (E) whose Lump Sum Amount is $60,000 or less as of the Program Annuity Starting Date. Notwithstanding the foregoing, the following are not considered Eligible Participants: (1) Participants whose accrued benefits under the Plan were the subject of a pending domestic relations order, (2) Participants and alternate payees who are subject to a qualified domestic relations order that does not create a separate interest for the alternate payee, and (3) Participants who are considered employed by the Company or an Affiliate but are in inactive status, such as on a leave of absence. Similarly, a Participant whose election package is returned as undeliverable mail will not be considered an Eligible Participant under this section. (iv) “Lump Sum Actuarial Equivalent” means the actuarial equivalent benefit calculated using the applicable mortality table under Code Section 417(e)(3)(B) for 2016 and the applicable interest rate under Code Section 417(e)(3)(C) for the month of November 2015 (the November preceding the first day of the Plan Year in which the Program Annuity Starting Date occurs). (v) “Lump Sum Amount” means the Lump Sum Actuarial Equivalent value of the Distributable Benefit Amount. If an Eligible Participant had previously received any benefit payments under the Plan (e.g. payment of the Eligible

25 4841-1404-2944.2 Participant’s Profit Sharing Benefit under Part A of the Plan), then the Lump Sum Amount will be reduced by the amount of any payments previously made to or on behalf of the Participant. (vi) “Program” means the 2016 Lump Sum Window Program described in this Section. (vii) “Program Annuity Starting Date” means December 1, 2016. (b) Eligibility. Except as otherwise provided in this Section, an Eligible Participant shall be eligible to participate in the Program. Participation is limited to Eligible Participants and, except as otherwise provided in subsection (g) below, is voluntary. Surviving spouses and beneficiaries of deceased Participants are not eligible to participate in the Program. If an Eligible Participant’s Lump Sum Amount is $5,000 or more, then the Eligible Participant’s participation in the Program is governed by subsections (c) – (f) below. If an Eligible Participant’s Lump Sum Amount is less than $5,000, then the Eligible Participant’s participation in the Program is governed by subsection (g) below. (c) Distribution Timing and Form. An Eligible Participant whose Lump Sum Amount is $5,000 or more may, but need not, elect to participate in the Program and receive his or her benefits as follows: (i) If the Eligible Participant, as of the Program Annuity Starting Date, is eligible to commence his or her monthly retirement benefits under the Plan as in effect immediately prior to the adoption of the Program, then such Eligible Participant may elect to receive his or her benefits as: (A) A single payment equal to the Lump Sum Amount payable on the Program Annuity Starting Date (or as soon as administratively feasible thereafter); or (B) An annuity, commencing on the Program Annuity Starting Date, in any annuity form otherwise available under the Plan; provided that if the Program Annuity Starting date is after the Eligible Participant’s Normal Retirement Date, then the Participant may elect to receive his or her benefits as an annuity with a retroactive annuity starting date in accordance with the otherwise applicable terms of the Plan. In no event will a lump sum be available as of a retroactive annuity starting date. (ii) If the Eligible Participant, as of the Program Annuity Starting Date, is not eligible to commence his or her monthly retirement benefits under the Plan as in effect immediately prior to the adoption of the Program, then such Eligible Participant may elect to receive his or her benefits as:

26 4841-1404-2944.2 (A) A single payment equal to the Lump Sum Amount payable on the Program Annuity Starting Date (or as soon as administratively feasible thereafter); or (B) An annuity that is the Actuarial Equivalent of the Distributable Benefit Amount, commencing on the Program Annuity Starting Date in any annuity form otherwise available to the Participant under the Master Plan Document (i.e., without regard to any optional forms available solely under Parts A through G); provided that the joint and 50% and joint and 75% survivor annuity options will only be available if the Eligible Participant’s spouse is the contingent annuitant. If an Eligible Participant elects an annuity form of payment, but does not designate the annuity form, then such Eligible Participant’s benefits will be paid as a life only annuity (for a Participant who does not have a Spouse on the Program Annuity Starting Date) or as a joint and 50% survivor annuity (for a Participant who has a Spouse on the Program Annuity Starting Date) with the Spouse as the contingent annuitant. (d) Election Period and Procedures. An Eligible Participant whose Lump Sum Amount is $5,000 or more and who wishes to participate in the Program must make the election referred to in subsection (c) above during the Election Window. Elections by Eligible Participants are irrevocable as of the Program Annuity Starting Date. An Eligible Participant’s election shall be made in such form and in such manner as the Administrator shall prescribe, consistent, other than with regard to the election period provided under this Section, with the spousal consent, notice, and election requirements otherwise provided in the Plan and in accordance with Code Sections 401(a)(11) and 417 with respect to benefit commencement and the selection of the applicable form of payment. An Eligible Participant is not required to elect to commence benefits under the Program. If an Eligible Participant does not make a benefit payment election under the Program during the Election Window or does not survive to the Program Annuity Starting Date, then the special payment options available under the Program will no longer be available, and the Participant’s vested Plan benefit will continue to be distributable in accordance with the otherwise applicable terms of the Plan. (e) Calculation of Immediate Annuity Benefit. If an Eligible Participant elects to receive payment of his or her vested benefit in the form of an immediate monthly annuity, then the annuity shall be the actuarial equivalent of the Distributable Benefit Amount, calculated using the normal Actuarial Equivalent factors otherwise specified under the Plan for converting one form of periodic payment to another. (f) Death Before Payment. If an Eligible Participant who has elected a distribution under subsection (c) dies before the Program Annuity Starting Date, then the election shall be null and void and the only benefits payable will be in accordance with

27 4841-1404-2944.2 the otherwise applicable terms of the Plan. If an Eligible Participant has elected to receive a distribution under subsection (c) in the form of an annuity and the contingent annuitant dies before the Program Annuity Starting Date, then the Eligible Participant’s election to participate in the Program shall be null and void and the Eligible Participant will only be eligible to receive his or her benefit in accordance with the otherwise applicable terms of the Plan. An Eligible Participant whose contingent annuitant dies before the end of the Election Window shall be permitted to re-submit a new election before the end of the Election Window. (g) Lump Sum Amount of Less than $5,000. Notwithstanding anything herein to the contrary, if an Eligible Participant’s Lump Sum Amount is less than $5,000, then the Administrator will distribute such amount in a lump sum to the Eligible Participant on the Program Annuity Starting Date (or as soon as administratively feasible thereafter). If the Lump Sum Amount of a mandatory distribution under this subsection (g) is greater than $1,000, and the Eligible Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Eligible Participant in a direct rollover or to receive the distribution directly, then the Administrator will make the distribution in a direct rollover to an individual retirement account designated by the Administrator. No immediate annuity option is available to an Eligible Participant whose Lump Sum Amount is less than $5,000.

28 4841-1404-2944.2 ARTICLE IV. ADMINISTRATION Section 4.01. Administrator. The Plan shall be administered by the Retirement Plan Committee whose members are appointed by the Chief Executive Officer of the Company and serving at its pleasure. Members of the Retirement Plan Committee may, but need not, be an officer, director or employee of the Company or an Affiliate. If a member of the Retirement Plan Committee is an employee of the Company or any Affiliate, upon such termination of employment the individual shall be deemed to have resigned from the committee. Any vacancy in the Retirement Plan Committee, whether caused by death, resignation, removal or other cause, shall be filled by the Chief Executive Officer of the Company. Section 4.02. Responsibility and Authority of the Administrator. The Administrator shall be the administrator of the Plan for all purposes of ERISA and, subject to the provisions of the Plan, shall have all discretionary authority that is necessary and appropriate to carry out its duties as such. The duties and authority of the Administrator shall include, but shall not be limited to, the following, and shall be exercised by the Administrator in its discretion: (a) Interpret and apply all provisions of the Plan, including without limitation, the power to determine who is a Participant in the Plan, and the amount of Benefit Service and Vesting Service for each such Participant; (b) Formulate, issue and apply rules and regulations which are consistent with the terms and provisions of the Plan and the requirements of applicable law; (c) Make appropriate determinations and calculations and direct payment of benefits accordingly; (d) Prescribe and require the use of appropriate forms; (e) Prepare all reports which may be required by law; and (f) Inform any qualified funding agent of anticipated contributions and benefit payments in order to aid in the establishment of an investment policy with respect to the assets of the Plan. The Administrator shall exercise such authority in a manner consistent with the provisions of the Plan and so that employees in like circumstances are treated similarly. All determinations made by the Administrator pursuant to its discretionary authority shall be final and binding on all parties unless arbitrary and capricious. Section 4.03. Procedure. The Administrator may adopt in writing such bylaws, procedures and operating rules as the Administrator may deem appropriate. Section 4.04. Delegation of Duties and Responsibilities. The Administrator may delegate to such other person(s) as the Administrator deems appropriate any duties or responsibilities, subject to the Administrator’s direction and supervision and with the express

29 4841-1404-2944.2 condition that the Administrator retains full and exclusive authority over and responsibility for any activities of such other person. Section 4.05. Use of Professional Services. The Administrator may obtain the services of such attorneys, actuaries, accountants or other persons the Administrator may deem appropriate, any of whom may be the same persons who are providing services to the Company. In any case in which the Administrator utilizes such services, the Administrator shall retain exclusive discretion, authority and control respecting the administration and operation of the Plan. Section 4.06. Fees and Expenses. An Administrator who is an employee of the Company shall serve without compensation but shall be reimbursed for all reasonable expenses incurred in his or her capacity as Administrator. Compensation for services and expenses may be paid in whole or in part by the Company, but to the extent that they are not paid by the Company, such compensation shall be paid out of the Plan assets. Section 4.07. Claims Procedure. (a) Claims. The Administrator shall make all determinations as to the right of any person to a benefit under the Plan. Any Participant, Spouse or other Beneficiary under this Plan who believes that a benefit has been denied him or her hereunder (including, but not limited to, the belief that the amount or form of payment is incorrect or that payment was made to the incorrect beneficiary), who desires to determine or clarify his or her rights to future benefits hereunder (including, but not limited to, any questions relating to the vesting schedules, break in service rules, or a Participant’s beneficiary designation), or who believes an operational error has occurred affecting his or her benefit hereunder (a “claimant”) must file, or have his or her duly authorized representative file, a claim with the Administrator under this Section. Any such claim must be filed in writing stating the nature of the claim, the facts supporting the claim, the amount claimed, and the name and address of the claimant. The claim must be filed within one hundred eighty (180) days of the date the claimant knew (or should have known with reasonable diligence) of the existence of the facts giving rise to the claim. Any claim filed after such date shall be considered untimely. The Administrator or its designee shall consider the claim and answer it in writing stating whether the claim is granted or denied. A determination of the claim shall be made within ninety (90) days of receipt, provided that if, due to circumstances beyond the control of the claim reviewer, an extension of time is needed to consider the claim, the claim reviewer shall have up to one hundred eighty (180) days to consider the claim if the claim reviewer provides written notice of the extension, the reasons therefor and the expected date of determination to the claimant prior to the end of the original 90-day period. Notwithstanding the foregoing, for disability benefit claims, the determination shall be made within forty-five (45) days after the Administrator’s receipt of the claim; provided that if, due to circumstances beyond the control of the claim reviewer, an extension of time is necessary to consider the claim, the claim reviewer shall have an additional thirty (30) days to consider the claim if the claim reviewer provides written notice of the extension to the claimant before the end of the initial 45-day period; and further provided that if, due to circumstances beyond the control of the claim reviewer, a further extension of time is necessary to consider the claim, the claim reviewer shall have a second thirty

30 4841-1404-2944.2 (30) day extension if the claim reviewer provides written notice to the claimant before the end of the first 30-day extension. In the case of any extension outlined in the preceding sentence, the notice of extension shall include (i) an explanation for the circumstances requiring the extension, (ii) the date by which the reviewer expects to render a decision, (iii) an explanation of the standards upon which the entitlement to benefits is based, (iv) the unresolved issues preventing a decision on the claim, and (v) the additional information needed to resolve those issues (the claimant shall be afforded at least forty-five (45) days within which to provide the specified information, during which time, the period for making the benefit determination will be tolled). If the claim is denied in whole or in part, the claimant shall be furnished with a written notice of such denial containing (i) the specific reason(s) for the denial, (ii) a specific reference to the Plan provisions on which the denial is based, (iii) a description of any additional material or information which it is necessary for the claimant to submit and an explanation of why such material or information is necessary, and (iv) an explanation of the Plan’s appeal procedure, including the claimant’s right to bring a suit under ERISA Section 502(a) following an adverse decision on appeal. (b) Appeals. If a claimant wishes to appeal the denial of his or her claim, he or she must mail a written notice of appeal to the Administrator certified, return receipt requested within sixty (60) days (180 days for disability benefit claims) of his or her receipt of the written denial. In order that the Administrator may expeditiously decide such appeal, the written notice of appeal should contain (i) a statement of the ground(s) for the appeal, (ii) a specific reference to the Plan provisions on which the appeal is based, (iii) a statement of the argument(s) and authority, (if any), supporting each ground for the appeal, and (iv) any other pertinent documents or comments which the appellant desires to submit in support of his or her appeal. The Administrator shall decide the claimant’s appeal within sixty (60) days of receipt of the appeal; provided that, if due to circumstances beyond the Administrator’s control, an extension of time is necessary in order to review the appeal, the Administrator shall have up to one-hundred twenty (120) days to consider the appeal of the Administrator provides written notice of the extension, the reason therefore and the expected date of determination to the claimant prior to end of the original 60-day period. Notwithstanding the foregoing, for disability benefit claims the appellant’s appeal shall be decided within forty-five (45) days of the receipt of the appeal; provided that, if due to circumstances beyond the Administrator’s control, an extension of time is necessary in order to review the appeal, the Administrator shall have an additional forty-five (45) days to consider the appeal if the Administrator provides, prior to the termination of the initial forty-five (45) days, written notice to the claimant of such extension, the reason therefor, and the expected date of determination. Furthermore, the Administrator shall adhere to the following guidelines when deciding appeals of disability benefit claims: (i) the Administrator shall not afford deference to the initial adverse benefit determination, (ii) if the initial adverse benefit determination was based in whole or in part on a medical judgment, the Administrator shall consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment, (iii) the Administrator shall provide for the identification of the medical or vocational experts whose advice was obtained in connection with the adverse benefit determination, regardless of whether such advice was relied upon, and (iv) any health care professional consulted for the appeal shall not be the same health care professional consulted in the initial determination nor the subordinate of such

31 4841-1404-2944.2 individual. If the appeal is denied in whole or in part, the Administrator shall provide the claimant with written notice of the denial which shall contain: (i) the reasons for the decision and reference to the Plan provisions on which the decision is based; (ii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records and other information relevant to the claimant’s claim; and (iii) a statement of the claimant’s right to bring a civil action under ERISA Section 502(a). If the claimant fails to receive a written notice before the end of the applicable period, the claim shall be deemed denied upon review. (c) Limitations on Actions. No claimant may commence a legal action or proceeding for benefits until after the claims and appeals procedures of this section have been exhausted and in no event after the earlier of (i) one hundred eighty (180) days after the claimant receives, or is deemed to receive, notice of a denial of his or her claim upon review under subsection (b), or (ii) the expiration of the applicable statute of limitations under applicable federal law. Section 4.08. Communications. All requests, claims, appeals, elections and other communications to the Administrator shall be in writing and shall be made by transmitting the same via the U.S. Mail, certified, return receipt requested, addressed as follows: Regal Beloit America, Inc. 200 State Street Beloit, Wisconsin 53511 Attention: Retirement Plan Committee Section 4.09. Agent for Service of Process. The Administrator is an agent for service of legal process with respect to matters pertaining to the Plan.

32 4841-1404-2944.2 ARTICLE V. CONTRIBUTIONS AND FUNDING POLICY Section 5.01. Company Contribution. The Company shall make annual contributions which are at least equal to the minimum funding requirements prescribed by ERISA and the Code, unless a funding waiver is approved. The Company may make annual contributions at a rate greater than that required by ERISA and the Code, but nothing herein shall be interpreted to require the Company to contribute to the Plan at a rate greater than the minimum prescribed by ERISA and the Code or to make any contributions following the termination of the Plan, except and then only to the extent that ERISA or the Code may specifically provide otherwise. All contributions made to the Plan and all assets held for investment under the Plan (and earnings thereon) shall be held in trust with a trustee appointed by the Administrator. Section 5.02. Funding Policy. The funding policy of the Plan shall be as follows: (a) Benefits under the Plan shall be funded under a funding method recommended by the actuary and shall be provided solely by means of Company contributions plus the earnings from the investment of Plan assets. The Administrator may authorize the trustee to commingle and invest the assets accumulated under this Plan with the assets of any other plan qualified under Code Section 401(a). (b) Company contributions allocated to the Plan shall be invested in a manner consistent with the investment objectives determined by the Administrator. In establishing and implementing the investment objectives of the Plan, the Administrator shall consider the actuarial assumptions established by the actuary. The Administrator shall communicate its investment objectives and funding policy to any investment managers it selects. Section 5.03. Exclusive Benefit. All contributions made under the Plan shall be paid to the trust and all property and funds of the trust allocable to the Plan, including income from investments and from all other sources, shall be managed solely in the interest of Participants, Spouses and Beneficiaries and for the exclusive purpose of: (a) providing benefits to Participants, Spouses and Beneficiaries; and (b) defraying reasonable expenses of administering the Plan.

33 4841-1404-2944.2 ARTICLE VI. AMENDMENT AND TERMINATION Section 6.01. Amendment. Subject to the terms of any applicable bargaining agreement, the Company shall have the right, by action of its officers, to modify, alter or amend the Plan at any time and in any manner which does not cause any part of the assets of the Plan to be used for, or diverted to, any purpose other than the exclusive benefit of the Participants, Spouses or Beneficiaries. Such amendment may be retroactively effective to the extent determined by the Company to correct an operational error, to correct a drafting error, to supply an omission or clarify an ambiguity, or to implement a change that is permitted by law to be retroactively adopted, even if such amendment adversely affects the rights of a Participant or other individual with an interest under the Plan. Section 6.02. Termination. Subject to the terms of any applicable bargaining agreement, (a) the Company shall have the right to terminate the Plan, in whole or in part, by action of the Board and (b) an Employer may terminate its participation in the Plan by action of its board of directors. Section 6.03. Priorities Upon Termination. Upon complete termination of the Plan or upon partial termination of the Plan, the accrued benefit of each Participant affected by such termination or partial termination shall become fully vested to the extent then funded. In the event of a complete termination, the assets allocable to the Plan or to the portion of the Plan terminated, shall be liquidated (after provision is made for the expenses of liquidation) by the payment or provision for the payment of benefits in the manner determined by the Administrator pursuant to ERISA and the Code. Notwithstanding any other provision herein to the contrary, a Participant shall have no recourse toward satisfaction of any benefit from other than the Plan assets allocable to the termination or from the Pension Benefit Guaranty Corporation. Section 6.04. Non-Reversion of Assets. In no event shall the Employers receive any amount from the Plan, except that, (a) upon termination of the Plan, and notwithstanding any other provision therein or herein, the Employers shall receive such amounts, if any, as may remain after the satisfaction of all liabilities of the Plan and arising out of any variations between actual requirements and expected actuarial requirements, (b) to the extent that any contributions hereunder are made by a mistake of fact, such amount may, at the request of the Administrator, be returned within one (1) year after it is made, and (c) all contributions hereto being hereby expressly conditioned on the deductibility of the contribution under Code Section 404, to the extent such deduction is disallowed it may, at the request of the Administrator, be returned within one (1) year after the disallowance of such deduction.

34 4841-1404-2944.2 ARTICLE VII. GENERAL PROVISIONS Section 7.01. Participants to Furnish Information. Each Participant or other person entitled to benefits under the Plan shall furnish to the Administrator such evidence, data or information as the Administrator considers necessary or desirable in order to properly administer the Plan. Section 7.02. Non-Guarantee of Employment or Other Benefits. Neither the establishment of the Plan, nor any modification or amendment hereof, nor the payment of benefits hereunder shall be construed as giving any Participant or other person whomsoever any legal or equitable right against the Employers, the Board, the Administrator, or the trustee, or the right to payment of any benefits hereunder (unless the same shall be specifically provided herein) or as giving any Employee the right to be retained in the service of the Employers or the Affiliates. Section 7.03. Responsibility for Co-Fiduciaries. Neither the Company, the Board, the Administrator nor any other person or corporation guarantees the Plan in any manner against loss or depreciation of assets, and they shall not be liable for any act or failure to act unless such is a breach of fiduciary duty under ERISA. The Company, the members of the Board, and the trustee shall not be responsible for any act or failure to act of the Administrator except as may be otherwise specifically provided under ERISA. The Administrator and the trustee shall not be responsible for any act or failure to act of the Company, or the Board, except as may be otherwise specifically provided under ERISA. The Company, the Board, and the Administrator shall not be responsible for any act or failure to act of the trustee, except as may be otherwise specifically provided under ERISA. Section 7.04. Mergers, Consolidations and Transfers of Plan Assets. In the case of any merger, consolidation with, or transfer of assets or liabilities to any other plan, each Participant must be entitled (if the Plan then terminated) to receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan then terminated) pursuant to the requirements of ERISA and the Code. Notwithstanding the foregoing, in the event the Plan terminates or there is a spinoff of part of the Plan (in excess of the 3 percent of the plan assets permitted under Treasury Regulation Section 1.414(1) 1(n)(2)) within five years following the date of any merger of another plan into this Plan, and if the sum of the assets of this Plan after any such merger was less than the sum of the present values of the accrued benefits (whether or not vested) of both plans on a termination basis on the merger date, then a special schedule of benefits shall be created from the necessary (as identified by an enrolled actuary) data maintained by the Administrator and shall be inserted in and modify the allocation priorities set forth above in this Section at the time of such termination or spinoff in accordance with Treasury Regulation Sections 1.414(1) 1(e-j) and any applicable regulations of the Pension Benefit Guaranty Corporation. Further, following the merger of the Predecessor Plans with and into this Plan effective December 31, 2012, there shall be established a schedule showing, with respect to the

35 4841-1404-2944.2 Participants in each of the Predecessor Plans as of the date immediately preceding the merger, the accrued benefit of each Participant as of such date, the amount of assets in each of the Predecessor Plans which would have been allocated in satisfaction of such benefits if all such plans had terminated on such date, and such other information as may be necessary to comply with applicable regulations under Code Section 414(l). In lieu of actually establishing such a schedule, the Company may maintain records sufficient to enable such a schedule to be established in the event of the termination, partial termination, or spin-off of assets of the Plan within the five-year period following the applicable merger. In the event the Plan is terminated or assets are spun-off, in whole or in part, within the five year period following any such merger, then to the extent required under Code Section 414(l), the assets of the Plan shall be allocated among Participants in accordance with the priorities established under Section 4044 of ERISA, as modified in accordance with Section 1.414(l)-1 of the Income Tax Regulations. Section 7.05. Spendthrift Clause. No Participant, former Participant, Spouse, or Beneficiary entitled to benefits hereunder shall have the right to transfer, assign, alienate, anticipate, pledge or encumber any part of such benefits, nor shall such benefits, or any part of the Plan assets or any contract from which such benefits are payable, be subject to seizure by legal process by any creditor of such Participant, former Participant, Spouse, or Beneficiary. In the event that such Participant or other person entitled to such benefits, or such creditor thereof, requests a division as hereinabove described, of any such benefit, the Administrator may, in its discretion, direct the trustee to pay over to or apply on the behalf of such Participant, former Participant, Spouse, or Beneficiary, all or any part of such benefits to which such person would otherwise have been entitled hereunder. Notwithstanding the foregoing, the Administrator shall recognize a qualified domestic relations order with respect to child support, alimony payments, or marital property rights if such order contains sufficient information for the Administrator to determine that it meets the applicable requirements of Code Section 414(p). The Administrator shall establish written procedures concerning the notification of interested parties and the determination of the validity of such orders, which procedures may include, on a uniform and nondiscriminatory basis, rules providing for the distribution of nonforfeitable benefits to the alternate payee at an earlier time than benefits might otherwise be available to the Participant. However, such procedures may not permit distribution be made to the alternate payee in a payment form otherwise not available under the Plan. Notwithstanding the foregoing, a Participant’s benefit hereunder may be fully offset by the amount awarded the Plan in accordance with ERISA Section 206(d)(4). Section 7.06. Restriction on Highly Compensated Participants’ and Former Participants’ Benefits. (a) Restriction of Benefits. Notwithstanding any provision in the Plan to the contrary, in the event the Plan is terminated, to the extent required by law the benefit of any Participant or former Participant who is a highly compensated employee or highly compensated former employee within the meaning of Code Section 414(4) shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

36 4841-1404-2944.2 (b) Restriction on Distributions. Notwithstanding any provision in the Plan to the contrary, the annual payments from the Plan to a Participant or former Participant described in subsection (c) below shall not exceed an amount equal to the payments which would have been made on behalf of such Participant or former Participant under a single life annuity which is the actuarial equivalent of the sum of his or her Accrued Benefit and other benefits under the Plan. (c) Participants and Former Participants Subject to Restriction. The Participants or former Participants who are affected by the restriction in subsection (b) above in any one (1) year are limited to the twenty-five (25) highly compensated employees or highly compensated former employees of the Company as defined in Code Section 414(q) with the greatest compensation. The Company reserves the right to amend this subsection (c) at any time. (d) Restrictions Not Applicable. The restrictions of subsection (b) shall not apply if: (i) After payment to a Participant or former Participant described in subsection (c) above of all benefits, the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of the Plan’s current liabilities, as defined in Code Section 412(1)(7); or (ii) The value of the benefits for a Participant or former Participant described in subsection (c) above is less than one percent (1%) of the value of the Plan’s current liabilities, as defined in Code Section 412(1)(7). For purposes of this subsection (d), the term “benefits” shall include any periodic income, any withdrawal values payable to a living Participant or former Participant, and any death benefits not provided for by insurance on the Participant’s or former Participant’s life. Section 7.07. Maximum Benefit. (a) The Plan is subject to the limitations on benefits and contributions imposed by Code Section 415 which are incorporated herein by this reference, including the definition of “compensation” in Code Section 415(c)(3). Specifically, no annual benefit (as defined in Code Section 415) or distribution under this Plan shall accrue or be made that would exceed the limitations of Code Section 415, as such limits are adjusted from time to time. The limitation year shall be the Plan Year. (b) For purposes of this Section 7.07 and the application of the Code Section 415 limitations, “compensation” for a terminated Participant shall include all of the following if such payments are made by the later of 2½ months after severance from employment or the end of the limitation year that includes the date of severance from employment: (i) regular compensation for services during the employee’s regular working hours, or compensation for services outside the employee’s regular working hours (such as overtime or shift

37 4841-1404-2944.2 differential), commissions, bonuses, or other similar payments if any of such payments would have been paid to the employee prior to severance from employment if the employee had continued in employment with the Company or an Affiliate; (ii) payment for unused accrued bona fide sick, vacation or other leave, but only if the employee would have been able to use the leave if employment had continued; and (iii) payments received from a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid to the employee at the same time if the employee had continued in employment with the Company or an Affiliate and only to the extent the payment is includible in the employee’s gross income. No other post-severance compensation shall be included. In addition, compensation in excess of the limit in effect under Code Section 401(a)(17) for the limitation year shall not be considered. (c) In the event that there are multiple defined benefit pension plans in which a Participant participates, the following order shall determine the manner in which benefits are restricted in order to satisfy these requirements: benefits shall first be reduced under the defined benefit pension plan in which the Participant’s accrued benefit is smaller to the extent necessary, and then shall be reduced under the other defined benefit pension plan, to the extent necessary. Section 7.08. Successors and Assigns. The Plan shall be binding upon the successors and assigns of the Company. Section 7.09. Wisconsin Law Applies. The Plan shall be construed and its validity determined according to the laws of the state of Wisconsin to the extent not preempted or superseded by ERISA or applicable federal law. In case any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced as if said illegal and invalid provisions had never been inserted herein. Section 7.10. Top-Heavy Restrictions. (a) Notwithstanding any provision to the contrary herein, in accordance with Code Section 416, if the Plan is a top-heavy plan for any Plan Year, then the provisions of this Section shall be applicable. The Plan is “top-heavy” for a Plan Year if as of the last day of the preceding Plan Year (the Plan’s “determination date”), the total present value of the accrued benefits of key employees (as defined in Code Section 416(i)(1) and applicable regulations) exceeds sixty percent (60%) of the total present value of the accrued benefits of all employees under the Plan (excluding those of former key employees) (as such amounts are computed pursuant to Section 416(g) and applicable regulations using the interest and actuarial assumptions used for the actuarial funding report for the valuation date or, if none, the immediately preceding report) unless the Plan can be aggregated with other plans maintained by the applicable controlled group in either a permissive or required aggregation group and such

38 4841-1404-2944.2 group as a whole is not top-heavy. In addition, the Plan is top-heavy if it is part of a required aggregation group which is top-heavy. Any plan of a controlled group may be included in a permissive aggregation group as long as together they satisfy the Code Sections 401(a)(4) or 410 discrimination requirements. The present values of aggregated plans are determined separately as of each plan’s determination date and the results aggregated for the determination dates which fall in the same calendar year. A “controlled group” for purposes of this Section includes any group of employers aggregated pursuant to Code Sections 414(b), (c) or (m). The calculation of the present value shall be done as of a valuation date which for a defined contribution plan is the determination date and for a defined benefit plan is the date as of which funding calculations are generally made within the twelve (12) month period ending on the determination date. In addition, the present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.” Finally, for purposes of this Section 7.10(a), the accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account. (b) If the Plan is top-heavy in a Plan Year, the maximum annual compensation utilized herein for any employee for such year shall be two hundred thousand dollars ($200,000) (or such higher amount permitted pursuant to applicable regulations due to cost of living increases), provided that no benefit accrued as of the determination date shall be diminished on account of this provision. (c) If the Plan is top-heavy in a Plan Year, the vesting schedule shall automatically be amended for any employee employed on the first day of such year or thereafter so that the vested percentage for employer-derived benefits is equal to the greater of the vesting provided under other provisions of the Plan or the following schedule: Years of Service Nonforfeitable Percentage 1 0% 2 20% 3 40% 4 60% 5 80% 6 or more 100% where “years of service” means the years credited for vesting purposes under the Plan or, if greater, the years required to be counted under Code Section 411 and applicable regulations thereto. If the Plan thereafter ceases to be top-heavy for a Plan Year, the vesting schedule above shall be disregarded and the original schedule applied, except with respect to any Participant with five (5) or more years of service and except that no Participant’s vested percentage as of the

39 4841-1404-2944.2 end of the prior year shall be decreased. Any non-vested Participant who acquires a vested interest in the employer-derived benefit by operation of the amended vesting schedule shall not be subject thereafter to a cancellation of service. Notwithstanding anything in this Section to the contrary, the amendment of the vesting schedule pursuant to this subsection shall not affect the calculation of benefit amounts or the determination of benefit commencement dates hereunder. (d) If a defined benefit plan is top-heavy in a Plan Year and no defined contribution plan is maintained, the employer-derived accrued benefit on a life only basis commencing at the normal retirement age of each non-key employee shall be at least equal to a percentage of the highest average compensation for five (5) consecutive years, excluding any years after such Plan permanently ceases to be top-heavy, such percentage being the lesser of (i) twenty percent (20%) or (ii) two percent (2%) times the years of service after December 31, 1983, in which a Plan Year ends in which a Plan is top-heavy. For purposes of this Section 7.10(d), in determining years of service, any service with the Employer shall be disregarded to the extent such service occurs during a Plan Year when the Plan benefits (within the meaning of Code Section 410(b)) no key employees or former key employees. If the controlled group maintains both a defined contribution plan and a defined benefit plan which cover the same non- key employee, such employee will only be entitled to the defined benefit plan minimum. Section 7.11. Restrictions Related to Plan Funding. (a) Limitations Applicable If the Plan’s AFTAP Is Less Than 80 Percent, But Not Less Than 60 Percent. Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 80 percent (or would be less than 80 percent to the extent described in subsection (a)(ii) below) but is not less than 60 percent, then the limitations set forth in this subsection (a) apply. (i) 50 Percent Limitation on Single Sum Payments, Other Accelerated Forms of Distribution, and Other Prohibited Payments. A Participant or beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date (as defined in subsection (h) hereof) on or after the applicable section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, unless the present value of the portion of the benefit that is being paid in a prohibited payment does not exceed the lesser of: (A) 50 percent of the present value of the benefit payable in the optional form of benefit that includes the prohibited payment; or (B) 100 percent of the PBGC maximum benefit guarantee amount (as defined in Section 1.436-1(d)(3)(iii)(C) of the Treasury Regulations).

40 4841-1404-2944.2 The limitation set forth in this subsection (a)(i) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant. If an optional form of benefit that is otherwise available under the terms of the Plan is not available to a Participant or beneficiary as of the annuity starting date because of the application of the requirements of this subsection (a)(i), the Participant or beneficiary is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in Section 1.436-1(d)(3)(iii)(D) of the Treasury Regulations). The Participant or beneficiary may also elect any other optional form of benefit otherwise available under the Plan at that annuity starting date that would satisfy the 50 percent/PBGC maximum benefit guarantee amount limitation described in this subsection (a)(i), or may elect to defer the benefit in accordance with any general right to defer commencement of benefits under the Plan. (ii) Plan Amendments Increasing Liability for Benefits. No amendment to the Plan that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a Plan Year if the adjusted funding target attainment percentage for the Plan Year is: (A) Less than 80 percent; or (B) 80 percent or more, but would be less than 80 percent if the benefits attributable to the amendment were taken into account in determining the adjusted funding target attainment percentage. The limitation set forth in this subsection (a)(ii) does not apply to any amendment to the Plan that provides a benefit increase under a Plan formula that is not based on compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of Participants covered by the amendment. (b) Limitations Applicable If the Plan’s AFTAP Is Less Than 60 Percent. Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 60 percent (or would be less than 60 percent to the extent described in subsection (b)(ii) below), then the limitations in this subsection (b) apply. (i) Single Sums, Other Accelerated Forms of Distribution, and Other Prohibited Payments Not Permitted. A Participant or beneficiary is not permitted to elect, and the Plan shall not pay, a single sum

41 4841-1404-2944.2 payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment. The limitation set forth in this subsection (b)(i) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant. (ii) Shutdown Benefits and Other Unpredictable Contingent Event Benefits Not Permitted to Be Paid. An unpredictable contingent event benefit with respect to an unpredictable contingent event occurring during a Plan Year shall not be paid if the adjusted funding target attainment percentage for the Plan Year is: (A) Less than 60 percent; or (B) 60 percent or more, but would be less than 60 percent if the adjusted funding target attainment percentage were redetermined applying an actuarial assumption that the likelihood of occurrence of the unpredictable contingent event during the Plan Year is 100 percent. (iii) Benefit Accruals Frozen. Benefit accruals under the Plan shall cease as of the applicable section 436 measurement date. In addition, if the Plan is required to cease benefit accruals under this subsection (b)(iii), then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits. (c) Limitations Applicable If the Plan Sponsor Is In Bankruptcy. Notwithstanding any other provisions of the Plan, a Participant or beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date that occurs during any period in which the Plan sponsor is a debtor in a case under title 11, United States Code, or similar Federal or State law, except for payments made within a Plan Year with an annuity starting date that occurs on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100 percent. In addition, during such period in which the Plan sponsor is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, except for payments that occur on a date within a Plan Year that is on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100 percent. The limitation set forth in this subsection (c) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

42 4841-1404-2944.2 (d) Provisions Applicable After Limitations Cease to Apply. (i) Resumption of Prohibited Payments. If a limitation on prohibited payments under subsection (a)(i), subsection (b)(i), or subsection (c) above applied to the Plan as of a section 436 measurement date, but that limit no longer applies to the Plan as of a later section 436 measurement date, then that limitation does not apply to benefits with annuity starting dates that are on or after that later section 436 measurement date. (ii) Resumption of Benefit Accruals. If a limitation on benefit accruals under subsection (b)(iii) above applied to the Plan as of a section 436 measurement date, but that limitation no longer applies to the Plan as of a later section 436 measurement date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later section 436 measurement date, except as otherwise provided under the Plan. The Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor regulation 29 CFR § 2530.204-2(c) and (d). (iii) Shutdown and Other Unpredictable Contingent Event Benefits. If an unpredictable contingent event benefit with respect to an unpredictable contingent event that occurs during the Plan Year is not permitted to be paid after the occurrence of the event because of the limitation of subsection (b)(ii) above, but is permitted to be paid later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Section 1.436- 1(g)(5)(ii)(B) of the Treasury Regulations), then that unpredictable contingent event benefit shall be paid, retroactive to the period that benefit would have been payable under the terms of the Plan (determined without regard to subsection (b)(ii)). If the unpredictable contingent event benefit does not become payable during the Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for that benefit. (iv) Treatment of Plan Amendments That Do Not Take Effect. If a Plan amendment does not take effect as of the effective date of the amendment because of the limitation of subsection (a)(ii) or subsection (b)(iii), but is permitted to take effect later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the

43 4841-1404-2944.2 requirements of Section 1.436-1(g)(5)(ii)(C) of the Treasury Regulations), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the same Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise. (e) Notice Requirement. See Section 101(j) of ERISA for rules requiring the Plan administrator of a single employer defined benefit pension plan to provide a written notice to Participants and beneficiaries within 30 days after certain specified dates if the Plan has become subject to a limitation described in subsection (a)(i), subsection (b), or subsection (c) above. (f) Methods to Avoid or Terminate Benefit Limitations. See Code Section 436(b)(2), (c)(2), (e)(2), and (f) and Section 1.436-1(f) of the Treasury Regulations for rules relating to employer contributions and other methods to avoid or terminate the application of the limitations set forth in subsections (a) through (c) for a Plan Year. In general, the methods a Plan sponsor may use to avoid or terminate one or more of the benefit limitations under subsections (a) through (c) for a Plan Year include employer contributions and elections to increase the amount of Plan assets which are taken into account in determining the adjusted funding target attainment percentage, making an employer contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain of the benefit limitations, or providing security to the Plan. (g) Special Rules. (i) Rules of Operation for Periods Prior to and After Certification of Plan’s Adjusted Funding Target Attainment Percentage. (A) In General. Code Section 436(h) and Section 1.436-1(h) of the Treasury Regulations set forth a series of presumptions that apply (1) before the Plan’s enrolled actuary issues a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year and (2) if the Plan’s enrolled actuary does not issue a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year before the first day of the 10th month of the Plan Year (or if the Plan’s enrolled actuary issues a range certification for the Plan Year pursuant to Section 1.436- 1(h)(4)(ii) of the Treasury Regulations but does not issue a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year). For any period during which a presumption under Code Section 436(h) and Section 1.436-1(h) of the Treasury Regulations applies to the Plan, the limitations under subsections (a) through (c) are applied to the Plan as

44 4841-1404-2944.2 if the adjusted funding target attainment percentage for the Plan Year were the presumed adjusted funding target attainment percentage determined under the rules of Code Section 436(h) and Section 1.436-1(h)(1), (2), or (3) of the Treasury Regulations. These presumptions are set forth in subsection (g)(i)(B) though (D). (B) Presumption of Continued Underfunding Beginning First Day of Plan Year. If a limitation under subsection (a), (b), or (c) applied to the Plan on the last day of the preceding Plan Year, then, commencing on the first day of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date subsection (g)(i)(C) or subsection (g)(i)(D) applies to the Plan: (1) The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the adjusted funding target attainment percentage in effect on the last day of the preceding Plan Year; and (2) The first day of the current Plan Year is a section 436 measurement date. (C) Presumption of Underfunding Beginning First Day of 4th Month. If the Plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the 4th month of the Plan Year and the Plan’s adjusted funding target attainment percentage for the preceding Plan Year was either at least 60 percent but less than 70 percent or at least 80 percent but less than 90 percent, or is described in Section 1.436-1(h)(2)(ii) of the Treasury Regulations, then, commencing on the first day of the 4th month of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date Section 7.11(g)(i)(D) applies to the Plan: (1) The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the Plan’s adjusted funding target attainment percentage for the preceding Plan Year reduced by 10 percentage points; and

45 4841-1404-2944.2 (2) The first day of the 4th month of the current Plan Year is a section 436 measurement date. (D) Presumption of Underfunding On and After First Day of 10th Month. If the Plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the 10th month of the Plan Year (or if the Plan’s enrolled actuary has issued a range certification for the Plan Year pursuant to Section 1.436-1(h)(4)(ii) of the Treasury Regulations but has not issued a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year), then, commencing on the first day of the 10th month of the current Plan Year and continuing through the end of the Plan Year: (1) The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be less than 60 percent; and (2) The first day of the 10th month of the current Plan Year is a section 436 measurement date. (ii) New Plans, Plan Termination, Certain Frozen Plans, and Other Special Rules. (A) First 5 Plan Years. The limitations in subsection (a)(ii), subsection (b)(ii), and subsection (b)(iii) do not apply to a new Plan for the first 5 Plan Years of the Plan, determined under the rules of Code Section 436(i) and Section 1.436- 1(a)(3)(i) of the Treasury Regulations. (B) Plan Termination. The limitations on prohibited payments in subsection (a)(i), subsection (b)(i), and subsection (c) do not apply to prohibited payments that are made to carry out the termination of the Plan in accordance with applicable law. Any other limitations under this section of the Plan do not cease to apply as a result of termination of the Plan. (C) Exception to Limitations on Prohibited Payments Under Certain Frozen Plans. The limitations on prohibited payments set forth in subsections (a)(i), (b)(i), and (c) do not apply for a Plan Year if the terms of the Plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the Plan Year, provide for no benefit accruals with respect to any Participants. This Section (g)(ii)(C) shall cease to apply as of the date any

46 4841-1404-2944.2 benefits accrue under the Plan or the date on which a Plan amendment that increases benefits takes effect. (D) Special Rules Relating to Unpredictable Contingent Event Benefits and Plan Amendments Increasing Benefit Liability. During any period in which none of the presumptions under subsection (g)(i) apply to the Plan and the Plan’s enrolled actuary has not yet issued a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year, the limitations under subsection (a)(ii) and subsection (b)(ii) shall be based on the inclusive presumed adjusted funding target attainment percentage for the Plan, calculated in accordance with the rules of Section 1.436-1(g)(2)(iii) of the Treasury Regulations. (iii) Special Rules Under PRA 2010. (A) Payments Under Social Security Leveling Options. For purposes of determining whether the limitations under subsection (a)(i) or (b)(i) apply to payments under a social security leveling option, within the meaning of Code Section 436(j)(3)(C)(i), the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Code Section 436(j)(3) and any Treasury Regulations or other published guidance thereunder issued by the Internal Revenue Service. (B) Limitation on Benefit Accruals. For purposes of determining whether the accrual limitation under subsection (b)(iii) applies to the Plan, the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Code Section 436(j)(3) (except as provided under section 203(b) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010, if applicable). (iv) Interpretation of Provisions. The limitations imposed by this section of the Plan shall be interpreted and administered in accordance with Code Section and Section 1.436-1 of the Treasury Regulations. (h) Definitions. The definitions in the following Treasury Regulations apply for purposes of subsections (a) through (g): Section 1.436-1(j)(1) defining adjusted funding target attainment percentage; Section 1.436-1(j)(2) defining annuity starting date; Section 1.436- 1(j)(6) defining prohibited payment; Section 1.436-1(j)(8) defining section 436 measurement

47 4841-1404-2944.2 date; and Section 1.436-1(j)(9) defining an unpredictable contingent event and an unpredictable contingent event benefit. Section 7.12. Military Leave Provisions. (a) Death Benefits. If a Participant dies while performing qualified military service, the beneficiaries of such Participant shall be entitled to the additional death benefits, if any (other than benefit accruals relating to the period of qualified military service) that would have been available had the Participant resumed employment with the Company immediately prior to the date of his or her death and thereafter terminated from employment as a result of death. For purposes of this Section, “qualified military service” is defined as service in the uniformed services of the United States for which an individual has reemployment rights with the Company under chapter 43 of title 38 of the United States Code. (b) Differential Pay. In accordance with the provisions of Code Section 414(u), during the period a Participant on military leave is receiving differential wage payments (as defined in Code Section 3401(h)(2)), to the extent required by the Code, such Participant shall be treated as remaining in the employment of the Company and such differential wage payments shall be considered compensation for purposes of applying the provisions of the Code to the Plan. (c) Period of Absence. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). For any period of absence for such military service, Credited Service and Vesting Service shall in all instances be credited consistent with the requirements of that provision. In accordance with the provisions of Code Section 414(u), during the period a Participant on military leave is receiving differential wage payments (as defined in Code Section 3401(h)(2)), to the extent required by the Code, such Participant shall be treated as remaining in the employment of the Company and such differential wage payments shall be considered compensation for purposes of applying the provisions of the Code to the Plan.

49 4841-1404-2944.2 APPENDIX 1 PARTICIPATING EMPLOYERS Regal Beloit America, Inc. • Previously: RBC Manufacturing Corporation, Marathon Special Products Corporation, and Regal Beloit EPC, Inc. • Unico, Inc. • Regal Beloit Logistics LLC

A-1 4841-1404-2944.2 PART A: SALARIED EMPLOYEES’ PENSION PLAN Overview: • Participation frozen effective December 31, 2005. • Benefits frozen effective December 31, 2008 for Participants with less than 25 years of Vesting Service on December 31, 2008.

A-2 4841-1404-2944.2 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS Section 1.01. Format. Capitalized words and phrases defined in Section 1.02 of this Part shall have that defined meaning when used in this Part, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in Section 1.01 of the Master Plan Document. Similarly, cross references in this Part shall apply to the referenced section in this Part, unless specifically referred to as a section of the Master Plan Document. Section 1.02. Definitions. (a) “Actuarial Equivalent” shall be determined, for all purposes (except as required by Code Section 417(e)), including for purposes of converting from one periodic form of payment to another and different commencement dates for payment, and for determining the value of a Profit Sharing Benefit pursuant to Sections 3.01(c) and 4.02(a) of this Part, using an interest rate of seven percent (7%) per annum compounded annually and the 1971 Group Annuity Table with an eighty percent (80%) male weighting and a twenty percent (20%) female weighting. (b) “Average Monthly Compensation” means a Participant’s total compensation from the Affiliates paid during the sixty (60) consecutive calendar months during which his or her compensation was highest within the one hundred twenty (120) calendar months ending immediately prior to or coincidental with the Participant’s Severance from Service, divided by sixty (60). Months during which the Participant was not employed by an Affiliate shall be disregarded. In the event a Participant has less than sixty (60) applicable calendar months of compensation, the total compensation for such months shall be divided by the number of such months. For purposes of this definition, “compensation” means a Participant’s total base salary or wages from the Affiliates, before deductions and before salary or wage reductions under any plan of an Affiliate intended to qualify under Code Sections 401(k) or 125, together with any commissions, but exclusive of shift differential, bonuses, overtime, contributions on behalf of such Participant to the Plan or any other employee benefit plan (as defined by ERISA) other than as specified above, deferred compensation, imputed income due to life insurance coverage, unused and/or accrued vacation pay, contest prizes, severance pay, and any other form of additional remuneration and/or expense reimbursement which the Administrator, in its sole discretion, determines not to be compensation hereunder. The maximum annual compensation taken into account hereunder for purposes of calculating any Participant’s Accrued Benefit (including the right to any optional benefit) and for all other purposes under the Plan shall be $200,000 (or such higher amount permitted pursuant to Code Section 401(a)(17)). Compensation shall include compensation paid by General Electric Company and its affiliates with respect to anyone who is given service credit under Section 2.05 of this Part by reason of prior employment with such companies. For purposes of determining a Participant’s Average Monthly Compensation, a Participant with less than twenty-five (25) years of Vesting Service as of December 31, 2008 shall be treated as if his or her Severance from Service occurred on December 31, 2008.

A-3 4841-1404-2944.2 (c) “Benefit Service” means a Participant’s years of employment which are credited pursuant to Section 2.03 of this Part and used in determining the amount of a Participant’s benefits hereunder. (d) “Covered Compensation” means the average of the taxable wage bases under Section 230 of the Social Security Act for the thirty-five (35) calendar years ending with the year a Participant attains social security retirement age (as determined under Code Section 415(b)(8) and the Regulations thereunder). The taxable wage base for the current Plan Year and each subsequent Plan Year is assumed to be the same as the taxable wage base in effect at the beginning of the Plan Year for which Covered Compensation is being determined. Covered Compensation for a Participant whose Accrued Benefit is frozen on December 31, 2008 shall be his or her Covered Compensation as determined on December 31, 2008. (e) “Effective Date” means January 1, 1982. (f) “Employee” means, when used in this Part, any person actively employed on or after January 1, 1982 and before January 1, 2006 by an Employer: (i) who is compensated in whole or in part on a salaried basis (including salaried non-exempt) or who is employed in any capacity by REGAL-BELOIT Electric Motors, Inc.; and (ii) who is not an active participant or eligible to become an active participant upon completion of age and/or service requirements under any other Part of this Plan or any other qualified defined benefit pension plan to which an Employer is making contributions on his or her behalf; and (iii) who is a resident or citizen of the United States of America; and (iv) who is not in a collective bargaining unit with which an Employer has a bargaining agreement unless such agreement specifically provides that persons in such unit shall be covered by this Part of the Plan. Effective January 1, 2006, only those individuals who qualified as Employees on December 31, 2005 shall be entitled to be treated as an Employee for any period on or after January 1, 2006 and before January 1, 2009. Effective January 1, 2009, only those individuals who, on December 31, 2008, (i) qualified as Employees and (ii) had at least twenty-five (25) years of Vesting Service, shall be entitled to be treated as Employees for so long as each individual: (i) is employed by the Employer or any of its Affiliates, including but not limited to Regal-Beloit Corporation; and (ii) is a resident or citizen of the United States of America; and

A-4 4841-1404-2944.2 (iii) is not in a collective bargaining unit with which an Employer has a bargaining agreement unless such agreement specifically provides that persons in such unit shall be covered by the Plan. The term Employee shall not, however, include any employees employed at the Company’s Blytheville, Arkansas location, except for its plant manager, not including managers subsequent to the manager employed as such on November 1, 2000. (g) “Employer” means, when used in this Part, RBC Manufacturing Corporation and Marathon Special Products Corporation, or any successor thereto, but only with respect to the following portions of its business (i.e., those portions of its business that were previously separate corporations): Marathon Electric Manufacturing Corporation, REGAL- BELOIT Electric Motors, Inc., Lima Electric Co. Inc., and Regal Beloit Logistics, LLC, but specifically excluding Leeson Electric Corporation. (h) “Employment Commencement Date” means the first date on which a person completes an hour of service, which is an hour for which an employee is directly or indirectly paid or entitled to payment by an Employer or any Affiliate, and shall include hours for which back pay has been awarded or paid. Notwithstanding the foregoing, except as provided in Section 2.05 of this Part, in the event a person is employed with a corporation which is acquired by an Employer or Affiliate, his or her Employment Commencement Date shall be the effective date of such acquisition. (i) “Normal Retirement Date” means the first day of the month coincident with or next following a Participant’s sixty-fifth (65th) birthday. (j) “Other Benefits” means the amount of the reduction to be applied to any monthly benefits payable hereunder to a Participant or former Participant which is equal to that portion, if any, of the monthly benefits payable to such Participant or former Participant under any other Part of the Plan or under any other qualified defined benefit pension plan to which an Affiliate or any predecessor to an Affiliate contributes other than a Prior Plan, which benefit is attributable to Affiliate contributions and is based upon a period of service that is recognized both under such other pension plan and this Part of the Plan for benefit accrual purposes; provided that, if the time and/or form of benefit payments under such other qualified pension plan is different from the time and/or form of benefits to be paid under this Plan, the reduction amount to be treated as “Other Benefits” shall be the Actuarial Equivalent of the aforesaid portion which appropriately reflects such difference. (k) “Prior Plan(s)” means, when used in this Part, the Marathon Electric Profit Sharing Retirement Plan (hereinafter referred to as the “Profit Sharing Plan”) and/or the Retirement Plan for Salaried Non-Exempt Employees of Marathon Electric Manufacturing Corporation (hereinafter referred to as the “Non-Exempt Plan”), each as in effect prior to the Effective Date. (l) “Profit Sharing Benefit” means for any Participant who was a participant in the Profit Sharing Plan the balance of his or her account under the Profit Sharing Plan as of December 31, 1981, plus interest compounded at the annual rate of seven percent (7%) from

A-5 4841-1404-2944.2 such date until such balance is depleted, calculated in such manner as may be determined by the Administrator from time to time. The Profit Sharing Benefit shall be reduced by any benefit payments to the Participant, his or her Spouse, or any Beneficiary hereunder. (m) “Severance from Service” means the earlier to occur of the following: (i) the date that a Participant quits, retires, is terminated or dies, whichever occurs first; or (ii) subject to Section 2.04 of this Part, the first anniversary of the date a Participant commences a continuous absence from service with the Affiliates for any other reason, such as illness, disability, layoff, vacation, or authorized leave of absence; provided, however, that for purposes of the Plan, “an authorized leave of absence” means an absence from active service with the Affiliates which an Affiliate authorizes pursuant to uniform rules consistently applied in like circumstances for its personnel who are similarly situated in respect to such Participant. (n) “Spouse” means either (1) the person to whom a Participant is lawfully married on his or her Annuity Starting Date or (2) in the event the Participant dies prior to his or her Annuity Starting Date, the person to whom the Participant was married throughout the one (1) year period preceding the Participant’s death. For purposes hereof, “lawfully married” means legally married (A) under the laws of the United States (or one of the United States) or any other generally recognized jurisdiction and (B) for federal tax purposes. (o) “Total and Permanent Disability” means any physical or mental condition which renders the Participant totally and permanently disabled, as evidenced by eligibility for and receipt of disability benefits under the federal Social Security Act. (p) “Vesting Service” means a Participant’s years of employment which are credited under Section 2.02 of this Part.

A-6 4841-1404-2944.2 ARTICLE II. PARTICIPATION AND SERVICE Section 2.01. Participation. Prior to January 1, 2006, each Employee commenced participation under this Part of the Plan on the first day of the month coincident with or immediately subsequent to the latest of (1) the Employee’s twenty-first (21st) birthday, (2) the date that is twelve (12) calendar months subsequent to his or her first day of employment or (3) the date on which he transfers into Employee status. Employees previously employed by Lincoln Electric will be treated as having been employed by the Employer during the period of their employment at Lincoln Electric solely for purposes of the 12 month employment requirement set forth above. Notwithstanding the foregoing, only those individual who qualified as Employees on December 31, 2005 are entitled to continue participation under this Part of the Plan after January 1, 2006. Accordingly, those who first begin employment that would otherwise be covered on or after January 1, 2006, or who are re-hired or transferred into such employment on or after that date, will not be eligible to begin to accrue Benefit Service or to continue such accruals if previously covered by this Part of the Plan. Section 2.02. Vesting Service. Each Employee’s eligibility for benefits hereunder shall be based in part upon his or her years of Vesting Service. Subject to Sections 2.04 and 2.05 of this Part, each Employee shall be credited with Vesting Service calculated in years and fractional months thereof, rounded to the next highest twelfth, for the period beginning on his or her Employment Commencement Date and ending on the date his or her employment with the Affiliates is terminated, less any period(s) of severance which exceed(s) twelve (12) months in duration. In no event shall an Employee’s years of Vesting Service be less than the number credited under the terms of a Prior Plan. Section 2.03. Benefit Service. The amount of each Participant’s Accrued Benefit hereunder shall be determined in part by his or her years of Benefit Service. Each Employee shall be credited with Benefit Service calculated in years and fractional months thereof rounded to the next highest twelfth, equal to his or her Vesting Service, provided that: (i) no Benefit Service shall be credited for any period of time that the person is employed in a status other than as an Employee or for any period of severance; (ii) Benefit Service shall be adjusted pursuant to Sections 2.04, 2.06, and 2.07 of this Part; and (iii) Benefit Service shall not be granted for any period on or after January 1, 2006 to anyone who is not an Employee on December 31, 2005. Effective January 1, 2009, a Participant with less than twenty-five (25) years of Vesting Service as of December 31, 2008 shall not accrue additional Benefit Service.

A-7 4841-1404-2944.2 Section 2.04. Period of Severance. (a) For purposes of this Article, a “period of severance” shall commence on an Employee’s Severance from Service and shall end on the date the Employee first performs paid services as an employee of an Affiliate following such date, and said period shall be calculated in years, months and days. (b) If an Employee who is not entitled to a vested benefit pursuant to Article III of this Part incurs a period of severance of at least seventy-two (72) months which equals or exceeds the sum of one (1) year plus his or her period of Vesting Service, his or her Vesting Service and Benefit Service earned prior to the period of severance shall be cancelled and disregarded under Sections 2.02 and 2.03 of this Part. This rule shall not apply for any Participant employed by an Employer on January 1, 1982 with respect to periods of severance prior to that date. (c) Except as provided in Section 2.01 of this Part, any former Participant who is rehired as an Employee shall be a Participant immediately. Section 2.05. Special Service Rule. Subject to the qualification for acquisitions in Section 1.01(h) of this Part, and solely for purposes of Sections 2.01, 2.02, and 2.04 of this Part, employment with an Affiliate shall include employment with any predecessor of the Affiliate and with any corporation which is in the controlled group of corporations of which the Affiliate is a member within the meaning of Code Section 1563(a). Furthermore, solely for purposes of Sections 2.01, 2.02 and 2.04 above, employment with General Electric Company and its affiliates shall be treated as if it were employment with the Company, for those individuals whose employment with REGAL-BELOIT Electric Motors, Inc. commenced by reason of their transfer of employment from General Electric Company or one of its affiliates as a result of certain business purchases from General Electric Company by REGAL-BELOIT CORPORATION in 2004. Section 2.06. Transfer Out of Employee Status. (a) If a Participant is transferred to non-Employee status, his or her benefits which have accrued under this Part of the Plan through the date of transfer shall remain in suspense while he or she is in the non-Employee employment. (b) If such individual returns to employment with an Employer as an Employee prior to January 1, 2009, his or her Benefit Service and Average Monthly Compensation accrual shall recommence upon the date of such return. Any individual who transfers to Employee status on and after January 1, 2009 (including those who had twenty-five (25) years of Vesting Service as of December 31, 2008) shall not recommence participation in this Part of the Plan. (c) If such individual does not return to employment with an Employer as an Employee, his or her monthly pension under this Part of the Plan shall be equal to his or her Accrued Benefit determined as of the date he or she ceased active participation hereunder by transferring to non-Employee employment and shall be payable in accordance with Articles III and IV hereof upon his or her subsequent Severance from Service.

A-8 4841-1404-2944.2 Section 2.07. Transfer to Employee Status. (a) Except as may otherwise be provided in subsection (b) below, an individual who transfers to Employee status from an Affiliate shall not receive any credit under this Plan for benefit accrual purposes for any service with such Affiliate(s) prior to such transfer. (b) If an individual transfers to Employee status on or after January 1, 1982 and prior to January 1, 2009, and accumulates ten (10) or more years of Benefit Service after the date of such transfer, or if such individual accumulates five (5) or more years of Benefit Service after the date of such transfer and retires on or after his or her Normal Retirement Date under this Part of the Plan, any period of employment with any Affiliate after his or her Employment Commencement Date but prior to the date of such transfer that may not be ignored under break- in-service rules in effect under the qualified retirement plan(s) in which such individual was a participant prior to such transfer, shall be counted as Benefit Service under Section 2.03 of this Part, subject to the limitations thereof and subject to benefit reduction by any applicable Other Benefits. Section 2.08. Transfer to Employment with an Affiliate. If a Participant is transferred by an Employer to employment with an Affiliate which is not an Employer, such individual shall remain a Participant in this Part of the Plan so long as he or she otherwise continues to meet the requirements of an Employee (without regard to the requirement that employment be with an Employer) and service with such Affiliate shall count as Benefit Service under the Plan, provided that no additional benefits shall accrue on or after January 1, 2009 for a Participant who had less than twenty-five (25) years of Vesting Service as of December 31, 2008. Section 2.09. Termination. For purposes of this Part of the Plan, a Participant’s employment will be considered terminated: (i) subject to Section 2.04 of the Master Plan Document, as of his or her last day of active employment if he or she becomes a member of the armed forces and fails to return within ninety (90) days of his or her discharge or separation from active duty, or if he or she re-enlists in the armed forces, (ii) as of his or her last day of active employment if he or she does not return to work upon the expiration of a leave of absence, (iii) if he or she is continuously laid-off commencing on or after January 1, 1982 for over twelve (12) months, or (iv) if he or she resigns, retires, is discharged, or dies.

A-9 4841-1404-2944.2 ARTICLE III. BENEFITS Section 3.01. Accrued Benefit Formula. (a) Except as otherwise provided in this Section 3.01 and Section 7.07 of the Master Plan Document, and subject to the provisions of Article III and IV of this Part concerning the form and commencement of payment, for any Participant whose employment is terminated on or after January 1, 1989, the Accrued Benefit shall be a monthly amount equal to: (i) The sum of: (A) .8% of his or her Average Monthly Compensation, multiplied by his or her Years of Benefit Service; plus (B) .6% of his or her Average Monthly Compensation in excess of his or her Covered Compensation multiplied by his or her Years of Benefit Service not in excess of thirty-five (35) years; less (ii) any Other Benefits. (b) Notwithstanding subsection (a) above, a Participant shall have an Accrued Benefit equal to the greater of the amount determined under (a) above or an amount equal to $12.00 times his or her years of Benefit Service. For Participants whose employment is terminated after December 31, 1995, the minimum benefit will be $15.00 times his or her Years of Benefit Service. (c) Notwithstanding subsection (a) above, any Participant who was a participant in the Profit Sharing Plan shall have an Accrued Benefit equal to the greater of the amount determined under (a) above or an amount equal to the Actuarial Equivalent of his or her Profit Sharing Benefit. (d) Notwithstanding subsection (a) above, any Participant shall have an Accrued Benefit equal to the greater of the amount determined under (a) above or his or her Accrued Benefit as of December 31, 1988 based upon the Plan provisions then in effect, as set forth in Schedule A-2 attached hereto. (e) Notwithstanding the foregoing, a Participant’s benefit shall not be less than the sum of his or her Accrued Benefit as of December 31, 1993, plus an additional amount determined under paragraph (a) above, based only upon Years of Benefit Service after December 31, 1993 and subject to an overall limit of 35 Years of Benefit Service with respect to the portion of the benefit calculated under (a)(i)(B) above, counting both Years of Benefit Service before January 1, 1994 and after December 31, 1993. Section 3.02. Normal Retirement Benefit. Any Participant whose employment is terminated after the Effective Date and on or after his or her Normal Retirement Date, shall be entitled to a normal retirement benefit. The normal retirement benefit shall be a monthly amount determined in accordance with Section 3.01 of this Part, but in no event shall be less than the

A-10 4841-1404-2944.2 amount that would have been payable for the Participant if he or she had terminated under Section 3.04 of this Part. Section 3.03. Disability Retirement. (a) A Participant who terminates employment after the Effective Date by reason of a Total and Permanent Disability shall be entitled to a disability retirement benefit calculated as if his or her date of termination of employment was his or her Normal Retirement Date. (b) Notwithstanding subsection (a), effective with respect to disabilities occurring on and after January 1, 1990, Disability Retirement shall not apply to any Participant who is eligible for coverage under the Company’s insured long term disability program. Section 3.04. Early Retirement or Deferred Vested Benefit. (a) Any Participant who terminates employment after the Effective Date and at any time following completion of five (5) or more years of Vesting Service and who is not eligible for benefits pursuant to Sections 3.02 or 3.03 of this Part shall be entitled to an early retirement or deferred vested benefit upon proper application therefor. Notwithstanding the foregoing, any Participant who is actively employed by the Employer or any of its Affiliates on December 31, 2008 shall be fully vested under this Part of the Plan. (b) The benefit under this Section 3.04 shall be a monthly amount determined in the same manner as the normal retirement benefit based on his or her Benefit Service, Average Monthly Compensation and the benefit formula as of the date his or her employment terminates. The Participant may commence receiving his or her benefit under this Section 3.04 on or after his or her attainment of age fifty-five (55); reduced, however, by one-half of one percent (0.5%) for each month by which the Participant’s Annuity Starting Date precedes his or her Normal Retirement Date. Section 3.05. Death Benefits. (a) If a Participant has accrued at least five (5) years of Vesting Service or has attained age sixty-five (65), his or her Spouse shall be entitled to a death benefit in the event that the Participant dies after the Effective Date and prior to the Participant’s termination of employment from the Employer and its Affiliates. The Spouse of a Participant who has terminated employment from the Employer and its Affiliates after attaining age fifty-five (55) and completing at least ten (10) years of Vesting Service shall be entitled to a death benefit in the event that the Participant dies after the Effective Date and prior to his or her Annuity Starting Date. The death benefit payable to the Spouse shall be a monthly amount equal to fifty percent (50%) of the retirement benefit the Participant would have been entitled to receive if he or she had retired on the date of his or her death and had begun to receive benefits as of the date the Spouse’s benefit is to begin, and had elected a life only annuity, provided that the early commencement reduction factor shall be no greater than sixty percent (60%). The special surviving spouse benefit under this subsection (a) shall be payable during the life of the Spouse

A-11 4841-1404-2944.2 commencing with any month beginning with the month following the death of the Participant and no later than the Participant’s Normal Retirement Date, as the Spouse may elect. (b) If a Participant who terminated from employment with the Affiliates on or after August 23, 1984 (but prior to attaining age fifty-five (55) and/or completing at least ten (10) years of Vesting Service) and is eligible for a benefit pursuant to Section 3.04, dies prior to his or her Annuity Starting Date, his or her Spouse, if any, will be entitled to a special surviving spouse benefit. If a Participant separated from employment with the Affiliates after December 31, 1975 but prior to August 23, 1984 with a deferred vested benefit and as of August 23, 1984 was alive and had not begun to receive benefits under this Plan, the Participant may elect to have the special surviving spouse benefit of this subsection apply by submitting a written election to the Administrator on or after August 23, 1984, and prior to the commencement of his or her benefits under the Plan or, if earlier, his or her death. The special surviving spouse benefit under this subsection (b) shall be payable during the life of the Spouse commencing with any month beginning with the month following the death of the Participant (or, if later, the month following the date he would have attained age 55) and no later than the Participant’s Normal Retirement Date, as the Spouse may elect. The death benefit under this subsection (b) shall be a monthly amount equal to fifty percent (50%) of the retirement benefit the Participant would have been entitled to receive if he or she had retired on the date of his or her death and had begun to receive benefits as of the date the Spouse’s benefit is to begin, and had elected the normal form of a fifty percent (50%) joint and survivor benefit pursuant to Section 4.02(a) hereof. (c) If a Participant with a Profit Sharing Benefit dies and does not have a Spouse, or if such Spouse dies, a death benefit equal to the remaining Profit Sharing Benefit shall be paid to the Participant’s designated Beneficiary. Each Participant with a Profit Sharing Benefit may name, or change the name of, his or her Beneficiary who will receive any death benefits payable hereunder. To be effective, a beneficiary designation must be on file with the Administrator on the Participant’s date of death. If there is no form on file, or if the Beneficiary predeceases the Participant, the estate of the Participant shall be deemed to be his or her Beneficiary unless the Participant’s Spouse was receiving death benefits hereunder; in such event, the estate of the Spouse shall be deemed to be the Beneficiary. (d) Notwithstanding the foregoing subsections (b) and (c), a Spouse eligible for an annuity benefit pursuant to subsection (b) may elect to receive a lump sum payment equal to the Participant’s Profit Sharing Benefit, with the annuity under subsection (b) being reduced in order that the lump sum and reduced annuity are the Actuarial Equivalent of the surviving spouse annuity payable on a life only annuity basis. If the Actuarial Equivalent lump sum value of the reduced annuity benefit under subsection (b) does not exceed $10,000, then, in lieu of the annuity benefit described in subsection (b), the Spouse may elect a distribution of the annuity portion of the death benefit in the form of a lump sum that is the Actuarial Equivalent of such reduced annuity benefit.

A-12 4841-1404-2944.2 Section 3.06. 1981 Retirees. With respect to those former employees of the Employers prior to the Effective Date as listed in Schedule A-1 hereto who would have been eligible for normal or early retirement benefits under this Plan if it was in effect on January 1, 1981, such former employees shall be treated for all purposes of this Part of the Plan as Participants eligible for benefits hereunder commencing as of the Effective Date. Benefit Service shall be computed as of the dates of termination in 1981 and Average Monthly Compensation shall be determined as of such dates of termination but restricting the computation under Section 1.01(b) of this Part to the last sixty (60) consecutive calendar months of employment. Section 3.07. Applicable Benefits. (a) In the event payment of any of the foregoing benefits is deferred or suspended, or this Part of the Plan is amended or the benefit formulas revised subsequent to a Participant’s retirement or other termination of employment, the amount of benefit payable and any other terms or conditions applicable to payment of such benefit shall be determined on the basis of the rates and provisions of the Plan (including this Part) in effect as of the date the Participant terminates his or her employment, except the forms of optional payment which may be permitted from time to time, the age at which the payment of benefits may commence, and the early commencement discount factors, all of which shall be determined as of the date of benefit commencement. (b) Unless otherwise expressly stated, the provisions hereof apply to Employees on and after the Effective Date. Any benefit payments for Participants who are not active after the Effective Date shall be paid in accordance with the terms of the applicable Prior Plan, except the forms of optional payment which may be permitted from time to time, the age at which the payment of benefits may commence, and the early commencement discount factors, all of which shall be determined as of the date of benefit commencement.

A-13 4841-1404-2944.2 ARTICLE IV. PAYMENT OF BENEFITS Section 4.01. Normal Form of Payment. (a) Retirement benefits under this Part shall be payable in the normal form of payment described under Section 3.01 of the Master Plan Document. (b) Any Participant who becomes eligible to receive retirement benefits hereunder may select an optional form of payment as provided in Section 4.02 hereof in lieu of the normal form. Section 4.02. Optional Forms of Payment. (a) In lieu of the normal form of payment provided in Section 3.01 of the Master Plan Document, a Participant who is eligible for retirement benefits under this Part of the Plan may elect an optional form of payment described in Section 3.02 of the Master Plan Document. (b) In lieu of the normal form of payment provided in Section 3.01 of the Master Plan Document or an optional form of payment described in Section 3.02 of the Master Plan Document, a Participant who is eligible for a Profit Sharing Benefit may elect the Lump Sum and Annuity or Installments and Annuity optional forms of payment as hereinafter described, each of which are the Actuarial Equivalent of the Life Only Option described in Article III of the Master Plan Document: (i) Lump Sum and Annuity. A lump sum payment equal to the Participant’s Profit Sharing Benefit shall be payable to the Participant at his or her direction on the Annuity Starting Date, and an annuity benefit actuarially reduced to reflect the lump sum payment shall be payable in the form of an optional annuity hereunder on the Annuity Starting Date. In lieu of the lump sum payment, a married Participant may elect to take a joint and 50% or joint and 75% survivor annuity that is the Actuarial Equivalent of the lump sum payment, commencing immediately with monthly payments for the Participant’s life and continued payments equal to 50% or 75%, as applicable of the amount payable during the Participant’s lifetime to the Participant’s Spouse (as of the date payments commence) for the Spouse’s lifetime in the event the Participant predeceases the Spouse. If the Actuarial Equivalent lump sum value of the Participant’s reduced annuity benefit (as described earlier in this subsection) does not exceed $10,000, then, in lieu of the annuity benefit described above, the Participant may elect a distribution of the annuity portion of the Participant’s benefit in the form of an Actuarial Equivalent lump sum on the Annuity Starting Date.

A-14 4841-1404-2944.2 (ii) Installments and Annuity. An amount equal to the Participant’s Profit Sharing Benefit shall be payable to the Participant as described below, and an annuity benefit actuarially reduced to reflect the value of such Profit Sharing Benefit as of the date of commencement shall be payable in the form of an optional annuity hereunder. The Profit Sharing Benefit shall be paid at the Participant’s direction in annual installments, commencing on the Annuity Starting Date, over a period determined by the Participant not to exceed ten years. Installments shall generally be substantially equivalent amounts, but the Participant may elect to receive part of the Profit Sharing Benefit in an initial lump sum amount on the Annuity Starting Date. During any period of installment payments, interest shall continue to be credited under the provisions of Section 1.01(l) of this Part on the outstanding balance until such entire amount has been paid to the Participant or his or her designated Beneficiary. (c) If a Participant who is eligible for a Profit Sharing Benefit elects the Lump Sum and Annuity or Installments and Annuity optional forms of payment as described in Section 4.02(b) of this Part, payment of the Participant’s annuity benefit shall commence on the same Annuity Starting Date on which the Participant receives or commences payment of his or her Profit Sharing Benefit under Section 4.02(b) of this Part. [The remainder of this page is intentionally left blank.]

A-15 4841-1404-2944.2 SCHEDULE A-1 1981 Retirees Eligible for Benefit Payments Name Section 3.01(a) Accrued Benefit1 Howard Duffey .................................................... $255.44 Orville Heinz ....................................................... 182.25 Earl Holdridge ..................................................... 617.06 Marie Hughes ....................................................... 226.20 Rudolph P. Salzman ............................................. 30.15 1 Such monthly amounts are subject to offset for Other Benefits and for any payments from the Marathon Electric Profit Sharing Retirement Plan.

A-16 4841-1404-2944.2 SCHEDULE A-2 The Accrued Benefit of Participants whose employment was terminated on or after January 1, 1982 and prior to January 1, 1989 shall be a monthly amount equal to: (i) the difference of (A) 1.14% of his or her Average Monthly Compensation, multiplied by his or her years of Benefit Service to a maximum of forty-five (45) years; less (B) 1.43% of his or her Social Security Benefit; multiplied by his or her years of Benefit Service to a maximum percentage of 63.2%; less (ii) any Other Benefits. For this purpose, “Average Monthly Compensation” is determined according to Section 1.01(b) of this Part, without regard to the second paragraph thereof. “Social Security Benefit” means the estimated monthly primary old-age insurance benefit available at the later of the Participant’s Normal Retirement Date or Severance from Service, determined under the provisions of the federal Social Security Act in effect on the date of the Participant’s Severance from Service. If a Participant’s Severance from Service is prior to his or her Normal Retirement Date, his or her estimated old-age insurance benefit under said Act shall be determined by (i) applying the provisions thereof as in effect on his or her Severance from Service and (ii) assuming continuation of his or her compensation for the Plan Year immediately preceding such Severance from Service until his or her Normal Retirement Date. In the Administrator’s discretion, covered earnings for years prior to termination may be estimated on the basis of uniform assumptions consistently applied by the Administrator to all Participants in like circumstances unless the Participant furnishes evidence satisfactory to the Administrator which shows such covered earnings to have been actually different than the amount estimated. Once the monthly amount of a Participant’s Social Security Benefit has been determined as hereinabove specified, such amount shall not thereafter be subject to adjustment except for arithmetical errors in the computation thereof and shall, for all purposes of the Plan, be assumed to remain as thus finally computed regardless of any subsequent fact, event or occurrence which might cause a change or an adjustment in the monthly amount thereof actually available to the Participant such as, but not limited to, continuation in covered employment under said Act following commencement of his or her insurance benefit payments thereunder or increases in the insurance benefit amounts available thereunder by reason of automatic and/or legislated increases thereunder at any time subsequent to such Participant’s Severance from Service. Written notice of a Participant’s rights regarding the calculation of the earnings history will be given by the Administrator at such times and in such manner as may be prescribed under the Code.

A-17 4841-1404-2944.2 Notwithstanding the foregoing, a Participant who was a participant in a Prior Plan who has at least ten (10) years of Vesting Service shall have an Accrued Benefit equal to $7.50 times his or her years of Benefit Service or an amount equal to the Actuarial Equivalent of his or her Profit Sharing Benefit, whichever is greater, if such accrued benefit exceeds the accrued benefit under the foregoing formula.

B-1 4841-1404-2944.2 PART B: LEBANON AND WEST PLAINS HOURLY PENSION PLAN Overview: • Participation frozen effective December 31, 2005. • Benefits frozen effective December 31, 2008.

B-2 4841-1404-2944.2 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS Section 1.01. Format. Capitalized words and phrases defined in Section 1.02 of this Part shall have that defined meaning when used in this Part, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in Section 1.01 of the Master Plan Document. Similarly, cross references in this Part shall apply to the referenced section in this Part, unless specifically referred to as a section of the Master Plan Document. Section 1.02. Defined Terms. The following words and phrases when used in this Part of the Plan shall have the following respective meanings, unless the context clearly indicates otherwise,: (a) “Actuarial Equivalent” shall be determined for all purposes (except as required by Code Section 417(e)), including for purposes of converting from one periodic form of payment to another and different commencement dates for payment, using an interest rate of seven percent (7%) per annum compounded annually and the 1971 Group Annuity Table with an eighty percent (80%) male weighting and a twenty percent (20%) female weighting. (b) “Benefit Service” means a Participant’s years of employment which are credited under Section 2.03 of this Part. (c) “Early Retirement Date” means the date a Participant attains age sixty (60) and completes at least fifteen (15) years of Vesting Service. (d) “Effective Date” means July 1, 1979. (e) “Employee” means, for purposes of this Part, any person employed by a Participating Employer as an hourly paid or office clerical (other than non-exempt salaried) employee at the Participating Employer’s West Plains, Missouri facility or the Participating Employer’s Lebanon, Missouri facility. Notwithstanding the foregoing, no one who is not an Employee on December 31, 2005 shall be entitled to be treated as an Employee for any period on or after January 1, 2006. (f) “Hour of Service” means: (i) an hour for which an employee of the Employer is directly or indirectly paid or entitled to payment for the performance of duties, plus (ii) each hour not credited under (1) above for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer, with respect to an employee of the Employer, and each of the first five hundred one (501) hours during any single continuous period of absence for which the employee is paid or entitled to payment, for vacation, holiday, illness, incapacity (including disability), layoff, jury duty, or leave of absence; provided, however, that no credit shall be given for any payment made for the sole purpose of complying with

B-3 4841-1404-2944.2 applicable worker’s compensation laws or unemployment compensation laws. The Administrator shall determine each employee’s Hours of Service on the basis of time actually worked and, in the case of Hours of Service which are credited under (ii) above, on the basis of the Participant’s regular work schedule. Hours of Service shall be credited to the Plan Year in which such hours occur and in accordance with Department of Labor Regulations §2530.200b-2(b) and (c). “Hours of Service as an Employee” means those Hours of Service credited while the person was an Employee as defined in subsection (e) hereof. (g) “Normal Retirement Date” means the first day of the month coincident with or next following a Participant’s sixty-fifth (65th) birthday. (h) “Participating Employer” means RBC Manufacturing Corporation or Regal Beloit Logistics, LLC. (i) “Spouse” means either (1) the person to whom a Participant is lawfully married on his or her Annuity Starting Date or (2) in the event the Participant dies before his or her Annuity Starting Date, the person to whom the Participant was married throughout the one (1) year period preceding the Participant’s death. For purposes hereof, “lawfully married” means legally married (A) under the laws of the United States (or one of the United States) or any other generally recognized jurisdiction and (B) for federal tax purposes. (j) “Vesting Service” means a Participant’s years of employment with the Participating Employer and its Affiliates which are credited under Section 2.02 of this Part.

B-4 4841-1404-2944.2 ARTICLE II. PARTICIPATION AND SERVICE Section 2.01. Participation. (a) Each Employee on the Effective Date who has completed the qualifying period defined in subsection (b) below shall commence participation under this Part of the Plan on such date. Subject to subsection (c), each other Employee shall commence participation under this Part of the Plan on the first day of the month next following the completion of his or her qualifying period. (b) The qualifying period shall be the twelve (12) month period commencing on the Employee’s employment commencement date or any subsequent January 1 during which the Employee completes at least one thousand (1,000) Hours of Service. (c) Notwithstanding the foregoing, no one who is not an Employee on December 31, 2005 shall be entitled to begin participation under this Part of the Plan. Accordingly, those who first begin employment on or after January 1, 2006 that would otherwise be covered under this Part, or who are re-hired or transferred into such employment on or after that date, will not be eligible to begin to accrue Benefit Service or to continue such accruals if previously covered by this Part of the Plan. Section 2.02. Vesting Service. Each Participant’s eligibility for benefits hereunder shall be based in part upon his or her years of Vesting Service. Each Participant shall be credited with one (1) year of Vesting Service for each Plan Year in which he or she completes at least one thousand (1,000) Hours of Service. Plan Years ending both before and after the Effective Date are counted for purposes of this Section. Solely for purposes of Sections 2.01 and 2.02 of this Part, employment with any Affiliate shall be counted. Section 2.03. Benefit Service. The amount of each Participant’s benefit hereunder shall be determined in part by his or her years of Benefit Service. Each Participant shall be credited with one (1) year of Benefit Service for each Plan Year in which he or she completes at least one thousand eight hundred (1,800) Hours of Service as an Employee. A Participant who completes fewer than one thousand eight hundred (1,800) Hours of Service as an Employee in any Plan Year shall be credited with a partial year of Benefit Service for such Plan Year, as determined from the following table: Hours of Service as an Employee Year of Benefit Service 1,800 or more 1 1,400 to 1,799 3/4 1,000 to 1,399 1/2 less than 1,000 none Notwithstanding the foregoing, Benefit Service shall not be credited for any period on or after January 1, 2006 to anyone who is not an Employee on January 1, 2006. Effective January 1, 2009, a Participant shall not accrue additional Benefit Service.

B-5 4841-1404-2944.2 Section 2.04. Break in Service. (a) A Participant incurs a break in service if his or her employment with the Participating Employers is severed and he or she fails to complete more than five hundred (500) Hours of Service during a Plan Year. A break in service shall continue each Plan Year thereafter in which the Participant fails to complete more than five hundred (500) Hours of Service. (b) If a Participant with less than five (5) years of Vesting Service incurs a break-in-service and the break-in-service is at least six (6) years in length, his or her Vesting Service and Benefit Service prior to the break-in-service shall be cancelled and disregarded under Sections 2.02 and 2.03 of this Part of the Plan. (c) Except as provided in Section 2.01(c) of this Part, any former Participant who is rehired as an Employee shall be a Participant immediately regardless of the length of any break in service.

B-6 4841-1404-2944.2 ARTICLE III. BENEFITS Section 3.01. Normal Retirement Benefit. (a) Any Participant whose employment is terminated from the Participating Employers and their Affiliates after the Effective Date and on or after his or her attainment of age 65 shall be entitled to a normal retirement benefit. The normal retirement benefit shall be a monthly amount equal to the dollar multiplier times his or her years of Benefit Service (and fractions thereof) as of his or her retirement date. The dollar multiplier for Participants terminating employment with the Participating Employer at its West Plains, Missouri facility on the dates indicated below are as follows: Date of Termination of Employment Multiplier July 1, 1979 to June 30, 1980 $3.00 July 1, 1980 to June 30, 1985 $4.00 July 1, 1985 to December 31, 1987 $4.50 January 1, 1988 to December 31, 1988 $6.00 January 1, 1989 to December 31, 1989 $7.00 January 1, 1990 to December 31, 1993 $7.50 January 1, 1994 to December 31, 1998 $8.50 January 1, 1999 to December 31, 1999 $9.50 On and after January 1, 2000 $10.00 The dollar multiplier for Participants terminating employment with the Participating Employer at its Lebanon, Missouri facility on the dates indicated below are as follows: Date of Termination of Employment Multiplier June 1, 1982 to December 31, 1986 $4.00 January 1, 1987 to April 30, 1988 $4.50 May 1, 1988 to April 30, 1989 $6.00 May 1, 1989 to April 30, 1990 $7.00 May 1, 1990 to April 30, 1994 $7.50 May 1, 1994 to April 30, 1999 $8.50 May 1, 1999 to April 30, 2000 $9.50 On and after May 1, 2000 $10.00 In the case of a transfer from one facility to the other, if the dollar amount of the multiplier is less at the new facility than at the prior facility at the time of transfer, the prior facility’s multiplier shall apply with respect to service before the transfer and the new facility’s multiplier shall apply to service after the transfer until such time as the new facility’s multiplier

B-7 4841-1404-2944.2 equals or exceeds the prior facility’s multiplier in effect at the date of the transfer and thereafter. In such event, the new facility’s multiplier shall apply to all service. Section 3.02. Early Retirement Benefit. Any Participant whose employment with the Participating Employers and their Affiliates is terminated on or after his or her Early Retirement Date but prior to his or her attainment of age sixty-five (65) shall be entitled to an early retirement benefit. With respect to early retirement benefits paid on or after the Effective Date, the early retirement benefit shall be a monthly amount determined in the same manner as the normal retirement benefit, reduced, however, by one half of one percent (0.5%) for each month by which the date the Participant commences receiving early retirement benefits precedes his or her Normal Retirement Date. Section 3.03. Deferred Vested Benefit. (a) Any Participant whose employment with the Participating Employers and their Affiliates is terminated at any time following his or her completion of five (5) or more years of Vesting Service shall be entitled to a deferred vested benefit upon proper application therefor. The deferred vested benefit shall be a monthly amount determined in the same manner as the normal retirement benefit and commencing no earlier than the Participant’s Normal Retirement Date, except as permitted by subsection (b) below. Notwithstanding the foregoing, any Participant who is actively employed by the Participating Employers or any of their Affiliates on December 31, 2008 shall be fully vested under this Part of the Plan. (b) A Participant whose employment with the Participating Employers and their Affiliates is terminated at any time following his or her completion of fifteen (15) years of Vesting Service but prior to his or her attainment of age sixty (60) may, by filing proper application, elect to commence receiving his or her deferred vested benefit at any time after his or her sixtieth (60th) birthday and prior to his or her attainment of age sixty-five (65), provided, however, that the monthly benefit shall be reduced by one-one hundred eightieth (1/180th) for each complete month by which the date the Participant commences receiving deferred vested benefits precedes his or her Normal Retirement Date. Section 3.04. Spouse’s Death Benefit. (a) In the event, (i) a Participant with five (5) or more years of Vesting Service or who is at least age sixty-five (65) and who dies while an employee of the Participating Employer on or after January 1, 1989, or (ii) a Participant with a deferred vested benefit which had not commenced who had terminated from the Participating Employer after December 31, 1975 dies on or after January 1, 1989, or (iii) a Participant who retired under the normal or early retirement provisions but dies before his or her Annuity Starting Date,

B-8 4841-1404-2944.2 the Spouse, if any, of such Participant will be entitled to a Spouse’s death benefit. The Spouse’s benefit shall be a monthly amount equal to the retirement benefit the Spouse would have been entitled to receive if the Participant had terminated employment at the date of death, survived to the date benefits are to begin pursuant to subsection (b), and commenced receipt of benefits in the normal form of a fifty percent (50%) joint and survivor benefit pursuant to Section 3.01(a) of the Master Plan Document. (b) The Spouse’s death benefit shall commence with the month following the later of the Participant’s date of death or the date the Participant was or would have attained age sixty-five (65), except that for a Participant with at least fifteen (15) years of Vesting Service, the Spouse may elect to have benefits commence with any month following the later of the Participant’s date of death or the date the Participant would have attained age sixty (60). Section 3.05. Applicable Benefit Rate. In the event payment of any of the foregoing benefits is deferred or suspended, or the Plan is amended or benefit rates increased subsequent to a Participant’s retirement or other termination of employment, the amount of benefit payable and any other terms or conditions applicable to payment of such benefit shall be determined on the basis of the rates and provisions of the Plan in effect as of the date the Participant last completed an Hour of Service.

C-1 4841-1404-2944.2 PART C: RBC MANUFACTURING CORPORATION WAUSAU HOURLY PENSION PLAN Overview: • Participation frozen to IBEW Participants effective August 31, 2007 and to Teamsters Participants effective May 31, 2009. • Benefits frozen to IBEW Participants effective April 30, 2010; Benefit Service capped at 45 years for Teamsters Participants.

C-2 4841-1404-2944.2 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS Section 1.01. Format. Capitalized words and phrases defined in Section 1.02 of this Part shall have that defined meaning when used in this Part, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in Section 1.01 of the Master Plan Document. Similarly, cross references in this Part shall apply to the referenced section in this Part, unless specifically referred to as a section of the Master Plan Document. Section 1.02. Defined Terms. The following words and phrases when used in the Plan, unless the context clearly indicates otherwise, shall have the following respective meanings: (a) “Actuarial Equivalent” shall be determined, effective May 1, 1985, for all purposes (except as required by Code Section 417(e)), including for purposes of converting from one periodic form of payment to another, and different commencement dates for payment, by using an interest rate of seven percent (7%) per annum compounded annually and the 1971 Group Annuity Table with an eighty percent (80%) male weighting and a twenty percent (20%) female weighting. For Participants terminating employment prior to April 1, 1985, the interest rate and mortality factors used for the purposes set forth above were two and one half percent (2.5%) interest and Group Annuity Mortality Table (1951) modified one year. Notwithstanding any provision herein to the contrary, no Participant as of March 31, 1985 shall receive a smaller pension under the applicable provision of this Part of the Plan than such Participant would have been entitled to receive had such person had a nonforfeitable interest and retired on April 30, 1985. (b) “Basic Agreement” means the collective bargaining agreement between the Participating Employer and a Union as amended and supplemented from time to time. (c) “Benefit Service” means a Participant’s years of employment with the Participating Employer which are credited under Section 2.03 of this Part. (d) “Effective Date” means January 1, 1969. (e) “Employee” means any person employed by the Participating Employer on or after the Effective Date at the Participating Employer’s Wausau, Wisconsin facility who is in the bargaining unit covered by the Basic Agreement. Notwithstanding the foregoing, any individual who is hired, rehired or transferred to a position that would otherwise be covered under this Part of the Plan on or after September 1, 2007 and is a member of the bargaining unit covered by the Basic Agreement with Local 1791, International Brotherhood of Electrical Workers, AFL CIO, shall not be considered an Employee under this Part of the Plan. Notwithstanding the foregoing, any individual who is hired, rehired or transferred to a position that would otherwise be covered under this Part of the Plan on or after June 1, 2009 and is a member of the bargaining unit covered by the Basic Agreement with Teamsters Union Number 662 shall not be considered an Employee under this Part of the Plan.

C-3 4841-1404-2944.2 (f) “Hour of Service” means: (i) an hour for which an employee of the Participating Employer is directly or indirectly paid or entitled to payment for the performance of duties, plus (ii) each hour not credited under (1) above for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Participating Employer, with respect to an employee of the Participating Employer, and each hour for which the employee is paid or entitled to payment, for vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence; provided, however, that no credit shall be given for any payment made for the sole purpose of complying with applicable worker’s compensation laws or unemployment compensation laws. The Administrator shall determine each employee’s Hours of Service on the basis of time actually worked and, in the case of Hours of Service which are credited under (2) above, on the basis of the Participant’s regular work schedule. Hours of Service shall be credited to the Plan Year in which such hours occur and in accordance with Department of Labor Regulations 2530.200b 2(b) and (c). “Hours of Service as Employee” means those Hours of Service credited while the person was an Employee as defined in subsection (e) of this Part. (g) “Normal Retirement Date” means the first day of the month coincident with or next following a Participant’s sixty-fifth (65th) birthday. (h) “Participating Employer” means RBC Manufacturing Corporation. (i) “Spouse” means either (1) the person to whom a Participant is lawfully married on his or her Annuity Starting Date or (2) in the event the Participant dies before his or her Annuity Starting Date, the person to whom the Participant was married throughout the one (1) year period preceding the Participant’s death. For purposes hereof, “lawfully married” means legally married (A) under the laws of the United States (or one of the United States) or any other generally recognized jurisdiction and (B) for federal tax purposes. (j) “Total and Permanent Disability” means any physical or mental condition which renders the Participant totally and permanently disabled as evidenced by eligibility for and receipt of disability benefits from Social Security. (k) “Union” means Teamsters Union Number 662 (hereinafter “Teamsters”) or Local 1791, International Brotherhood of Electrical Workers, AFL CIO (hereinafter “IBEW”). (l) “Vesting Service” means a Participant’s years of employment with the Participating Employer which are credited under Section 2.02 of this Part.

C-4 4841-1404-2944.2 ARTICLE II. PARTICIPATION AND SERVICE Section 2.01. Participation. Each employee of the Participating Employer shall commence participation under this Part of the Plan on the date he or she becomes an Employee. Notwithstanding the foregoing, with respect to any member of the bargaining unit covered by the Basic Agreement with IBEW, no one who is not an Employee on August 31, 2007, shall be entitled to participate in this Part of the Plan. Accordingly, any member of the bargaining unit covered by the Basic Agreement with IBEW who first begins employment that would otherwise be covered under this Part of the Plan on or after September 1, 2007, or who is rehired or transferred into such employment on or after that date will not be eligible to begin to accrue Benefit Service or to continue accruals if previously covered by this Part of the Plan. In addition, notwithstanding the foregoing, with respect to any member of the bargaining unit covered by the Basic Agreement with Teamsters, no one who is not an Employee on May 31, 2009, shall be entitled to participate in this Part of the Plan. Accordingly, any member of the bargaining unit covered by the Basic Agreement with Teamsters who first begins employment that would otherwise be covered under this Part of the Plan on or after June 1, 2009, or who is rehired or transferred into such employment on or after that date will not be eligible to begin to accrue Benefit Service or to continue accruals if previously covered by this Part of the Plan. Section 2.02. Vesting Service. Each Participant’s eligibility for benefits hereunder shall be based in part upon his or her years of Vesting Service. For employment prior to January 1, 1976 a Participant shall be credited with full and fractional years of Vesting Service equal to the years of Vesting Service credited under the Plan as in effect on December 31, 1975. For employment after December 31, 1975, each Participant shall be credited with one (1) year of Vesting Service for each Plan Year in which he or she completes at least one thousand (1,000) Hours of Service. In addition, if a Participant does not complete at least one thousand (1,000) Hours of Service for a Plan Year, he or she shall be credited with a fractional year of Vesting Service as determined from the following table: Hours of Service Year of Vesting Service 900 to 999 1/2 450 to 899 1/4 less than 450 none Solely for purposes of Sections 2.01 and 2.02 of this Part, employment with any Affiliate shall be treated as employment with the Participating Employer. Section 2.03. Benefit Service. The amount of each Participant’s benefit hereunder shall be determined in part by his or her years of Benefit Service. Each Participant shall be credited with Benefit Service as determined below:

C-5 4841-1404-2944.2 (i) Teamsters. For service after April 30, 1970 each Participant who is a member of the bargaining unit represented by the Teamsters shall be credited with one (1) year of Benefit Service for each Plan Year in which he or she completes at least one thousand eight hundred (1,800) Hours of Service as an Employee. A Participant who completes less than one thousand eight hundred (1,800) Hours of Service shall be credited with a partial year of Benefit Service as determined from the following table: Hours of Service as an Employee Year of Benefit Service 1,800 or more 1 1,350 to 1,799 3/4 900 to 1,349 1/2 450 to 899 1/4 less than 450 none For service prior to May 1, 1970 each Participant who was a Participant on that date and who is a member of the bargaining unit represented by the Teamsters shall be credited with one (1) year of Benefit Service for each full year of continuous service with the Participating Employer prior to that date. Notwithstanding anything herein to the contrary, Benefit Service for a Participant who is a member of the bargaining unit represented by the Teamsters shall be capped at a maximum of forty-five (45) years. (ii) IBEW. For service after January 1, 1982, each Participant who is a member of the bargaining unit represented by the IBEW shall be credited with one (1) year of Benefit Service for each Plan Year in which he or she completes at least one thousand four hundred and one (1,401) Hours of Service as an Employee. A Participant who completes less than one thousand four hundred and one (1,401) Hours of Service shall be credited with a partial year of Benefit Service, as determined from the following table: Hours of Service as an Employee Year of Benefit Service 1,401 or more 1 1,000 to 1,400 1/2 600 to 999 1/4 less than 600 none less than 450 none

C-6 4841-1404-2944.2 For service after the Effective Date and prior to January 1, 1982, each Participant who is a member of the bargaining unit represented by the IBEW shall be credited with one (1) year of Benefit Service for each Plan Year in which he or she completes at least one thousand eight hundred (1,800) Hours of Service as an Employee. A Participant who completes less than one thousand eight hundred (1,800) Hours of Service shall be credited with a partial year of Benefit Service, as determined from the following table: Hours of Service as an Employee Year of Benefit Service 1,800 or more 1 1,350 to 1,799 3/4 900 to 1,349 1/2 450 to 899 1/4 less than 450 none For service prior to the Effective Date each Participant who is a member of the bargaining unit represented by the IBEW shall be credited with one (1) year of Benefit Service (not to exceed fifteen (15) years) for each full year of continuous service with the Participating Employer prior to the Effective Date. The maximum number of years of Benefit Service shall be thirty (30). Notwithstanding anything herein to the contrary, Benefit Service for a Participant who is a member of the bargaining unit represented by the IBEW shall not include any periods of service after April 30, 2010. Section 2.04. Break in Service. (a) A Participant incurs a break in service if his or her employment with the Participating Employer is severed and he or she fails to complete more than four hundred forty nine (449) Hours of Service during a Plan Year. A break in service shall continue each Plan Year thereafter in which the Participant fails to complete more than four hundred forty nine (449) Hours of Service. (b) If a Participant with less than five (5) years of Vesting Service incurs a break in service and the break in service is at least six (6) years in length , then his or her Vesting Service and Benefit Service prior to the break in service shall be cancelled and disregarded under Sections 2.02 and 2.03 of this Part. (c) Except as provided in Section 2.01 of this Part, any former Participant who is rehired as an Employee shall be a Participant immediately, regardless of the length of any break in service.

C-7 4841-1404-2944.2 ARTICLE III. BENEFITS Section 3.01. Normal Retirement Benefit. (a) Any Participant whose employment with the Participating Employer and its Affiliates is terminated on or after his or her attainment of age sixty-five (65) shall be entitled to a normal retirement benefit. The normal retirement benefit shall be a monthly amount equal to the applicable dollar rate at the time of termination as an Employee times the Participant’s years of Benefit Service (and fractions thereof) as of his or her retirement date, subject to the limitations described in Section 2.03 of this Part. The applicable dollar rate for Participants represented by the Teamsters shall be determined from the following table: Participants Terminating Applicable Dollar Rate From January 1, 1984 to August 31, 1985 $ 9.50 From September 1, 1985 to May 31, 1986 10.50 From June 1, 1986 to May 31, 1989 11.00 From June 1, 1989 to May 31, 1990 12.00 From June 1, 1990 to May 31, 1991 13.00 From June 1, 1991 to May 31, 1992 14.00 From June 1, 1992 to May 31, 1993 15.00 From June 1, 1993 to May 31, 1994 16.00 From June 1, 1994 to May 31, 1995 17.00 From June 1, 1995 to May 31, 1996 17.50 From June 1, 1996 to May 31, 1997 18.00 From June 1, 1997 to May 31, 1998 19.00 From June 1, 1998 to May 31, 1999 20.00 From June 1, 1999 to May 31, 2000 21.00 From June 1, 2000 to May 31, 2001 22.00 From on and after June 1, 2001 23.00 The applicable dollar rate for Participants represented by the IBEW shall be determined at the time of termination as an Employee from the following table and shall be subject to a limit on the number of years of Benefit Service that may be considered as set forth below: Participants Terminating Applicable Dollar Rate Maximum Years of Benefit Service From September 1, 1983 to August 31, 1984 $ 9.50 30 years From September 1, 1984 to August 31, 1986 10.50 30 years From September 1, 1986 to August 31, 1989 11.00 30 years From September 1, 1989 to August 31, 1990 11.50 30 years From September 1, 1990 to August 31, 1991 11.50 32 years From September 1, 1991 to August 31, 1992 12.00 32 years From September 1, 1992 to August 31, 1993 13.00 32 years From September 1, 1993 to August 31, 1994 13.50 32 years

C-8 4841-1404-2944.2 From September 1, 1994 to August 31, 1995 14.00 32 years From September 1, 1995 to August 31, 1996 14.50 32 years From September 1, 1996 to August 31, 1997 15.00 32 years From September 1, 1997 to August 31, 1998 15.25 32 years From September 1, 1998 to August 31, 1999 15.50 32 years From September 1, 1999 to August 31, 2000 15.75 33 years From September 1, 2000 to August 31, 2001 16.00 34 years From September 1, 2001 to August 31, 2002 16.50 34 years From September 1, 2002 to August 31, 2003 16.75 35 years From September 1, 2003 to August 31, 2004 17.00 35 years From September 1, 2004 to August 31, 2006 17.25 36 years On or after September 1, 2006 17.50 36 years Section 3.02. Early Retirement or Deferred Vested Benefit. (a) Any Participant whose employment with the Participating Employer and its Affiliates is terminated at any time following his or her completion of five (5) or more years of Vesting Service shall be entitled to an early retirement or deferred vested benefit upon proper application therefor. The benefit hereunder shall be a monthly amount determined in the same manner as the normal retirement benefit and payable no earlier than the Participant’s Normal Retirement Date, except as permitted by subsection (b) below. (b) A Participant whose employment is terminated at any time following his or her completion of fifteen (15) years of Vesting Service may, by filing proper application, elect to commence receiving his or her benefit under this Section 3.02 at any time after his or her sixtieth (60th) birthday and prior to his or her attainment of age sixty five (65), provided, however, that the Accrued Benefit shall be reduced by one half of one percent (0.5%) for each complete month by which the Participant’s Annuity Starting Date precedes his or her Normal Retirement Date. Notwithstanding the foregoing, for benefits commencing prior to April 1, 1985 the applicable reduction factor shall be determined by the Actuarial Equivalent then in effect. (c) Notwithstanding anything herein to the contrary, each unvested Participant who is a member of the bargaining unit represented by the IBEW and who is in employment with the Participating Employer on April 30, 2010 shall be deemed to have completed five (5) years of Vesting Service under this Part regardless of such Participant’s actual years of Vesting Service. Section 3.03. Spouse’s Death Benefit. (a) If a Participant has accrued at least five (5) years of Vesting Service or has attained his or her Normal Retirement Date, his or her Spouse shall be entitled to a death benefit in the event that the Participant dies prior to the Participant’s termination of employment. The Spouse of a Participant who has terminated employment from the Participating Employer and its Affiliates after attaining age sixty (60) and completing at least fifteen (15) years of Vesting Service shall be entitled to a death benefit in the event that the Participant dies prior to his or her Annuity Starting Date. The death benefit shall be a monthly amount equal to fifty percent (50%) of the retirement benefit the Participant would have been entitled to receive if he or she had

C-9 4841-1404-2944.2 retired on the date of his or her death and had elected a life only annuity commencing at age sixty five (65). Such amount shall be payable during the life of the Spouse commencing with the month following the death of the Participant. (b) If a Participant who terminated from employment with the Participating Employer on or after August 23, 1984 and is eligible for a deferred vested benefit pursuant to Section 3.02 of this Part (but prior to attaining age sixty (60) and/or completing at least fifteen (15) years of Vesting Service), dies prior to commencement of such benefits, his or her Spouse, if any, will be entitled to a surviving spouse benefit. This surviving spouse benefit shall be a monthly amount equal to fifty percent (50%) of the retirement benefit the Participant would have been entitled to receive if the Participant had commenced receipt of benefits on the date benefits to the Spouse commence and had elected the normal form of a fifty percent (50%) joint and survivor benefit pursuant to Section 3.01(a) of the Master Plan Document. The benefit shall commence with the month following the later of the Participant’s date of death or the date the Participant was or would have attained age sixty five (65), except that the spouse of a Participant who dies before age sixty five (65) with at least fifteen (15) years of Vesting Service may elect to have benefits commence with any month beginning with the month following the date the Participant would have attained age sixty (60), but no earlier than the month following his or her death. The surviving spouse benefit shall cease with the death of the spouse. Section 3.04. Applicable Benefit Rate. In the event payment of any of the foregoing benefits is deferred or suspended, or this Part of the Plan is amended or benefit rates increased subsequent to a Participant’s retirement or other termination of employment, the amount of benefit payable and any other terms or conditions applicable to payment of such benefit shall be determined on the basis of the rates and provisions of the Plan in effect as of the date the Participant last completed an Hour of Service as an Employee. Section 3.05. Disability Retirement. (a) With respect to employees represented by the IBEW, effective with respect to disabilities occurring on and after September 1, 1995, an employee with ten (10) or more years of Vesting Service is eligible for a Disability Retirement Benefit calculated as if his or her date of Total and Permanent Disability was his or her Normal Retirement Date. The applicable dollar rate for purposes of determining the benefit is the rate in effect at the time the Administrator determines that the Participant has experienced a Total and Permanent Disability. The Disability Retirement Benefit shall not be subject to reduction for early commencement.

D-1 4841-1404-2944.2 PART D: RBC MANUFACTURING MARATHON SPECIAL PRODUCTS HOURLY PENSION PLAN Overview: • Participation frozen effective May 31, 2008. • Benefits frozen effective December 31, 2011.

D-2 4841-1404-2944.2 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS Section 1.01. Format. Capitalized words and phrases defined in Section 1.02 of this Part shall have that defined meaning when used in this Part, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in Section 1.01 of the Master Plan Document. Similarly, cross references in this Part shall apply to the referenced section in this Part, unless specifically referred to as a section of the Master Plan Document. Section 1.02. Defined Terms. The following words and phrases when used in this Part shall have the following respective meanings unless the context clearly indicates otherwise: (a) “Actuarial Equivalent” shall be determined for all purposes (except as required by Code Section 417(e)), including for purposes of converting from one periodic form of payment to another and different commencement dates for payment, by using an interest rate of seven percent (7%) per annum compounded annually and the 1971 Group Annuity Table with an eighty percent (80%) male weighting and a twenty percent (20%) female weighting. (b) “Basic Agreement” means the collective bargaining agreement between the Participating Employer and the Union as amended and supplemented from time to time. (c) “Benefit Service” means a Participant’s years of employment with the Participating Employer which are credited under Section 2.03 of this Part. (d) “Effective Date” means March 22, 1980. (e) “Employee” means any person employed by the Participating Employer on or after the Effective Date at the Participating Employer’s Bowling Green, Ohio facility who is in the bargaining unit covered by the Basic Agreement. Notwithstanding the foregoing, any individual who is hired, rehired or transferred to a position that would otherwise be covered under this Part of the Plan on or after June 1, 2008, shall not be considered an Employee hereunder. (f) “Hour of Service” means: (i) an hour for which an employee of the Participating Employer is directly or indirectly paid or entitled to payment for the performance of duties, plus (ii) each hour not credited under (1) above for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Participating Employer, with respect to an employee of the Participating Employer, and each of the first five hundred one (501) hours during any single continuous period of absence for which the employee is paid or entitled to payment, for vacation, holiday, illness, incapacity (including disability), layoff, jury duty, or leave of absence; provided, however, that no

D-3 4841-1404-2944.2 credit shall be given for any payment made for the sole purpose of complying with applicable worker’s compensation laws or unemployment compensation laws. The Administrator shall determine each employee’s Hours of Service on the basis of time actually worked and, in the case of Hours of Service which are credited under (2) above, on the basis of the Participant’s regular work schedule. Hours of Service shall be credited to the Plan Year in which such hours occur and in accordance with Department of Labor Regulations §2530.200b-2(b) and (c). “Hours of Service as an Employee” means those Hours of Service credited while the person was an Employee as defined in subsection (e) of this Section 1.01. (g) “Normal Retirement Date” means the first day of the month coincident with or next following a Participant’s sixty-fifth (65th) birthday. (h) “Participating Employer” means Marathon Special Products Corporation, a subsidiary of RBC Manufacturing Corporation. (i) “Spouse” means either (1) the person to whom a Participant is lawfully married on his or her Annuity Starting Date or (2) in the event the Participant dies prior to his or her Annuity Starting Date, the person to whom the Participant was married throughout the one (1) year period preceding the Participant’s death. For purposes hereof, “lawfully married” means legally married (A) under the laws of the United States (or one of the United States) or any other generally recognized jurisdiction and (B) for federal tax purposes. (j) “Union” means the International Brotherhood of Electrical Workers AFL- CIO Local 1076. (k) “Vesting Service” means a Participant’s years of employment with the Participating Employer and its Affiliates which are credited under Section 2.02 of this Part.

D-4 4841-1404-2944.2 ARTICLE II. PARTICIPATION AND SERVICE Section 2.01. Participation. (a) Each Employee on the Effective Date who has completed the qualifying period defined in subsection (b) below shall commence participation under the Plan on such date. Each other Employee shall commence participation under the Plan on the first day of the month next following the completion of his or her qualifying period. (b) The qualifying period shall be the twelve (12) month period commencing on the Employee’s employment commencement date or any subsequent January 1 during which the Employee completes at least one thousand (1,000) Hours of Service. (c) Notwithstanding the foregoing, no one who is not an Employee on May 31, 2008, shall be entitled to begin participation under this Part of the Plan. Accordingly, those who first begin employment that would otherwise be covered under this Part of the Plan on or after June 1, 2008, or who are rehired or transferred into such employment on or after that date, will not be eligible to begin to accrue Benefit Service or to continue accruals if previously covered by this Part of the Plan. Section 2.02. Vesting Service. Each Participant’s eligibility for benefits hereunder shall be based in part upon his or her years of Vesting Service. Each Participant shall be credited with one (1) year of Vesting Service for each Plan Year before or after the Effective Date in which he or she completes at least one thousand (1,000) Hours of Service. In addition, if a Participant does not complete at least one thousand (1,000) Hours of Service for the Plan Year 1980 but does complete one thousand (1,000) Hours between March 22, 1980 and March 22, 1981, he or she shall be credited with one (1) year of Vesting Service. Solely for purposes of Sections 2.01 and 2.02 of this Part, employment with any Affiliate shall be treated as employment with the Participating Employer. Section 2.03. Benefit Service. The amount of each Participant’s benefit hereunder shall be determined in part by his or her years of Benefit Service. Each Participant shall be credited with one (1) year of Benefit Service for each Plan Year before or after the Effective Date and prior to January 1, 2012 in which he or she completes at least one thousand eight hundred (1,800) Hours of Service as an Employee. A Participant who completes fewer than one thousand eight hundred (1,800) Hours of Service as an Employee in any Plan Year before or after the Effective Date and prior to January 1, 2012 shall be credited with a partial year of Benefit Service for such Plan Year, as determined from the following table:

D-5 4841-1404-2944.2 Hours of Service as an Employee Year of Benefit Service 1,800 or more 1 1,400 to 1,799 3/4 1,000 to 1,399 1/2 Less than 1,000 none less than 450 none For the Plan Year 1980 each Participant shall be credited with at least the following Benefit Service: Hours of Service as an Employee During Plan Year Year of Benefit Service 1,350 or more 1 1,050 to 1,349 3/4 750 to 1,049 1/2 Less than 750 none Notwithstanding anything herein to the contrary, Benefit Service shall not include any periods of service after December 31, 2011. Section 2.04. Break in Service. (a) A Participant incurs a break in service if his or her employment with the Participating Employer is severed and he or she fails to complete more than five hundred (500) Hours of Service during a Plan Year. A break in service shall continue each Plan Year thereafter in which the Participant fails to complete more than five hundred (500) Hours of Service. (b) If a Participant with less than five (5) years of Vesting Service incurs a break-in-service and the break-in-service is at least six (6) years in length, then his or her Vesting Service and Benefit Service prior to the break-in-service shall be cancelled and disregarded under Section 2.02 and 2.03 of this Part. (c) Except as provided in Section 2.01(c) of this Part, any former Participant who is rehired as an Employee shall be a Participant immediately, regardless of the length of any break in service.

D-6 4841-1404-2944.2 ARTICLE III. BENEFITS Section 3.01. Normal Retirement Benefit. (a) Any Participant whose employment is terminated after the Effective Date and on or after his or her attainment of age sixty-five (65) shall be entitled to a normal retirement benefit. The normal retirement benefit shall be a monthly amount equal to the Participant’s years of Benefit Service times the applicable dollar rate set forth in the schedule below, based upon the date of the Participant’s termination of employment as an Employee. Participants Terminating Applicable Dollar Rate March 22, 1980 or March 31, 1988 $4.00 April 1, 1988 to March 31, 1989 $4.50 April 1, 1989 to March 31, 1990 $5.00 April 1, 1990 to March 31, 1991 $6.00 April 1, 1991 to March 31, 1994 $7.00 April 1, 1994 to March 31, 1995 $7.50 April 1, 1995 to March 31, 1996 $8.00 April 1, 1996 to March 31, 1997 $8.50 April 1, 1997 to March 31, 1998 $9.00 April 1, 1998 to March 31, 1999 $9.50 April 1, 1999 to March 31, 2000 $10.00

D-7 4841-1404-2944.2 April 1 2000 to March 31, 2001 $10.50 April 1, 2001 and thereafter $11.00 Notwithstanding the foregoing, (i) with respect to any Participant who is employed on December 31, 2011, such Participant’s applicable dollar rate shall be determined as if such Participant terminated employment on December 31, 2011, and (ii) with respect to any other Participant, such Participant’s applicable dollar rate shall be determined with respect to the period through the date on which the Participant most recently terminated employment as an Employee prior to January 1, 2012. Section 3.02. Early Retirement or Deferred Vested Benefit. (a) Any Participant whose employment is terminated at any time following his or her completion of five (5) or more years of Vesting Service shall be entitled to an early retirement or deferred vested benefit upon proper application therefor. The benefit hereunder shall be a monthly amount determined in the same manner as the normal retirement benefit and payable commencing no earlier than the Participant’s Normal Retirement Date, except as permitted by subsection (b) below. (b) A Participant whose employment is terminated at any time following his or her completion of ten (10) years of Vesting Service may, by filing proper application, elect to commence receiving his or her benefit under this Section 3.02 at any time after his or her sixtieth (60th) birthday and prior to his or her attainment of age sixty-five (65), provided, however, that the Accrued Benefit shall be reduced by one half of one percent (0.5%) for each complete month by which the Participant’s Annuity Starting Date precedes his or her Normal Retirement Date. (c) Notwithstanding anything herein to the contrary, any unvested Participant who completes at least one Hour of Service on or after December 31, 2011 shall be deemed to have completed five (5) years of Vesting Service under this Part regardless of such Participant’s actual years of Vesting Service. Section 3.03. Spouse’s Death Benefit. (a) In the event, (i) a Participant with five (5) or more years of Vesting Service or who is at least age sixty-five (65) (or who is otherwise fully vested) dies while an employee of the Participating Employer on or after January 1, 1989, or (ii) a Participant with a deferred vested benefit which had not commenced and who had terminated from the Participating Employer after December 31, 1975 dies on or after August 23, 1984, or

D-8 4841-1404-2944.2 (iii) a Participant who retired under the normal retirement provisions but had not commenced benefits dies, the Spouse of such Participant, if any, will be entitled to a Spouse’s death benefit. The Spouse’s death benefit shall be a monthly amount equal to the retirement benefit the Spouse would have been entitled to receive if the Participant had terminated employment at the date of death, survived to the date benefits are to begin pursuant to subsection (b), and commenced receipt of benefits in the normal form of a fifty percent (50%) joint and survivor benefit pursuant to Section 3.01(a) of the Master Plan Document. (b) The Spouse’s death benefit shall commence no earlier than the month following the later of the Participant’s date of death or the date the Participant was or would have attained age sixty-five (65), except that for a Participant with at least ten (10) years of Vesting Service, the Spouse may elect to have benefits commence with any month following the later of the Participant’s date of death or the date the Participant would have attained age sixty (60), but not later than the date the Participant would have attained age sixty-five (65). Section 3.04. Applicable Benefit Rate. In the event payment of any of the foregoing benefits is deferred or suspended, or this Part of the Plan is amended or benefit rates increased subsequent to a Participant’s retirement or other termination of employment as an Employee, the amount of benefit payable and any other terms or conditions applicable to payment of such benefit shall be determined on the basis of the rates and provisions of the Plan in effect as of the date the Participant last completed an Hour of Service as an Employee.

E-1 4841-1404-2944.2 PART E: UNICO, INC. EMPLOYEES’ PENSION PLAN Overview: • Participation frozen effective April 30, 2011. • Benefits frozen effective April 30, 2011.

E-2 4841-1404-2944.2 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS Section 1.01. Format. Capitalized words and phrases defined in Section 1.02 of this Part shall have that defined meaning when used in this Part, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in Section 1.01 of the Master Plan Document. Similarly, cross references in this Part shall apply to the referenced section in this Part, unless specifically referred to as a section of the Master Plan Document. Section 1.02. Defined Terms. The following words and phrases when used in this Part shall have the following respective meanings, unless the context clearly indicates otherwise: (a) “Actuarial Equivalent” shall be determined for all purposes (except as required by Code Section 417(e)(3)) using an interest rate of six percent (6%) compounded annually and the 1971 Group Annuity Mortality Table for Males with a one year setback for Participants and a five year setback for Spouses of Participants and contingent Beneficiaries of Participants. (b) “Break in Service” means: (i) For Purposes of Eligibility Service, a computation period during which a Participant does not complete more than 500 Hours of Service. The computation period for measuring breaks in service shall be the same as for measuring Years of Eligibility Service. (ii) For Purposes of Vesting Service, a 12-month Period of Severance. (c) “Compensation” means an Employee’s wages, salary, fees for professional service and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Participating Employer to the extent that the amounts are includable in gross income and reported on the Employee’s Form W-2 for purposes of federal income tax withholding for the determination period, adjusted as follows: (i) Including elective deferrals (as defined in Code Section 402(g)(3)) and any amount that is contributed or deferred by the Participating Employer at the election of the Employee and not includable in the gross income of the Employee by reason of Code Sections 125 or 132(f)(4); and (ii) Excluding (A) reimbursements or other expense allowances, (B) fringe benefits (cash and noncash), (C) moving expenses, (D) deferred compensation (unless otherwise specifically included) and (E) welfare benefits.

E-3 4841-1404-2944.2 Notwithstanding any other provisions of the Plan, Compensation earned after April 30, 2011 shall not be counted under this Part of the Plan for the purposes of benefit accruals. For purposes of this subsection, the “determination period” is a Plan Year, unless any other section of this Part of the Plan explicitly provides for the determination of Compensation over an applicable period other than the Plan Year. The annual Compensation of each Participant in any Plan Year shall not exceed the annual compensation limit of Code Section 401(a)(17), as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies for the Plan Year that begins with or within such calendar year. If the Plan determines Compensation for a determination period that is less than 12 consecutive months, the annual compensation limit is multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12. The annual Compensation of each Participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001 shall not exceed $200,000, as adjusted as described above. In determining benefit accruals in Plan Years beginning after December 31, 2001, the Annual Compensation Limit for determination periods beginning before January 1, 2002, shall be as follows: $150,000 for any determination period beginning in 1996 or earlier; $160,000 for any determination period beginning in 1997, 1998 or 1999; and $170,000 for any determination period beginning in 2000 or 2001. Compensation paid within the later of 2½ months after severance from Employment (within the meaning of Section 1.415(a)-1(f)(5) of the Treasury regulations) or the end of the limitation year that includes the date of severance from Employment shall be included in Compensation if the payments, absent the severance from Employment, would have been paid to the employee while the Employee continued in Employment with the Participating Employer and are regular compensation for services during the Employee’s regular working hours, compensation for services outside the Employee’s regular working hours, or other similar circumstances. Payments not described above shall not be considered Compensation if paid after severance from Employment, even if paid within the time period referenced above. (d) “Covered Compensation” means the average (without indexing) of the taxable wage bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) social security retirement age (as defined in Code Section 415(b)(8)). In determining a Participant’s Covered Compensation for a Plan Year, the taxable wage base for all calendar years beginning after the first day of the Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is being made. A Participant’s Covered Compensation is automatically adjusted for each Plan Year according to tables published by the Internal Revenue Service.

E-4 4841-1404-2944.2 (i) A Participant’s Covered Compensation for a Plan Year before the 35-year period described in this subsection (d) is the taxable wage base in effect as of the beginning of the Plan Year. (ii) A Participant’s Covered Compensation for a Plan Year after the 35-year period described in this subsection (d) is the Participant’s Covered Compensation for the Plan Year during which the 35- year period ends. (e) “Effective Date” means January 1, 1979. (f) “Employee” means any common law employee of Unico, Inc. or a related Participating Employer who meets the requirements in Section 2.01 of this Part. A Leased Employee shall not be considered an Employee. (g) “Employment” means an individual’s employment with a Participating Employer. (h) “Extended Break in Service” means a Period of Severance that equals or exceeds the greater of five Breaks in Service for vesting purposes or the aggregate number of the Participant’s Years of Service before his or her reemployment. (i) “Final Average Compensation” means a Participant’s average annual Compensation paid to the Participant during the 60 consecutive months of the final 120 months of the Participant’s Employment that produce the highest average. If a Participant has less than 60 months of Employment, the average shall be taken over his or her total period of Employment. Notwithstanding any other provision of the Plan, Final Average Compensation shall not include any Compensation earned by or paid to any Participant after April 30, 2011. (j) “Hour of Service” means an hour counted for the purpose of determining an Employee’s eligibility to participate in this Part of the Plan pursuant to Article II of this Part and shall include: (i) Each hour for which an individual is paid, or entitled to payment, for the performance of service for the Participating Employer; (ii) Each hour for which an individual is paid, or entitled to payment by the Participating Employer without the performance of service (regardless of whether the employment relationship has terminated) due to vacation, holiday, layoff, illness, incapacity (including disability), jury duty, military duty, or leave of absence. No more than 501 Hours of Service will be credited for any single continuous period (whether or not such period occurs in a single Plan Year or other computation period). Hours under this paragraph will be calculated and credited pursuant to Sections 2530.200b-2 and 3 of the Department of Labor Regulations, which are incorporated herein by this reference; and

E-5 4841-1404-2944.2 (iii) Each hour for which back pay, regardless of any mitigation of damages, is either awarded or agreed to by the Participating Employer. The same Hours of Service will not be credited pursuant to both paragraphs (i) or (ii), as the case may be, and paragraph (iii). An Employee who is not compensated on an hourly basis shall be credited with 190 Hours of Service for each calendar month in which he or she would be credited with one or more Hours of Service if he or she were compensated on an hourly basis. Hours of Service shall be credited for employment with Affiliates and as a Leased Employee, except as provided in the Plan’s definition of Leased Employee, for purposes of calculating Years of Eligibility Service and Years of Vesting Service. (k) “Normal Retirement Date” means the first day of the month coincident with or next following a Participant’s sixty-fifth (65th) birthday. (l) “Participating Employer” means Unico, Inc. and any other Affiliate which had adopted this Part of the Plan prior to April 30, 2011, which was the date that this Part of the Plan was frozen. (m) “Period of Severance” means a continuous period of time during which the Employee is not employed by the Participating Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12-month anniversary of the date on which the Employee was otherwise first absent from service. In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of the birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. (n) “Severance from Service Date” means the earlier of (i) the date on which the Employee quits, retires, is discharged, or dies; or (ii) the first anniversary of the first day of a period in which an Employee remains absent from service with the Participating Employer for any reason other than quit, retirement, discharge, or death such as vacation, holiday, sickness, disability, leave of absence or layoff. The Severance from Service Date of an Employee who is absent from service beyond the first anniversary of the first day of absence by reason of maternity or paternity absence is the second anniversary of the first day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of the birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

E-6 4841-1404-2944.2 (o) “Social Security Retirement Age” means age 65 if the Participant attains age 62 before January 1, 2000 (i.e., born before January 1, 1938), age 66 if the Participant attains age 62 after December 31, 1999 but before January 1, 2017 (i.e., born after December 31, 1937 but before January 1, 1955) and age 67 if the Participant attains age 62 after December 31, 2016 (i.e., born after December 31, 1954). (p) “Spouse” means the person to whom a Participant is legally married on the date of the Participant’s death. For purposes hereof, “legally married” means legally married (A) under the laws of the United States (or one of the United States) or any other generally recognized jurisdiction and (B) for federal tax purposes. (q) “Year of Credited Service” means a year of service for purposes of benefit accruals, in years plus days. Each Employee will receive a Year of Credit Service for the period beginning on the date the Employee commences participation under the Plan and ending on the earlier of (i) the Severance From Service Date, (ii) the date the individual no longer qualifies as an Employee (i.e., ceases to be a member of an eligible class of employees), or (iii) May 1, 2011, exclusive of any Breaks in Service. (r) “Year of Eligibility Service” means a 12-consecutive month period beginning on the date an Employee first performs an Hour of Service, or any Plan Year thereafter, in which an Employee completes at least 1,000 Hours of Service. (s) “Year of Service” means a Participant’s periods of service divided into whole years. Subject to the rules stated in Section 2.03 of this Part, nonsuccessive periods of service and less than whole year periods of service must be aggregated. In aggregating less than whole years, 12 months of service or 365 days of service shall equal a whole year.

E-7 4841-1404-2944.2 ARTICLE II. ELIGIBILITY AND PARTICIPATION Section 2.01. Eligible Class of Employees. This Article II refers to Employees eligible to participate in this Part of the Plan as “Eligible Employees.” An Eligible Employee is any Employee who is not a nonresident alien who receives no U.S. source earned income. Section 2.02. Commencement of Participation. An Eligible Employee shall become a Participant as of the July 1 immediately preceding the date he or she attains age 21 (age 25 before July 1, 1985) and completes one Year of Eligibility Service. An Eligible Employee who satisfied the above requirements on or before January 1, 1979 shall become a Participant on January 1, 1979. Before July 1, 1988, an Employee first employed by the Participating Employer after age 60 could not become a Participant. Notwithstanding any other provision of the Plan, no individual may become a Participant in this Part of the Plan on or after May 1, 2011. Section 2.03. Reemployment. (a) Prior to a Break in Service. If a former or inactive Participant resumes Employment prior to incurring a Break in Service and prior to May 1, 2011, he or she shall immediately participate in the Plan provided he or she is employed as an Eligible Employee. (b) After a Break in Service. (i) With Vested Rights. If a former or inactive Participant had vested rights in his or her Accrued Benefit and subsequently resumes active Employment after incurring a Break in Service but prior to May 1, 2011, he or she shall immediately participate in the Plan provided he or she is employed as an Eligible Employee. (ii) With No Vested Rights. If a former or inactive Participant (including a former Employee who satisfied the requirements of Section 2.02 of this Part but was not actively employed on the appropriate entry date set forth in Section 2.02 of this Part) had no vested rights in his or her Accrued Benefit and resumes Employment before incurring an extended Break in Service and prior to May 1, 2011, he or she shall immediately participate in the Plan provided he or she is employed as an Eligible Employee. If a former or inactive Participant had no vested rights in his or her Accrued Benefit and subsequently resumes Employment after incurring an extended Break in Service and prior to May 1, 2011, he or she shall be treated as a new Employee for eligibility purposes and shall participate in the Plan pursuant to the requirements of this Article II. For purposes of this subsection 2.03(b), an “extended Break in Service” is a period of Breaks in Service equaling or exceeding the greater of

E-8 4841-1404-2944.2 (i) five-consecutive years or (ii) the number of Years of Eligibility Service a Participant completes prior to the Break in Service. The number of Years of Eligibility Service a Participant completed prior to a Break in Service shall not include any Years of Eligibility Service disregarded pursuant to this subsection 2.03(b) by reason of prior Breaks in Service.

E-9 4841-1404-2944.2 ARTICLE III. BENEFITS Section 3.01. Normal Retirement Benefit. Any Participant whose employment is terminated after the Effective Date and on or after his or her Normal Retirement Date shall be entitled to a normal retirement benefit. The normal retirement benefit shall be the amount of the frozen monthly benefit communicated to the Employer at the time the predecessor plan was acquired by the Employer, which should be equal to the sum of (a) and (b), but not less than the amount determined under (c), as applicable. (a) Normal Retirement Benefit for Years of Credited Service After December 31, 2001. The normal retirement benefit for Years of Credited Service completed after December 31, 2001 shall equal 1/12 of the sum of (i) and (ii) below: (i) .35% of the Participant’s Final Average Compensation multiplied by the Participant’s Years of Credited Service completed after December 31, 2001, to a maximum of 30 total Years of Credited Service (completed before or after December 31, 2001); plus (ii) .3% of the amount by which the Participant’s Final Average Compensation exceeds the Participant’s Covered Compensation, times the Participant’s Years of Credited Service completed after December 31, 2001, to a maximum of 30 total Years of Credited Service (completed before or after December 31, 2001). The Participant’s normal retirement benefit shall not to be less than the amount accrued as of December 31, 2001. If a Participant has already completed 30 or more Years of Credited Service as of December 31, 2001, he shall accrue no additional benefits after December 31, 2001. (b) Normal Retirement Benefit for Years of Credited Service Before January 1, 2002. For an individual who completes any period of service after June 30, 1989, the normal retirement benefit for Years of Credited Service completed as of December 31, 2001 shall equal 1/12 of the sum of (i) and (ii) below: (i) .7% of the Participant’s Final Average Compensation multiplied by the Participant’s Years of Credited Service as of December 31, 2001 to a maximum of 35 Years of Credited Service; plus (ii) .6% of the amount by which the Participant’s Final Average Compensation exceeds the Participant’s Covered Compensation, times the Participant’s Years of Credited Service as of December 31, 2001 to a maximum of 35 Years of Credited Service. (c) Minimum Normal Retirement Benefit for Years of Credited Service Before July 1, 1989. A Participant’s normal retirement benefit for Years of Credited Service before July 1, 1989 shall equal no less than 1/12th of the sum of (i) and (ii) below:

E-10 4841-1404-2944.2 (i) .5% of the Participant’s Final Average Compensation as of June 30, 1989 times the Participant’s Years of Credited Service as of June 30, 1989; plus (ii) 1.0% of the amount by which the Participant’s Final Average Compensation as of June 30, 1989 exceeds the Participant’s Covered Compensation, times the Participant’s Years of Credited Service as of June 30, 1989. Section 3.02. Early Retirement or Deferred Vested Retirement Benefit. (a) A Participant with at least three Years of Service on July 1, 1989 shall be 40% vested in his or her Accrued Benefit upon completing four Years of Service. In all other circumstances, a Participant’s Accrued Benefit shall vest according to the following schedule: Years of Service Vested Percentage Fewer than 5 0% 5 or more 100% (b) A Participant’s monthly benefit under this Section 3.02 shall be the Participant’s Accrued Benefit payable commencing no earlier than the Participant’s Normal Retirement Date, except as permitted by subsection (c) below. (c) A Participant with a benefit under this Section 3.02 may, by filing proper application, elect to commence receiving his or her benefit at any time after his or her fifty-fifth (55th) birthday and prior to his or her attainment of age sixty-five (65). The benefit shall be the Accrued Benefit, but reduced by 1/180th for each of the first 60 months and 1/360th for each of the next 60 months by which the Participant’s Annuity Starting Date precedes the Participant’s Normal Retirement Date. (d) Notwithstanding any other provision of the Plan, each Participant who is an active Employee on April 30, 2011 shall be 100% vested in his or her accrued benefit under this Part regardless of the number of Years of Service he or she has completed.

E-11 4841-1404-2944.2 ARTICLE IV. PRERETIREMENT DEATH BENEFITS FOR MARRIED PARTICIPANTS Section 4.01. Death Benefits for Married Participants. The surviving Spouse of a deceased Participant is eligible to receive a death benefit under this Part of the Plan if the following conditions are satisfied: (a) The Participant’s Spouse must be living and married to the Participant on the date of the Participant’s death; (b) The Participant must have earned a vested right to benefits under this Part of the Plan; and (c) The Participant must have died before his or her Annuity Starting Date. Section 4.02. Amount of Surviving Spouse Death Benefit. (a) Death On or Before Earliest Payment Date. The surviving spouse death benefit payable with respect to a Participant who dies on or before the earliest date on which the Participant could have elected to receive benefits from the Plan shall be a monthly amount for the life of the surviving spouse equal to the amount which would have been payable to the spouse under a 100-percent joint and survivor annuity described in Section 3.02 of the Master Plan Document, calculated as if the Participant had: (i) Terminated his or her Employment on his or her date of death or his or her actual date of termination of Employment, if earlier; (ii) Survived to the earliest date on which he or she could have elected to receive benefits from the Plan; (iii) Retired with an immediate 100% joint and survivor annuity at such earliest payment date; and (iv) Died on the day after such earliest payment date. (b) Death After Earliest Payment Date. The surviving spouse death benefit payable with respect to a Participant who dies after the earliest date on which he or she could have elected to receive benefits from the Plan but before his or her Normal Retirement Date shall be the amount which would have been payable to the spouse under a 100-percent joint and survivor annuity described in Section 3.02 of the Master Plan Document, calculated as if the Participant had begun to receive benefits in the form of a 100-percent joint and survivor annuity as of the day before the Participant’s date of death. Such amount shall be based on the Participant’s normal retirement benefit determined as of his or her date of death reduced in accordance with Section 3.02 of this Part. (c) Commencement of Surviving Spouse’s Benefits. The surviving Spouse can elect that payments commence on the first day of any month, but not earlier than: (i) with respect to a Participant who dies on or before the earliest date on which he or she could have elected to receive benefits from this Part of the Plan, beginning on the first day of the month

E-12 4841-1404-2944.2 coinciding with or immediately following the earliest date the Participant would have been eligible to receive a deferred vested benefit if he or she had survived; and (ii) with respect to a Participant who dies after the earliest date on which he or she could have elected to receive benefits from this Part of the Plan, the first day of the month following the month the Participant died.

F-1 4841-1404-2944.2 PART F: TIPP CITY PLANT INDUSTRIAL PENSION PLAN Overview: • Participation frozen effective November 30, 2011. • Benefits frozen effective November 30, 2011.

F-2 4841-1404-2944.2 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS Section 1.01. Format. Capitalized words and phrases defined in Section 1.02 of this Part shall have that defined meaning when used in this Part, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in Section 1.01 of the Master Plan Document. Similarly, cross references in this Part shall apply to the referenced section in this Part, unless specifically referred to as a section of the Master Plan Document. Section 1.02. Definitions. The following words and phrases when used in this Part of the Plan shall have the following respective meanings, unless the context clearly indicates otherwise,: (a) “Acquisition Agreement” means the Asset and Stock Purchase Agreement dated as of December 12, 2010, by and between A.O. Smith Corporation and Regal Beloit Corporation. (b) “Actuarial Equivalent” or “Actuarially Calculated” shall be determined for all purposes (except as required by Code Section 417(e)) using the RP-2000CH mortality table (weighted 50% male and 50% female) and an 8% interest rate; provided that, in no event shall a Participant’s actuarial equivalent optional form of benefit hereunder be less valuable than the value of such Participant’s accrued benefit under Section 3.01 of the Prior Plan as of December 1, 2011 calculated based on the 1971 Group Annuity Mortality Table using a 95% male and 5% female weighting, with interest at 8%. (c) “Break in Service” means any Plan Year during which an Employee has 500 or less Hours of Service. Solely for the purposes of determining whether an Employee has incurred a Break in Service, the Employee shall be credited with Hours of Service with respect to any period of unpaid absence under the Family Medical Leave Act of 1993 (“FMLA”), or with respect to any period of a child-rearing absence which is due to: (i) the Employee’s pregnancy; (ii) the birth of a child of the Employee; (iii) the placement of a child with the Employee as a result of the Employee’s adoption of such child; or (iv) the caring of such child immediately following such birth or placement. Such Hours of Service shall be credited on the basis of the Hours of Service with which the Employee would have been credited but for such absence or, where those hours cannot be determined by the Administrator, eight hours per normal workday of the absence. No more than 501 such hours shall be credited with respect to any single continuous period of a child- related or FMLA absence due to one or more of the reasons specified above, even though some or all of those hours may also be recognized as Hours of Service under Section 1.01(h). The Hours credited under this subsection shall apply to the Plan Year immediately following the Plan Year in which the child-related or FMLA absence commences unless such credit is needed to

F-3 4841-1404-2944.2 avoid a Break in Service in the former Plan Year. Regardless of the Plan Year to which such credit is applied, only that portion of such credit which is credited under Section 1.01(h), shall be recognized in determining the number of years of Vesting Service. No Hours of Service credit shall be given for a child-related or FMLA absence under this Section unless sufficient information to establish the number of days needed for such absence and that such absence is for one or more of the reasons specified in the FMLA or in clauses (i)-(iv) above, as applicable, is provided by the Employee to the Administrator in such form and at such time as the Administrator may specify from time to time under uniform rules consistently applied in like circumstances for personnel who are similarly situated in respect to such Employee. (d) “Credited Service” means employment for which credit is given for purposes of determining the amount of benefits, as follows: (i) With respect to an Employee who is considered a Transferred Employee (as defined in the Acquisition Agreement), such employee will be credited with Credited Service equal to the Credited Service (in whole and fractional years) credited to such individual under the terms of the Prior Plan as of the date such individual becomes a Transferred Employee. (ii) On and after the Effective Date and until November 30, 2011, Employees shall receive credit for one year of Credited Service for each Plan Year during which the Employee receives pay from the Participating Employer for 1,700 or more hours; or a proportionate credit to the nearest complete 1/10th year for each year during which the Employee receives pay from the Participating Employer for less than 1,700 hours. Notwithstanding the foregoing, (x) with respect to the Plan’s initial Plan Year, any Hours of Service credited to a Transferred Employee under the Prior Plan for the period from January 1, 2011 through the date such individual becomes a Transferred Employee and that are not counted in determining Credited Service under such Prior Plan shall be counted towards Credited Service hereunder and (y) Credited Service will continue to be counted after November 30, 2011 solely for the purposes of Section 2.04 and Section 3.01 of this Part. (iii) Employees shall receive credit for all service credited under any other retirement plan or plans to which the Participating Employer contributes; provided, however, that there shall be no duplication of benefits for the same period of Credited Service under the various plans to which the Participating Employer contributes. (iv) A non-vested Employee shall lose his or her Credited Service if his or her employment is terminated and he or she incurs five consecutive Breaks in Service.

F-4 4841-1404-2944.2 (v) Any Employee who is reemployed prior to five consecutive Breaks in Service and prior to November 30, 2011 shall have his or her original Credited Service restored upon completion of one additional year of Vesting Service after reemployment. (vi) Notwithstanding anything herein to the contrary, Credited Service shall not include any periods of service after November 30, 2011 except for purposes of Section 2.04 of this Part. (e) “Early Retirement Date” means the first day of the month coincident with or next following the date a Participant is eligible for benefits under Section 2.03, 2.04, or 2.05 of this Part. (f) “Effective Date” means August 22, 2011. (g) “Employee” means any person on the active hourly employment payroll of the Participating Employer at its Tipp City, Ohio plant who is included in the collective bargaining unit represented by a labor organization whose collective bargaining agreement with the Participating Employer designates participation in the Prior Plan and whose most recent date of hire or rehire is prior to November 30, 2011. (h) “Hour of Service” means the measurement which is used to determine an Employee’s Vesting Service and Credited Service. An Hour of Service shall be earned for: (i) An hour for which an individual directly or indirectly receives pay (or is entitled to payment) for services performed in the course of employment for the Participating Employer and any Affiliate Participating Employer and its Affiliates, or for reasons other than the performance of duties during the applicable computation period, such as vacation, holidays, jury duty, sick or funeral leaves, and similar periods of nonworking time; (ii) Periods of absence because of military leaves (as to which the individual is entitled to reinstatement as defined in the Veteran’s Reemployment Rights Act or the Uniformed Services Employment and Reemployment Rights Act); (iii) Periods for which back pay is awarded or agreed to (irrespective of mitigation of damages); and (iv) Periods of approved personal leaves, but only if the individual returns within the period authorized for such leave. The number of Hours of Service credited to an individual as a result of payment for other than duties performed shall be the same number of Hours of Service the individual would have received if services had been performed for the Participating Employer and any Affiliate during that computation period, based upon the individual’s customary Hours of Service immediately prior to the absence. Hours of Service shall be deemed accumulated for all

F-5 4841-1404-2944.2 purposes herein during the period for which they accrued irrespective of when payment is made, and shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor regulations which are hereby incorporated by reference. (i) “Normal Retirement Date” means the first day of the month coincident with or next following the date on which the Employee attains age 65. (j) “Participating Employer” means Regal Beloit EPC, Inc., a Wisconsin corporation. (k) “Prior Plan” means the A.O. Smith Corporation Tipp City Plant Industrial Pension Plan, a component of the A.O. Smith Retirement Plan. (l) “Spouse” means either (i) the person to whom a Participant is lawfully married on his or her Annuity Starting Date or (ii) in the event the Participant dies before his or her Annuity Starting Date, the person to whom the Participant was married throughout the one (1) year period preceding the Participant’s death. For purposes hereof, “lawfully married” means legally married (A) under the laws of the United States (or one of the United States) or any other generally recognized jurisdiction and (B) for federal tax purposes. (m) “Total and Permanent Disability” means total disability caused by bodily injury or disease, physical or mental, or both, sufficient to prevent the Employee from engaging in any regular occupation or employment for remuneration or profit, which disability will be permanent and continuous during the remainder of the Employee’s life; provided, however, that no Employee shall be deemed to be totally and permanently disabled for the purposes of this Part of the Plan if the incapacity consists of chronic alcoholism or addiction to narcotics, or if such incapacity was: (i) contracted, suffered or incurred while engaged in a felonious enterprise or resulted therefrom; (ii) resulted from an intentionally self-inflicted injury; or (iii) resulted from service in the armed forces of any country. The existence of Total and Permanent Disability shall be determined by the Administrator on the basis of medical evidence. (n) “Vesting Service” means employment for which credit is given for purposes of determining eligibility for benefits, as follows: (i) With respect to an Employee who is considered a Transferred Employee (as defined in the Acquisition Agreement) such employee will be credited with Vesting Service equal to the Vesting Service (in whole and fractional years) credited to such individual under the terms of the Prior Plan as of the date such individual becomes a Transferred Employee. (ii) On and after the Effective Date, Employees shall receive credit for one year of Vesting Service for each Plan Year during which at least 1,000 Hours of Service are accumulated. A proportionate year of Vesting Service to the nearest completed one-tenth year shall be accrued for each 170 Hours of Service for Plan Years during which the Employee does not accumulate at least 1,000 Hours of Service. Notwithstanding the foregoing, with respect to

F-6 4841-1404-2944.2 the Plan’s initial Plan Year, any Hours of Service credited to a Transferred Employee under the Prior Plan for the period from January 1, 2011 through the date such individual becomes a Transferred Employee and that are not counted in determining Vesting Service under such Prior Plan shall be counted towards Vesting Service hereunder. (iii) A non-vested Employee shall lose his or her Vesting Service if his or her employment is terminated and he incurs five consecutive Breaks in Service. (iv) Any Employee who is reemployed prior to five consecutive Breaks in Service shall have his or her original Vesting Service restored upon completion of one year of Vesting Service after reemployment.

F-7 4841-1404-2944.2 ARTICLE II. ELIGIBILITY Section 2.01. Participation. Prior to December 1, 2011, each Employee was eligible to participate in the Plan immediately upon the date he or she qualified as an Employee. Participation shall cease on the date an individual ceases to qualify as an Employee. No individual shall become a Participant after November 30, 2011. Section 2.02. Normal Retirement Eligibility. An Employee with 10 or more years of Vesting Service whose employment with the Participating Employer and its Affiliates is terminated upon or after the Employee’s 65th birthday shall be eligible for Normal Retirement Benefits. Section 2.03. Special Early Retirement Eligibility. An Employee with 10 or more years of Vesting Service whose employment with the Participating Employer and its Affiliates is terminated upon or after the Employee’s 62nd birthday shall be eligible for Normal Retirement Benefits. Section 2.04. 30 and Out Eligibility. An Employee with 30 or more years of Credited Service whose employment with the Participating Employer and its Affiliates is terminated shall be eligible for Normal Retirement Benefits at any age. Section 2.05. Early Retirement Eligibility. An Employee with 10 or more years of Vesting Service whose employment with the Participating Employer and its Affiliates is terminated upon or after the Employee’s 57th birthday but prior to such Employee’s 65th birthday shall be eligible for Early Retirement Benefits. Section 2.06. Disability Retirement Eligibility. An Employee with 10 or more years of Vesting Service, who has a Total and Permanent Disability prior to age 65, shall be eligible for Disability Retirement Benefits. Total and Permanent Disability must exist while the Employee is on the active payroll of the Participating Employer or an Affiliate, either as an active Employee or while on continuous sick leave within 36 months from the date of last active employment with the Participating Employer or an Affiliate, and an application for Disability Retirement Benefits must be filed during such period. Section 2.07. Deferred Vested Eligibility. Employees not otherwise eligible for benefits under the Plan may be eligible for Deferred Vested Benefits if at the time of termination of employment with the Participating Employer and its Affiliates: (a) the Employee had five or more years of Vesting Service; or (b) the Employee had attained age 65 and had completed five years of employment with the Participating Employer and its Affiliates.

F-8 4841-1404-2944.2 ARTICLE III. RETIREMENT BENEFITS Section 3.01. Normal and Early Retirement Benefits. Every eligible Employee upon retirement may elect to receive whichever of the following benefits is applicable: (a) Normal Retirement Benefits: Subject to subsection (c), the Normal Retirement Benefit for an eligible Employee shall be a monthly amount per year of Credited Service based on the following table: Retirement Date Monthly Amount On or after August 22, 2011 $28.00 (b) Early Retirement Benefits: Subject to subsection (c), the Early Retirement Benefit for an eligible Employee shall be an immediate or deferred benefit as determined in accordance with Section 3.01(a) of this Part, reduced by 4/10 of 1% thereof for each full month by which the Annuity Starting Date precedes the first day of the month following the month age 62 is attained, except if age 62 is attained on the first day of a month, that month shall not be included. (c) Offset from Benefits Payable under the Prior Plan. With respect to any eligible Employee who was a Transferred Employee, the Normal Retirement Benefit or Early Retirement Benefit shall be reduced by the amount of the benefit payable to such eligible Employee under the terms of the Prior Plan, calculated assuming the benefit payment under the Prior Plan had the same Annuity Starting Date as the benefits payable under this Part of the Plan. Section 3.02. Disability Retirement Benefits. The Disability Retirement Benefit for an Employee eligible therefor shall be composed of a disability annuity and a supplemental disability benefit. The disability annuity shall be a monthly amount computed in the same manner as Section 3.01(a) of this Part (including with application of the offset described in Section 3.01(c) of this Part). The supplemental disability benefit shall be an additional monthly amount computed in the same manner as Section 3.01(a) of this Part (including the application of the offset described in Section 3.01(c) of this Part), except that the supplemental disability benefit shall be reduced by the amount of Worker’s Compensation benefits and any present or future payments on account of injury, disease or disability under the Federal Social Security Act, as amended, or any other Federal or State Law under which the Participating Employer contributes through taxes or otherwise to benefits for injury, disease or disability of Employees, whether occupational or nonoccupational. The supplemental disability benefit shall be payable until the earlier of age 62 or the Employee’s death. Disability Retirement Benefits shall commence at the time set forth in the Master Plan Document. The benefits payable pursuant to this Section shall cease on the last day of the month during which the earliest of the following occurs: (a) the disability retiree recovers and returns to work; or (b) the Administrator determines that the disability retiree has sufficiently recovered to return to a regular occupation or employment for remuneration or profit; or

F-9 4841-1404-2944.2 (c) the disability retiree refuses to undergo a medical examination ordered by the Administrator; or (d) the disability retiree dies, or (e) the disability retiree elects to receive an Early Retirement Benefit; or (f) the disability retiree attains age 65. A disability retiree who returns to work after recovery will have prior Credited Service reinstated in lieu of the monthly Disability Retirement Benefit. A disability retiree who does not return to work after recovery will be eligible only for those benefits otherwise provided under the terms of this Part of the Plan as it existed at the time of Disability Retirement. A disability retiree shall be eligible to elect an Early Retirement Benefit or Normal Retirement Benefit if at the time of his or her election, he or she meets the age and service requirements of Section 2.03, 2.04 or 2.05 of this Part as in effect on the date of his or her Disability Retirement. The Early Retirement Benefit or Normal Retirement Benefit shall be calculated and payable under the terms of the Plan as in effect on the date of the Employee’s Disability Retirement including the right to elect any form of payment available at such time. Section 3.03. Deferred Vested Benefits. The Deferred Vested Benefit shall be a monthly amount determined in accordance with Section 3.01(a) of this Part (subject to the offset described in Section 3.01(c) of this Part). An Employee may elect to receive such benefits upon attainment of age 65, or on or after the attainment of age 57, subject to the reduction calculated in accordance with Table F-1. Section 3.04. Automatic Pre-Retirement Survivor Protection. In the event, (a) an Employee dies after meeting the eligibility criteria for a retirement benefit pursuant to Section 2.02, 2.03, 2.04, 2.05 of this Part or a Deferred Vested Benefit under 2.07 of this Part; or (b) a disability retiree dies while receiving Disability Retirement Benefits, the surviving Spouse of the Employee or disability retiree shall be entitled to a survivor’s benefit. The monthly benefit will be an amount equal to 50% of the monthly benefit to which the Employee would have otherwise been entitled pursuant to Section 3.01(a) of the Master Plan Document if the benefit were paid in form of a single life annuity commencing at the later of the date of death or the date the Employee would have been first eligible for a retirement or deferred vested benefit, provided that the benefit payments to the surviving Spouse shall be reduced by 1% for each full year exceeding 10 years by which the Employee’s Spouse is younger than the Employee. The surviving Spouse benefit shall commence on the latest of: (i) the month following the Employee’s or disability retiree’s date of death, (ii) the month following the date the Employee would have been first eligible for a retirement or a deferred vested benefit, or

F-10 4841-1404-2944.2 (iii) the Annuity Starting Date requested by the surviving Spouse as the starting date in accordance with the procedures established by the Administrator, but in no event later than the Employee’s Normal Retirement Date. Benefit payments under this Section shall cease with the death of the surviving Spouse. Section 3.05. Supplemental Allowance. Any provision to the contrary herein notwithstanding: (a) Employees retiring with 30 or more years of Credited Service shall be entitled to a monthly supplemental allowance in the amount of $150.00 upon attaining age 57 which is to be added to the monthly benefit calculated in accordance with Section 3.01 of this Part; provided that such supplemental allowance shall not be paid under the Plan if it is payable by the Prior Plan. (b) If the monthly benefit payable under Section 3.01 of this Part is in the form of a survivor annuity, then the amount of supplemental allowance calculated in this Section shall be added to the Employee’s benefit without regard to the actuarial reduction; however, such supplemental allowance shall not be payable to a surviving Spouse. (c) Payment of the supplemental allowance shall cease on the first occurrence of (i) the first day of the month following the Employee’s death, or (ii) the date the Employee first becomes eligible for old age benefits under the then applicable Federal Social Security Act, or (iii) the date on which the disability commences for Social Security disability insurance purposes and the Employee is entitled to receive disability benefits under the then applicable Federal Security Social Security Act, regardless of the date of the decision by the Social Security Administration. Upon cessation of the supplemental allowance, the Employee will be eligible only for the monthly benefit otherwise payable. Section 3.06. Additional Benefits. Any Employee who retires under Section 2.02, 2.03, 2.04, 2.05 or 2.06 of this Part shall be paid an additional monthly amount (hereinafter “Additional Benefit”) equal to that required at retirement (not to exceed $18.50 per month per individual or $37.00 per month for retired Employee and Spouse) to purchase Medicare coverage; provided that such Additional Benefit shall not be paid under this Part of the Plan if it is payable by the Prior Plan. The Additional Benefit will commence with the first calendar month following the month in which the retired Employee or Spouse, respectively, becomes eligible for Medicare coverage by virtue of age or disability. Payment of additional benefits shall be subject to the following limitations: (a) Payment to the Employee of the Spouse’s Additional Benefit shall cease the first of the month following the death of the Spouse. (b) Payment of the Spouse’s Additional Benefit shall cease upon the death of the Employee unless the Spouse is eligible to receive a survivor benefit under Section 3.04 of this Part or as a result of being a contingent annuitant.

F-11 4841-1404-2944.2 ARTICLE IV. PAYMENT OF BENEFITS Section 4.01. Transfers and Reemployment. (a) Out of Employee Status: If either (x) an Employee is transferred to or (y) a terminated former Employee is reemployed in non-Employee status with a Participating Employer or an Affiliate, the benefits hereunder shall be determined as of the date such individual ceased active participation hereunder by (x) transferring to non-Employee employment or (y) terminating employment, and shall be payable in accordance with the terms of this Part of the Plan in effect on such date, but only upon subsequent termination of employment with all Participating Employer and its Affiliates. For purposes of this Section, the applicable benefit determined as of the date of (x) transfer or (y) initial termination shall be the individual’s accrued benefit. If the individual is eligible under another defined benefit plan or another Part of the Plan with a corollary provision to this Section and elects to have the equivalent to this Section apply in such other plan or Part, then the applicable benefit shall also include any retirement supplements to which the individual (x) would then have been entitled if he or she had retired on the date of transfer, or (y) was or, if he or she had then retired, would have been entitled on the date of initial termination, except for any location closedown benefits, early retirement window supplements, periodic retiree increases limited to retirement within specified time periods, or similar benefits which require termination of employment due to certain causes or within a certain time period which is not satisfied. (b) Into Employee Status: Either (x) an individual who transfers to Employee status from non-Employee employment with a Participating Employer or its Affiliates or (y) a terminated, former Employee of a Participating Employer and its Affiliates who is subsequently reemployed in Employee status shall receive from this Plan a benefit calculated as described in (i), (ii), if eligible, or (iii) below at the individual’s election: (i) This method provides a benefit as follows: (A) a benefit using the formula hereunder with Credited Service earned from and after the date the individual becomes an Employee; plus (B) the Normal Retirement Date benefit payable under the defined benefit plan or other Part of this Plan in which the individual participated prior to becoming an Employee (the “prior plan”) using the formula and service credits of the prior plan or prior Part as of (x) the transfer date and assuming termination of employment on that date, or (y) the date of initial termination; plus (C) in the event (1) the benefit payable from the prior plan or prior Part is a deferred vested benefit, and (2) the prior plan or prior Part has a different calculation formula for Deferred Vested Participants than for retirees, and (3) such individual retires from this Part of the Plan, the benefit

F-12 4841-1404-2944.2 under this Part of the Plan shall be increased by a supplement equal to the difference between the retirement and deferred vested calculations referenced in (1) and (2). The benefit amount calculated above is payable as a Normal Retirement Date benefit. Vesting provisions, any early commencement factors, and optional form of payment factors shall be determined pursuant to this Part of the Plan, together with eligibility for any retirement supplements. In order to elect this option (i), an individual must receive any benefits payable from the prior plan or prior Part in the same form, at the same time, and subject to the same actuarial adjustment factors as provided in this Part of the Plan, and there shall be a monthly offset under this Part of the Plan for the amount of any benefit payment from the prior plan or prior Part. In no event may an individual receive duplicate benefits from this Part of the Plan and the prior plan or prior Part. (ii) If either (x) an individual transfers to Employee status and remains an Employee for a minimum of 36 consecutive calendar months following the end of the month preceding such transfer or (y) a terminated, former Employee of a Participating Employer and its Affiliates is subsequently reemployed in Employee status and remains an Employee for a minimum of 36 consecutive calendar months following the end of the month preceding such reemployment, the individual may elect this option (ii). The 36-month service requirement shall be waived for any individual (x) transferring to or (y) reemployed in Employee status who had previously been an Employee hereunder or who, while an Employee, dies, becomes totally and permanently disabled, or is terminated as a result of job abolition. Under this option, the benefit payable under this Part of the Plan shall be the greater of the following: the amount determined under (i) above, or (A) the amount determined under the formula of this Part using all years of Credited Service before and after (x) the transfer date or (y) the date of reemployment, calculated using the Credited Service definition under this Part of the Plan, both for service as an Employee and for service prior to the (x) transfer date or (y) date of initial termination. The benefit amount calculated above is payable as a Normal Retirement Date benefit. Vesting provisions, any early commencement factors and optional form of payment factors shall be determined pursuant to this Part of the Plan, together with eligibility for any retirement supplements. In order to elect this option (ii), an individual must receive any benefits payable from the prior plan in the same form, at the same time, and subject to the same actuarial adjustment factors as provided in this Part of the Plan, and there shall be a monthly offset under this

F-13 4841-1404-2944.2 Part of the Plan for the amount of any benefit payment from the prior plan or prior Part. In no event may an individual receive duplicate benefits from this Part of the Plan and the prior plan or prior Part. (iii) This option is the benefit payable under the prior plan or prior Part with the following three rules: (1) using the actuarial factors and supplements of the prior plan or prior Part to which (x) the individual would have been entitled if termination of employment occurred at the transfer date, or (y) the individual was or would have been entitled at the date of initial termination; (2) with vesting calculated using the terms of the prior plan or prior Part as of (x) the transfer date, or (y) the date of initial termination, but (3) disregarding any location closedown benefits, early retirement window supplements, periodic retiree increases limited to retirement within specified time periods, or similar benefits which require termination of employment due to certain causes or within a certain time period which is not satisfied. If assets and liabilities are transferred to this Plan from the prior plan, this subsection benefit shall be paid from this Plan; otherwise, it shall be paid from the prior plan. (c) For purposes of this Section, previous employment with an Affiliate includes only employment with such entity while it is an Affiliate and not employment prior to the date such entity became an Affiliate, if applicable.

F-14 4841-1404-2944.2 TABLE F-1 DEFERRED VESTED EARLY PAYMENT PERCENTAGES Participant’s Age At Commencement Of Benefit Month 57 58 59 60 61 62 63 64 65 0 46.0% 50.0% 55.0% 61.0% 67.0% 73.0% 81.0% 90.0% 100.0% 1 46.3 50.4 55.5 61.5 67.5 73.7 81.8 90.8 2 46.7 50.8 56.0 62.0 68.0 74.3 82.5 91.7 3 47.0 51.2 56.5 62.5 68.5 75.0 83.3 92.5 4 47.3 51.7 57.0 63.0 69.0 75.7 84.0 93.3 5 47.7 52.1 57.5 63.5 69.5 76.3 84.8 94.2 6 48.0 52.5 58.0 64.0 70.0 77.0 85.5 95.0 7 48.3 52.9 58.5 64.5 70.5 77.7 86.3 95.8 8 48.7 53.3 59.0 65.0 71.0 78.3 87.0 96.7 9 49.0 53.7 59.5 65.5 71.5 79.0 87.8 97.5 10 49.3 54.2 60.0 66.0 72.0 79.7 88.5 98.3 11 49.7 54.6 60.5 66.5 72.5 80.3 89.3 99.2

G-1 4841-1404-2944.2 PART G: MT. STERLING PLANT INDUSTRIAL PENSION PLAN

G-2 4841-1404-2944.2 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS Section 1.01. Format. Capitalized words and phrases defined in Section 1.02 of this Part shall have that defined meaning when used in this Part, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in Section 1.01 of the Master Plan Document. Similarly, cross references in this Part shall apply to the referenced section in this Part, unless specifically referred to as a section of the Master Plan Document. Section 1.02. Definitions. The following words and phrases when used in this part of the Plan shall have the following respective meanings, unless the context clearly indicates otherwise: (a) “Acquisition Agreement” means the Asset and Stock Purchase Agreement dated as of December 12, 2010, by and between A.O. Smith Corporation and Regal Beloit Corporation. (b) “Actuarial Equivalent” or “Actuarially Calculated” shall be determined for all purposes (except as required by Code Section 417(e)) using the RP-2000CH mortality table (weighted 50% male and 50% female) and an 8% interest rate; provided that, in no event shall a Participant’s actuarial equivalent optional form of benefit hereunder be less valuable than the value of such Participant’s accrued benefit under Section 3.01 of the Prior Plan as of December 1, 2011 calculated based on the 1971 Group Annuity Mortality Table using a 95% male and 5% female weighting, with interest at 8%. (c) “Break in Service” means any Plan Year during which an Employee has 500 or less Hours of Service. Solely for the purposes of determining whether an Employee has incurred a Break in Service, the Employee shall be credited with Hours of Service with respect to any period of unpaid absence under the Family Medical Leave Act of 1993 (“FMLA”), or with respect to any period of a child-rearing absence which is due to: (i) the Employee’s pregnancy; (ii) the birth of a child of the Employee; (iii) the placement of a child with the Employee as a result of the Employee’s adoption of such child; or (iv) the caring of such child immediately following such birth or placement. Such Hours of Service shall be credited on the basis of the Hours of Service with which the Employee would have been credited but for such absence or, where those hours cannot be determined by the Administrator, eight hours per normal workday of the absence. No more than 501 such hours shall be credited with respect to any single continuous period of a child- related or FMLA absence due to one or more of the reasons specified above, even though some or all of those hours may also be recognized as Hours of Service under Section 1.01(h). The Hours credited under this subsection shall apply to the Plan Year immediately following the Plan Year in which the child-related or FMLA absence commences unless such credit is needed to

G-3 4841-1404-2944.2 avoid a Break in Service in the former Plan Year. Regardless of the Plan Year to which such credit is applied, only that portion of such credit which is credited under Section 1.01(h), shall be recognized in determining the number of years of Vesting Service. No Hours of Service credit shall be given for a child-related or FMLA absence under this Section unless sufficient information to establish the number of days needed for such absence and that such absence is for one or more of the reasons specified in the FMLA or in clauses (i)-(iv) above, as applicable, is provided by the Employee to the Administrator in such form and at such time as the Administrator may specify from time to time under uniform rules consistently applied in like circumstances for personnel who are similarly situated in respect to such Employee. (d) “Credited Service” means employment for which credit is given for purposes of determining the amount of benefits, as follows: (i) With respect to an Employee who is considered a Transferred Employee (as defined in the Acquisition Agreement), such employee will be credited with Credited Service equal to the Credited Service (in whole and fractional years) credited to such individual under the terms of the Prior Plan as of the date such individual becomes a Transferred Employee. (ii) On and after the Effective Date, Employees shall receive credit for one year of Credited Service for each Plan Year during which the Employee receives pay from the Participating Employer for 1,700 or more hours; or a proportionate credit to the nearest complete 1/10th year for each year during which the Employee receives pay from the Participating Employer for less than 1,700 hours. Notwithstanding the foregoing, with respect to the Plan’s initial Plan Year, any Hours of Service credited to a Transferred Employee under the Prior Plan for the period from January 1, 2011 through the date such individual becomes a Transferred Employee and that are not counted in determining Credited Service under such Prior Plan shall be counted towards Credited Service hereunder. (iii) Employees shall receive credit for all service credited under any other retirement plan or plans to which the Participating Employer contributes; provided, however, that there shall be no duplication of benefits for the same period of Credited Service under the various plans to which the Participating Employer contributes. (iv) A non-vested Employee shall lose his or her Credited Service if his or her employment is terminated and he or she incurs five consecutive Breaks in Service. (v) Any Employee who is reemployed prior to five consecutive Breaks in Service shall have his or her original Credited Service

G-4 4841-1404-2944.2 restored upon completion of one additional year of Vesting Service after reemployment. (e) “Early Retirement Date” means the first day of the month coincident with or next following the date a Participant is eligible for benefits under Section 2.03, 2.04, or 2.05 of this Part. (f) “Effective Date” means August 22, 2011. (g) “Employee” means any person on the active hourly employment payroll of the Participating Employer at its Mt. Sterling, Kentucky plant or Winchester, Kentucky plant who is included in the collective bargaining unit represented by a labor organization whose collective bargaining agreement with the Participating Employer designates participation in the Prior Plan. (h) “Hour of Service” means the measurement which is used to determine an Employee’s Vesting Service and Credited Service. An Hour of Service shall be earned for: (i) An hour for which an individual directly or indirectly receives pay (or is entitled to payment) for services performed in the course of employment for the Participating Employer and any Affiliate Participating Employer and its Affiliates, or for reasons other than the performance of duties during the applicable computation period, such as vacation, holidays, jury duty, sick or funeral leaves, and similar periods of nonworking time; (ii) Periods of absence because of military leaves (as to which the individual is entitled to reinstatement as defined in the Veteran’s Reemployment Rights Act or the Uniformed Services Employment and Reemployment Rights Act); (iii) Periods for which back pay is awarded or agreed to (irrespective of mitigation of damages); and (iv) Periods of approved personal leaves, but only if the individual returns within the period authorized for such leave. The number of Hours of Service credited to an individual as a result of payment for other than duties performed shall be the same number of Hours of Service the individual would have received if services had been performed for the Participating Employer and any Affiliate Participating Employer and its Affiliates during that computation period, based upon the individual’s customary Hours of Service immediately prior to the absence. Hours of Service shall be deemed accumulated for all purposes herein during the period for which they accrued irrespective of when payment is made, and shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor regulations which are hereby incorporated by reference. (i) “Normal Retirement Date” means the first day of the month coincident with or next following the date on which the Employee attains age 65.

G-5 4841-1404-2944.2 (j) “Participating Employer” means Regal Beloit EPC, Inc., a Wisconsin corporation. (k) “Prior Plan” means the A.O. Smith Corporation Mt. Sterling Plant Industrial Pension Plan, a component of the A.O. Smith Retirement Plan. (l) “Spouse” means either (i) the person to whom a Participant is lawfully married on his or her Annuity Starting Date or (ii) in the event the Participant dies before his or her Annuity Starting Date, the person to whom the Participant was married throughout the one (1) year period preceding the Participant’s death. For purposes hereof, “lawfully married” means legally married (A) under the laws of the United States (or one of the United States) or any other generally recognized jurisdiction and (B) for federal tax purposes. (m) “Total and Permanent Disability” means total disability caused by bodily injury or disease, physical or mental, or both, sufficient to prevent the Employee from engaging in any regular occupation or employment for remuneration or profit, which disability will be permanent and continuous during the remainder of the Employee’s life; provided, however, that no Employee shall be deemed to be totally and permanently disabled for the purposes of this Part of the Plan if the incapacity consists of chronic alcoholism or addiction to narcotics, or if such incapacity was: (i) contracted, suffered or incurred while engaged in a felonious enterprise or resulted therefrom; (ii) resulted from an intentionally self-inflicted injury; or (iii) resulted from service in the armed forces of any country. The existence of Total and Permanent Disability shall be determined by the Administrator on the basis of medical evidence. (n) “Vesting Service” means employment for which credit is given for purposes of determining eligibility for benefits, as follows: (i) With respect to an Employee who is considered a Transferred Employee (as defined in the Acquisition Agreement) such employee will be credited with Vesting Service equal to the Vesting Service (in whole and fractional years) credited to such individual under the terms of the Prior Plan as of the date such individual becomes a Transferred Employee. (ii) On and after the Effective Date, Employees shall receive credit for one year of Vesting Service for each Plan Year, during which at least 1,000 Hours of Service are accumulated. A proportionate year of Vesting Service to the nearest completed one-tenth year shall be accrued for each 170 Hours of Service for Plan Years during which the Employee does not accumulate at least 1,000 Hours of Service. Notwithstanding the foregoing, with respect to the Plan’s initial Plan Year, any Hours of Service credited to a Transferred Employee under the Prior Plan for the period from January 1, 2011 through the date such individual becomes a Transferred Employee and that are not counted in determining Vesting Service under such Prior Plan shall be counted towards Vesting Service hereunder.

G-6 4841-1404-2944.2 (iii) A non-vested Employee shall lose his or her Vesting Service if his or her employment is terminated and he incurs five consecutive Breaks in Service. (iv) Any Employee who is reemployed prior to five consecutive Breaks in Service shall have his or her original Vesting Service restored upon completion of one year of Vesting Service after reemployment.

G-7 4841-1404-2944.2 ARTICLE II. ELIGIBILITY Section 2.01. Participation. Each Employee shall be eligible to participate in the Plan immediately upon the date he or she qualifies as an Employee. Participation shall cease on the date an individual ceases to qualify as an Employee. Section 2.02. Normal Retirement Eligibility. An Employee with 10 or more years of Vesting Service whose employment with the Participating Employer and its Affiliates is terminated upon or after the Employee’s 65th birthday shall be eligible for Normal Retirement Benefits. Section 2.03. Special Early Retirement Eligibility. An Employee with 10 or more years of Vesting Service whose employment with the Participating Employer and its Affiliates is terminated upon or after the Employee’s 62nd birthday, or an Employee with 30 or more years of Credited Service whose employment with the controlled group (which includes any group of employers aggregated pursuant to Code Sections 414(b), (c) or (m)) is terminated upon or after the Employee’s 57th birthday, shall be eligible for Normal Retirement Benefits. Section 2.04. Early Retirement Eligibility. An Employee with 10 or more years of Vesting Service whose employment with the Participating Employer and its Affiliates is terminated upon or after the Employee’s 57th birthday but prior to such Employee’s 65th birthday shall be eligible for Early Retirement Benefits. Section 2.05. Disability Retirement Eligibility. An Employee with 10 or more years of Vesting Service, who has a Total and Permanent Disability prior to age 65, shall be eligible for Disability Retirement Benefits. Total and Permanent Disability must exist while the Employee is on the active payroll of the Participating Employer or an Affiliate, and the application for Disability Retirement Benefits must be filed while on the active payroll. Section 2.06. Deferred Vested Eligibility. Employees not otherwise eligible for benefits under the Plan may be eligible for Deferred Vested Benefits if at the time of termination of employment with the Participating Employer and its Affiliates: (a) the Employee had five or more years of Vesting Service; or (b) the Employee had attained age 65 and had completed five years of employment with the Participating Employer and its Affiliates.

G-8 4841-1404-2944.2 ARTICLE III. RETIREMENT BENEFITS Section 3.01. Normal and Early Retirement Benefits. Every eligible Employee upon retirement may elect to receive whichever of the following benefits is applicable: (a) Normal Retirement Benefits: Subject to subsection (c), the Normal Retirement Benefit for an eligible Employee shall be a monthly amount per year of Credited Service based on the following table: Retirement Date Monthly Amount On or after August 22, 2011 $27.50 (b) Early Retirement Benefits: Subject to subsection (c), the Early Retirement Benefit for an eligible Employee shall be an immediate or deferred benefit as determined in accordance with Section 3.01(a) of this Part, reduced by 1/180th thereof for each full month by which the Annuity Starting Date precedes the first day of the month following the month age 65 is attained, except if age 65 is attained on the first day of a month, that month shall not be included. (c) Offset from Benefits Payable under the Prior Plan. With respect to any eligible Employee who was a Transferred Employee, the Normal Retirement Benefit or Early Retirement Benefit shall be reduced by the amount of the benefit payable to such eligible Employee under the terms of the Prior Plan, calculated assuming the benefit payment under the Prior Plan had the same Annuity Starting Date as the benefits payable under this Part of the Plan. Section 3.02. Disability Retirement Benefits. The Disability Retirement Benefit for an Employee eligible therefor shall be composed of a disability annuity and a supplemental disability benefit. The disability annuity shall be a monthly amount computed in the same manner as Section 3.01(a) of this Part (including with application of the offset described in Section 3.01(c) of this Part). The supplemental disability benefit shall be an additional monthly amount computed in the same manner as Section 3.01(a) of this Part (including the application of the offset described in Section 3.01(c) of this Part), except that the supplemental disability benefit shall be reduced by the amount of Worker’s Compensation benefits and any present or future payments on account of injury, disease or disability under the Federal Social Security Act, as amended, or any other Federal or State Law under which the Participating Employer contributes through taxes or otherwise to benefits for injury, disease or disability of Employees, whether occupational or nonoccupational. Disability Retirement Benefits shall commence at the time set forth in the Master Plan Document. The benefits payable pursuant to this Section shall cease on the last day of the month during which the earliest of the following occurs: (a) the disability retiree recovers and returns to work; or (b) the Administrator determines that the disability retiree has sufficiently recovered to return to a regular occupation or employment for remuneration or profit; or

G-9 4841-1404-2944.2 (c) the disability retiree refuses to undergo a medical examination ordered by the Administrator; or (d) the disability retiree dies, or (e) the disability retiree elects to receive an Early Retirement Benefit or a Deferred Vested Benefit, as applicable; or (f) the disability retiree attains age 65. A disability retiree who returns to work after recovery will have prior Credited Service reinstated in lieu of the monthly Disability Retirement Benefit. A disability retiree who does not return to work after recovery will be eligible only for those benefits otherwise provided under the terms of this Part of the Plan as it existed at the time of Disability Retirement. A disability retiree shall be eligible to elect an Early Retirement Benefit or Normal Retirement Benefit if at the time of his or her election, he or she meets the age and service requirements of Section 2.03 or 2.04 of this Part as in effect on the date of his or her Disability Retirement. The Early Retirement Benefit or Normal Retirement Benefit shall be calculated and payable under the terms of the Plan as in effect on the date of the Employee’s Disability Retirement including the right to elect any form of payment available at such time. Section 3.03. Deferred Vested Benefits. The Deferred Vested Benefit shall be a monthly amount determined in accordance with Section 3.01(a) of this Part (subject to the offset described in Section 3.01(c) of this Part). An Employee may elect to receive such benefits upon attainment of age 65, or on or after the attainment of age 57, subject to the reduction calculated in accordance with Table G-1. Section 3.04. Automatic Pre-Retirement Survivor Protection. In the event, (a) an Employee dies after meeting the eligibility criteria for a retirement benefit pursuant to Section 2.02, 2.03, 2.04 of this Part or a Deferred Vested Benefit under 2.06 of this Part; or (b) a disability retiree dies while receiving Disability Retirement Benefits, the surviving spouse of the Employee or disability retiree shall be entitled to a survivor’s benefit. The monthly benefit will be an amount equal to 50% of the monthly benefit to which the Employee would have otherwise been entitled pursuant to Section 3.01(a) of the Master Plan Document – if the benefit were paid in the form of a single life annuity at the later of the date of death or the date the Employee would have been age 57, provided that the benefit payments to the surviving Spouse shall be reduced by 1% for each full year exceeding 10 years by which the Employee’s Spouse is younger than the Employee. The surviving Spouse benefit shall commence on the latest of: (i) the month following the Employee’s or disability retiree’s date of death,

G-10 4841-1404-2944.2 (ii) the month following the date the Employee would have been first eligible for a retirement or a deferred vested benefit, or (iii) the Annuity Starting Date requested by the surviving Spouse as the starting date in accordance with the procedures established by the Administrator, but in no event later than the Employee’s Normal Retirement Date. Benefit payments under this Section shall cease with the death of the surviving Spouse.

G-11 4841-1404-2944.2 ARTICLE IV. PAYMENT OF BENEFITS Section 4.01. Transfers and Reemployment. (a) Out of Employee Status: If either (x) an Employee is transferred to or (y) a terminated former Employee is reemployed in non-Employee status with a Participating Employer or an Affiliate, the benefits hereunder shall be determined as of the date such individual ceased active participation hereunder by (x) transferring to non-Employee employment or (y) terminating employment and shall be payable in accordance with the terms of this Part of the Plan in effect on such date, but only upon subsequent termination of employment with all Participating Employers and its Affiliates. For purposes of this Section, the applicable benefit determined as of the date of (x) transfer or (y) initial termination shall be the individual’s accrued benefit. If the individual is eligible under another defined benefit plan or another Part of the Plan with a corollary provision to this Section and elects to have the equivalent to this Section apply in such other plan or Part, then the applicable benefit shall also include any retirement supplements to which the individual (x) would then have been entitled if he or she had retired on the date of transfer, or (y) was or, if he or she had then retired, would have been entitled on the date of initial termination, except for any location closedown benefits, early retirement window supplements, periodic retiree increases limited to retirement within specified time periods, or similar benefits which require termination of employment due to certain causes or within a certain time period which is not satisfied. (b) Into Employee Status: Either (x) an individual who transfers to Employee status from non-Employee employment with a Participating Employer or its Affiliates or (y) a terminated, former Employee of a Participating Employer and its Affiliates who is subsequently reemployed in Employee status shall receive from this Plan a benefit calculated as described in (i), (ii), if eligible, or (iii) below at the individual’s election: (i) This method provides a benefit as follows: (A) a benefit using the formula hereunder with Credited Service earned from and after the date the individual becomes an Employee; plus (B) the Normal Retirement Date benefit payable under the defined benefit plan or other Part of this Plan in which the individual participated prior to becoming an Employee (the “prior plan”) using the formula and service credits of the prior plan or prior Part as of (x) the transfer date and assuming termination of employment on that date, or (y) the date of initial termination; plus (C) in the event (1) the benefit payable from the prior plan or prior Part is a deferred vested benefit, and (2) the prior plan or prior Part has a different calculation formula for Deferred Vested Participants than for retirees, and (3) such individual retires from this Part of the Plan, the benefit

G-12 4841-1404-2944.2 under this Part of the Plan shall be increased by a supplement equal to the difference between the retirement and deferred vested calculations referenced in (1) and (2). The benefit amount calculated above is payable as a Normal Retirement Date benefit. Vesting provisions, any early commencement factors, and optional form of payment factors shall be determined pursuant to this Part of the Plan, together with eligibility for any retirement supplements. In order to elect this option (i), an individual must receive any benefits payable from the prior plan or prior Part in the same form, at the same time, and subject to the same actuarial adjustment factors as provided in this Part of the Plan, and there shall be a monthly offset under this Part of the Plan for the amount of any benefit payment from the prior plan or prior Part. In no event may an individual receive duplicate benefits from this Part of the Plan and the prior plan or prior Part. (ii) If either (x) an individual transfers to Employee status and remains an Employee for a minimum of 36 consecutive calendar months following the end of the month preceding such transfer or (y) a terminated, former Employee of a Participating Employer and its Affiliates is subsequently reemployed in Employee status and remains an Employee for a minimum of 36 consecutive calendar months following the end of the month preceding such reemployment, the individual may elect this option (ii). The 36-month service requirement shall be waived for any individual (x) transferring to or (y) reemployed in Employee status who had previously been an Employee hereunder or who, while an Employee, dies, becomes totally and permanently disabled, or is terminated as a result of job abolition. Under this option, the benefit payable under this Part of the Plan shall be the greater of the following: the amount determined under (i) above, or (A) the amount determined under the formula of this Part using all years of Credited Service before and after (x) the transfer date or (y) the date of reemployment, calculated using the Credited Service definition under this Part of the Plan, both for service as an Employee and for service prior to the (x) transfer date or (y) date of initial termination. The benefit amount calculated above is payable as a Normal Retirement Date benefit. Vesting provisions, any early commencement factors and optional form of payment factors shall be determined pursuant to this Part of the Plan, together with eligibility for any retirement supplements. In order to elect this option (ii), an individual must receive any benefits payable from the prior plan in the same form, at the same time, and subject to the same actuarial adjustment factors as provided in this Part of the Plan, and there shall be a monthly offset under this Part of the Plan for the amount of any benefit payment from the prior plan or prior Part. In

G-13 4841-1404-2944.2 no event may an individual receive duplicate benefits from this Part of the Plan and the prior plan or prior Part. (iii) This option is the benefit payable under the prior plan or prior Part with the following three rules: (1) using the actuarial factors and supplements of the prior plan or prior Part to which (x) the individual would have been entitled if termination of employment occurred at the transfer date, or (y) the individual was or would have been entitled at the date of initial termination; (2) with vesting calculated using the terms of the prior plan or prior Part as of (x) the transfer date, or (y) the date of initial termination, but (3) disregarding any location closedown benefits, early retirement window supplements, periodic retiree increases limited to retirement within specified time periods, or similar benefits which require termination of employment due to certain causes or within a certain time period which is not satisfied. If assets and liabilities are transferred to this Plan from the prior plan, this subsection benefit shall be paid from this Plan; otherwise, it shall be paid from the prior plan. (c) For purposes of this Section, previous employment with an Affiliate includes only employment with such entity while it is an Affiliate and not employment prior to the date such entity became an Affiliate, if applicable.

G-14 4841-1404-2944.2 TABLE G-1 DEFERRED VESTED EARLY PAYMENT PERCENTAGES Participant’s Age At Commencement Of Benefit Month 57 58 59 60 61 62 63 64 65 0 46.0% 50.0% 55.0% 61.0% 67.0% 73.0% 81.0% 90.0% 100.0% 1 46.3 50.4 55.5 61.5 67.5 73.7 81.8 90.8 2 46.7 50.8 56.0 62.0 68.0 74.3 82.5 91.7 3 47.0 51.2 56.5 62.5 68.5 75.0 83.3 92.5 4 47.3 51.7 57.0 63.0 69.0 75.7 84.0 93.3 5 47.7 52.1 57.5 63.5 69.5 76.3 84.8 94.2 6 48.0 52.5 58.0 64.0 70.0 77.0 85.5 95.0 7 48.3 52.9 58.5 64.5 70.5 77.7 86.3 95.8 8 48.7 53.3 59.0 65.0 71.0 78.3 87.0 96.7 9 49.0 53.7 59.5 65.5 71.5 79.0 87.8 97.5 10 49.3 54.2 60.0 66.0 72.0 79.7 88.5 98.3 11 49.7 54.6 60.5 66.5 72.5 80.3 89.3 99.2

H-1 4841-1404-2944.2 PART H: RETIREMENT PLAN NUMBER ONE FOR HOURLY EMPLOYEES OF MCGILL MANUFACTURING CO., INC. Overview: • Participation frozen effective July 2, 2016. • Benefits frozen effective December 31, 2016. The purpose of this Part H is to provide benefits for Eligible Employees under this Part.

H-2 4841-1404-2944.2 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS Section 1.01. Format. Capitalized words and phrases defined in Section 1.02 shall have that defined meaning when used in this Part, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in Section 1.01 of the Master Plan Document. Similarly, cross references in this Part shall apply to the referenced section in this Part, unless specifically referred to as a section of the Master Plan Document. Section 1.02. Definitions. (a) “Accrued Benefit” means an amount equal to a Participant’s Normal Retirement Benefit at his or her Normal Retirement Date, based on his or her Years of Credited Service and the dollar benefit rate as applicable to such Participant as of the date of determination. (b) “Actuarial Equivalent” means the dollar value of any Accrued Benefit on a specified date, computed in accordance with the actuarial assumptions set forth on Exhibit H-1. Notwithstanding the foregoing, the Actuarial Equivalent of any lump sum benefit (or other form of payment to which Code Section 417(e)(3) applies) payable under the Plan shall be determined using the Applicable Mortality Table and the Applicable Interest Rate. (c) “Break in Service” means each twelve (12) consecutive month period which begins on the employment or reemployment anniversary date of an Employee next following each termination of employment and which ends immediately prior to his or her reemployment by the Employer or an Affiliate. (d) “Credited Service” means that period of Service determined pursuant to Section 4.01. (e) “Early Retirement Benefit” means the benefit as described in Section 5.02. (f) “Early Retirement Date” means the date as described in Section 3.02. (g) “Eligible Employee” means any Employee who is paid on an hourly basis and employed at the Bearing Division, Valparaiso Plant, including any such Employee who, whether as a result of corporate restructuring or the Employee’s successful application, becomes employed by a Legacy Regal Company on or after January 30, 2015 and before July 2, 2016. In no event, however, shall the definition of Eligible Employee include a Leased Employee, any Employee of the Employer who was previously employed by a Legacy Regal Company, or any Employee who was most recently hired or rehired on or after July 2, 2016. (h) “Employee” means, for purposes of this Part, any person classified by the Employer or a member of the Employer’s controlled group (within the meaning provided under Code Sections 414(b), (c), or (m) and including any other entity required to be aggregated with the Employer under regulations issued pursuant to Code Section 414(o)) as an employee on its payroll records.

H-3 4841-1404-2944.2 (i) “Employer” means, for purposes of this Part, McGill Manufacturing Co., Inc., an Indiana Corporation. (j) “Legacy Regal Company” means any entity that was a member of the Regal Beloit Corporation controlled group (within the meaning provided under Code Sections 414(b), (c), or (m)) as of January 29, 2015 or any successor thereto. (k) “Normal Payment Form,” in the case of a married Participant, means a joint and survivor or annuity payable to the Participant and his or her Spouse with the amount of the annuity of the surviving Spouse to be 50% of the amount of the annuity paid to the Participant. The term “Normal Payment Form,” in the case of a non-married Participant, means an annuity payable to the Participant for the Participant’s life. Determination of marital status and who is the Participant’s Spouse is determined at the Annuity Starting Date. (l) “Normal Retirement Age” means such Participant’s attainment of age 65 and the fifth anniversary of the time such Participant commenced participation in the Plan. (m) “Normal Retirement Benefit” means the benefit as described in Section 5.01. (n) “Normal Retirement Date” means the date described in Section 3.01. (o) “Postponed Retirement Benefit” means the benefit described in Section 5.03. (p) “Postponed Retirement Date” means the date described in Section 3.03. (q) “Qualified Plan” means any plan qualified under Code Section 401. (r) “Required Beginning Date” means the April 1 following the calendar year in which the Participant attains age 70 1/2, even if the Participant is still employed. (s) “Service” means any day on which an individual performs services for the Employer as an Employee within the meaning of this Part. (t) “Spouse” means either (1) the person to whom a Participant is lawfully married on his or her Annuity Starting Date or (2) in the event the Participant dies prior to his or her Annuity Starting Date, the person to whom the Participant was married throughout the one (1) year period preceding the Participant’s death. For purposes hereof, “lawfully married” means legally married (A) under the laws of the United States (or one of the United States) or any other generally recognized jurisdiction and (B) for federal tax purposes. (u) “Vesting Service” means that period of Service determined pursuant to Section 4.02.

H-4 4841-1404-2944.2 ARTICLE II. ELIGIBILITY Section 2.01. Participants. Each person who was a Participant on December 31, 2016 shall continue to be a Participant on January 1, 2017. No individual shall become a participant on or after January 1, 2017. Section 2.02. Cessation Of Participation. A person shall cease to be a Participant when he or she has ceased to be employed by the Employer, and (a) he or she has no vested benefit under the Plan; or (b) he or she has received from the Plan a lump sum distribution or a series of distributions of cash or other property which represents the balance to his or her credit under the Plan; or (c) the entire benefit rights of the person (i) are fully guaranteed by an insurance company, insurance service or insurance organization licensed to do business in a State, and are legally enforceable by the sole choice of the individual against the insurance company, insurance service or insurance organization; and (ii) a contract, policy or certificate describing the benefits to which the person is entitled under the Plan has been issued to the person.

H-5 4841-1404-2944.2 ARTICLE III. RETIREMENT DATES Section 3.01. Normal Retirement Date. A Participant’s Normal Retirement Date shall be the first day of the month coinciding with or next following his or her Normal Retirement Age, provided that the Participant has terminated employment with the Employer and its Affiliates as of such date. Section 3.02. Early Retirement Date. A Participant’s Early Retirement Date shall be the first day of the month coinciding with or next following the later of (a) or (b): (a) the date he or she has attained age 55 and completed 10 years of Credited Service, or such later date the Participant may select that is before the date he or she attains age 65; and (b) the date he or she terminates employment with the Employer and its Affiliates other than by death or permanent and total disability as defined in Section 6.02, provided such date is before the Participant’s Normal Retirement Date. Section 3.03. Postponed Retirement Date. A Participant’s Postponed Retirement Date shall be the first day of the month coinciding with or next following the date he or she ceases employment with the Employer and its Affiliates (other than by death) after his or her Normal Retirement Date, but prior to his or her Required Beginning Date.

H-6 4841-1404-2944.2 ARTICLE IV. SERVICE Section 4.01. Credited Service. “Credited Service” means the full and fractional years which are credited to a Participant for the purpose of determining his or her Accrued Benefit determined as follows: (a) A Participant shall be granted Credited Service for any periods of employment with the Employer as an Eligible Employee. A year of Credited Service means twelve (12) months of Credited Service, and any fractional year of a Participant’s total Credited Service in excess of a whole number of years shall be calculated in completed months; provided, that any portion of a month in excess of a whole number of months shall be counted as a completed month; provided further, that the number of years of Credited Service which a Participant is granted for the period between January 1, 1968 and December 31, 1985 (inclusive) shall not be less than the number of years of Credited Service which he or she would have been granted for such period in accordance with the terms of Retirement Plan Number One for Hourly Employees of McGill Manufacturing Co., Inc. as in effect as of June 30, 1985. (b) If a Participant terminated employment with McGill Manufacturing Co., Inc., or its predecessors, prior to January 1, 1976 and is rehired at a later date, any years of Credited Service prior to such employment termination date shall not be recognized after the Participant is rehired if such years of Credited Service would not have been recognized under the terms of the Retirement Plan Number One for Hourly Employees of McGill Manufacturing Co., Inc. as in effect on December 31, 1975 because of such break in service. (c) Notwithstanding anything herein to the contrary, Credited Service shall not include periods of service after December 31, 2016 other than for purposes of determining a Participant’s eligibility for, and the amount of, an Early Retirement Benefit under Section 4.2 and Section 6.2 hereof. Section 4.02. Vesting Service. “Vesting Service” means the full and fractional years which are credited to an Employee for the purpose of determining the vested portion of his or her Accrued Benefit, determined as follows: (a) Except as otherwise provided below, a year of Vesting Service shall be granted for each full twelve (12) month period between an Employee’s date of hire (or August 1, 1968, if later) and his or her termination of employment from the Employer and its Affiliates. A year of Vesting Service shall be granted for the twelve (12) month period commencing on the Participant’s employment anniversary date (or, if the Employee was hired prior to August 1, 1968, the August 1) next preceding his or her termination of employment date, provided, that during the portion of such period before his or her termination of employment date the Employee has completed one thousand (1,000) Hours of Service; otherwise, the Employee shall be granted a fractional year of Vesting Service for the period between such employment anniversary date (or such August 1) and his or her termination of employment date calculated in completed months, and any portion of a month in excess of a whole number of months during that period shall be counted as a completed month.

H-7 4841-1404-2944.2 (b) If a Participant terminated employment with McGill Manufacturing Co., Inc., or its predecessors, prior to January 1, 1976 and is rehired at a later date, any service prior to such termination of employment date shall not be recognized as years of Vesting Service if such service would not have been recognized as Credited Service under the terms of Retirement Plan Number One for Hourly Employees of McGill Manufacturing Co., Inc. as in effect on December 31, 1975 because of such break in service. For purposes of this Section, Hours of Service shall be credited for any period of a Participant’s temporary layoff or other leave of absence which is included in years of Vesting Service, on the basis of a Participant’s normal (but not to exceed a forty-five (45) hour) work week. Section 4.03. Leave of Absence. (a) Business Agent. A leave of absence for service as a business agent for the collective bargaining representative of Participants shall be included in years of Credited Service for a period not to exceed four (4) years, subject to Section 4.01(c). (b) Layoff. A period of temporary layoff shall be included in (i) years of Credited Service for a period not to exceed two (2) years, subject to Section 4.01(c), and (ii) years of Vesting Service for a period not to exceed one (1) year. For purposes of the Plan, a period of temporary layoff shall be treated as a leave of absence, except as may be expressly provided to the contrary elsewhere in the Plan. (c) Failure to Return. If a Participant, in the case of an unpaid leave of absence, does not return to active employment within the time period prescribed therefor and has not retired in accordance with subsection (d) or died during the term of the leave of absence, the Participant shall be considered to have terminated employment for purposes of the Plan as of the first to occur of (i) the date the Participant resigns or is dismissed from the employ of the Employer; (ii) the first anniversary of the date the leave of absence of the Participant commenced; or (iii) the last day of the term of the leave of absence of the Participant. (d) Election to Commence Benefits. A Participant on a leave of absence may elect to commence benefits without returning to active employment with the Employer if otherwise eligible. Section 4.04. Credited Service and Vesting Service Prior to Break in Service. If a person’s employment with the Employer and its Affiliates is terminated when he or she has no nonforfeitable right to a benefit under the Plan and the number of his or her consecutive years in which he or she has a Break in Service equals or exceeds the greater of (a) five (5) or (b) the number of his or her years of Vesting Service accrued prior to such termination, the years of Credited Service and Vesting Service accrued prior to such termination of employment will be disregarded. Section 4.05. Maternity or Paternity Absence. In the case of an Eligible Employee who is absent from work: (a) by reason of the pregnancy of the individual,

H-8 4841-1404-2944.2 (b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement, the Eligible Employee shall be credited with Service following the date such absence begins until the third employment or reemployment anniversary date of such Eligible Employee following the date such absence begins. In order to receive credit under this Section, an Eligible Employee must furnish to the Employer information establishing (i) that the absence from work is for one of the reasons described in this Section and (ii) the number of days for which the Eligible Employee was absent. Section 4.06. Family and Medical Leave Act. Solely for purposes of determining whether a Break in Service has occurred, an Eligible Employee shall be credited with Service during a leave of absence taken pursuant to the Family and Medical Leave Act of 1993.

H-9 4841-1404-2944.2 ARTICLE V. PENSION BENEFITS Section 5.01. Normal Retirement Benefit. A Participant who commences benefits at his or her Normal Retirement Date shall receive a monthly Normal Retirement Benefit for his or her life, at the time and in the manner specified in Article IX, in an amount equal to the number of years of Credited Service of the Participant multiplied by the dollar benefit rate as applicable to such Participant determined as follows: (a) Pre-July 1, 1993 Hire Date: If hired prior to July 1, 1993 and the date of employment termination is: Applicable Benefit Rate On or after 7/1/85 but prior to 7/1/87 $15.00 On or after 7/1/87 but prior to 7/1/88 $15.50 On or after 7/1/88 but prior to 7/1/89 $16.00 On or after 7/1/89 but prior to 3/1/92 $16.50 On or after 3/1/92 but prior to 7/1/92 $17.50 On or after 7/1/92 but prior to 7/1/98 $18.50 On or after 7/1/98 but prior to 7/3/00 $19.00 On or after 7/3/00 but prior to 7/1/01 $19.50 On or after 7/1/01 but prior to 7/1/05 $20.50 On or after 7/1/05 but prior to 7/1/06 $21.00 On or after 7/1/06 but prior to 7/1/08 $21.50 On or after 7/1/08 but prior to 7/1/10 $22.00 On or after 7/1/10 but prior to 7/1/11 $22.50 On or after 7/1/11 but prior to 7/1/13 $23.00 On or after 7/1/13 but prior to 7/1/15 $23.50 On or after 7/1/15 $24.00 (b) July 1, 1991 and Later Hire Date: If hired on or after July 1, 1993 and the date of employment termination is: Applicable Benefit Rate On or after 7/1/93 but prior to 7/1/98 $14.00 On or after 7/1/98 but prior to 7/3/00 $14.50 On or after 7/3/00 but prior to 7/1/01 $15.00 On or after 7/1/01 hut prior to 7/1/05 $16.00 On or after 7/1/05 but prior to 7/1/06 $16.50 On or after 7/1/06 but prior to 7/1/08 $17.00 On or after 7/1/08 but prior to 7/1/10 $17.50 On or after 7/1 /10 but prior to 7/1/11 $18.00 On or after 7/1/11 but prior to 7/1/13 $18.50 On or after 7/1/13 but prior to 7/1/15 $19.00 On or after 7/1/15 $19.50

(c) Freeze of Benefit Rate. Notwithstanding the foregoing, (i) with respect to any Participant who is employed on December 31, 2016, such Participant's applicable benefit rate shall be determined as if such participant terminated employment on December 31, 2016, and (ii) with respect to any other Participant, such Participant's applicable benefit rate shall be determined with respect to the period through the date on which the Participant most recently terminated employment prior to January 1, 2017.

Section 5.02. Early Retirement Benefit. A Participant who commences benefits at his or her Early Retirement Date shall receive a monthly Early Retirement Benefit at the time and in the manner specified in Article IX. Such benefit, when expressed as a monthly benefit for the Participant's life, shall be equal to the benefit to which he or she would be entitled at his or her Normal Retirement Date as calculated under Section 5.01 based on his or her years of Credited Service up to, and the dollar benefit rate applicable to such Participant as of, such Early Retirement Date (or as of December 31, 2016, if earlier), but such monthly benefit shall be reduced to a percentage thereof determined in accordance with the following table:

	Years of Credited Service	
Age	Less Than 30 Years	30 Years or More
64	94%	100%
63	88%	100%
62	82%	100%
61	76%	100%
60	70%	100%
59	66%	100%
58	62%	97%
57	58%	94%
56	54%	91%
55	50%	88%

If payment of a Participant's Early Retirement Benefit does not commence on his or her birthday, then the percentage corresponding to the Participant's age at his or her birthday next preceding his or her Annuity Starting Date shall be increased, for each full month between that birthday and his or her Annuity Starting Date, by one-twelfth (1/12) of the difference between said percentage and the percentage corresponding to the age of the Participant at his or her birthday next following his or her Annuity Starting Date.

Section 5.03. Postponed Retirement Benefit.

(a) Commencement. A Participant who commences benefits at his or her Postponed Retirement Date but before his or her Required Beginning Date shall receive a monthly Postponed Retirement Benefit at the time and in the manner specified in Article IX. Such benefit, when expressed as a monthly benefit for the Participant's life, shall be equal to the benefit to which he or she would be entitled at his or her Normal Retirement Date as calculated under Section 5.01 based on his or her years of Credited Service up to, and the dollar benefit rate applicable to such Participant as of, the Participant's actual retirement (or as of December 31,

H-10

4841-1404-2944.2

H-11 4841-1404-2944.2 2016, if earlier). Notwithstanding anything herein to the contrary, in no event shall the Participant’s Postponed Retirement Benefit be less than the Normal Retirement Benefit as of his or her Normal Retirement Date increased by an actuarially equivalent value to reflect the monthly payments that would have been paid, if he or she had actually retired on such date, for each calendar month that he or she does not receive pay for at least 40 Hours of Service (disregarding for this purpose any Hours of Service resulting from an award or agreement as to back pay); provided, that the amount of such increase shall be reduced (but not below zero) on an actuarially equivalent basis to reflect the amount, if any, the Participant accrues since his or her Normal Retirement Date (but not beyond his Required Beginning Date). (b) Suspension. Notwithstanding the foregoing, if a Participant remains employed by the Employer beyond his or her Normal Retirement Date, then his Normal Retirement Benefit shall be suspended until his or her Postponed Retirement Date or, if earlier, his or her Required Beginning Date. The Employer shall notify the Participant of such suspension pursuant to the requirements of Department of Labor Regulations Section 2530.203-3 during the first calendar month in which the Participant attains his or her Normal Retirement Date. If, however, the Employer fails to provide such notice, then the benefits payable under the Plan shall be increased by an actuarially equivalent value in accordance with the requirements of the Code and ERISA Section 203(a); provided, that the amount of such increase shall be reduced (but not below zero) on an actuarially equivalent basis to reflect the amount the Participant accrues since his or her Normal Retirement Date (but not beyond his Required Beginning Date). In no event, however, shall a Participant’s benefits be suspended hereunder if he or she earns fewer than 40 Hours of Service during a calendar month after such Participant’s Normal Retirement Date. Section 5.04. In-Service Benefit. A Participant who remains employed by the Employer until his or her Required Beginning Date shall begin receiving a monthly in-service Benefit commencing as of his or her Required Beginning Date in the manner specified in Article IX. The amount of a Participant’s in-service benefit, when expressed as a monthly benefit for the Participant’s life, shall be equal to the benefit to which he or she would be entitled at his or her Normal Retirement Date as calculated under Section 5.01 based on his or her years of Credited Service up to, and the dollar benefit rate applicable to such Participant as of, the date on which his or her benefits commence (or as of December 31, 2016, if earlier). As long as such a Participant remains employed by the Employer, his or her benefit shall be recalculated as of the first day of each succeeding calendar year based on his or her years of Credited Service up to, and the dollar benefit rate applicable to such Participant as of, the date of such calculation (or as of December 31, 2016, if earlier), but such recalculated benefit shall be offset by the Actuarial Equivalent of the in-service benefits which the Participant has received under the Plan. In no event shall any such recalculated benefit be less than the benefit the Participant was receiving immediately prior to such recalculation.

H-12 4841-1404-2944.2 Section 5.05. Actuarial Increase. The benefit of a Participant whose Annuity Starting Date is later than the April 1 following the calendar year in which he or she attains age 70½ shall be actuarially increased, to the extent required under Code Section 401(a)(9)(C), to take into account the period after such April 1 during which the Participant is not receiving any benefits under the Plan. Section 5.06. Limitation Of Benefit. Notwithstanding anything in this Plan to the contrary, a Participant who is no longer employed by the Employer or any Affiliate shall be considered a terminated Employee and such Participant’s accrual of benefits under the Plan shall cease no later than the date he or she no longer is employed.

H-13 4841-1404-2944.2 ARTICLE VI. DISABILITY BENEFIT Section 6.01. Disability Payments. A Participant who has attained age 40 and completed 20 years of Credited Service (or 10 years of Credited Service if hired before July 1, 1990) and who becomes permanently and totally disabled, as set out in Section 6.02 hereof, prior to his or her Normal Retirement Date shall become fully vested (if not already fully vested) in his or her benefit. Such Participant may elect, after he or she is determined to be disabled, to begin receiving the benefits provided in Section 5.01 as of an Annuity Starting Date. Such benefit shall be based on his or her years of Credited Service, and the dollar benefit rate applicable to such Participant, as of his or her date of disability (or as of December 31, 2016, if earlier). The Participant’s disability benefit shall be reduced by any benefits payable to the Participant under Worker’s Compensation or Occupational Disease laws for which the Employer is liable (except fixed statutory payments for the loss of any bodily member). Any lump sum payment on account of Worker’s Compensation or Occupational Disease laws which is deductible in accordance with this Section shall be divided by the number of weeks for which the award is based and the monthly amount shall be charged against the monthly disability benefit otherwise payable under the Plan from the date of such lump sum payment until such lump sum, as so charged, is exhausted. If prior to the Participant’s Normal Retirement Date the Administrator determines that the Participant is no longer disabled, or if the Participant refuses to submit to a medical examination at any reasonable time prior to his or her Normal Retirement Date (no more frequently than semi-annually) for the purpose of verifying the continuance of his or her disability, payment of his or her disability benefit shall cease. If the Participant’s disability benefit is not discontinued prior to his or her Normal Retirement Date, the Participant shall continue to be entitled to the same monthly benefit after his or her Normal Retirement Date. Section 6.02. Determination Of Disability. A Participant shall be deemed to be permanently and totally disabled only if: (a) while employed by the Employer he or she has been totally disabled by bodily injury or disease so as to be prevented thereby from engaging in any substantial gainful activity; and (b) such total disability shall have continued for a period of six (6) consecutive months and will, in the opinion of a qualified physician satisfactory to the Administrator, be permanent and continuous during the remainder of such Participant’s lifetime. Notwithstanding the foregoing, a permanent and total disability which is either incurred while serving in the armed forces, intentionally self-inflicted, or the result of malicious criminal conduct, addiction to narcotics or habitual drunkenness shall not give rise to a disability benefit under this Section. The Administrator shall have the right to verify the continued existence of a Participant’s permanent and total disability at reasonable times prior to his or her Normal Retirement Date. A Participant who refuses to submit to a medical examination shall be presumed to have recovered from his or her permanent and total disability.

H-14 4841-1404-2944.2 ARTICLE VII. PRE-RETIREMENT DEATH BENEFIT Section 7.01. Pre-Retirement Death Benefit. If a Participant (a) has a vested entitlement to benefits under the Plan, (b) dies before his or her Annuity Starting Date under the Plan, and (c) was married for the full year ending on his or her date of death, his or her surviving Spouse shall be paid, commencing on the first day of the month following the later of the Participant’s death or the date the Participant would have attained age 65, or 55, whichever date the Participant is first eligible to retire, a death benefit payable in the form of a survivor annuity for the life of the surviving Spouse; provided, however, that distribution to the surviving Spouse shall not be made prior to the date the Participant would have attained age 65 without the consent of the surviving Spouse. The amount payable to the Participant’s surviving Spouse shall be 50% (or such larger amount elected under Section 3.02 of the Master Plan Document, with the surviving Spouse as joint annuitant, within ninety (90) days before the Participant’s Annuity Starting Date) of the amount calculated under Section 5.01 based on the Participant’s years of Credited Service until, and the dollar benefit rate applicable to such Participant as of, his or her death (or as of December 31, 2016, if earlier), with the following adjustments: (i) The amount payable shall be adjusted downward by the actuarial factor applied to convert a life annuity to such form of benefit; and (ii) If payments begin before the Participant’s Normal Retirement Date, the amount payable shall be further adjusted downward by applying the early retirement reduction factors.

H-15 4841-1404-2944.2 ARTICLE VIII. VESTING Section 8.01. Benefits On Termination of Employment. (a) Vesting. A Participant whose employment is terminated prior to becoming eligible for a benefit under Article III shall be entitled to the vested percentage of such Participant’s Accrued Benefit. Such benefit shall be based on his or her years of Credited Service up to, and the dollar benefit rate applicable to such Participant as of, his or her termination of employment (or as of December 31, 2016, if earlier). A Participant’s vested percentage of such benefit shall be determined in accordance with the following: Years of Vesting Service Vested Percentage of Accrued Benefit Less than 5 0% 5 100% (b) Commencement of Benefit. Such Participant may elect, after attaining Normal Retirement Age or satisfying the requirements for an Early Retirement Date, to begin receiving the benefits provided in Article V as of an Annuity Starting Date based on his or her years of Credited Service up to, and the dollar benefit rate applicable to such Participant as of, his or her termination of employment (or as of December 31, 2016, if earlier). Section 8.02. Duplicating Payments. No Participant receiving Normal, Early, Postponed or in-service Retirement Benefits under the provisions of Article V shall be entitled to receive any additional or duplicating pension payments under this Article and no Participant entitled to receive benefits pursuant to this Article shall be eligible for the Disability Benefit provided by Article VI. Section 8.03. Timing And Manner Of Payments. Benefits provided pursuant to this Article shall be paid at the time and in the manner specified in Article III of the Master Plan Document. Section 8.04. Termination Prior To Vesting. A Participant whose employment is terminated before he or she has a vested interest in Plan benefits shall receive no benefits under this Article. Section 8.05. Vesting Upon Attainment Of Normal Retirement Date. Notwithstanding anything to the contrary contained in the Plan, a Participant who remains in the employment of the Employer or one of its Affiliates until attainment of his or her Normal Retirement Age shall have a nonforfeitable right to 100% of his or her Normal Retirement Benefit calculated under Section 5.01. Section 8.06. Accelerated Vesting. Notwithstanding anything to the contrary contained in the Plan, each Participant who is an active Participant on December 31, 2016 shall have a nonforfeitable right to such Participant’s Accrued Benefit, regardless of the number of years of Vesting Service such Participant has completed as of such date.

H-16 4841-1404-2944.2 ARTICLE IX. TIMING AND OPTIONAL FORMS OF BENEFITS Section 9.01. Suspension of Benefits Upon Reemployment. In the event a Participant who is receiving benefits under the Plan returns to the full-time employment of the Employer (as defined in the Employer’s employment practices) prior to his or her Required Beginning Date, payment of his or her benefits will continue. Upon his or her subsequent termination of employment with the Employer, the Participant shall continue to receive the benefit he or she was receiving during the period of reemployment; provided that, if the Participant’s most recent termination of employment occurred prior to January 1, 2018, then, to the extent the law so requires, in no event shall the Participant receive a benefit that is less valuable, on an actuarial basis, than the benefits to which he or she would be entitled under the Plan as in effect on the date of such subsequent termination, taking into account his or her age at the time of such subsequent termination and his or her years of Credited Service earned during his or her period of reemployment (if any), reduced by the value of the benefits, other than disability benefits, he or she received prior to his or her subsequent termination date. Section 9.02. Timing Of Distributions. (a) Prior To Normal Retirement Date. If a Participant’s employment is terminated before his or her Normal Retirement Date for any reason other than his or her death, the Participant may request the distribution application forms at any time on or after the date ninety (90) days before the date he or she is first eligible to begin receiving an Early Retirement Benefit or Normal Retirement Benefit, as applicable. If a Participant remains employed until he or she meets the requirement for early retirement, such Participant may request at any time that the Employer provide him or her with the distribution notice described in Section 3.03 of the Master Plan Document as well as benefit election forms. When such a request is made, the Employer shall promptly provide the distribution notice and benefit election forms to the Participant if the Actuarial Equivalent lump sum value of the Participant’s vested Accrued Benefit exceeds $5,000. In order to begin receiving benefits, the Participant must properly complete his or her benefit election forms and make certain the Employer receives them before the first day of the month which contains the date which is ninety (90) days after the date of the distribution notice provided by the Employer. If the forms are properly completed and timely received, distribution of the Participant’s benefits will commence in the form elected by the Participant (1) as of the first day of the month following the date the distribution notice is distributed to the Participant if properly completed forms are returned either on or before such first day of the month or before the expiration of the seven (7) day period beginning the day after the date the distribution notice is distributed, or (2) as of the first day of the month after the Employer receives properly completed forms if such forms are returned after the time described in (1) above. Such first day of the month shall be his or her Annuity Starting Date. In no event shall any payments be made before seven (7) days have elapsed since the date the Participant received the distribution notice. (b) Continued Employment Until Required Beginning Date. A Participant who remains employed by the Employer until the January immediately preceding his or her Required Beginning Date shall receive the distribution notice described in Section 3.03 of the Master Plan Document as well as benefit election forms within the 30- to 90-day period before his or her Required Beginning Date. If the Participant properly completes his or her benefit

H-17 4841-1404-2944.2 election forms and returns them to the Employer before his or her Required Beginning Date, the Participant’s benefits will commence in the form elected by the Participant as of his or her Required Beginning Date. If the Participant fails to properly complete and return his or her benefit election forms before his or her Required Beginning Date, distribution of his or her vested Accrued Benefit will commence at his or her Required Beginning Date in the Normal Payment Form, and his or her Annuity Starting Date shall be his or her Required Beginning Date. Section 9.03. Payment Forms. In the absence of an election otherwise, a Participant’s will receive his or her retirement benefits in the Normal Payment Form. A Participant may elect, in lieu of the Normal Payment Form, to receive his or her retirement benefits in one of the optional payment forms provided in Section 3.02 of the Master Plan Document.

H-18 4841-1404-2944.2 ARTICLE X. TRANSFERS Section 10.01. Termination Of Employment. Transfers within the Employer or between the Employer and any Affiliate shall not be considered a termination of employment under the Plan. Termination of employment under the Plan shall occur when an employee is no longer employed by the Employer or any Affiliate. Section 10.02. Vesting Service. In determining Vesting Service under the Plan, periods of Service by an Employee with the Employer or any Affiliate shall be included, but only with respect to Service during any period that such entities are required to be aggregated under Code Sections 414(b), (c) or (m) or regulations issued pursuant to Code Section 414(o). Section 10.03. Acquisition Of Assets. If the Employer acquired the assets (through purchase, merger or otherwise) of any other entity and hired persons who had been employed by such entity, the division or other subgroup in which such persons were employed shall be excluded from the groups included in the definition of “Eligible Employee” unless the Employer communicated to such division or subgroup that such division or subgroup would be accruing benefits under the Plan.

EXHIBIT H-1

Actuarial Assumptions

I. Joint and Survivor Annuity Form of Payment

Age of Employee Less Age of Joint Annuitant	Age-Related Retirement Percent of Life Annuity Payable To Employee with 50%, 66-2/3%, 75% Or 100% of Reduced Amount Payable to Joint Annuitant				Disability Retirement Percent of Life Annuity Payable to Employee with 50% of Reduced Amount Payable to Joint Annuitant
	50%	66-2/3%	75%	100%	
20*	78.20	76.10	74.10	68.10	66.30
19	78.40	76.40	74.40	68.40	66.60
18	78.70	76.70	74.70	68.80	66.90
17	79.00	77.10	75.10	69.20	67.20
16	79.40	77.50	75.50	69.60	67.60
15	79.80	77.90	75.90	70.10	68.00
14	80.20	78.40	76.40	70.70	68.40
13	80.60	78.90	76.90	71.30	68.80
12	81.00	79.40	77.40	71.90	69.20
11	81.40	79.90	77.90	72.50	69.60
10	81.80	80.40	78.40	73.10	70.00
9	82.20	80.90	78,90	73.70	70.40
8	82.60	81.40	79.40	74.30	70.80
7	83.00	81.90	79.90	74.90	71.30
6	83.40	82.40	80.40	75.50	71.80
5	83.90	82.90	81.00	76.10	72.30
4	84.40	83.40	81.50	76.80	72.80
3	84.90	83.90	82.10	77.50	73.40
2	85.40	84.50	82.70	78.20	74.00
1	85.90	85.10	83.30	79.00	74.60
0	86.40	85.70	84.00	79.80	75.20
-1	86.90	86.20	84.60	80.60	75.80
-2	87.40	86.70	85.20	81.40	76.40
-3	87.90	87.20	85.80	82.20	77.00
-4	88.40	87.70	86.40	83.00	77.70
-5	88.90	88.20	86.90	83.70	78.40
-6	89.40	88.70	87.50	84.40	79.20
-7	89.90	89.20	88.10	85.10	80.00
-8	90.40	89.70	88.60	85.80	80.80
-9	90.90	90.20	89.20	86.50	81.50
-10	91.40	90.70	89.80	87.20	82.20
-11	91.90	91.20	90.30	87.90	82.90
-12	92.40	91.70	90.90	88.60	83.60

H-19

4841-1404-2944.2

Age of Employee Less Age of Joint Annuitant	Age-Related Retirement Percent of Life Annuity Payable To Employee with 50%, 66-2/3%, 75% Or 100% of Reduced Amount Payable to Joint Annuitant				Disability Retirement Percent of Life Annuity Payable to Employee with 50% of Reduced Amount Payable to Joint Annuitant
-13	92.90	92.20	91.50	89.30	84.30
-14	93.40	92.70	92.00	90.00	85.00
-15	93.90	93.20	92.60	90.70	85.70
-16	94.30	93.70	93.10	91.40	86.40
-17	94.70	94.20	93.70	92.10	87.10
-18	95.00	94.70	94.20	92.80	87.80
-19	95.30	95.20	94.60	93.40	88.50
-20 or more	95.60	95.70	95.10	93.90	89.20

Reduce applicable Percent by an additional .20% for the Joint & 50% Contingent Annuity form, and by an additional .30% for the other forms, for each year in excess of 20. Example: Under the Joint & 50% Contingent Annuitant form, if employee is 23 years older than joint annuitant, reduce the 78.20% by .60% to 77.605.

II. 10 Years Certain and Life Form

Age at Date of Retirement	Percent of Life Annuity Benefits Payable to Employee
55	97.30%
56	97.00%
57	96.60%
58	96.20%
59	95.80%
60	95.30%
61	94.80%
62	94.10%
63	93.40%
64	92.60%
65	91.70%
66	90.70%
67	89.70%
68	88.50%
69	87.30%
70	85.90%

Note: The above table only gives the factors for years of attained age. The factor used to determine a Retirement benefit will take into account years and months of attained age at Retirement for example, the factor of age 62 and 6 months is 93.75%.

H-20

4841-1404-2944.2

I-1 4841-1404-2944.2 PART I: REGAL POWER TRANSMISSIONS SOLUTIONS PENSION PLAN – APPENDIX A – KOP-FLEX MEMORIAL LODGE 1784 & DISTRICT LODGE 12 UNION EMPLOYEES Overview: • Plan frozen to new hires effective January 30, 2015. The purpose of this Part I is to provide benefits for Eligible Employees under this Part.

I-2 4841-1404-2944.2 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS Section 1.01. Format. Capitalized words and phrases defined in Section 1.02 shall have that defined meaning when used in this Part, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in Section 1.01 of the Master Plan Document. Similarly, cross references in this Part shall apply to the referenced section in this Part, unless specifically referred to as a section of the Master Plan Document. Section 1.02. Definitions. (a) “Accrued Benefit” means a Participant’s benefit, as determined hereunder, expressed in the Normal Form beginning on or after the Participant’s Normal Retirement Date. (b) “Actuarial Equivalent” for benefits shall be determined on the basis of 7.5% interest and the 1983 Group Annuity Mortality Table as set forth in Revenue Ruling 95-6, 1995-1 C.B. 80. (c) “Break in Service” means the completion of 500 or fewer Hours of Service by an Employee or former Employee during a computation period or any twelve (12) consecutive month Period of Severance, as applicable. (d) “Contingent Annuitant” means an individual named by the Participant to receive a benefit after the Participant’s death in accordance with a survivorship annuity. (e) “Early Retirement Age and Service Requirements” means the date on which a Participant first meets the requirement(s) of either (i) or (ii) below: (i) He or she has attained age sixty (60) and completed ten (10) years of Vesting Service. (ii) He or she has completed thirty (30) years of Vesting Service. (f) “Early Retirement Date” means the first day of any month before a Participant’s Normal Retirement Date that the Participant selects for the start of his retirement benefits. This day shall be on or after the date he or she has a Severance from Employment and satisfies the Early Retirement Age and Service Requirements. (g) “Eligible Employee” means, for purposes of this Part I, a person classified by the Employer as an employee of Kop-Flex, Inc. as an hourly paid employee who is represented for collective bargaining purposes by the Union. As of January 30, 2015, no active Employees are covered by this Part I. (h) “Employment Commencement Date” means the date an Employee first performs an Hour of Service. (i) “Late Retirement Date” means the first day of any month that is after a Participant’s Normal Retirement Date and on which retirement benefits begin. If a Participant continues to work for the Employer after his or her Normal Retirement Date, his or her Late

I-3 4841-1404-2944.2 Retirement Date shall be the first day of the month on or after the date he or she has a Severance from Employment. (j) “Normal Form” means a single life annuity with certain period of five years. (k) “Normal Retirement Age” means the later of age sixty-five (65) or a Participant’s fifth (5th) anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. (l) “Normal Retirement Benefit” means the Participant’s Accrued Benefit. (m) “Normal Retirement Date” means the first day of the month on or after the date the Participant reaches his Normal Retirement Age, provided that he or she has terminated employment from the Company and its Affiliates before such date. (n) “Parental Absence” means an Employee’s absence from work: (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. (o) “Pension Credited Service” means an Eligible Employee’s Period of Service. Pension Credited Service may continue to be credited for up to two (2) years if a Participant is on lay-off, pursuant to the collective bargaining agreement between the Employer and the Union. However, Pension Credited Service for benefit accrual purposes shall not include: (i) service before November 1, 1986, and (ii) service while not an Eligible Employee. (p) “Period of Service” means a period of time beginning on an Employee’s Employment Commencement Date or Reemployment Commencement Date (whichever applies) and ending on his or her most recent Severance Date. For purposes of calculating an Employee’s Period of Service, the following rules shall apply: (i) A Period of Service shall be expressed as years and fractional parts of a year (to two decimal places) on the basis that 365 days equal one year. (ii) A Period of Severance shall be deemed to be a Period of Service under either of the following conditions: (A) the Period of Severance immediately follows a period during which an Employee is not absent from work and ends within twelve (12) months; or (B) the Period of Severance immediately follows a

I-4 4841-1404-2944.2 period during which an Employee is absent from work for any reason other than quitting, being discharged, or retiring (such as a leave of absence or layoff) and ends within twelve (12) months of the date he or she was first absent. (iii) A Period of Service shall be reduced by (A) all or any part of a Period of Service that is not counted pursuant to the rules set forth in this Plan and/or (B) any Period of Severance that occurred prior to his most recent Severance Date, unless such Period of Severance is included under the service spanning rules described in (ii) above. (q) “Period of Severance” means a period of time beginning on an Employee’s Severance Date and ending on the date he or she again performs an Hour of Service. A one-year Period of Severance means a Period of Severance of twelve (12) consecutive months. Solely for purposes of determining whether a one-year Period of Severance has occurred for eligibility or vesting purposes, the consecutive twelve (12) month period beginning on the first anniversary of the first date of a Parental Absence shall not be a one-year Period of Severance. (r) “Predecessor Employer” means a firm of which the Employer was once a part (e.g., due to a spinoff or change of corporate status) or a firm absorbed by the Employer because of a merger or acquisition (stock or asset, including a division or an operation of such company) that maintained this Plan or that is named below: Koppers Company, Inc. (s) “Qualified Joint and Survivor Annuity” means, for a Participant who has a Spouse, an immediate survivorship life annuity, where the survivorship percentage is fifty percent (50%) and the Contingent Annuitant is the Participant’s Spouse. A former Spouse will be treated as the Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). This Qualified Joint and Survivor Annuity shall be at least the Actuarial Equivalent of any form of annuity benefit offered under the Plan. (t) “Qualified Preretirement Survivor Annuity” means a straight life annuity payable to the surviving Spouse of a Participant who dies before his Annuity Starting Date with a vested benefit hereunder calculated as provided in Section 4.01. A former Spouse will be treated as the surviving Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). (u) “Reemployment Commencement Date” means the date an Employee first performs an Hour of Service following a Period of Severance. (v) “Severance Date” means the earlier of: (i) the date on which an Employee quits, retires, dies, or is discharged, or

I-5 4841-1404-2944.2 (ii) the first anniversary of the first date an Employee remains absent from service (with or without pay). This absence may be the result of any combination of reasons, including vacation, holiday, sickness, disability, leave of absence, or layoff, but excluding quit, retirement, discharge or death. Solely to determine whether a one-year Period of Severance has occurred for eligibility or vesting purposes for an Employee who is absent from service beyond the first anniversary of the first day of a Parental Absence, the Severance Date is the second anniversary of the first day of the Parental Absence. The period between the first and second anniversaries of the first day of the Parental Absence is not a Period of Service and is not a Period of Severance. (w) “Severance from Employment” means the date an Employee has ceased to be an Employee. (x) “Special Early Retirement Date” means the first day of any month before a Participant’s Normal Retirement Date which the Participant selects for the start of his or her retirement benefits. A Special Early Retirement Date can occur only if the Participant is absent from work due to: (i) a permanent shutdown of a plant, or department; (ii) a layoff, or physical disability; (iii) an elective layoff, made in connection with a permanent shutdown, and made pursuant to a collective bargaining agreement; or (iv) a physical disability, or layoff (other than the one described above), where the Employer declares that the Participant’s return to active employment is unlikely. If one of the requirements above is met, then the Special Early Retirement Date shall be the first day of any month before a Participant’s Normal Retirement Date on which the Participant meets the requirements of either (x) or (y) below: (x) He or she has attained age fifty-five (55), has completed ten (10) or more years of Vesting Service, and the sum of his or her age and Vesting Service equals or exceeds seventy- five (75). (y) The sum of his or her age and Vesting Service equals or exceeds eight (80). (y) “Spouse” means either (1) the person to whom a Participant is lawfully married on his or her Annuity Starting Date or (2) in the event the Participant dies prior to his or her Annuity Starting Date, the person to whom the Participant was married throughout the one (1) year period preceding the Participant’s death. For purposes hereof, “lawfully married” means

I-6 4841-1404-2944.2 legally married (A) under the laws of the United States (or one of the United States) or any other generally recognized jurisdiction and (B) for federal tax purposes. (z) “Totally and Permanently Disabled” (or derivations thereof) means that, as a result of sickness or injury, the Participant is prevented from performing any work, or engaging in any occupation for wage or profit, and has been continuously disabled for six (6) months, and, in the opinion of a physician selected by the Administrator, such disability will be permanent, continuous and is expected to result in death. Initial written proof that the disability exists and has continued uninterruptedly for at least five (5) months must be furnished to the Administrator by the Participant within one (1) year after the date the disability begins. The Administrator, upon receipt of any notice of proof of a Participant’s total and permanent disability, shall have the right and opportunity to have a physician it designates examine the Participant when and as often as it may reasonably require, but not more than once each year after the disability has continued uninterruptedly for at least two (2) years beyond the date of furnishing the first proof. However, a Participant shall not be entitled to receive any disability benefits under the Plan if his or her disability results from any of the following: (i) habitual use of illegal drugs or alcohol; (ii) injury or disease sustained while serving in any armed forces or as a result of warfare for which he or she is receiving a pension; (iii) an intentional, self-inflicted injury; or (iv) was contracted, suffered or incurred while the Participant was engaged in, or resulting from engagement in, a criminal enterprise. (aa) “Union” means the Memorial Lodge No. 1784, District Lodge No. 12 of the International Association of Machinists and Aerospace Workers. (bb) “Vesting Service” means an Employee’s Pension Credited Service. In addition, an Employee’s service before October 13, 1986 with a Predecessor Employer that did not maintain this Plan shall be included as Vesting Service with the Employer. This service excludes service performed while a proprietor or partner.

I-7 4841-1404-2944.2 ARTICLE II. PARTICIPATION AND SERVICE Section 2.01. Participation. (a) There are no active participants under this Part I. (b) An inactive participant or a former Participant shall not again become an active participant (shall not resume active participation in the Plan). Section 2.02. Cessation of Participation. A Participant shall cease to be a Participant on the earlier of the following: (a) The date of his or her death. (b) The date he or she receives a single sum distribution in satisfaction of all of his or her benefits under the Plan. An inactive participant shall also cease to be a Participant on the earliest date on which he or she is not entitled to a deferred monthly income under Section 7.07 of the Master Plan Document. An individual who ceases to be a Participant hereunder shall not resume participation at any later date. Section 2.03. Calculation of Pension Credited Service - Special Rules. (a) Disregarded Service. If a person’s employment with the Employer and its Affiliates is terminated when he or she has no nonforfeitable right to a benefit derived from Employer contributions under the Plan, then if the number of days in the Employee’s Period of Severance equals or exceeds the greater of six (6) years or one (1) year plus his or her Period of Service, whether or not consecutive, completed before such Period of Severance, then any Period of Service accrued prior to such break in service shall be disregarded. (b) Service with Foreign Corporation. A Participant who leaves the employment of the Employer and its Affiliates to accept employment with a corporation which is directly or indirectly owned fifty percent (50%) or more by the Company or a Subsidiary but which is organized outside of the United States, or to accept employment (at the written request of the Employer) with any other corporation organized outside of the United States, shall, if he or she thereafter returns to employment in the United States with the Employer or its Affiliates for at least twelve (12) months, earn benefits as if he or she had continued in the employment of the Employer and its Affiliates for the period of such foreign employment; provided, however, that any benefits credited for such period shall be reduced (but not below zero) by the amount of any foreign pension or severance payment earned during such period. (c) Disability Accrual. Except as may be provided otherwise in this Part, a Participant who becomes disabled while employed by the Employer or any Affiliate and is receiving disability benefits pursuant to the Social Security Laws shall for the purposes of this Plan be considered as having continued in the employment of the Employer, so long as he or she continues to receive such benefits, until the earliest of (i) the date he or she is no longer

I-8 4841-1404-2944.2 permanently and totally disabled, (ii) the date he or she has attained his or her Normal Retirement Date, (iii) his or her Annuity Starting Date, or (iv) the date he or she dies.

I-9 4841-1404-2944.2 ARTICLE III. RETIREMENT BENEFITS Section 3.01. Retirement Benefits. (a) Normal Retirement Benefit. A Participant who terminates employment from the Employer and its Affiliates on his or her Normal Retirement Date may commence receiving his or her vested Normal Retirement Benefit. The monthly Normal Retirement Benefit is an amount equal to the product of (i) and (ii) below: (i) An amount equal to $37.50 ($38.00, for a Participant who was credited with an Hour of Service as a Part I Employee on and after January 1, 2012). (ii) His or her Pension Credited Service on such date. (b) Early Retirement Date. Except as otherwise provided in this Section, a Participant’s retirement benefit on his Early Retirement Date shall be equal to his or her Accrued Benefit on such date, multiplied by the factor shown below corresponding to the number of years his or her Annuity Starting Date precedes his or her Normal Retirement Date. NUMBER OF YEARS EARLY RETIREMENT DATE PRECEDES NORMAL RETIREMENT DATE FACTOR 1 .9333 2 .8667 3 .8000 4 .7333 5 .6667 The above factors shall be prorated for a partial year (counting a partial month as a complete month). If the Participant was covered under the Plan on the last day of the 1988 Plan Year, his or her retirement benefit on his or her Early Retirement Date shall not be less than his or her Accrued Benefit on such date multiplied by the applicable early retirement factor as if the Plan as in effect on that date had continued unchanged. An active Participant’s retirement benefit on his or her Early Retirement Date shall be equal to his or her Accrued Benefit on such date, with no reduction, if he or she has completed 30 years of Vesting Service. (c) Special Early Retirement Date. An active Participant’s retirement benefit on his or her Special Early Retirement Date shall be equal to his or her Accrued Benefit on such date.

I-10 4841-1404-2944.2 (d) Late Retirement Date. An active Participant’s retirement benefit on his or her Late Retirement Date shall be equal to the greatest of (i), (ii), or (iii) below: (i) The Participant’s Accrued Benefit on his or her Late Retirement Date. (ii) The Participant’s Accrued Benefit on his or her Normal Retirement Date, multiplied by the factor shown below corresponding to the number of years the Late Retirement Date follows his or her Normal Retirement Date. NUMBER OF YEARS EARLY LATE RETIREMENT DATE FOLLOWS NORMAL RETIREMENT DATE FACTOR 1 1.0600 2 1.1200 3 1.1900 4 1.2600 5 1.3400 6 1.4200 7 1.5000 8 1.5900 9 1.6900 10 1.7900 The above factors shall be prorated for a partial year (counting a partial month as a complete month). Factors for years beyond ten (10) shall be determined using a consistently applied reasonable actuarially equivalent method. (iii) This (iii) applies only to a Participant whose Late Retirement Date occurs after the April 1 following the calendar year in which he or she attains age 70½. Such Participant’s retirement benefit will be adjusted to take into account the period after such date in which the Participant was not receiving his or her retirement benefit. The amount in this (iii) shall be equal to the retirement benefit that would have been paid on such date (determined as if his or her Late Retirement Date had occurred on such date) multiplied by the factor in (ii) above for one (1) year past Normal Retirement Date, prorated for a partial year based on the number of months in the period (counting a partial month as a complete month). If the Participant’s Late Retirement Date occurs after the first day of the Plan Year following such date, the amount in this (iii) shall

I-11 4841-1404-2944.2 be equal to the retirement benefit that would have been paid on the first day of the Plan Year, multiplied by the factor in (ii) above for one (1) year past Normal Retirement Date, prorated for a partial year based on the number of months since the first day of the Plan Year (counting a partial month as a complete month). The amount in this (iii) shall be redetermined on the first day of each Plan Year based on the retirement benefit that would have been paid on such date (determined as if his Late Retirement Date has occurred on such date) multiplied by the factor in (ii) above for one (1) year past Normal Retirement Date, prorated for a partial year based on the number of months since the first day of the Plan Year (counting a partial month as a complete month). (e) Special Lump Sum Payment. If a Participant retires under normal, early, special early or late retirement, he or she is eligible to receive a lump sum special payment to cover his or her first three (3) months of retirement. This special payment is equal to thirteen (13) weeks of vacation pay for the vacation year in which he or she retires, less any vacation pay he or she actually receives for that vacation year, multiplied by his or her weekly rate of vacation pay for that vacation year. This special payment will be paid to the Participant in a lump sum within the first full month following his or her retirement. A Participant is entitled to only one special payment. If he or she returns to work after retiring, he or she will not receive a second special payment when he or she retires again. (f) Benefit Not Less than Early Retirement Amount. A Participant’s retirement benefit under the Normal Form shall not be less than the greatest amount of benefit that would have been provided for him or her had he or she retired on any earlier retirement date. (g) Benefits Upon Employment After Retirement Date. If a Participant is employed by the Employer after his or her Annuity Starting Date, any monthly retirement benefit payment he or she is receiving shall continue unchanged. If such Participant again became an active Participant after his or her Retirement Date, his or her benefits under this Plan shall not be duplicated. The retirement benefit from the Accrued Benefit resulting from such additional period of Pension Credited Service shall be payable according to the provisions of Article V. Any death benefit from the Accrued Benefit he or she accrued during his or her latest period as an active Participant shall be determined as provided in Section 4.01. Section 3.02. Disregard of Accrued Benefit. If a Participant receives a single sum payment equal to the Actuarial Equivalent present value of his or her entire vested Accrued Benefit, then his or her entire Accrued Benefit as of the date of the distribution shall be disregarded. If the Actuarial Equivalent present value of a Participant’s vested Accrued Benefit was zero and he or she was deemed to have received a distribution of such present value of his

I-12 4841-1404-2944.2 entire vested Accrued Benefit, and he or she again becomes an Eligible Employee before the end of the first period of five (5) consecutive one-year Periods of Severance that begin after the date of the deemed distribution, upon the date he or she again performs an Hour of Service as an Eligible Employee, the Employer-derived Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) shall be restored to the amount of such Accrued Benefit on the date of the deemed distribution.

I-13 4841-1404-2944.2 ARTICLE IV. OTHER BENEFITS Section 4.01. Death Benefits. (a) A Qualified Preretirement Survivor Annuity shall be payable only if the Participant is survived by a Spouse. If this requirement is met, then the Qualified Preretirement Survivor Annuity shall become payable on the earliest date on or after the date of the Participant’s death on which he or she could have elected to retire if he or she had a Severance from Employment on the date of his death (or the date he or she last had a Severance from Employment, if earlier) and survived to retire. The Spouse may elect to start benefits on any later first day of the month. If the Spouse chooses to start benefits later, the Qualified Preretirement Survivor Annuity shall be the Actuarial Equivalent of the Qualified Preretirement Survivor Annuity that would have been payable on the date the Qualified Preretirement Survivor Annuity would otherwise have been payable. Benefits must start by the date the Participant would have been age 70 1/2. If the Spouse dies before the Qualified Preretirement Survivor Annuity starts, no death benefits are payable hereunder. Subject to applicable Code rules, a surviving Spouse who is entitled to a Qualified Preretirement Survivor Annuity may elect to receive such benefit in any annuity that is an optional form of retirement benefit. (b) If a vested Participant dies while an Employee and after meeting the Early Retirement Age and Service Requirements, and if a Qualified Preretirement Survivor Annuity is not payable upon the Participant’s death, then his or her Beneficiary will receive sixty (60) monthly payments. The amount of each payment is equal to the monthly amount the Participant would have received had he or she retired on the day before his or her death under the Normal Form. (c) Notwithstanding the foregoing, if the Participant elects within ninety (90) days before the Participant’s Annuity Starting Date a survivorship annuity providing a greater than fifty percent (50%) death benefit and the Contingent Annuitant is the Participant’s Spouse, then such greater percentage shall be paid in lieu of the fifty percent (50%) benefit described in subsection (c) above. Such election must be a qualified election according to the provisions of Sections 3.02 and 3.03 of the Master Plan Document. Section 4.02. Disability Benefits. If an active Participant became Totally and Permanently Disabled before his or her Normal Retirement Date, a disability benefit shall be payable to him or her if the disability occurs on or after he or she has completed ten (10) years of Vesting Service. The disability benefit payable to a Participant who met the requirements above is an immediate monthly benefit equal to his or her Accrued Benefit on the day before his or her monthly disability benefit begins, but not less than $100. Monthly disability benefit payments shall begin on the earliest first day of the month on or after the date the Participant meets the requirements under this Section. Such payments shall continue through the last monthly payment made before the earliest of his or her

I-14 4841-1404-2944.2 Annuity Starting Date (or Normal Retirement Date, if earlier), the date of his or her death, or the day following the date he or she is no longer Totally and Permanently Disabled. If the payments continue through the month immediately preceding the Participant’s Annuity Starting Date (or Normal Retirement Date, if earlier), retirement benefits shall be provided for him or her on his retirement date under the provisions of Article III. The Participant’s Accrued Benefit shall be equal to his or her Accrued Benefit as of the day before the disability benefit began. However, such Accrued Benefit shall not be less than the amount of monthly disability payment paid to him or her under this Section. If, before the Participant’s Annuity Starting Date (or Normal Retirement Date, if earlier), he or she recovers and returns to active work for the Employer within one month of his or her recovery, then the payments shall stop. If, before the Participant’s Annuity Starting Date (or Normal Retirement Date, if earlier), he or she recovers and does not return to active work for the Employer within one (1) month of his or her recovery, then the payments shall stop and his or her benefits shall become payable under the Deferred Vested Benefits provisions of the Plan. Section 4.03. Vested Benefits. (a) If a vested Participant dies before his or her Annuity Starting Date, the only death benefits payable shall be the Qualified Preretirement Survivor Annuity, or, if applicable, the death benefit described in subsection (e). (b) If a Qualified Preretirement Survivor Annuity becomes payable pursuant to subsection (a), the Participant’s surviving Spouse shall be paid, commencing on the first day of the month following the later of the Participant’s death or the date the Participant would have attained his or her Early Retirement Age, a survivor annuity for the life of the surviving Spouse; provided, however, that distribution to the surviving Spouse shall not be made prior to the date the Participant would have attained his or her Normal Retirement Age without the consent of the surviving Spouse. Benefits must start by the date the Participant would have been age 70½. If the Spouse dies before the Qualified Preretirement Survivor Annuity starts, no death benefits are payable hereunder. (c) If the Participant is employed by the Employer at the time of his or her death, then the amount payable to the Participant’s surviving Spouse in the form of a Qualified Preretirement Survivor Annuity shall be fifty percent (50%) of the amount calculated under Section 3.01 of this Part based on the Pension Credited Service accrued as of the date of his or her death, reduced by the early retirement reduction factors if the death benefit begins before the Participant’s Normal Retirement Date. If the Participant is not employed at the time of his or her death, the amount payable to the Participant’s surviving Spouse in the form of Qualified Preretirement Survivor Annuity shall be fifty percent (50%) of the amount calculated under Section 3.01 of this Part based on the Pension Credited Service accrued as of the date of his or her death, with the following adjustments: (i) The benefit shall be reduced by the actuarial factors used to convert the benefit under Section 3.02 to a Qualified Joint and Survivor Annuity; and

I-15 4841-1404-2944.2 (ii) The early retirement reduction factors shall be applied if the death benefit begins before the Participant’s Normal Retirement Date. (d) Notwithstanding the foregoing, if the Participant elects within ninety (90) days before the Participant’s Annuity Starting Date a survivorship annuity providing a greater than fifty percent (50%) death benefit and the Contingent Annuitant is the Participant’s Spouse, then such greater percentage shall be paid in lieu of the fifty percent 50% benefit described in subsection (c) above. Such election must be a qualified election according to the provisions of Sections 3.02 and 3.03 of the Master Plan Document. (e) If a vested Participant dies while an Employee and after meeting the Early Retirement Age and Service Requirements, and if a Qualified Preretirement Survivor Annuity is not payable upon the Participant’s death, then his or her Beneficiary will receive sixty (60) monthly payments. The amount of each payment is equal to the monthly amount the Participant would have received had he or she retired on the day before his or her death under the Normal Form.

I-16 4841-1404-2944.2 ARTICLE V. WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS Section 5.01. When Benefits Start. (a) A Participant with a vested benefit who terminates employment on or after meeting the Early Retirement Age and Service Requirements may commence receipt of his or her benefits on an Early Retirement Date, or on any later date as he or she may elect. (b) A Participant who terminates employment prior to his or her Early Retirement Date but who has met the service requirements under the Early Retirement Age and Service Requirements may elect to begin receiving an early retirement benefit on the first day of any month coincident with or following his or her Early Retirement Age, or on any later date as he or she may elect, or may elect to receive a Normal Retirement Benefit commencing on his or her Normal Retirement Date. Section 5.02. Automatic Forms of Distribution. Unless an optional form of benefit is selected pursuant to a qualified election within the election period (as provided in Sections 3.02 and 3.03 of the Master Plan Document), the automatic form of benefit payable to or on behalf of a Participant is determined as follows: (a) Retirement Benefits. The automatic form of retirement benefit for a Participant who does not die before his Annuity Starting Date shall be: (i) The Qualified Joint and Survivor Annuity for a Participant who has a Spouse on his or her Annuity Starting Date. (ii) The Normal Form for a Participant who does not have a Spouse on his or her Annuity Starting Date. (b) Death Benefits. The automatic form of death benefit for a Participant who dies before his or her Annuity Starting Date is determined according to the provisions of Section 4.01. Section 5.03. Optional Forms Of Retirement Benefits. The optional forms of retirement benefits shall be those stated in Section 3.02 of the Master Plan Document, as well as a single life annuity with a certain period of five (5) years. For the 5-year period certain option, an actuarially reduced benefit shall be payable to the Participant through the month in which the participant dies, and in the event the Participant dies prior to receiving sixty (60) monthly payments, monthly payments in the same amount shall be continued payable to the Participant’s Beneficiary until an aggregate of sixty (60) monthly payments have been made. The Participant must designate a Beneficiary on a form prescribed by and submitted to the Administrator in accordance with Section 3.02 of the Master Plan Document. Such designation may be changed or revoked at any time prior to the death of the Participant. If both the Participant and his or her Beneficiary die prior to the receipt of sixty (60) monthly payments in the aggregate, then the remainder of such sixty (60) monthly payments shall be paid to the estate of the last to die of the Participant or his or her Beneficiary.

J-1 4841-1404-2944.2 PART J: REGAL POWER TRANSMISSIONS SOLUTIONS PENSION PLAN – APPENDIX 8 – BROWNING MANUFACTURING DIVISION EMPLOYEES Overview: • Plan frozen to new hires effective January 30, 2015. The purpose of this Part J is to provide benefits for Eligible Employees equal to the sum of their benefit with their prior employer(s) as calculated under the Emerson Electric Co. Retirement Plan (including Appendix 8 thereto) (the “Emerson Plan”) and their benefit provided with the Employer for periods on and after January 30, 2015, but then offset by the benefits that have accrued under the Emerson Plan. The following provisions shall apply only to persons who are Eligible Employees under this Part.

J-2 4841-1404-2944.2 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS Section 1.01. Format. Capitalized words and phrases defined in Section 1.02 shall have that defined meaning when used in this Part, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in Section 1.01 of the Master Plan Document. Similarly, cross references in this Part shall apply to the referenced section in this Part, unless specifically referred to as a section of the Master Plan Document. Section 1.02. Definitions. (a) “Accrued Benefit” means a Participant’s benefit (determined pursuant hereto) expressed in the Normal Form beginning on or after the Participant’s Normal Retirement Date. (b) “Actuarial Equivalent” means a benefit of equivalent value calculated using an interest rate of 6.5% per annum, compounded annually, and the 1984 unisex mortality table (UP 1984 Mortality Table) published by the Society of Actuaries in The Proceedings Volume XXV. (c) “Average Compensation” means one-fifth (1/5th) of the aggregate Compensation received by an Employee during his or her five consecutive Computation Periods as an Employee which give rise to the highest aggregate; provided that if an Employee has fewer than five consecutive Computation Periods as an Employee, his or her Average Compensation shall be the aggregate Compensation received by him or her as an Employee divided by his or her years and fractions thereof as an Employee. In determining Average Compensation, all compensation earned during periods of service by an Employee with the Employer and any Affiliate shall be included, whether or not as a Eligible Employee. (d) “Average Social Security Wage Base” means the average of the Social Security wage bases during the thirty-five (35) calendar years ending with the calendar year an individual attains his or her Social Security Retirement Age. In determining a Participant’s Average Social Security Wage Base for any particular calendar year, it is assumed that the Social Security wage base in effect at the beginning of such calendar year will remain in effect for all future years. (e) “Benefit Factors” means the numerical factors used in determining the amount of a Participant’s Accrued Benefit, as they exist at a particular point in time. (f) “Compensation” means, for Computation Periods commencing on or prior to June 1, 2014, the Compensation credited under the Emerson Plan, as reported by the Administrator of the Emerson Plan. For all Computation Periods commencing on and after June 1, 2015, “Compensation” means the sum of (a) the annual rate of basic earnings as of each June 1 plus (b) the amount of the Participant’s incentive payment (but only to the extent such payment does not exceed 20% of such rate of basic earnings) paid during the 12 months ending on the December 31 immediately preceding the June 1 on which Compensation is determined; provided that, for the Computation Period commencing June 1, 2015, the incentive payments paid by Emerson Electric Co. during calendar year 2014 shall be treated as incentive payments hereunder. Overtime earnings, discretionary bonuses, compensation in any form provided under

J-3 4841-1404-2944.2 an equity plan or award, and incentive bonuses in excess of the above stated maximum are also excluded. Compensation taken into account under the Plan for any Plan Year or calendar year shall not exceed $265,000 (adjusted for changes in the cost of living as provided in Section 415(d) of the Code). (g) “Computation Period” means the twelve month period commencing on June 1 and ending on May 31. (h) “Contingent Annuitant” means an individual named by the Participant to receive a benefit after the Participant’s death in accordance with a survivorship annuity. (i) “Contributing Participant” includes any Participant at June 1, 1976 who was a “B” Member under the Retirement Plan of Browning Manufacturing Division of Emerson Electric Co. as in effect on May 31, 1976 or who was eligible under the terms of the Plan prior to October 1, 1989 to make contributions and so elected. No Employee will be permitted to make contributions to the Plan on or after October 1, 1989. (j) “Early Retirement Age and Service Requirements” means age fifty-five (55) with no service requirement. (k) “Early Retirement Date” means the first day of any month before a Participant’s Normal Retirement Date that the Participant selects as his or her Annuity Starting Date. This day shall be on or after the date he or she has a Severance from Employment and satisfies the early retirement age and service requirements as set forth in the applicable Part. (l) “Eligible Employee” means an Employee who is classified by the Employer as an employee of the Browning Manufacturing Division of Power Transmission Solutions Corporation and is employed in such classification on January 30, 2015. Prior to January 30, 2015, the Employer was Kop-Flex, Inc. (m) “Employment Commencement Date” means the date an Employee first performs an Hour of Service. (n) “Late Retirement Date” means the first day of any month that is after a Participant’s Normal Retirement Date and on which retirement benefits begin. If a Participant continues to work for the Employer after his or her Normal Retirement Date, his or her Late Retirement Date shall be the first day of the month on or after the date he or she has a Severance from Employment. (o) “Normal Form” means a single life annuity with certain period of five years. (p) “Normal Retirement Age” means age sixty-five (65). (q) “Normal Retirement Benefit” means the Participant’s Accrued Benefit. (r) “Normal Retirement Date” means the first day of the month on or after the date the Participant reaches their Normal Retirement Age.

J-4 4841-1404-2944.2 (s) “Parental Absence” means an Employee’s absence from work: (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. (t) “Pension Credited Service” means for periods prior to January 30, 2015, the service as credited under the Emerson Plan, as reported by the Administrator of the Emerson Plan. For periods on or after January 30, 2015, an Eligible Employee shall accrue Pension Credited Service equaling his or her Period of Service. For purposes of benefit accrual hereunder, Pension Credited Service accrued while not an Eligible Employee shall be disregarded. (u) “Period of Service” means a period of time beginning on an Employee’s Employment Commencement Date or Reemployment Commencement Date (whichever applies) and ending on his most recent Severance Date. For purposes of calculating an Employee’s Period of Service, the following rules shall apply: (i) A Period of Service shall be expressed as years and fractional parts of a year (to two decimal places) on the basis that 365 days equal one year. (ii) A Period of Severance (as defined in Section 1.02) shall be deemed to be a Period of Service under either of the following conditions: (A) the Period of Severance immediately follows a period during which an Employee is not absent from work and ends within twelve (12) months; or (B) the Period of Severance immediately follows a period during which an Employee is absent from work for any reason other than quitting, being discharged, or retiring (such as a leave of absence or layoff) and ends within twelve (12) months of the date he or she was first absent. (iii) A Period of Service shall be reduced by (A) all or any part of a Period of Service that is not counted pursuant to the rules set forth in this Plan and/or (B) any Period of Severance that occurred prior to his most recent Severance Date, unless such Period of Severance is included under the service spanning rules described in (ii) above. (v) “Period of Severance” means a period of time beginning on an Employee’s Severance Date and ending on the date he or she again performs an Hour of Service.

J-5 4841-1404-2944.2 A one-year Period of Severance means a Period of Severance of twelve (12) consecutive months. Solely for purposes of determining whether a one-year Period of Severance has occurred for eligibility or vesting purposes, the consecutive twelve (12) month period beginning on the first anniversary of the first date of a Parental Absence shall not be a one-year Period of Severance. (w) “Permanent and Total Disability” (or derivations thereof) means an Eligible Employee shall be deemed to be permanently and totally disabled only if: (i) while employed by the Employer he or she has been totally disabled by bodily injury or disease so as to be prevented thereby from engaging in any substantial gainful activity, and (ii) he or she is eligible for and is receiving disability benefits under the Social Security Act and has provided the Administrator with evidence of such eligibility and receipt. The Administrator shall have the right to verify the continued existence of a Participant’s permanent and total disability at reasonable times prior to the date he or she begins to receive either his or her Early or Normal Retirement Benefit. A Participant who refuses to submit to a medical examination shall be presumed to have recovered from his or her Permanent and Total Disability. (x) “Qualified Joint and Survivor Annuity” means, for a Participant who has a Spouse, an immediate survivorship life annuity, where the survivorship percentage is fifty percent (50%) and the Contingent Annuitant is the Participant’s Spouse. A former Spouse will be treated as the Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). If a Participant does not have a Spouse, the Normal Form means the Qualified Joint and Survivor Annuity. This Qualified Joint and Survivor Annuity shall be at least the Actuarial Equivalent of any form of annuity benefit offered under the Plan. (y) “Qualified Preretirement Survivor Annuity” means a straight life annuity payable to the surviving Spouse of a Participant who dies before his Annuity Starting Date with a vested benefit hereunder. A former Spouse will be treated as the surviving Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). (z) “Reemployment Commencement Date” means the date an Employee first performs an Hour of Service following a Period of Severance. (aa) “Severance Date” means the earlier of: (i) the date on which an Employee quits, retires, dies, or is discharged, or (ii) the first anniversary of the first date an Employee remains absent from service (with or without pay). This absence may be the result of any combination of reasons, including vacation, holiday,

J-6 4841-1404-2944.2 sickness, disability, leave of absence, or layoff, but excluding quit, retirement, discharge or death. Solely to determine whether a one-year Period of Severance has occurred for eligibility or vesting purposes for an Employee who is absent from service beyond the first anniversary of the first day of a Parental Absence, the Severance Date is the second anniversary of the first day of the Parental Absence. The period between the first and second anniversaries of the first day of the Parental Absence is not a Period of Service and is not a Period of Severance. (bb) “Severance from Employment” means an Employee has ceased to be an Employee. (cc) “Social Security Retirement Age” means the age used as the retirement age under Section 216(1) of the Social Security Act, except that such section shall be applied: (a) without regard to the age increase factor, and (b) as if the early retirement age under Section 216(1)(2) of the Social Security Act were age 62. (dd) “Spouse” means either (i) the person to whom a Participant is lawfully married on his or her Annuity Starting Date or (ii) in the event the Participant dies prior to his or her Annuity Starting Date, the person to whom the Participant was married throughout the ninety (90) day period preceding the Participant’s death. For purposes hereof, “lawfully married” means legally married (A) under the laws of the United States (or one of the United States) or any other generally recognized jurisdiction and (B) for federal tax purposes. (ee) “Vesting Service” – see Pension Credited Service.

J-7 4841-1404-2944.2 ARTICLE II. PARTICIPATION AND SERVICE Section 2.01. Eligibility. Each Eligible Employee who was a “Participant” under Appendix 8 of the Emerson Plan on January 29, 2015, shall become a Participant hereunder on January 30, 2015. Each other Eligible Employee shall become a Participant hereunder as of the first day of any month coinciding with or next following the date three (3) months from the date he or she commences employment with the Employer. No individual who is employed or re-employed after January 30, 2015 shall become a Participant hereunder. Section 2.02. inactive Participant. (a) An active Participant shall become an inactive Participant (stop accruing benefits) on the earliest of the following: (i) The date he or she ceases to be an Eligible Employee. (ii) The effective date of complete termination of the Plan under Section 6.02 of the Master Plan Document. (iii) Their Severance from Employment date. (b) An inactive participant or a former Participant shall not again become an active participant (shall not resume active participation in the Plan). Section 2.03. Cessation of Participation. A Participant, whether active or inactive, shall cease to be a Participant on the earlier of the following: (a) The date of his death. (b) The date he or she receives a single sum distribution in satisfaction of all of his or her benefits under the Plan. An inactive participant shall also cease to be a Participant on the earliest date on which he or she is not entitled to a deferred monthly income under Section 7.07 of the Master Plan Document. An individual who ceases to be a Participant hereunder shall not resume participation at any later date. Section 2.04. Calculation of Pension Credited Service - Special Rules. (a) Disregarded Service. If a person’s employment with the Employer and its Affiliates is terminated when he or she has no nonforfeitable right to a benefit derived from Employer contributions under the Plan, then if the number of days in the Employee’s Period of Severance equals or exceeds the greater of six (6) years or one year plus his or her Period of Service, whether or not consecutive, completed before such Period of Severance, then any Period of Service accrued prior to such break in service shall be disregarded.

J-8 4841-1404-2944.2 (b) Service with Foreign Corporation. A Participant who leaves the employment of the Employer and its Affiliates to accept employment with a corporation which is directly or indirectly owned fifty percent (50%) or more by the Company or an Affiliate but which is organized outside of the United States, or to accept employment (at the written request of the Employer) with any other corporation organized outside of the United States, shall, if he or she thereafter returns to employment in the United States with the Employer or its Affiliates for at least twelve (12) months, earn benefits as if he or she had continued in the employment of the Employer and its Affiliates for the period of such foreign employment; provided, however, that any benefits credited for such period shall be reduced (but not below zero) by the amount of any foreign pension or severance payment earned during such period (c) Disability Accrual. Except as may be provided otherwise in this Part, a Participant who becomes disabled while employed by the Employer or its Affiliates and who is receiving disability benefits pursuant to the Social Security Laws shall, for the purposes of this Plan, be considered as having continued in the employment of the Employer, so long as he or she continues to receive such benefits, until the earliest of (i) the date he or she is no longer permanently and totally disabled, (ii) the date he or she has attained his or her Normal Retirement Date, (iii) his or her Annuity Starting Date, or (iv) the date he or she dies.

J-9 4841-1404-2944.2 ARTICLE III. RETIREMENT BENEFITS Section 3.01. Normal Retirement Benefit. A Participant who retires on his or her Normal Retirement Date may commence receiving his or her vested Normal Retirement Benefit. The monthly Normal Retirement Benefit shall be equal to one-twelfth (1/12) of: (a) 1.0% of his or her Average Compensation multiplied by his or her years of Pension Credited Service, up to a maximum of 35 years of Pension Credited Service; plus (b) 0.5% of his or her Average Compensation which is in excess of his or her Average Social Security Wage Base multiplied by his or her years of Pension Credited Service, up to a maximum of 35 years of Pension Credited Service, reduced by the years of Pension Credited Service taken into account in Section 5-1, subsection A(1)(ii) and B(2) of Appendix 8 of the Emerson Plan; plus (c) 0.25% of Average Compensation multiplied by his or her Pension Credited Service in excess of 35 years; minus (d) The monthly Normal Retirement Benefit amount payable to the Participant under the Emerson Plan in the Normal Form (e.g., the Emerson Plan accrued benefit). Section 3.02. Early Retirement. A Participant who retires on an Early Retirement Date shall receive a monthly early retirement benefit equal to his or her monthly Normal Retirement Benefit reduced by 1/2% times the number of full months between his or her Early Retirement Date and his or her Normal Retirement Date. Section 3.03. Postponed Retirement Benefit. The postponed retirement benefit shall be the benefit a Participant would have received at Normal Retirement Date but based upon his or her Benefit Factors up to his or her actual retirement. Section 3.04. Benefits Upon Employment After Annuity Starting Date. If a Participant is employed by the Employer after his or her Annuity Starting Date, any monthly retirement benefit payment he or she is receiving shall continue unchanged. If such Participant again became an active Participant after his or her Annuity Starting Date, his or her benefits under this Plan shall not be duplicated. The retirement benefit from the Accrued Benefit resulting from such additional period of Pension Credited Service shall be payable according to the provisions of Article III and Article IV. Any death benefit from the Accrued Benefit he or she accrued during his or her latest period as an active Participant shall be determined as provided in Article IV and Section 4.01 below. Section 3.05. Disregard of Accrued Benefit. If a Participant receives a single sum payment equal to the Actuarial Equivalent present value of his or her entire vested Accrued Benefit, then his or her entire Accrued Benefit as of the date of the distribution shall be disregarded.

J-10 4841-1404-2944.2 If the Actuarial Equivalent present value of a Participant’s vested Accrued Benefit was zero and he or she was deemed to have received a distribution of such present value of his entire vested Accrued Benefit, and he or she again becomes an Eligible Employee before the end of the first period of five (5) consecutive one-year Periods of Severance that begin after the date of the deemed distribution, upon the date he or she again performs an Hour of Service as an Eligible Employee, the Employer derived Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) shall be restored to the amount of such Accrued Benefit on the date of the deemed distribution.

J-11 4841-1404-2944.2 ARTICLE IV. OTHER BENEFITS Section 4.01. Death Benefits. (a) If a vested Participant dies before his or her Annuity Starting Date, the only death benefits payable shall be the Qualified Preretirement Survivor Annuity. (b) If a Qualified Preretirement Survivor Annuity becomes payable pursuant to subsection (a), the Participant’s surviving Spouse shall be paid, commencing on the first day of the month following the later of the Participant’s death or the date the Participant would have attained his or her Early Retirement Age, a survivor annuity for the life of the surviving Spouse; provided, however, that distribution to the surviving Spouse shall not be made prior to the date the Participant would have attained his or her Normal Retirement Age without the consent of the surviving Spouse. Benefits must start by the date the Participant would have been age 70½. If the Spouse dies before the Qualified Preretirement Survivor Annuity starts, no death benefits are payable hereunder. (c) If the Participant is employed by the Employer at the time of his or her death, then the amount payable to the Participant’s surviving Spouse in the form of a Qualified Preretirement Survivor Annuity shall be fifty percent (50%) of the amount calculated under Section 3.01 of this Part based on the Pension Credited Service accrued as of the date of his or her death, reduced by the early retirement reduction factors if the death benefit begins before the Participant’s Normal Retirement Date. If the Participant is not employed at the time of his or her death, the amount payable to the Participant’s surviving Spouse in the form of a Qualified Preretirement Survivor Annuity shall be fifty percent (50%) of the amount calculated under Section 3.01 of this Part based on the Pension Credited Service accrued as of the date of his or her death, with the following adjustments: (i) The benefit shall be reduced by the actuarial factors used to convert the benefit under Section 3.02 to a Qualified Joint and Survivor Annuity; and (ii) The early retirement reduction factors shall be applied if the death benefit begins before the Participant’s Normal Retirement Date. (d) Notwithstanding the foregoing, if the Participant elects within ninety (90) days before the Participant’s Annuity Starting Date a survivorship annuity providing a greater than fifty percent (50%) death benefit and the Contingent Annuitant is the Participant’s Spouse, then such greater percentage shall be paid in lieu of the fifty percent (50%) benefit described in subsection (c) above. Such election must be a qualified election according to the provisions of Sections 3.02 and 3.03 of the Master Plan Document. (e) Alternative Pre-Retirement Death Benefit – The surviving Spouse of a Participant who: (i) dies while employed by the Employer as an Eligible Employee after such Participant has attained age 40 but not age 55;

J-12 4841-1404-2944.2 (ii) has on the date of such death at least 10 years of Pension Credited Service; and (iii) has been married to such survivor for the 90-day period immediately prior to death; may elect to be paid a benefit under this section in lieu of the benefit payable under Section 4.01(a). A surviving Spouse who elects to receive a benefit hereunder shall be paid, commencing on the first day of the month following the Participant’s death, a monthly benefit equal to forty percent (40%) of the pension which the Participant would have received commencing at his or her Normal Retirement Date taking into account only his or her Pension Credited Service until his or her death and without conversion into a Qualified Joint and Survivor Annuity. Such monthly benefit shall continue until the earliest to occur of the survivor’s death, remarriage or receipt of 120 monthly payments. Section 4.02. Disability Benefits. A Participant who: (a) has fifteen (15) years of Pension Credited Service; and (b) has met the requirements for Permanent and Total Disability, shall receive a monthly Disability Benefit of $100, beginning with the date he or she is eligible to receive disability benefits under the Social Security Act. Such Disability Benefit shall continue until the Participant ceases to be Permanently and Totally Disabled, dies, or reaches his or her Normal Retirement Date or Annuity Starting Date, whichever is earliest. If the disabled Participant is not entitled to receive disability benefits for any period after his or her Normal Retirement Date pursuant to a long term disability plan maintained by the Employer, he or she will be deemed to be retired on his or her Normal Retirement Date and shall be eligible to receive a Normal Retirement Benefit, in accordance with the Plan’s procedures (including the requirement that an application for benefits be made). If the disabled Participant is entitled to receive disability benefits for any period after his or her Normal Retirement Date pursuant to a long term disability plan maintained by the Employer, then he or she shall continue to receive his or her Disability Benefit hereunder, and when his or her benefit pursuant to such long term disability plan ceases, his or her Disability Benefit hereunder shall cease and he or she shall be deemed to be retired at his or her Late Retirement Date and shall be eligible to receive a Postponed Retirement Benefit, in accordance with the Plan’s procedures (including the requirement that an application for benefits be made). In calculating the Early Retirement Benefit (if any), Normal Retirement Benefit, or Postponed Retirement Benefit, for purposes of this section, only the Benefit Factors earned before the Participant became permanently and totally disabled shall be counted. Section 4.03. Vested BenefitsA Participant whose employment is terminated after he or she has earned at least five (5) years of Vesting Service shall be entitled to a benefit as described in this section. (b) A person whose employment is terminated other than by death before he or she has earned five (5) years of Vesting Service or reached Normal Retirement Age shall receive no benefit under this Plan.

J-13 4841-1404-2944.2 (c) Notwithstanding anything to the contrary herein, a Participant who dies while employed with the Employer or who remains in employment with the Employer until the date he or she satisfies the requirements for Normal Retirement Age shall have a one-hundred percent (100%) nonforfeitable right to his or her Accrued Benefit. (d) A Participant who becomes an inactive Participant before retirement or death (and, if applicable, before the date a disability payment begins under Section 4.02) will be entitled to one of the following, whichever is applicable: (i) Payment of his Accrued Benefit to begin on his or her Normal Retirement Date. (ii) If the Participant has satisfied the Early Retirement Age and Service Requirements, a deferred monthly retirement benefit under the Normal Form to begin on his or her Early Retirement Date. The deferred retirement benefit shall be equal to the amount under (i) above multiplied by the applicable early retirement factor set forth in Section 3.01(b). (iii) A deferred monthly retirement benefit under the Normal Form to begin on his Late Retirement Date. The deferred retirement benefit shall be determined as follows: (A) For a Participant who became an inactive Participant on or before his or her Normal Retirement Date, an amount equal to the amount under (i) above multiplied by the late retirement factor in Article III that corresponds to the number of years his Late Retirement Date follows his Normal Retirement Date. (B) For a Participant who became an inactive Participant after his or her Normal Retirement Date, an amount equal to the greater of (1) or (2) below: (1) The Participant’s Accrued Benefit on the day before the date he or she became an inactive Participant. (2) His or her Accrued Benefit on his or her Normal Retirement Date actuarially adjusted to reflect the delay in commencement of benefits after his Normal Retirement Date. Provided, however, for an inactive Participant whose Late Retirement Date occurs after the April 1 following the calendar year in which he or she attains age 70½, such Participant’s deferred monthly retirement benefit determined in (1) or (2) above, whichever applies, shall be actuarially adjusted to reflect the delay in commencement of benefits after such April 1 date.

J-14 4841-1404-2944.2 Any distribution of vested benefits shall be a retirement benefit and shall be subject to the distribution of benefits provisions of Article V and the provisions of Section 3.06 of the Master Plan Document. The Participant’s Accrued Benefit shall be calculated on the day before he or she became an inactive Participant. The amount of payment under any form (other than the Normal Form) shall be determined as provided under Section 3.02 of the Master Plan Document. If the Participant dies before his or her Annuity Starting Date, death benefits shall be distributed according to the provisions of Section 4.01. (e) Vesting Exception – A Participant whose employment is terminated after he or she has attained age 55 shall become fully vested in his or her Accrued Benefit.

J-15 4841-1404-2944.2 ARTICLE V. WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS Section 5.01. When Benefits Start. (a) A Participant with a vested benefit who terminates employment on or after meeting the Early Retirement Age and Service Requirements may commence receipt of his or her benefits on an Early Retirement Date, or on any later date as he or she may elect. (b) A Participant who terminates employment prior to his or her Early Retirement Date but who has met the service requirements under the Early Retirement Age and Service Requirements may elect to begin receiving an early retirement benefit on the first day of any month coincident with or following his or her Early Retirement Age, or on any later date as he or she may elect, or may elect to receive a Normal Retirement Benefit commencing on his or her Normal Retirement Date. Section 5.02. Mandatory Participant Contributions. Prior to October 1, 1989, “Contributing Participants” may have contributed to the Emerson Plan. Any withdrawal rights with respect to such contributions shall be provided under the Emerson Plan, not this Plan. Section 5.03. Automatic Forms of Distribution. Unless an optional form of benefit is selected pursuant to a qualified election within the election period (see Sections 3.02 and 3.03 of the Master Plan Document), the automatic form of benefit payable to or on behalf of a Participant is determined as follows: (a) Retirement Benefits. The automatic form of retirement benefit for a Participant who does not die before his Annuity Starting Date shall be: (i) The Qualified Joint and Survivor Annuity for a Participant who has a Spouse on his or her Annuity Starting Date. (ii) The Normal Form for a Participant who does not have a Spouse on his or her Annuity Starting Date. (b) Death Benefits. The automatic form of death benefit for a Participant who dies before his or her Annuity Starting Date is determined according to the provisions of Section 4.01. Section 5.04. Optional Forms Of Retirement Benefits. The optional forms of retirement benefits shall be those stated in Section 3.02 of the Master Plan Document, as well as a single life annuity with a certain period of five (5) years. For the 5-year period certain option, an actuarially reduced benefit shall be payable to the Participant through the month in which the participant dies, and in the event the Participant dies prior to receiving sixty (60) monthly payments, monthly payments in the same amount shall be continued payable to the Participant’s Beneficiary until an aggregate of sixty (60) monthly payments have been made. The Participant must designate a Beneficiary on a form prescribed by and submitted to the Administrator in accordance with Section 3.02 of the Master Plan Document. Such designation may be changed or revoked at any time prior to the death of the Participant. If

J-16 4841-1404-2944.2 both the Participant and his or her Beneficiary die prior to the receipt of sixty (60) monthly payments in the aggregate, then the remainder of such sixty (60) monthly payments shall be paid to the estate of the last to die of the Participant or his or her Beneficiary.

K-1 4841-1404-2944.2 PART K: REGAL POWER TRANSMISSIONS SOLUTIONS PENSION PLAN – APPENDIX 40 – MORSE/BEARINGS DIVISION (MOREHEAD, KY)/SOLUS INDUSTRIAL/KOP-FLEX SALARIED EMPLOYEES Overview: • Plan frozen to new hires effective January 30, 2015. The purpose of this Part K is to provide benefits for Eligible Employees equal to the sum of their benefit with their prior employer(s) as calculated under the Emerson Electric Co. Retirement Plan (including Appendix 40 thereto) (the “Emerson Plan”) and their benefit provided with the Employer for periods on and after January 30, 2015, but then offset by the benefits that have accrued under the Emerson Plan. The following provisions shall apply only to persons who are Eligible Employees under this Part.

K-2 4841-1404-2944.2 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS Section 1.01. Format. Capitalized words and phrases defined in Section 1.02 shall have that defined meaning when used in this Part, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in Section 1.01 of the Master Plan Document. Similarly, cross references in this Part shall apply to the referenced section in this Part, unless specifically referred to as a section of the Master Plan Document. Section 1.02. Definitions. (a) “Actuarial Equivalent” means a benefit of equivalent value calculated using an interest rate of 6.5% per annum, compounded annually, and the 1984 unisex mortality table (UP 1984 Mortality Table) published by the Society of Actuaries in The Proceedings Volume XXV. (b) “Average Compensation” means one-fifth (1/5th) of the aggregate Compensation received by an Employee during his or her five consecutive Computation Periods as an Employee which give rise to the highest aggregate; provided that if an Employee has fewer than five consecutive Computation Periods as an Employee, his or her Average Compensation shall be the aggregate Compensation received by him or her as an Employee divided by his or her years and fractions thereof as an Employee. In determining Average Compensation, all compensation earned during periods of service by an Employee with the Employer and any Affiliates shall be included, whether or not as an Eligible Employee. (c) “Average Social Security Wage Base” means the average of the Social Security Wage Bases during the three calendar years prior to the calendar year an individual terminates his or her employment with the Employer. (d) “Benefit Factors” means the numerical factors used in determining the amount of a Participant’s Accrued Benefit, as they exist at a particular point in time. (e) “Break in Service” means the completion of 500 or fewer Hours of Service by an Employee or former Employee during a Computation Period or any 12 consecutive month Period of Severance, as applicable. (f) “Compensation” means, for Computation Periods commencing prior to January 1, 2015, the Compensation credited under the Emerson Plan, as reported by the Administrator of the Emerson Plan. For all Computation Periods commencing on and after January, 2015, “Compensation” means all cash pay received during the Computation Period, but excluding the following items: any reimbursed item, compensation in any form provided under an equity plan or award, any payment deferred for more than one year, and any severance pay. Such Compensation amounts shall include amounts contributed through a salary reduction arrangement to a qualified plan which meets the requirements of Code Section 401(k) or a cafeteria plan which meets the requirements of Code Section 125, but shall not otherwise include Employer contributions to or benefits under this plan or any other qualified plan. Compensation taken into account under the Plan for any Plan Year or calendar year shall not exceed $265,000 (adjusted for changes in the cost of living as provided in Section 415(d) of the Code).

K-3 4841-1404-2944.2 (g) “Computation Period” means the calendar year. (h) “Contingent Annuitant” means an individual named by the Participant to receive a benefit after the Participant’s death in accordance with a survivorship annuity. (i) “Early Retirement Age and Service Requirements” means age fifty-five (55) with no service requirement. (j) “Early Retirement Date” means the first day of any month before a Participant’s Normal Retirement Date that the Participant selects as his or her Annuity Starting Date. This day shall be on or after the date he or she has a Severance from Employment and satisfies the Early Retirement Age and Service Requirements. (k) “Eligible Retirement Plan” means (i) an eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, (ii) an individual retirement account described in Code Section 408(a), (ii) an individual retirement annuity described in Code Section 408(b), (iv) an individual retirement plan described in Code Section 408A(b) subject to any limitations described in Code Section 408A(c), (v) an annuity plan described in Code Section 403(a), (vi) an annuity contract described in Code Section 403(b), or (vii) a qualified plan described in Code Section 401(a), that accepts the Distributee’s Eligible Rollover Distribution. Notwithstanding the foregoing with respect to a Distributee who is a non-Spouse Beneficiary, only the plans described in clauses (ii), (iii) or (iv) shall be considered an Eligible Retirement Plan. (l) “Eligible Employee” means a person classified by the Employer as an employee of: (i) Morse Industrial Division of Regal Power Transmission Solutions Corporation (formerly Emerson Power Transmission Corporation), (ii) the Bearing Division (located in Morehead, Kentucky) of Regal Power Transmission Corporation (formerly Emerson Power Transmission Corporation), (iii) Solus Industrial Innovations, LLC, or (iv) Kop-Flex, Inc. as a salaried employee, provided such person is not excluded by application of a collective bargaining agreement, and provided such person is employed in such classification on January 30, 2015. (m) “Hours of Service Method” means, for purposes of crediting service, the following:

K-4 4841-1404-2944.2 (i) Each hour for which a person is directly or indirectly paid or entitled to payment by an Employer for the performance of duties and for reasons other than the performance of duties; (ii) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer; provided that such Hours of Service shall be credited for the periods to which the award or agreement pertains rather than the period in which the award, agreement, or payment is made, and no Hours of Service shall be credited under this subparagraph which would duplicate any hours credited above; For a person on a leave of absence or eligible for disability accrual pursuant to Section 2.04(c), credit shall be given at the rate of 10 hours for each calendar day during such leave other than Saturdays and Sundays. For a person who is not compensated on the basis of a certain amount for each hour worked during a given period, credit shall be given at the rate of 10 Hours of Service for each calendar day of employment with an Employer for which he or she would be credited with one or more Hours of Service if (a) or (b) above applied regulations thereunder. (n) “Late Retirement Date” means the first day of any month that is after a Participant’s Normal Retirement Date and on which retirement benefits begin. If a Participant continues to work for the Employer after his or her Normal Retirement Date, his or her Late Retirement Date shall be the first day of the month on or after the date he or she has a Severance from Employment. (o) “Normal Form” means a single life annuity. (p) “Normal Retirement Age” means age sixty-five (65). (q) “Normal Retirement Benefit” means the Participant’s Accrued Benefit payable in the Normal Form. (r) “Normal Retirement Date” means the first day of the month on or after the date the Participant reaches their Normal Retirement Age. (s) “Parental Absence” means an Employee’s absence from work: (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee, or

K-5 4841-1404-2944.2 (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. (t) “Pension Credited Service” means a service period determined under the Hours of Service Method. For Computation Periods prior to January 1, 2015, Pension Credited Service means the service as credited under the Emerson Plan, as reported by the Administrator of the Emerson Plan. For periods on or after January 1, 2015, an Eligible Employee shall earn one year of Pension Credited Service for each Computation Period in which he or she has completed 1,000 Hours of Service as an Employee, except that if an Eligible Employee has less than 1,000 Hours of Service in his or her first or last Computation Period as an Eligible Employee, he or she shall receive a pro rata part of a year of Pension Credited Service based on Hours of Service divided by 1,000. For benefit accrued purposes, Pension Credited Service accrued while not an Eligible Employee shall be disregarded. (u) “Period of Severance” means a period of time beginning on an Employee’s Severance Date and ending on the date he or she again performs an Hour of Service. A one-year Period of Severance means a Period of Severance of 12 consecutive months. Solely for purposes of determining whether a one-year Period of Severance has occurred for eligibility or vesting purposes, the consecutive 12-month period beginning on the first anniversary of the first date of a Parental Absence shall not be a one-year Period of Severance. (v) “Permanent and Total Disability (and derivations thereof)” means a Participant shall be deemed to be permanently and totally disabled only if while employed by the Employer, he or she has been totally disabled by bodily injury or disease for a six (6) consecutive month period so as to be prevented thereby from engaging in any substantial gainful activity and such disability is expected to continue for the remainder of his or her life, as determined by the Administrator. (w) “Qualified Joint and Survivor Annuity” means, for a Participant who has a Spouse, an immediate survivorship life annuity, where the survivorship percentage is fifty percent (50%) and the Contingent Annuitant is the Participant’s Spouse. A former Spouse will be treated as the Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). If a Participant does not have a Spouse, the Normal Form means the Qualified Joint and Survivor Annuity. This Qualified Joint and Survivor Annuity shall be at least the Actuarial Equivalent of any form of annuity benefit offered under the Plan. (x) “Qualified Preretirement Survivor Annuity” means a straight life annuity payable to the surviving Spouse of a Participant who dies before his Annuity Starting Date with a vested benefit hereunder calculated as provided in Section 4.01. A former Spouse will be treated as the surviving Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). (y) “Retirement Date” means the date a retirement benefit will begin and is a Participant’s Early, Special Early, Normal, or Late Retirement Date, as the case may be.

K-6 4841-1404-2944.2 (z) “Spouse” means either (i) the person to whom a Participant is lawfully married on his or her Annuity Starting Date or (ii) in the event the Participant dies prior to his or her Annuity Starting Date, the person to whom the Participant was married throughout the ninety (90) day period preceding the Participant’s death. For purposes hereof, “lawfully married” means legally married (A) under the laws of the United States (or one of the United States) or any other generally recognized jurisdiction and (B) for federal tax purposes. (aa) “Vesting Service” – see Pension Credited Service. (bb) “Years of Service” means a Computation Period in which the Employee completes 1,000 Hours of Service.

K-7 4841-1404-2944.2 ARTICLE II. PARTICIPATION AND SERVICE Section 2.01. Eligibility. Each Eligible Employee who was a “Participant” under Appendix 40 of the Emerson Plan on January 29, 2015, shall become a Participant hereunder on January 30, 2015. Each other Eligible Employee shall become a Participant hereunder as of the first April 1 or October 1 coinciding with or next following the later of the date he or she attains age 21 and the date 12 months from the date he or she commenced employment provided he or she has completed 1,000 Hours of Service with the Employer during such 12-month period or, if the Eligible Employee has not completed 1,000 Hours of Service during such 12-month period, then he or she shall become a Participant on the January 1 first following the Computation Period in which he or she completes 1,000 Hours of Service. If a person is not an Eligible Employee when he or she meets the foregoing requirements, he or she shall not become a Participant until he or she becomes an Eligible Employee. No individual who is employed or re-employed after January 30, 2015 shall become a Participant hereunder. Section 2.02. Inactive Participant. (a) An active Participant shall become an inactive Participant (stop accruing benefits) on the earliest of the following: (i) The date he or she ceases to be an eligible Employee. (ii) The effective date of complete termination of the Plan under Section 6.02 of the Master Plan Document. (iii) Their Severance from Employment date. (b) An inactive participant or a former Participant shall not again become an active participant (shall not resume active participation in the Plan). Section 2.03. Cessation of Participation. A Participant, whether active or inactive, shall cease to be a Participant on the earlier of the following: (a) The date of his death. (b) The date he or she receives a single sum distribution in satisfaction of all of his or her benefits under the Plan. An inactive participant shall also cease to be a Participant on the earliest date on which he or she is not entitled to a deferred monthly income under Section 7.07 of the Master Plan Document. An individual who ceases to be a Participant hereunder shall not resume participation at any later date.

K-8 4841-1404-2944.2 Section 2.04. Calculation of Pension Credited Service - Special Rules. (a) Disregarded Service. Notwithstanding anything herein, the Pension Credited Service of an Employee shall not include any years of Pension Credited Service earned prior to a Break in Service if the Employee had no vested right to an accrued benefit derived from Employer contributions under the Plan at the time the Break in Service occurred, and the number of consecutive Computation Periods in which he or she has a Break in Service equals or exceeds the greater of (1) six or (2) the prior period of his or her Pension Credited Service plus one year. (b) Service with a Foreign Corporation. A Participant who leaves the employment of the Employer and its Affiliates to accept employment with a corporation which is directly or indirectly owned fifty percent (50%) or more by the Company or an Affiliate but which is organized outside of the United States, or to accept employment (at the written request of the Employer) with any other corporation organized outside of the United States, shall, if he or she thereafter returns to employment in the United States with the Employer or its Affiliates for at least twelve (12) months, earn benefits as if he or she had continued in the employment of the Employer and its Affiliates for the period of such foreign employment; provided, however, that any benefits credited for such period shall be reduced (but not below zero) by the amount of any foreign pension or severance payment earned during such period. (c) Disability Accrual. Except as may be provided otherwise in this Part, a Participant who becomes disabled while employed by the Employer or its Affiliates and is receiving disability benefits pursuant to the Social Security Laws shall for the purposes of this Plan be considered as having continued in the employment of the Employer, so long as he or she continues to receive such benefits, until the earliest of (i) the date he or she is no longer permanently and totally disabled, (ii) the date he or she has attained his or her Normal Retirement Date, (iii) his or her Annuity Starting Date, or (iv) the date he or she dies.

K-9 4841-1404-2944.2 ARTICLE III. RETIREMENT BENEFITS Section 3.01. Retirement Benefits. (a) Normal Retirement Benefit. Subject to subsection (b), a Participant who retires at his or her Normal Retirement Date may commence receiving his or her vested Normal Retirement Benefit. The monthly Normal Retirement Benefit shall be equal to one-twelfth (1/12) of: (i) 1.3% of his or her Average Compensation up to the Average Social Security Wage Base plus 1.5% of his or her Average Compensation in excess of the Average Social Security Wage Base, multiplied by his or her years (and fractions thereof) of Pension Credited Service not in excess of 30, plus (ii) .25% of his or her Average Compensation multiplied by his or her years (and fractions thereof) of Pension Credited Service in excess of 30, minus (iii) The monthly Normal Retirement Benefit amount payable to the Participant under the Emerson Plan in the Normal Form (e.g., the Emerson Plan accrued benefit). (b) A Participant’s Normal Retirement Benefit shall not be less than the largest Early Retirement Benefit which he or she could have received if he or she had retired on an Early Retirement Date, computed on the basis of the Average Social Security Wage Base at his or her Normal Retirement Date. (c) For purposes of this Section and for purposes of calculating any benefits payable under the Plan (such as disability or death benefits), the retirement benefit (calculated without regard to this subsection) payable under the Plan to a Participant, Spouse or Beneficiary shall, on each January 1 which is at least six months after the commencement of such benefit, be increased (but not decreased) by an amount equal to such benefit at commencement multiplied by the lesser of: (i) 2% multiplied by the number of December 31st(s) which have occurred after the date a Participant’s benefits under the Plan commence (or the date death benefits (if any) commence if benefits had not commenced to the Participant prior to his or her death) or (ii) The percentage of increase, if any, in the Consumer Price Index for the period beginning on (a) the date the Participant’s pension benefits under the Plan commence (or the date of his or her death if said benefits had not commenced prior to his or her death) and ending on (b) the October 31 immediately preceding January 1 of each calendar year, determined by subtracting the Consumer Price Index in effect on the date in (a) above from the Consumer

K-10 4841-1404-2944.2 Price Index in effect on the date in (b) above, and dividing the result by the Consumer Price Index in effect on the date in (a) above. Consumer Price Index means the Consumer Price Index for All Urban Consumers (United States City Average) published by the Bureau of Labor Statistics, United States Department of Labor. (1967 100). Notwithstanding the preceding, this subsection shall not apply to disability benefits payable to a Participant who became disabled prior to attaining age 55. Notwithstanding the preceding, no cost of living adjustments will be made after the termination of the Plan. (d) Early Retirement. A Participant who retires on an Early Retirement Date shall receive a monthly early retirement benefit equal to his or her monthly Normal Retirement Benefit multiplied by the applicable percentage from the following schedule: Age at Commencement of Benefit Applicable Percentage 65 100% 64 97% 63 94% 62 91% 61 84% 60 77% 59 70% 58 63% 57 56% 56 53% 55 50% If a Participant’s benefit does not commence on the first day of the month coinciding with or next following his or her birthday, the above percentages should be arithmetically interpolated based upon full months. (e) Postponed Retirement Benefit. The postponed retirement benefit shall be the benefit a Participant would have received at Normal Retirement Date but based upon his or her Benefit Factors up to his or her actual retirement. If an Employee continues working for an Employer or any Affiliate after his Normal Retirement Date, then the Employer shall notify the Employee during the first calendar month of the payroll period in which the Participant attains Normal Retirement Age that his benefits will not commence until the earlier of his actual retirement or, if applicable, his Required Beginning Date. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a general description of the Plan provisions relating to the suspension of payments, a copy of such Plan provisions, information regarding the Plan’s procedure for affording a review of the suspension of benefits, and a statement to the effect that applicable Department of Labor regulations may be found in section 2530.203-3 of Title 29 of the Code of Federal Regulations.

K-11 4841-1404-2944.2 Section 3.02. Disregard of Accrued Benefit. If a Participant receives a single sum payment equal to the Actuarial Equivalent present value of his or her entire vested Accrued Benefit, then his or her entire Accrued Benefit as of the date of the distribution shall be disregarded. If the Actuarial Equivalent present value of a Participant’s vested Accrued Benefit was zero and he or she was deemed to have received a distribution of such present value of his entire vested Accrued Benefit, and he or she again becomes an Eligible Employee before the end of the first period of five (5) consecutive one-year Periods of Severance that begin after the date of the deemed distribution, upon the date he or she again performs an Hour of Service as an Eligible Employee, the Employer-derived Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) shall be restored to the amount of such Accrued Benefit on the date of the deemed distribution.

K-12 4841-1404-2944.2 ARTICLE IV. OTHER BENEFITS Section 4.01. Death Benefits. (a) If a vested Participant dies before his or her Annuity Starting Date, the only death benefits payable shall be the Qualified Preretirement Survivor Annuity. (b) If a Qualified Preretirement Survivor Annuity becomes payable pursuant to subsection (a), the Participant’s surviving Spouse shall be paid, commencing on the first day of the month following the later of the Participant’s death or the date the Participant would have attained his or her Early Retirement Age, a survivor annuity for the life of the surviving Spouse; provided, however, that distribution to the surviving Spouse shall not be made prior to the date the Participant would have attained his or her Normal Retirement Age without the consent of the surviving Spouse. Benefits must start by the date the Participant would have been age 70½. If the Spouse dies before the Qualified Preretirement Survivor Annuity starts, no death benefits are payable hereunder. (c) If the Participant is employed by the Employer at the time of his or her death, then the amount payable to the Participant’s surviving Spouse in the form of a Qualified Preretirement Survivor Annuity shall be fifty percent (50%) of the amount calculated under Section 3.01 of this Part based on the Pension Credited Service accrued as of the date of his or her death, reduced by the early retirement reduction factors if the death benefit begins before the Participant’s Normal Retirement Date. If the Participant is not employed at the time of his or her death, the amount payable to the Participant’s surviving Spouse in the form of a Qualified Preretirement Survivor Annuity shall be fifty percent (50%) of the amount calculated under Section 3.01 of this Part based on the Pension Credited Service accrued as of the date of his or her death, with the following adjustments: (i) The benefit shall be reduced by the actuarial factors used to convert the benefit under Section 3.02 to a Qualified Joint and Survivor Annuity; and (ii) The early retirement reduction factors shall be applied if the death benefit begins before the Participant’s Normal Retirement Date. (d) Notwithstanding the foregoing, if the Participant elects within ninety (90) days before the Participant’s Annuity Starting Date a survivorship annuity providing a greater than fifty percent (50%) death benefit and the Contingent Annuitant is the Participant’s Spouse, then such greater percentage shall be paid in lieu of the fifty percent (50%) benefit described in subsection (c) above. Such election must be a qualified election according to the provisions of Sections 3.02 and 3.03 of the Master Plan Document. Section 4.02. Disability Benefits. A Participant who: (a) has 10 years of Pension Credited Service; and (b) has met the requirements for Permanent and Total Disability, shall receive a monthly Disability Benefit of:

K-13 4841-1404-2944.2 (i) the benefit to which he or she would be entitled at his or her Normal Retirement Date as calculated under Section 3.01(a) above (after subtracting the amount described in Section 3.01(e) above) but based on his or her Benefit Factors up to such disability; plus (ii) if the Participant is not eligible for disability benefits under the Social Security Act, $2.80 multiplied by his or her years (and fractions thereof) of Pension Credited Service; (iii) reduced by the amounts payable due to any sickness, injury or disability benefits under any Employer sponsored plan, except for any benefits provided by any long-term disability income plan under which the benefits are reduced by the benefits payable under this Plan; beginning with the date he or she is eligible to receive disability benefits under the Social Security Act. Such Disability Benefit shall continue until the Participant ceases to be Permanently and Totally Disabled, dies, or commences receiving a Normal Retirement Benefit or Postponed Retirement Benefit, whichever is earliest. If the disabled Participant is not entitled to receive disability benefits for any period after his or her Normal Retirement Date pursuant to a long-term disability plan maintained by the Employer, he or she will be deemed to be retired on his or her Normal Retirement Date and shall be eligible begin to receive a Normal Retirement Benefit, in accordance with the Plan’s procedures (including the requirement that an application for benefits be made). If the disabled Participant is entitled to receive disability benefits for any period after his or her Normal Retirement Date pursuant to a long-term disability plan maintained by the Employer, he or she shall continue to receive a disability hereunder, and when his or her benefit pursuant to such long-term disability plan ceases, his or her disability benefit hereunder shall cease and he or she shall be deemed to be retired at his or her Postponed Retirement Date and shall be eligible to receive a Postponed Retirement Benefit, in accordance with the Plan’s procedures (including the requirement that an application for benefits be made). Section 4.03. Vested Benefits. (a) A Participant whose employment is terminated after he or she has earned at least five (5) years of Vesting Service shall be entitled to a benefit as described in this section. (b) A person whose employment is terminated other than by death before he or she has earned five (5) years of Vesting Service or reached Normal Retirement Age shall receive no benefit under this Plan. (c) Notwithstanding anything to the contrary herein, a Participant who dies while employed with the Employer or who remains in employment with the Employer until the date he or she satisfies the requirements for Normal Retirement Age shall have a one hundred percent (100%) nonforfeitable right to his or her Accrued Benefit.

K-14 4841-1404-2944.2 (d) A Participant who becomes an inactive Participant before retirement or death (and, if applicable, before the date a disability payment begins under Section 4.02) will be entitled to one of the following, whichever is applicable: (i) Payment of his Accrued Benefit to begin on his or her Normal Retirement Date. (ii) If the Participant has satisfied the Early Retirement Age and Service Requirements, a deferred monthly retirement benefit under the Normal Form to begin on his or her Early Retirement Date. The deferred retirement benefit shall be equal to the amount under (i) above multiplied by the applicable early retirement factor set forth in Section 3.01(b). (iii) A deferred monthly retirement benefit under the Normal Form to begin on his Late Retirement Date. The deferred retirement benefit shall be determined as follows: (A) For a Participant who became an inactive Participant on or before his or her Normal Retirement Date, an amount equal to the amount under (i) above multiplied by the late retirement factor in Article III that corresponds to the number of years his Late Retirement Date follows his Normal Retirement Date. (B) For a Participant who became an inactive Participant after his or her Normal Retirement Date, an amount equal to the greater of (1) or (2) below: (1) The Participant’s Accrued Benefit on the day before the date he or she became an inactive Participant. (2) His or her Accrued Benefit on his or her Normal Retirement Date actuarially adjusted to reflect the delay in commencement of benefits after his Normal Retirement Date. Provided, however, for an inactive Participant whose Late Retirement Date occurs after the April 1 following the calendar year in which he or she attains age 70½, such Participant’s deferred monthly retirement benefit determined in (1) or (2) above, whichever applies, shall be actuarially adjusted to reflect the delay in commencement of benefits after such April 1 date. Any distribution of vested benefits shall be a retirement benefit and shall be subject to the distribution of benefits provisions of Article V and the provisions of Section 3.06 of the Master Plan Document. The Participant’s Accrued Benefit shall be calculated on the day before he or she became an inactive Participant. The amount of payment under any form (other

K-15 4841-1404-2944.2 than the Normal Form) shall be determined as provided under Section 3.02 of the Master Plan Document. If the Participant dies before his or her Annuity Starting Date, death benefits shall be distributed according to the provisions of Section 4.01.

K-16 4841-1404-2944.2 ARTICLE V. WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS Section 5.01. When Benefits Start. (a) A Participant with a vested benefit who terminates employment on or after meeting the Early Retirement Age and Service Requirements may commence receipt of his or her benefits on an Early Retirement Date, or on any later date as he or she may elect. (b) A Participant who terminates employment prior to his or her Early Retirement Date but who has met the service requirements under the Early Retirement Age and Service Requirements may elect to begin receiving an early retirement benefit on the first day of any month coincident with or following his or her Early Retirement Age, or on any later date as he or she may elect, or may elect to receive a Normal Retirement Benefit commencing on his or her Normal Retirement Date. Section 5.02. Mandatory Participant Contributions. Prior to October 1, 1989, “Contributing Participants” may have contributed to the Emerson Plan. Any withdrawal rights with respect to such contributions shall be provided under the Emerson Plan, not this Plan. Section 5.03. Automatic Forms of Distribution. Unless an optional form of benefit is selected pursuant to a qualified election within the election period (as provided in Sections 3.02 and 3.03 of the Master Plan Document), the automatic form of benefit payable to or on behalf of a Participant is determined as follows: (a) Retirement Benefits. The automatic form of retirement benefit for a Participant who does not die before his Annuity Starting Date shall be: (i) The Qualified Joint and Survivor Annuity for a Participant who has a Spouse on his or her Annuity Starting Date. (ii) The Normal Form for a Participant who does not have a Spouse on his or her Annuity Starting Date. (b) Death Benefits. The automatic form of death benefit for a Participant who dies before his Annuity Starting Date is determined according to the provisions of Section 5.01.

L-1 4841-1404-2944.2 PART L: REGAL POWER TRANSMISSIONS SOLUTIONS PENSION PLAN – APPENDIX 78 – BEARINGS DIVISION EMPLOYEES Overview: • Plan frozen to new hires effective January 30, 2015. The purpose of this Part L is to provide benefits for Eligible Employees equal to the sum of their benefit accrued with their prior employer(s) as calculated under the Emerson Electric Co. Retirement Plan (including Appendix 78 thereto) (the “Emerson Plan”) and their benefit provided with the Employer for periods on and after January 30, 2015, but then offset by the benefit accrued under the Emerson Plan. The following designations and provision shall apply only to persons who are Eligible Employees under this Part.

L-2 4841-1404-2944.2 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS Section 1.01. Format. Capitalized words and phrases defined in Section 1.02 shall have that defined meaning when used in this Part, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in Section 1.01 of the Master Plan Document. Similarly, cross references in this Part shall apply to the referenced section in this Part, unless specifically referred to as a section of the Master Plan Document. Section 1.02. Definitions. (a) “Actuarial Equivalent” means, notwithstanding anything in the Plan to the contrary, a benefit of equivalent value calculated using the table in Exhibit L-1 of this Part L. (b) “Average Compensation” means the monthly average of the Compensation paid to a Participant during the highest sixty (60) consecutive months out of the ten (10) year period immediately preceding the month in which occurs the earliest of (i) the date the Participant’s employment with McGill Manufacturing Company, Inc. terminates, (ii) the date the Participant is transferred to employment as an hourly-rated employee, or (iii) the date the Participant’s disability commenced if the Participant continues to accrue years of Pension Credited Service in accordance this Part after having become disabled. If a Participant who is transferred to hourly employment is thereafter transferred back to employment as an Eligible Employee, then in determining the Participant’s Average Compensation for purposes of the Plan, the Participant’s two periods of salaried employment will be considered as a single period of employment. (c) “Average Social Security Wage Base” means one-twelfth of the average of the Social Security Wage Bases during the thirty-five (35) calendar years ending with the year a Participant reaches his or her Social Security retirement age. The Average Social Security Wage Base is redetermined on October 1 each year. (d) “Benefit Factors” means the numerical factors used in determining the amount of a Participant’s Accrued Benefit, as they exist at a particular point in time. (e) “Break in Service” means the completion of five-hundred (500) or fewer Hours of Service by an Employee or former Employee during a computation period or any twelve (12) consecutive month Period of Severance, as applicable. (f) “Compensation” means, for periods prior to January 30, 2015, the Compensation credited under the Emerson Plan, as reported by the Administrator of the Emerson Plan. For periods on and after January 30, 2015 “Compensation” means all cash pay received during a year (or shorter period) from the Employer. In determining Compensation for any period, the following items shall be excluded: any reimbursed item, compensation in any form provided under an equity plan or award, any payment deferred for more than one year, and any severance pay. Such Compensation amounts shall include amounts contributed through a salary reduction arrangement to a qualified plan which meets the requirements of Code Section 401(k) or to a cafeteria plan which meets the requirements of Code Section 125, but shall not otherwise include Employer contributions to or benefits under this Plan or any other qualified plan. Compensation taken into account under the Plan for any Plan Year or calendar year shall not

L-3 4841-1404-2944.2 exceed $265,000 (adjusted for changes in the cost of living as provided in Section 415(d) of the Code). (g) “Contingent Annuitant” means an individual named by the Participant to receive a benefit after the Participant’s death in accordance with a survivorship annuity. (h) “Early Retirement Age and Service Requirements” means age fifty-five (55) with ten (10) years of Pension Credited Service. (i) “Early Retirement Date” means the first day of any month before a Participant’s Normal Retirement Date that the Participant selects as his or her Annuity Starting Date. This day shall be on or after the date he or she has a Severance from Employment and satisfies the Early Retirement Age and Service Requirements. (j) “Eligible Employee” means a person classified by the Employer as an employee of the Bearings Division of McGill Manufacturing Company, Inc. who is employed in such classification on January 30, 2015, provided: (i) Such a person is a salaried Employee who receives payment of his or her basic compensation for services rendered to Bearings Division/ McGill in fixed amounts at stated intervals, without regard to the number of hours worked, even though he or she may receive additional compensation in the form of bonuses, overtime pay or commissions for goods sold; or (ii) Such person is a salaried Employee of a foreign affiliate of Bearings Division/McGill who is a citizen or resident of the United States, provided that the Bearings Division/McGill has entered into an agreement under Code Section 3121(1) which applies to such Employee and such foreign affiliate employing such Employee. A person who by written contract has waived coverage under the Plan shall not be considered an Eligible Employee. (k) “Employment Commencement Date” means the date an Employee first performs an Hour of Service. (l) “Late Retirement Date” means the first day of any month that is after a Participant’s Normal Retirement Date and on which retirement benefits begin. If a Participant continues to work for the Employer after his or her Normal Retirement Date, his or her Late Retirement Date shall be the first day of the month on or after the date he or she has a Severance from Employment. (m) “Normal Form” means a single life annuity. (n) “Normal Retirement Age” means age sixty-five (65).

L-4 4841-1404-2944.2 (o) “Normal Retirement Benefit” means the Participant’s Accrued Benefit. (p) “Normal Retirement Date” means the first day of the month coinciding with or next following the later of the date a Participant attains Normal Retirement Age and the fifth anniversary of the date the Participant commenced participation of the Plan. (q) “Parental Absence” means an Employee’s absence from work: (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. (r) “Pension Credited Service” means a service period determined using the Elapsed Time Method. For periods prior to January 30, 2015, Pension Credited Service is the service as credited under the Emerson Plan, as reported by the Administrator of the Emerson Plan. For periods on or after January 30, 2015, an Eligible Employee shall accrue Pension Credited Service equaling his or her Period of Service, subject to the rules in Section 2.04. For benefit accrual purposes, Pension Credited Service accrued while not an Eligible Employee shall be disregarded. (i) When determining Pension Credited Service for purposes other than vesting, the following special rules shall apply: (A) Only the first year of any Employer-approved leave of absence described in Section 2.04 of this Part shall be included as Pension Credited Service; (B) The first twelve (12) months of any period of layoff not treated as a termination of employment by McGill Manufacturing Company, Inc. shall be counted; (C) No portion of a Participant’s Periods of Severance shall be counted. (D) If an individual is transferred from employment as an hourly employee of McGill Manufacturing Company, Inc. to employment as an Eligible Employee, the individual’s Pension Credited Service as an hourly employee of McGill Manufacturing Company, Inc. shall be counted for purposes of computing his or her benefits under this Part; provided, however, that the benefit to which such individual is entitled under this Part shall be reduced by the

L-5 4841-1404-2944.2 actuarial equivalent of the benefits to which the individual is entitled under Part L (or any other Part that provides benefit accruals for such hourly service) or any qualified defined benefit plan which affords a benefit for such hourly service. (ii) When determining Pension Credited Service for vesting purposes, the following special rules shall apply: (A) A full year of Pension Credited Service shall be granted for the twelve (12) month period commencing on the Participant’s employment anniversary date next preceding his or her termination of employment date if the Participant completes 1,000 Hours of Service during the portion of such period before his or her termination of employment date; otherwise, the Participant shall be granted a fractional year of Pension Credited Service for the period between such employment anniversary date and his or her termination of employment date calculated in completed months, and any portion of a month in excess of a whole number of months during that period shall be counted as a completed month. However, if such a Participant is rehired before twelve (12) months have elapsed since his or her termination of employment date and thereby receives Pension Credited Service for vesting purposes for his or her Severance Period between his or her date of termination of employment and his or her date of rehire, the preceding sentence shall not apply. (B) Pension Credited Service completed prior to the date the Participant attains age 18 shall be disregarded. A Participant who becomes permanently and totally disabled while employed by the Employer after completing ten (10) years of Pension Credited Service and is receiving disability benefits pursuant to the Social Security Laws shall be treated as continuing employment of the Employer; provided, however, that if prior to such Participant’s Annuity Starting Date, the Administrator determines that the Participant is no longer disabled or the Participant refuses to submit to medical examinations at any reasonable time (but not more frequently than semi-annually) to verify the continuation of his or her disability, or such Participant declines to resume active employment with the Employer within ninety (90) days after said determination by the Administrator, then the Participant’s employment with the Employer shall be deemed to have terminated on the first anniversary of the date the Participant became disabled (or on the date of said determination by the Administrator, if earlier) for purposes of determining his or her entitlement to benefits under any other provisions of the Plan.

L-6 4841-1404-2944.2 (s) “Period of Service” means a period of time beginning on an Employee’s Employment Commencement Date or Reemployment Commencement Date (whichever applies) and ending on his most recent Severance Date. For purposes of calculating an Employee’s Period of Service, the following rules shall apply: (i) A Period of Service shall be expressed as years and fractional parts of a year (to two decimal places) on the basis that 365 days equal one year. (ii) A Period of Severance shall be deemed to be a Period of Service under either of the following conditions: (A) the Period of Severance immediately follows a period during which an Employee is not absent from work and ends within twelve (12) months; or (B) the Period of Severance immediately follows a period during which an Employee is absent from work for any reason other than quitting, being discharged, or retiring (such as a leave of absence or layoff) and ends within twelve (12) months of the date he or she was first absent. (iii) A Period of Service shall be reduced by (A) all or any part of a Period of Service that is not counted pursuant to the rules set forth in this Plan and/or (B) any Period of Severance that occurred prior to his most recent Severance Date, unless such Period of Severance is included under the service spanning rules described in (ii) above. (t) “Period of Severance” means a period of time beginning on an Employee’s Severance Date and ending on the date he or she again performs an Hour of Service. A one-year Period of Severance means a Period of Severance of twelve (12) consecutive months. Solely for purposes of determining whether a one-year Period of Severance has occurred for eligibility or vesting purposes, the consecutive twelve (12) month period beginning on the first anniversary of the first date of a Parental Absence shall not be a one-year Period of Severance. (u) “Qualified Preretirement Survivor Annuity” means a straight life annuity payable to the surviving Spouse of a Participant who dies before his Annuity Starting Date with a vested benefit hereunder calculated as provided in Section 4.01. A former Spouse will be treated as the surviving Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). (v) “Reemployment Commencement Date” means the date an Employee first performs an Hour of Service following a Period of Severance. (w) “Retirement Date” means the date a retirement benefit will begin and is a Participant’s Early, Special Early, Normal, or Late Retirement Date, as the case may be. (x) “Severance Date” means the earlier of:

L-7 4841-1404-2944.2 (i) the date on which an Employee quits, retires, dies, or is discharged, or (ii) the first anniversary of the first date an Employee remains absent from service (with or without pay). This absence may be the result of any combination of reasons, including vacation, holiday, sickness, disability, leave of absence, or layoff, but excluding quit, retirement, discharge or death. Solely to determine whether a one-year Period of Severance has occurred for eligibility or vesting purposes for an Employee who is absent from service beyond the first anniversary of the first day of a Parental Absence, the Severance Date is the second anniversary of the first day of the Parental Absence. The period between the first and second anniversaries of the first day of the Parental Absence is not a Period of Service and is not a Period of Severance. (y) “Severance from Employment” means the date an Employee has ceased to be an Employee. (z) “Spouse” means either (1) the person to whom a Participant is lawfully married on his or her Annuity Starting Date or (2) in the event the Participant dies prior to his or her Annuity Starting Date, the person to whom the Participant was married throughout the ninety (90) day period preceding the Participant’s death. For purposes hereof, “lawfully married” means legally married (A) under the laws of the United States (or one of the United States) or any other generally recognized jurisdiction and (B) for federal tax purposes. (aa) “Vesting Service” -- see Pension Credited Service.

L-8 4841-1404-2944.2 ARTICLE II. PARTICIPATION AND SERVICE Section 2.01. Eligibility. Each Eligible Employee who was a Participant under Appendix 78 of the Emerson Plan on January 29, 2015, shall become a Participant hereunder on January 30, 2015. Each other Eligible Employee shall become a Participant hereunder as of the first day of the month coinciding with or next following the later of the date he or she attains age 21 and the date on which he or she completes a one (1) year Period of Service. If a person is not an Eligible Employee when he or she meets the foregoing requirements, he or she shall not become a Participant until he or she becomes an Eligible Employee. No individual who is employed or re-employed after January 30, 2015 shall become a Participant hereunder. Section 2.02. Inactive Participant. (a) An active Participant shall become an inactive Participant (stop accruing benefits) on the earliest of the following: (i) The date he or she ceases to be an eligible Employee. (ii) The effective date of complete termination of the Plan under Section 6.02 of the Master Plan Document. (iii) Their Severance from Employment date. (b) An inactive Participant or a former Participant shall not again become an active Participant (shall not resume active participation in the Plan). Section 2.03. Cessation of Participation. A Participant, whether active or inactive, shall cease to be a Participant on the earlier of the following: (a) The date of his death. (b) The date he or she receives a single sum distribution in satisfaction of all of his or her benefits under the Plan. An inactive Participant shall also cease to be a Participant on the earliest date on which he or she is not entitled to a deferred monthly income under Section 7.07 of the Master Plan Document. An individual who ceases to be a Participant hereunder shall not resume participation at any later date. Section 2.04. Calculation of Pension Credited Service. (a) Disregarded Service. If a person’s employment with the Employer and its Affiliates is terminated when he or she has no nonforfeitable right to a benefit derived from Employer contributions under the Plan, then if the number of days in the Employee’s Period of

L-9 4841-1404-2944.2 Severance equals or exceeds the greater of six (6) years or one year plus his or her Period of Service, whether or not consecutive, completed before such Period of Severance, then any Period of Service accrued prior to such break in service shall be disregarded. (b) Service with Foreign Corporation. A Participant who leaves the employment of the Employer and its Affiliates to accept employment with a corporation which is directly or indirectly owned fifty percent (50%) or more by the Company or a Subsidiary but which is organized outside of the United States, or to accept employment (at the written request of the Employer) with any other corporation organized outside of the United States, shall, if he or she thereafter returns to employment in the United States with the Employer or its Affiliates for at least twelve (12) months, earn benefits as if he or she had continued in the employment of the Employer and its Affiliates for the period of such foreign employment; provided, however, that any benefits credited for such period shall be reduced (but not below zero) by the amount of any foreign pension or severance payment earned during such period. (c) Disability Accrual. Except as may be provided otherwise in this Part, a Participant who becomes disabled while employed by the Employer or its Affiliates and is receiving disability benefits pursuant to the Social Security Laws shall for the purposes of this Plan be considered as having continued in the employment of the Employer, so long as he or she continues to receive such benefits, until the earliest of (i) the date he or she is no longer permanently and totally disabled, (ii) the date he or she has attained his or her Normal Retirement Date, (iii) his or her Annuity Starting Date, or (iv) the date he or she dies. (d) Leaves of Absence. A Participant under this Part on an Employer- approved leave of absence not described in Section 2.04 of the Master Plan Document shall be considered as having continued in the employment of the Employer for the period such leave of absence up to a maximum of two (2) years, provided such person (i) applies for and accepts (if offered) reemployment with the Employer or its Affiliates, and (ii) completes at least one (1) Year of Service with the Employer or its Affiliates after the completion of such leave of absence. Such approved leaves of absence shall be given on a uniform non-discriminatory basis.

L-10 4841-1404-2944.2 ARTICLE III. RETIREMENT BENEFITS Section 3.01. Retirement Benefits. (a) Normal Retirement Benefit. A Participant who retires at his or her Normal Retirement Date may commence receiving his or her vested Normal Retirement Benefit. The monthly Normal Retirement Benefit shall be equal to the sum of (i) plus (ii) plus (iii), minus the amount described in (iv) below: (i) 1.0% of Average Compensation up to one-twelfth of the Average Social Security Wage Base multiplied by Pension Credited Service not to exceed 35 years; plus (ii) 1.4% of Average Compensation in excess of one-twelfth of the Average Social Security Wage Base multiplied by Pension Credited Service not to exceed 35 years; plus (iii) 1.0% of Average Compensation multiplied by Pension Credited Service in excess 35 years; minus (iv) The monthly Normal Retirement Benefit amount payable to the Participant under the Emerson Plan, in the Normal Form (e.g., the Emerson Plan accrued benefit). Notwithstanding the preceding, a Participant’s Normal Retirement Benefit (before offset by the amount described in (iv) above) shall not be less than the Participant’s Normal Retirement Benefit as of December 31, 1994, as reported by the Administrator of the Emerson Plan. This amount, after reduction by the amount described in (iv) above, shall be referred to in subsection (b) as the Participant’s Grandfathered Normal Retirement Benefit. (b) Early Retirement Reduction Factor(s). A Participant who retires at his or her Early Retirement Date shall receive a monthly Early Retirement Benefit equal to his or her monthly Normal Retirement Benefit, reduced for each month by which the Annuity Starting Date of the Participant precedes his or her Normal Retirement Date at the rate of 1/4% for each such month between the first day of the month on or after the 55th and 60th birthdays of the Participant, and at the rate of 1/6% for each such month between the first day of the month on or after 60th birthday of the Participant and his or her Normal Retirement Date. Notwithstanding the foregoing, if a Participant has completed 30 or more years of Pension Credited Service and attained age 60 on his or her Early Retirement Date, his or her Early Retirement Benefit shall not be less than the Participant’s Grandfathered Normal Retirement Benefit reduced by 1/3% for those months by which the Annuity Starting Date of the Participant precedes his or her attainment of age 60. If a Participant has completed 10 or more years of Pension Credited Service but not 30 years of Pension Credited Service, his or her Early Retirement Benefit shall not be less than the Participant’s Grandfathered Normal Retirement Benefit reduced for those months by which the Annuity Starting Date of the Participant precedes his or her Normal Retirement Date at the rate 1/3% for each such month between the first day of the month on or after the 55th and 60th birthdays of the Participant, and at the rate of 1/2% for those months

L-11 4841-1404-2944.2 between the first day of the month on or after the 60th birthday of the Participant and his or her Retirement Date. (c) Late Retirement Benefit. A Participant who retires at his or her Late Retirement Date shall receive a monthly Late Retirement Benefit equal to the benefit he or she would have received at his or her Normal Retirement Date but based upon his or her Benefit Factors up to his or her actual retirement. If an Employee continues working for an Employer or any Affiliate after his or her Normal Retirement Date, then the Employer shall notify the Employee during the first calendar month of the payroll period in which the Participant attains Normal Retirement Age that his benefits will not commence until the earlier of his or her actual retirement or, if applicable, his or her Required Beginning Date. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a general description of the Plan provisions relating to the suspension of payments, a copy of such Plan provisions, information regarding the Plan’s procedure for affording a review of the suspension of benefits, and a statement to the effect that applicable Department of Labor regulations may be found in section 2530.203-3 of Title 29 of the Code of Federal Regulations. Section 3.02. Disregard of Accrued Benefit. If a Participant receives a single sum payment equal to the Actuarial Equivalent present value of his or her entire vested Accrued Benefit, then his or her entire Accrued Benefit as of the date of the distribution shall be disregarded. If the Actuarial Equivalent present value of a Participant’s vested Accrued Benefit was zero and he or she was deemed to have received a distribution of such present value of his entire vested Accrued Benefit, and he or she again becomes an Eligible Employee before the end of the first period of five (5) consecutive one-year Periods of Severance that begin after the date of the deemed distribution, upon the date he or she again performs an Hour of Service as an Eligible Employee, the Employer-derived Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) shall be restored to the amount of such Accrued Benefit on the date of the deemed distribution.

L-12 4841-1404-2944.2 ARTICLE IV. OTHER BENEFITS Section 4.01. Death Benefits. (a) If a vested Participant dies before his or her Annuity Starting Date, the only death benefits payable shall be the Qualified Preretirement Survivor Annuity. (b) If a Qualified Preretirement Survivor Annuity becomes payable pursuant to subsection (a), the Participant’s surviving Spouse shall be paid, commencing on the first day of the month following the later of the Participant’s death or the date the Participant would have attained his or her Early Retirement Age, a survivor annuity for the life of the surviving Spouse; provided, however, that distribution to the surviving Spouse shall not be made prior to the date the Participant would have attained his or her Normal Retirement Age without the consent of the surviving Spouse. Benefits must start by the date the Participant would have been age 70½. If the Spouse dies before the Qualified Preretirement Survivor Annuity starts, no death benefits are payable hereunder. (c) If the Participant is employed by the Employer at the time of his or her death, then the amount payable to the Participant’s surviving Spouse in the form of a Qualified Preretirement Survivor Annuity shall be fifty percent (50%) of the amount calculated under Section 3.01 of this Part based on the Pension Credited Service accrued as of the date of his or her death, reduced by the early retirement reduction factors if the death benefit begins before the Participant’s Normal Retirement Date. If the Participant is not employed at the time of his or her death, the amount payable to the Participant’s surviving Spouse in the form of a Qualified Preretirement Survivor Annuity shall be fifty percent (50%) of the amount calculated under Section 3.01 of this Part based on the Pension Credited Service accrued as of the date of his or her death, with the following adjustments: (i) The benefit shall be reduced by the actuarial factors used to convert the benefit under Section 3.02 to a Qualified Joint and Survivor Annuity; and (ii) The early retirement reduction factors shall be applied if the death benefit begins before the Participant’s Normal Retirement Date. (d) Notwithstanding the foregoing, if the Participant elects within ninety (90) days before the Participant’s Annuity Starting Date a survivorship annuity providing a greater than fifty percent (50%) death benefit and the Contingent Annuitant is the Participant’s Spouse, then such greater percentage shall be paid in lieu of the fifty percent (50%) benefit described in subsection (c) above. Such election must be a qualified election according to the provisions of Sections 3.02 and 3.03 of the Master Plan Document.

L-13 4841-1404-2944.2 Section 4.02. Vested Benefits.A Participant whose employment is terminated after he or she has earned at least five (5) years of Vesting Service shall be entitled to a benefit as described in this section. (b) A person whose employment is terminated other than by death before he or she has earned five (5) years of Vesting Service or reached Normal Retirement Age shall receive no benefit under this Plan. (c) Notwithstanding anything to the contrary herein, a Participant who dies while employed with the Employer or who remains in employment with the Employer until the date he or she satisfies the requirements for Normal Retirement Age shall have a one-hundred percent (100%) nonforfeitable right to his or her Accrued Benefit. (d) A Participant who becomes an inactive Participant before retirement or death (and, if applicable, before the date a disability payment begins under Section 4.02) will be entitled to one of the following, whichever is applicable: (i) Payment of his Accrued Benefit to begin on his or her Normal Retirement Date. (ii) If the Participant has satisfied the Early Retirement Age and Service Requirements, a deferred monthly retirement benefit under the Normal Form to begin on his or her Early Retirement Date. The deferred retirement benefit shall be equal to the amount under (i) above multiplied by the applicable early retirement factor set forth in Section 3.01(b). (iii) A deferred monthly retirement benefit under the Normal Form to begin on his or her Late Retirement Date. The deferred retirement benefit shall be determined as follows: (A) For a Participant who became an inactive Participant on or before his or her Normal Retirement Date, an amount equal to the amount under (i) above multiplied by the late retirement factor in Article III that corresponds to the number of years his or her Late Retirement Date follows his Normal Retirement Date. (B) For a Participant who became an inactive Participant after his or her Normal Retirement Date, an amount equal to the greater of (1) or (2) below: (1) The Participant’s Accrued Benefit on the day before the date he or she became an inactive Participant. (2) His or her Accrued Benefit on his or her Normal Retirement Date actuarially adjusted to reflect the

L-14 4841-1404-2944.2 delay in commencement of benefits after his or her Normal Retirement Date. Provided, however, for an inactive Participant whose Late Retirement Date occurs after the April 1 following the calendar year in which he or she attains age 70½, such Participant’s deferred monthly retirement benefit determined in (1) or (2) above, whichever applies, shall be actuarially adjusted to reflect the delay in commencement of benefits after such April 1 date. Any distribution of vested benefits shall be a retirement benefit and shall be subject to the distribution of benefits provisions of Article V and the provisions of Section 3.06 of the Master Plan Document. The Participant’s Accrued Benefit shall be calculated on the day before he or she became an inactive Participant. The amount of payment under any form (other than the Normal Form) shall be determined as provided under Section 3.02 of the Master Plan Document. If the Participant dies before his or her Annuity Starting Date, death benefits shall be distributed according to the provisions of Section 4.01.

L-15 4841-1404-2944.2 ARTICLE V. WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS Section 5.01. When Benefits Start. (a) A Participant with a vested benefit who terminates employment on or after meeting the Early Retirement Age and Service Requirements may commence receipt of his or her benefits on an Early Retirement Date, or on any later date as he or she may elect. (b) A Participant who terminates employment prior to his or her Early Retirement Date but who has met the service requirements under the Early Retirement Age and Service Requirements may elect to begin receiving an early retirement benefit on the first day of any month coincident with or following his or her Early Retirement Age, or may elect to receive a Normal Retirement Benefit commencing on his or her Normal Retirement Date. Section 5.02. Mandatory Participant Contributions. Prior to October 1, 1989, “Contributing Participants” may have contributed to the Emerson Plan. Any withdrawal rights with respect to such contributions shall be provided under the Emerson Plan, not this Plan. Section 5.03. Automatic Forms of Distribution. Unless an optional form of benefit is selected pursuant to a qualified election within the election period (see Sections 3.02 and 3.03 of the Master Plan Document), the automatic form of benefit payable to or on behalf of a Participant is determined as follows: (a) Retirement Benefits. The automatic form of retirement benefit for a Participant who does not die before his or her Annuity Starting Date shall be: (i) The Qualified Joint and Survivor Annuity for a Participant who has a Spouse on his or her Annuity Starting Date. (ii) The Normal Form for a Participant who does not have a Spouse on his or her Annuity Starting Date. (b) Death Benefits. The automatic form of death benefit for a Participant who dies before his or her Annuity Starting Date is determined according to the provisions of Section 5.01. Section 5.04. Suspension of Benefits Upon Reemployment. In the event a Participant who is receiving benefits under the Plan returns to the full-time employment of the Employer (as defined in the Employer’s employment practices) prior to his or her Required Beginning Date, payment of his or her benefits will continue. Upon his or her subsequent termination of employment with the Employer, the Participant shall continue to receive the benefit he or she was receiving during the period of reemployment; provided that, if the Participant’s most recent termination of employment occurred prior to January 1, 2018, then, to the extent the law so requires, in no event shall the Participant receive a benefit that is less valuable, on an actuarial basis, than the benefits to which he or she would be entitled under the Plan as in effect on the date of such subsequent termination, taking into account his or her age at the time of such subsequent termination and his or her Benefit Factors

L-16 4841-1404-2944.2 earned during his or her period of reemployment (if any), reduced by the value of the benefits, other than disability benefits, he or she received prior to his or her subsequent termination date.

EXHIBIT L-1: ACTUARIAL ASSUMPTIONS

I. Joint and Survivor Annuity Form of Payment

Age of Employee Less Age of Contingent Annuitant	Age-Related Retirement Percent of Life Annuity Payable to Employee with 50%, 66-2/3%, 75% or 100% of Reduced Amount Payable to Contingent Annuitant			
	50%	66-2/3%	75%	100%
20*	78.20	76.10	68.10	On File with Hewitt
19	78.40	76.40	68.40	
18	78.70	76.70	68.80	
17	79.00	77.10	69.20	
16	79.40	77.50	69.60	
15	79.80	77.90	70.10	
14	80.20	78.40	70.70	
13	80.60	78.90	71.30	
12	81.00	79.40	71.90	
11	81.40	79.90	72.50	
10	81.80	80.40	73.10	
9	82.20	80.90	73.70	
8	82.60	81.40	74.30	
7	83.00	81.90	74.90	
6	83.40	82.40	75.50	
5	83.90	82.90	76.10	
4	84.40	83.40	76.80	
3	84.90	83.90	77.50	
2	85.40	84.50	78.20	
1	85.90	85.10	79.00	
0	86.40	85.70	79.80	
-1	86.90	86.20	80.60	
-2	87.40	86.70	81.40	
-3	87.90	87.20	82.20	
-4	88.40	87.70	83.00	
-5	88.90	88.20	83.70	
-6	89.40	88.70	84.40	
-7	89.90	89.20	85.10	
-8	90.40	89.70	85.80	
-9	90.90	90.20	86.50	
-10	91.40	90.70	87.20	
-11	91.90	91.20	87.90	
-12	92.40	91.70	88.60	
-13	92.90	92.20	89.30	
-14	93.40	92.70	90.00	
-15	93.90	93.20	90.70	
-16	94.30	93.70	91.40	
-17	94.70	94.20	92.10	
-18	95.00	94.70	92.80	
-19	95.30	95.20	93.40	
-20 or more	95.60	95.70	93.90	

* Reduce applicable Percent by an additional .20% for the Joint & 50% Contingent Annuity form, and by an additional .30% for the other forms, for each year in excess of 20. Example: Under the Joint & 50% Contingent Annuitant form, if employee is 23 years older than Contingent Annuitant, reduce the 78.20% by .60% to 77.60.

L-17

4841-1404-2944.2

M-1 4841-1404-2944.2 PART M: REGAL POWER TRANSMISSIONS SOLUTIONS PENSION PLAN – APPENDIX 79 – MCGILL MANUFACTURING NON-UNION HOURLY EMPLOYEES (MONTICELLO, IN) Overview: • Plan frozen to new hires effective January 30, 2015. The purpose of this Part M is to provide benefits for Eligible Employees equal to the sum of their benefit with their prior employer(s) as calculated under the Emerson Electric Co. Retirement Plan (including Appendix 79 thereto) (the “Emerson Plan”) and their benefit provided with the Employer for periods on and after January 30, 2015, but then offset by the benefits that will be provided under the Emerson Plan. The following designations and provisions shall apply only to persons who are Eligible Employees under this Part.

M-2 4841-1404-2944.2 ARTICLE I. DEFINITIONS AND FORMAT OF TERMS Section 1.01. Format. Capitalized words and phrases defined in Section 1.02 shall have that defined meaning when used in this Part, unless the context clearly indicates otherwise. Additional capitalized terms used herein are defined in Section 1.01 of the Master Plan Document. Similarly, cross references in this Part shall apply to the referenced section in this Part, unless specifically referred to as a section of the Master Plan Document. Section 1.02. Definitions. (a) “Actuarial Equivalent” means, notwithstanding anything in the Plan to the contrary, a benefit of equivalent value calculated using the table in Exhibit M-1 of this Part M. (b) “Contingent Annuitant” means an individual named by the Participant to receive a benefit after the Participant’s death in accordance with a survivorship annuity. (c) “Early Retirement Age and Service Requirements” means age fifty-five (55) with ten (10) years of Pension Credited Service. (d) “Early Retirement Date” means the first day of any month before a Participant’s Normal Retirement Date that the Participant selects as his or her Annuity Starting Date. This day shall be on or after the date he or she has a Severance from Employment and satisfies the Early Retirement Age and Service Requirements. (e) “Eligible Employee” means an Employee who is classified by the Employer as a non-union hourly employee of McGill Manufacturing Company, Inc., at its Bearings Division, Monticello, Indiana Plant and is employed in such classification on January 30, 2015. A person who by written contract has waived coverage under the Plan shall not be considered an Eligible Employee. (f) “Employment Commencement Date” means the date an Employee first performs an Hour of Service. (g) “Late Retirement Date” means the first day of any month that is after a Participant’s Normal Retirement Date and on which retirement benefits begin. If a Participant continues to work for the Employer after his or her Normal Retirement Date, his or her Late Retirement Date shall be the first day of the month on or after the date he or she has a Severance from Employment. (h) “Normal Form” means a single life annuity. (i) “Normal Retirement Age” means age sixty-five (65). (j) “Normal Retirement Benefit” means the Participant’s Accrued Benefit. (k) “Normal Retirement Date” means the first day of the month coinciding with or next following the later of the date a Participant attains Normal Retirement Age and the fifth anniversary of the date the Participant commenced participation in the Plan.

M-3 4841-1404-2944.2 (l) “Parental Absence” means an Employee’s absence from work: (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. (m) “Pension Credited Service” means a service period determined using the elapsed time method. For periods prior to January 30, 2015, Pension Credited Service is the service as credited under the Emerson Plan, as reported to the Administrator by the Emerson Plan. For periods on or after January 30, 2015, an Eligible Employee shall accrue Pension Credited Service equaling his or her Periods of Service, subject to the rules in Section 2.04. When determining Pension Credited Service for all purposes, all periods of any Employer-approved leave of absence described in Section 2.04 shall be included as Pension Credited Service for the location to which the leave relates; provided, however, that if a Participant, in the case of an unpaid leave of absence, does not return to active employment immediately following the expiration of his or her leave and has not terminated employment at his or her Early, Normal or Late Retirement Date or died during the term of the leave of absence, the Participant shall be considered to have terminated employment for purposes of the Plan as of the earlier of (i) the first anniversary of the date the leave of absence of the Participant commenced; or (ii) the last day of the term of the leave of absence of the Participant. When determining Pension Credited Service for all purposes other than vesting, no portion of a Participant’s Periods of Severance shall be counted. When determining Pension Credited Service for benefit accrual purposes, services while other than an Eligible Employee shall not be counted. When determining Pension Credited Service for vesting purposes, the following special rule shall apply: a full year of Pension Credited Service shall be granted for the twelve (12) month period commencing on the Participant’s employment anniversary date next preceding his or her termination of employment date if the Participant completes 1,000 Hours of Service during the portion of such period before his or her termination of employment date; otherwise, the Participant shall be granted a fractional year of Pension Credited Service for the period between such employment anniversary date and his or her termination of employment date calculated in completed months, and any portion of a month in excess of a whole number of months during that period shall be counted as a completed month. However, if such a Participant is rehired before twelve (12) months have elapsed since his or her termination of employment date and thereby receives Pension Credited Service for vesting purposes for his or her Severance Period between his or her date of termination of employment and his or her date of rehire, the preceding sentence shall not apply.

M-4 4841-1404-2944.2 (n) “Period of Service” means a period of time beginning on an Employee’s Employment Commencement Date or Reemployment Commencement Date (whichever applies) and ending on his most recent Severance Date. For purposes of calculating an Employee’s Period of Service, the following rules shall apply: (i) A Period of Service shall be expressed as years and fractional parts of a year (to two decimal places) on the basis that 365 days equal one year. (ii) A Period of Severance shall be deemed to be a Period of Service under either of the following conditions: (A) the Period of Severance immediately follows a period during which an Employee is not absent from work and ends within twelve (12) months; or (B) the Period of Severance immediately follows a period during which an Employee is absent from work for any reason other than quitting, being discharged, or retiring (such as a leave of absence or layoff) and ends within twelve (12) months of the date he or she was first absent. (iii) A Period of Service shall be reduced by (A) all or any part of a Period of Service that is not counted pursuant to the rules set forth in this Plan and/or (B) any Period of Severance that occurred prior to an Employee’s most recent Severance Date, unless such Period of Severance is included under the service spanning rules described in (ii) above. (o) “Period of Severance” means a period of time beginning on an Employee’s Severance Date and ending on the date he or she again performs an Hour of Service. A one-year Period of Severance means a Period of Severance of twelve (12) consecutive months. Solely for purposes of determining whether a one-year Period of Severance has occurred for eligibility or vesting purposes, the consecutive twelve (12) month period beginning on the first anniversary of the first date of a Parental Absence shall not be a one-year Period of Severance. (p) “Permanent and Total Disability” (or derivations thereof) means that an Eligible Employee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental disability which has existed for six (6) continuous months and which, in the opinion of the qualified physician selected by the Administrator, can reasonably be expected to continue for the balance of his or her life, exclusive of disability resulting from service in the Armed Forces for which he or she received a military pension, intentional self-inflicted injury, participation in a felonious criminal act, or habitual excessive use of intoxicants, drugs or narcotics. The Administrator shall have the responsibility for determining whether a Participant has incurred a disability and, before approving payment of any disability retirement benefit, may require reasonable proof of such disability. (q) “Qualified Joint and Survivor Annuity” means, for a Participant who has a Spouse, an immediate survivorship life annuity, where the survivorship percentage is fifty percent (50%) and the Contingent Annuitant is the Participant’s Spouse. A former spouse will be

M-5 4841-1404-2944.2 treated as the Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). This Qualified Joint and Survivor Annuity shall be at least the Actuarial Equivalent of any form of annuity benefit offered under the Plan. (r) “Qualified Preretirement Survivor Annuity” means a straight life annuity payable to the surviving Spouse of a Participant who dies before his Annuity Starting Date with a vested benefit hereunder calculated as provided in Section 4.01. A former Spouse will be treated as the surviving Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). (s) “Reemployment Commencement Date” means the date an Employee first performs an Hour of Service following a Period of Severance. (t) “Severance Date” means the earlier of: (i) the date on which an Employee quits, retires, dies, or is discharged, or (ii) the first anniversary of the first date an Employee is absent from service (with or without pay). This absence may be the result of any combination of reasons, including vacation, holiday, sickness, disability, leave of absence, or layoff, but excluding quit, retirement, discharge or death. Solely to determine whether a one-year Period of Severance has occurred for eligibility or vesting purposes for an Employee who is absent from service beyond the first anniversary of the first day of a Parental Absence, the Severance Date is the second anniversary of the first day of the Parental Absence. The period between the first and second anniversaries of the first day of the Parental Absence is not a Period of Service and is not a Period of Severance. (u) “Severance from Employment” means an Employee has ceased to be an Employee. (v) “Spouse” means either (i) the person to whom a Participant is lawfully married on his or her Annuity Starting Date or (ii) in the event the Participant dies prior to his or her Annuity Starting Date, the person to whom the Participant was married throughout the ninety (90) day period preceding the Participant’s death. For purposes hereof, “lawfully married” means legally married (A) under the laws of the United States (or one of the United States) or any other generally recognized jurisdiction and (B) for federal tax purposes. (w) “Vesting Service” – see Pension Credited Service.

M-6 4841-1404-2944.2 ARTICLE II. PARTICIPATION AND SERVICE Section 2.01. Eligibility. Each Eligible Employee who was a “Participant” under Appendix 79 of the Emerson Plan on January 29, 2015 shall become a Participant hereunder on January 30, 2015. No individual who is employed or re-employed after January 30, 2015 shall become a Participant hereunder. Section 2.02. Inactive Participant. (a) An active Participant shall become an inactive Participant (stop accruing benefits) on the earliest of the following: (i) The date he or she ceases to be an Eligible Employee. (ii) The effective date of complete termination of the Plan under Section 6.02 of the Master Plan Document. (iii) Their Severance from Employment date. (b) An inactive participant or a former Participant shall not again become an active participant (shall not resume active participation in the Plan). Section 2.03. Cessation of Participation. A Participant, whether active or inactive, shall cease to be a Participant on the earlier of the following: (a) The date of his death. (b) The date he or she receives a single sum distribution in satisfaction of all of his or her benefits under the Plan. An inactive participant shall also cease to be a Participant on the earliest date on which he or she is not entitled to a deferred monthly income under Section 7.07 of the Master Plan Document. An individual who ceases to be a Participant hereunder shall not resume participation at any later date. Section 2.04. Calculation of Pension Credited Service. (a) Disregarded Service. If a person’s employment with the Employer and its Affiliates is terminated when he or she has no nonforfeitable right to a benefit derived from Employer contributions under the Plan, then if the number of days in the Employee’s Period of Severance equals or exceeds the greater of six (6) years or one year plus his or her Period of Service, whether or not consecutive, completed before such Period of Severance, then any Period of Service accrued prior to such break in service shall be disregarded. (b) Service with Foreign Corporation. A Participant who leaves the employment of the Employer and its Affiliates to accept employment with a corporation which is

M-7 4841-1404-2944.2 directly or indirectly owned fifty percent (50%) or more by the Company or an Affiliate but which is organized outside of the United States, or to accept employment (at the written request of the Employer) with any other corporation organized outside of the United States, shall, if he or she thereafter returns to employment in the United States with the Employer or its Affiliates for at least twelve (12) months, earn benefits as if he or she had continued in the employment of the Employer and its Affiliates for the period of such foreign employment; provided, however, that any benefits credited for such period shall be reduced (but not below zero) by the amount of any foreign pension or severance payment earned during such period. (c) Disability Accrual. Except as may be provided otherwise in this Part, a Participant who becomes disabled while employed by the Employer or its Affiliates and who is receiving disability benefits pursuant to the Social Security Laws shall for the purposes of this Plan be considered as having continued in the employment of the Employer, so long as he or she continues to receive such benefits, until the earliest of (i) the date he or she is no longer permanently and totally disabled, (ii) the date he or she has attained his or her Normal Retirement Date, (iii) his or her Annuity Starting Date, or (iv) the date he or she dies. (d) Leaves of Absence. A Participant under this Part on an Employer- approved leave of absence not described in Section 2.04 of the Master Plan Document shall be considered as having continued in the employment of the Employer for the period such leave of absence up to a maximum of two (2) years, provided such person (i) applies for and accepts (if offered) reemployment with the Employer or its Affiliates, and (ii) completes at least one (1) Year of Service with the Employer or its Affiliates after the completion of such leave of absence. Such approved leaves of absence shall be given on a uniform non-discriminatory basis.

M-8 4841-1404-2944.2 ARTICLE III. RETIREMENT BENEFITS Section 3.01. Retirement Benefits. (a) Normal Retirement Benefit. A Participant who terminates employment from the Company and its Affiliates at his or her Normal Retirement Date may commence receiving his or her vested Normal Retirement Benefit. The monthly Normal Retirement Benefit shall equal eighteen dollars and fifty cents ($18.50) multiplied by his or her years (and fractions thereof) of Pension Credited Service, reduced by the normal retirement benefit payable for such Participant under the Emerson Plan (e.g., the Emerson Plan accrued benefit). (b) Early Retirement Benefit. A Participant who terminates employment from the Company and its Affiliates after meeting the Early Retirement Age and Service Requirement and before Normal Retirement Age shall be entitled to receive a monthly Early Retirement Benefit equal to his or her monthly Normal Retirement Benefit, reduced as follows: (i) If a Participant has not completed 30 or more years of Pension Credited Service at his or her Annuity Starting Date, the amount so determined shall be reduced for each month by which the Annuity Starting Date of the Participant precedes his or her Normal Retirement Date at the rate of 1/3% for each such month between the first day of the month on or after the 55th and 60th birthdays of the Participant, and at the rate of 1/2% for each such month between the first day of the month on or after the 60th birthday of the Participant and his or her Normal Retirement Date. (ii) If a Participant has completed at least 30 years of Pension Credited Service at his or her Annuity Starting Date, the amounts so determined shall be reduced for each month by which the Annuity Starting Date of the Participant precedes his or her Normal Retirement Date at the rate of 1/3% for each such month between the first day of the month on or after the 55th and 60th birthdays of the Participant, and at the rate of 1/2% for each such month between the first day of the month on or after the 60th and 62nd birthdays of the Participant. (c) Late Retirement Benefit. A Participant who terminates employment from the Company and its Affiliates after Normal Retirement Age shall receive a monthly postponed Retirement Benefit equal to the benefit he or she would have received at his or her Normal Retirement Date but based upon his or her Pension Credited Service up to his or her actual retirement. If an Employee continues working for an Employer or any Affiliate after his Normal Retirement Date, then the suspension of benefits provisions of Section 3.08 of the Master Plan Document shall apply.

M-9 4841-1404-2944.2 Section 3.02. Disregard of Accrued Benefit. If a Participant receives a single sum payment equal to the Actuarial Equivalent present value of his or her entire vested Accrued Benefit, then his or her entire Accrued Benefit as of the date of the distribution shall be disregarded. If the Actuarial Equivalent present value of a Participant’s vested Accrued Benefit was zero and he or she was deemed to have received a distribution of such present value of his entire vested Accrued Benefit, and he or she again becomes an Eligible Employee before the end of the first period of five (5) consecutive one-year Periods of Severance that begin after the date of the deemed distribution, upon the date he or she again performs an Hour of Service as an Eligible Employee, the Employer derived Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) shall be restored to the amount of such Accrued Benefit on the date of the deemed distribution.

M-10 4841-1404-2944.2 ARTICLE IV. OTHER BENEFITS Section 4.01. Death Benefits. (a) If a vested Participant dies before his or her Annuity Starting Date, the only death benefits payable shall be the Qualified Preretirement Survivor Annuity. (b) If a Qualified Preretirement Survivor Annuity becomes payable pursuant to subsection (a), the Participant’s surviving Spouse shall be paid, commencing on the first day of the month following the later of the Participant’s death or the date the Participant would have attained his or her Early Retirement Age, a survivor annuity for the life of the surviving Spouse; provided, however, that distribution to the surviving Spouse shall not be made prior to the date the Participant would have attained his or her Normal Retirement Age without the consent of the surviving Spouse. Benefits must start by the date the Participant would have been age 70½. If the Spouse dies before the Qualified Preretirement Survivor Annuity starts, no death benefits are payable hereunder. (c) If the Participant is employed by the Employer at the time of his or her death, then the amount payable to the Participant’s surviving Spouse in the form of a Qualified Preretirement Survivor Annuity shall be fifty percent (50%) of the amount calculated under Section 3.01 of this Part based on the Pension Credited Service accrued as of the date of his or her death, reduced by the early retirement reduction factors if the death benefit begins before the Participant’s Normal Retirement Date. If the Participant is not employed at the time of his or her death, the amount payable to the Participant’s surviving Spouse in the form of a Qualified Preretirement Survivor Annuity shall be fifty percent (50%) of the amount calculated under Section 3.01 of this Part based on the Pension Credited Service accrued as of the date of his or her death, with the following adjustments: (i) The benefit shall be reduced by the actuarial factors used to convert the benefit under Section 3.02 to a Qualified Joint and Survivor Annuity; and (ii) The early retirement reduction factors shall be applied if the death benefit begins before the Participant’s Normal Retirement Date. (d) Notwithstanding the foregoing, if the Participant elects within ninety (90) days before the Participant’s Annuity Starting Date a survivorship annuity providing a greater than fifty percent (50%) death benefit and the Contingent Annuitant is the Participant’s Spouse, then such greater percentage shall be paid in lieu of the fifty percent (50%) benefit described in subsection (c) above. Such election must be a qualified election according to the provisions of Sections 3.02 and 3.03 of the Master Plan Document. Section 4.02. Disability Benefits. (a) Disability Benefit Exception. A Participant who: (i) has twenty (20) years (ten (10) years if hired on or before July 1, 1989) of Pension Credited Service; (ii) has attained age 40; and (iii) has met the requirements for Permanent and Total Disability (while working as

M-11 4841-1404-2944.2 an Eligible Employee), shall receive a monthly Disability Benefit, beginning with the date he or she is eligible to receive disability benefits under the Social Security Act. The monthly Disability Benefit shall be a monthly amount equal to the benefit to which he or she would be entitled at his or her Normal Retirement Date as calculated under Section 3.01 but based on his or her Pension Credited Service accrued as of the first day of the month coincident with or next following the date the Participant is determined to be Permanently and Totally Disabled, reduced by any lump sum payment due on account of workers compensation or occupational disease laws. No disability benefit shall be due until such lump sum, as so charged on a monthly basis against the monthly disability retirement benefit otherwise payable under the Plan, is exhausted. Such Disability Benefit shall continue until the Participant ceases to be Permanently and Totally Disabled, dies, or reaches his or her Normal Retirement Date or Annuity Starting Date. If the disabled Participant is not entitled to receive disability benefits for any period after his or her Normal Retirement Date pursuant to a long term disability plan maintained by the Employer, he or she will be deemed to be retired on his or her Normal Retirement Date and shall be eligible to begin to receive a Normal Retirement Benefit, in accordance with the Plan’s procedures (including the requirement that an application for benefits be made). If the disabled Participant is entitled to receive disability benefits for any period after his or her Normal Retirement Date pursuant to a long term disability plan maintained by the Employer, he or she shall continue to receive his or her Disability Benefit hereunder, and when his or her benefit pursuant to such long term disability plan ceases, his or her Disability Benefit hereunder shall cease and he or she shall be deemed to be retired at his or her late Retirement Date and shall be eligible to receive a late Retirement Benefit, in accordance with the Plan’s procedures (including the requirement that an application for benefits be made). In calculating the Early Retirement Benefit (if any), Normal Retirement Benefit, or late Retirement Benefit, for purposes of this Section, only the Pension Credited Service earned before the Participant became Permanently and Totally Disabled shall be counted. Section 4.03. Vested Benefits. (a) A Participant whose employment is terminated after he or she has earned at least five (5) years of Vesting Service shall be entitled to a benefit as described in this section. (b) A person whose employment is terminated other than by death before he or she has earned five (5) years of Vesting Service or reached Normal Retirement Age shall receive no benefit under this Plan. (c) Notwithstanding anything to the contrary herein, a Participant who dies while employed with the Employer or who remains in employment with the Employer until the date he or she satisfies the requirements for Normal Retirement Age shall have a one-hundred percent (100%) nonforfeitable right to his or her Accrued Benefit. (d) A Participant who becomes an inactive Participant before retirement or death (and, if applicable, before the date a disability payment begins under Section 4.02) will be entitled to one of the following, whichever is applicable: (i) Payment of his Accrued Benefit to begin on his or her Normal Retirement Date.

M-12 4841-1404-2944.2 (ii) If the Participant has satisfied the Early Retirement Age and Service Requirements, a deferred monthly retirement benefit under the Normal Form to begin on his or her Early Retirement Date. The deferred retirement benefit shall be equal to the amount under (i) above multiplied by the applicable early retirement factor set forth in Section 3.01(b). (iii) A deferred monthly retirement benefit under the Normal Form to begin on his Late Retirement Date. The deferred retirement benefit shall be determined as follows: (A) For a Participant who became an inactive Participant on or before his or her Normal Retirement Date, an amount equal to the amount under (i) above multiplied by the late retirement factor in Article III that corresponds to the number of years his Late Retirement Date follows his Normal Retirement Date. (B) For a Participant who became an inactive Participant after his or her Normal Retirement Date, an amount equal to the greater of (1) or (2) below: (1) The Participant’s Accrued Benefit on the day before the date he or she became an inactive Participant. (2) His or her Accrued Benefit on his or her Normal Retirement Date actuarially adjusted to reflect the delay in commencement of benefits after his Normal Retirement Date. Provided, however, for an inactive Participant whose Late Retirement Date occurs after the April 1 following the calendar year in which he or she attains age 70½, such Participant’s deferred monthly retirement benefit determined in (1) or (2) above, whichever applies, shall be actuarially adjusted to reflect the delay in commencement of benefits after such April 1 date. Any distribution of vested benefits shall be a retirement benefit and shall be subject to the distribution of benefits provisions of Article V and the provisions of Section 3.06 of the Master Plan Document. The Participant’s Accrued Benefit shall be calculated on the day before he or she became an inactive Participant. The amount of payment under any form (other than the Normal Form) shall be determined as provided under Section 3.02 of the Master Plan Document. If the Participant dies before his or her Annuity Starting Date, death benefits shall be distributed according to the provisions of Section 4.01.

M-13 4841-1404-2944.2 ARTICLE V. WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS Section 5.01. When Benefits Start. (a) A Participant with a vested benefit who terminates employment on or after meeting the Early Retirement Age and Service Requirements may commence receipt of his or her benefits on an Early Retirement Date, or on any later date as he or she may elect. (b) A Participant who terminates employment prior to his or her Early Retirement Date but who has met the service requirements under the Early Retirement Age and Service Requirements may elect to begin receiving an early retirement benefit on the first day of any month coincident with or following his or her Early Retirement Age, or on any later date as he or she may elect, or may elect to receive a Normal Retirement Benefit commencing on his or her Normal Retirement Date. Section 5.02. Mandatory Participant Contributions. Prior to October 1, 1989, “Contributing Participants” may have contributed to the Emerson Plan. Any withdrawal rights with respect to such contributions shall be provided under the Emerson Plan, not this Plan. Section 5.03. Automatic Forms of Distribution. Unless an optional form of benefit is selected pursuant to a qualified election within the election period (see Sections 3.02 and 3.03 of the Master Plan Document), the automatic form of benefit payable to or on behalf of a Participant is determined as follows: (a) Retirement Benefits. The automatic form of retirement benefit for a Participant who does not die before his Annuity Starting Date shall be: (i) The Qualified Joint and Survivor Annuity for a Participant who has a Spouse on his or her Annuity Starting Date. (ii) The Normal Form for a Participant who does not have a Spouse on his or her Annuity Starting Date. (b) Death Benefits. The automatic form of death benefit for a Participant who dies before his Annuity Starting Date is determined according to the provisions of Section 4.01. Section 5.04. Suspension of Benefits Upon Reemployment. In the event a Participant who is receiving benefits under the Plan returns to the full-time employment of the Employer (as defined in the Employer’s employment practices) prior to his or her Required Beginning Date, payment of his or her benefits will continue. Upon his or her subsequent termination of employment with the Employer, the Participant shall continue to receive the benefit he or she was receiving during the period of reemployment; provided that, if the Participant’s most recent termination of employment occurred prior to January 1, 2018, then, to the extent the law so requires, in no event shall the Participant receive a benefit that is less valuable, on an actuarial basis, than the benefits to which he or she would be entitled under the Plan as in effect on the date of such subsequent termination, taking into account his or her age at the time of such subsequent termination and his or her Pension Credited

M-14 4841-1404-2944.2 Service earned during his or her period of reemployment (if any), reduced by the value of the benefits, other than disability benefits, he or she received prior to his or her subsequent termination date.

EXHIBIT M-1: ACTUARIAL ASSUMPTIONS

Actuarial Assumptions

Joint and Survivor Annuity Form of Payment

Age of Employee Less Age of Joint Annuitant	Age-Related Retirement Percent of Life Annuity Payable to Employee with 50%, 66-2/3%, 75% or 100% of Reduced Amount Payable to Contingent Annuitant			
	50%	66-2/3%	75%	100%
-2	87.40	86.70	81.40	-2
-3	87.90	87.20	82.20	-3
-4	88.40	87.70	83.00	-4
-5	88.90	88.20	83.70	-5
-6	89.40	88.70	84.40	-6
-7	89.90	89.20	85.10	-7
-8	90.40	89.70	85.80	-8
-9	90.90	90.20	86.50	-9
-10	91.40	90.70	87.20	-10
-11	91.90	91.20	87.90	-11
-12	92.40	91.70	88.60	-12
-13	92.90	92.20	89.30	-13
-14	93.40	92.70	90.00	-14
-15	93.90	93.20	90.70	-15
-16	94.30	93.70	91.40	-16
-17	94.70	94.20	92.10	-17
-18	95.00	94.70	92.80	-18
-19	95.30	95.20	93.40	-19
-20 or more	95.60	95.70	93.90	-20 or more

* Reduce applicable Percent by an additional .20% for the Joint & 50% Contingent Annuity form, and by an additional .30% for the other forms, for each year in excess of 20. Example: Under the Joint & 50% Contingent Annuitant form, if employee is 23 years old than Contingent Annuitant, reduce the 78.20% by .60% to 77.60.

10 Years Certain and Life Form

Age at Date of Retirement	Percent of Life Annuity Benefits Payable to Employee
55	97.30%
56	97.00%
57	96.60%
58	96.20%
59	95.80%
60	95.30%
61	94.80%
62	94.10%
63	93.40%
64	92.60%
65	91.70%
66	90.70%

M-15

4841-1404-2944.2

M-16 4841-1404-2944.2 67 89.70% 68 88.50% 69 87.30% 70 85.90% Note: The above table only gives the factors for years of attained age. The factor used to determine a Retirement benefit will take into account years and months of attained age at Retirement. For example, the factor of age 62 and 6 months is 93.75%.